EX-10.1

EXECUTION VERSION

AMENDMENT NO. 2, dated as of December 19, 2024 (this “Amendment”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 17, 2021 (as amended by that certain Amendment No. 1 to the Amended and Restated Credit Agreement, dated as of March 8, 2023, and as further amended, supplemented or modified prior to the date hereof, the “Existing Credit Agreement”, and as amended pursuant to this Amendment, the “Amended Credit Agreement”), among FRONTDOOR, INC., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent, Collateral Agent and Issuing Bank.

WHEREAS, pursuant to the Existing Credit Agreement, on the 2021 Amendment Effective Date (as defined in the Existing Credit Agreement), (a) certain Lenders (the “Existing Revolving Lenders”) agreed to provide Initial Revolving Commitments (as defined in the Existing Credit Agreement) (the “Existing Revolving Commitments”) to the Borrower, (b) certain Lenders (the “Existing Term A Lenders”) made Initial Term A Loans (as defined in the Existing Credit Agreement) (the “Existing Term A Loans”) to the Borrower and (c) certain Lenders (the “Existing Term B Lenders”) made Initial Term B Loans (as defined in the Existing Credit Agreement) (the “Existing Term B Loans” and, together with the Existing Term A Loans, the “Existing Term Loans”) to the Borrower;

WHEREAS, the Borrower desires to (a) obtain a Specified Refinancing Revolving Facility in an aggregate amount of $250,000,000 (the “Refinancing Revolving Facility”), (b) obtain a new term loan facility in an aggregate principal amount of $217,750,000 (the “Refinancing Term A Facility”), (c) obtain a new term loan facility in an aggregate principal amount of $425,000,000 (the “Refinancing Term B Facility” and, together with the Refinancing Term A Facility, the “Refinancing Term Facilities”), (d) obtain a new term loan facility in an aggregate principal amount of $200,000,000 (the “2-10 Acquisition Incremental Term A Facility”), (e) obtain a new term loan facility in an aggregate principal amount of $375,000,000 (the “2-10 Acquisition Incremental Term B Facility” and, together with the 2-10 Acquisition Incremental Term A Facility, the “2-10 Acquisition Incremental Term Facilities”) and (f) amend the Existing Credit Agreement to (i) establish the Refinancing Revolving Facility, the Refinancing Term Facilities and the 2-10 Acquisition Incremental Term Facilities, in each case on the terms and subject to the conditions set forth in the Amended Credit Agreement and (ii) effect certain other changes to the Existing Credit Agreement as set forth in the Amended Credit Agreement;

WHEREAS, (a) the Refinancing Revolving Facility will replace in full the revolving facility under the Existing Credit Agreement, (b) the proceeds of the Refinancing Term Facilities, together with cash on hand of the Borrower and its Subsidiaries, will be used (i) to repay in full the Existing Term Loans (including any accrued and unpaid interest thereon), (ii) to finance the repurchase of shares of the Borrower’s common Capital Stock, (iii) to pay the fees and expenses incurred in connection with each of the foregoing and (iv) to the extent any proceeds remain, for general corporate purposes and (c) the proceeds of the 2-10 Acquisition Incremental Term Facilities, together with cash on hand of the Borrower and its Subsidiaries, will be used (i) to pay a portion of the consideration for the Acquisition (as defined below), (ii) to effect the Target

Refinancing (as defined below), (iii) to pay the fees and expenses incurred in connection with each of the foregoing and with the establishment of the 2-10 Acquisition Incremental Term Facilities (collectively, the “Acquisition Transaction Costs”) and (iv) to the extent any proceeds remain, for general corporate purposes (the transactions described in this recital and the immediately preceding recital, the “Transactions”);

WHEREAS, this Amendment constitutes an Incremental Commitment Amendment pursuant to Section 2.9 of the Existing Credit Agreement; and

WHEREAS, JPMorgan Chase Bank, N.A., BofA Securities, Inc., Wells Fargo Securities, LLC, BNP Paribas Securities Corp., Capital One, National Association, Citizens Bank, N.A., MUFG Bank, Ltd., PNC Bank Capital Markets LLC and Regions Capital Markets, a division of Regions Bank, have been appointed by the Borrower to act as joint lead arrangers and joint bookrunners for the Refinancing Revolving Facility, the Refinancing Term Facilities and the 2-10 Acquisition Incremental Term Facilities contemplated hereby (collectively in such capacities, the “Lead Arrangers”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.
Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Amended Credit Agreement. The rules of interpretation set forth in Section 1.2 of the Amended Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 2.
Refinancing Revolving Commitments.
(a)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each Person that has executed and delivered a signature page to this Amendment as a “Refinancing Revolving Lender” (each, a “Refinancing Revolving Lender”) hereby agrees, severally and not jointly, to provide to the Borrower on the Amendment No. 2 Effective Date (as defined herein) a commitment under the Refinancing Revolving Facility in the amount set forth opposite such Person’s name on Schedule A-1 hereto (each, a “Refinancing Revolving Commitment”).
(b)
By delivering a signature page to this Amendment, each Refinancing Revolving Lender shall be deemed to have agreed and consented to the amendment of the Existing Credit Agreement as contemplated hereby and to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders on the Amendment No. 2 Effective Date.
(c)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, (i) upon the effectiveness of this Amendment, all Existing Revolving Commitments in effect under the Existing Credit Agreement immediately prior to the effectiveness of this Amendment will be terminated, (ii) on the Amendment No. 2 Effective Date, the Borrower shall pay to the Administrative Agent, for the respective accounts of the applicable Lenders, (A)

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the unpaid principal amount of any Revolving Loans and Swing Line Loans, in each case, outstanding immediately prior to the effectiveness of this Amendment and (B) all unpaid interest, fees and other amounts accrued to the Amendment No. 2 Effective Date with respect to (1) the Existing Revolving Commitments in effect immediately prior to the effectiveness of this Amendment and (2) any Revolving Loans and Swing Line Loans, in each case, outstanding immediately prior to the effectiveness of this Amendment and (iii) on the Amendment No. 2 Effective Date, the Borrower shall pay to the Exiting Revolving Lenders (as defined herein) the amounts, if any, payable under Section 3.12(c) of the Existing Credit Agreement as a result of the prepayment of Revolving Loans pursuant to clause (ii)(A) of this paragraph (c), if any. Each Refinancing Revolving Lender party hereto that had an Existing Revolving Commitment immediately prior to the effectiveness of this Amendment hereby waives any payment of any amounts pursuant to Section 3.12(c) of the Existing Credit Agreement as a result of the Transactions. The Administrative Agent hereby waives (x) the requirement that the Borrower provide advance notice of the prepayment of any Revolving Loans pursuant to Section 3.4(a)(ii)(A) of the Existing Credit Agreement and (y) the requirement that the Borrower provide advance notice of the termination of any Existing Revolving Commitments pursuant to Section 3.4(a)(ii)(B) of the Existing Credit Agreement.
(d)
Each Existing Revolving Lender that is not a Refinancing Revolving Lender (each, an “Exiting Revolving Lender”) will no longer be a Revolving Lender under the Amended Credit Agreement. Upon the effectiveness of this Amendment, each Exiting Revolving Lender, solely in its capacity as a Revolving Lender under the Existing Credit Agreement with respect to its Revolving Commitments and Revolving Loans thereunder, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder in respect of the Revolving Commitments and Revolving Loans thereunder; provided, however, that each such Exiting Revolving Lender shall continue to be entitled to the benefits (in accordance with the Existing Credit Agreement) of Sections 3.10, 3.11, 3.12 and 10.5 of the Existing Credit Agreement as in effect immediately prior to the Amendment No. 2 Effective Date.
(e)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, upon the effectiveness of this Amendment, for all purposes of the Loan Documents, (i) the Refinancing Revolving Commitments shall constitute “Initial Revolving Commitments”, “Revolving Commitments” and “Commitments” under the Amended Credit Agreement, (ii) each loan in respect of such Refinancing Revolving Commitments shall constitute an ”Initial Revolving Loan”, a “Revolving Loan” and a “Loan” under the Amended Credit Agreement and (iii) each Refinancing Revolving Lender shall become, or continue to be, as applicable, a “Revolving Lender” and a “Lender” under the Amended Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Amended Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders.
(f)
Each Letter of Credit outstanding immediately prior to the effectiveness of this Amendment shall constitute a Letter of Credit issued pursuant to the Amended Credit Agreement and each Refinancing Revolving Lender shall be deemed to have acquired a participation in each such Letter of Credit as set forth in Section 2.7 of the Amended Credit Agreement.

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(g)
The Refinancing Revolving Commitments shall constitute Incremental Revolving Commitments and Incremental Commitments under the Existing Credit Agreement and shall be deemed to have been effected immediately prior to the amendment of the Existing Credit Agreement.
SECTION 3.
Refinancing Term Loans.
(a)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each Person that has executed and delivered a signature page to this Amendment as a “Refinancing Term A Loan Lender” (each, a “Refinancing Term A Loan Lender”) hereby agrees, severally and not jointly, to make to the Borrower on the Amendment No. 2 Effective Date a term loan (each, a “Refinancing Term A Loan”) under the Refinancing Term A Facility in cash in an aggregate principal amount set forth opposite such Person’s name on Schedule A-2 hereto (each, a “Refinancing Term A Loan Commitment”). Unless previously terminated, the Refinancing Term A Loan Commitments shall automatically terminate upon the making of the Refinancing Term A Loans on the Amendment No. 2 Effective Date.
(b)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each Person that has executed and delivered a signature page to this Amendment as a “Refinancing Term B Loan Lender” (each, a “Refinancing Term B Loan Lender”; and the Refinancing Term B Loan Lenders together with the Refinancing Term A Loan Lenders, the “Refinancing Term Loan Lenders”) hereby agrees, severally and not jointly, to make to the Borrower on the Amendment No. 2 Effective Date a term loan (each, a “Refinancing Term B Loan” ; and the Refinancing Term B Loans together with the Refinancing Term A Loans, the “Refinancing Term Loans”) under the Refinancing Term B Facility in an aggregate principal amount set forth opposite such Person’s name on Schedule A-3 under the heading “Refinancing Term B Loan Commitments” (each, a “Refinancing Term B Loan Commitment”). Unless previously terminated, the Refinancing Term B Loan Commitments shall automatically terminate upon the making of the Refinancing Term B Loans on the Amendment No. 2 Effective Date.
(c)
Notwithstanding anything herein to the contrary, (i) each Refinancing Term B Loan Lender that is an Existing Term B Lender that elects a “cashless settlement” on its signature page hereto (each such Refinancing Term B Loan Lender, a “Continuing Term B Loan Lender”) shall, in lieu of its requirement to make a Refinancing Term B Loan in accordance with Section 3(a), be deemed to have made to the Borrower a Refinancing Term B Loan on the Amendment No. 2 Effective Date in an amount equal to the aggregate principal amount of the Existing Term B Loans of such Continuing Term B Loan Lender immediately prior to the Amendment No. 2 Effective Date (or such lesser amount as may be notified to such Continuing Term B Loan Lender by the Administrative Agent prior to the Amendment No. 2 Effective Date) and (ii) the Borrower shall, in lieu of its obligation to prepay the Existing Term B Loans of such Continuing Term B Loan Lender in accordance with Section 3(e), be deemed to have prepaid such Continuing Term B Loan Lender’s Existing Term B Loans on the Amendment No. 2 Effective Date in an aggregate principal amount equal to such Continuing Term B Loan Lender’s Refinancing Term B Loan Commitment.
(d)
By delivering an executed signature page to this Amendment, each Refinancing Term A Loan Lender and each Refinancing Term B Loan Lender shall be deemed to

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have agreed and consented to the amendment of the Existing Credit Agreement as contemplated hereby and to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders on the Amendment No. 2 Effective Date.
(e)
Subject to the terms and conditions set forth herein, on the Amendment No. 2 Effective Date, the Borrower shall pay to the Administrative Agent, for the respective accounts of the applicable Lenders, (i) the unpaid principal amount of any Existing Term Loans outstanding immediately prior to the effectiveness of this Amendment and (ii) all unpaid interest, fees and other amounts accrued to the Amendment No. 2 Effective Date with respect to any Existing Term Loans outstanding immediately prior to the effectiveness of this Amendment, together with any amounts payable pursuant to Section 3.12(c) of the Existing Credit Agreement as a result of the transactions contemplated hereby; provided that each Refinancing Term A Lender party hereto that had an Existing Term A Loan immediately prior to the effectiveness of this Amendment hereby waives any payment of any amounts pursuant to Section 3.12(c) of the Existing Credit Agreement as a result of the Transactions.
(f)
Each Existing Term A Lender that is not a Refinancing Term A Loan Lenders (each, an “Exiting Term A Lender”) will no longer be an Initial Term A Loan Lender under the Amended Credit Agreement. Upon the effectiveness of this Amendment, each Exiting Term A Lender, solely in its capacity as an Existing Term A Lender, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder; provided, however, that each such Exiting Term A Lenders shall continue to be entitled to the benefits (in accordance with the Existing Credit Agreement) of Sections 3.10, 3.11, 3.12 and 10.5 of the Existing Credit Agreement as in effect immediately prior to the Amendment No. 2 Effective Date. The Administrative Agent hereby waives the requirement that the Borrower provide advance notice of the prepayment of any Existing Term A Loans pursuant to Section 3.4(a)(i) of the Existing Credit Agreement.
(g)
Each Existing Term B Lender that is not a Refinancing Term B Loan Lenders (each, an “Exiting Term B Lender”) will no longer be an Initial Term B Loan Lender under the Amended Credit Agreement. Upon the effectiveness of this Amendment, each Exiting Term B Lender, solely in its capacity as an Existing Term B Lender, shall cease to be a party to the Existing Credit Agreement and shall be released from all further obligations thereunder; provided, however, that each such Exiting Term B Lenders shall continue to be entitled to the benefits (in accordance with the Existing Credit Agreement) of Sections 3.10, 3.11, 3.12 and 10.5 of the Existing Credit Agreement as in effect immediately prior to the Amendment No. 2 Effective Date. The Administrative Agent hereby waives the requirement that the Borrower provide advance notice of the prepayment of any Existing Term B Loans pursuant to Section 3.4(a)(i) of the Existing Credit Agreement. Notwithstanding anything to the contrary herein, the Existing Credit Agreement or the Amended Credit Agreement, any Existing Term B Lender that becomes a Lender under the Refinancing Term B Facility within 60 days of the Amendment No. 2 Effective Date shall be deemed to have waived its rights to any payment of any amounts pursuant to Section 3.12(c) of the Existing Credit Agreement with respect to its Existing Term B Loans outstanding immediately prior to the effectiveness of this Amendment.

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(h)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, effective as of the Amendment No. 2 Effective Date, for all purposes of the Loan Documents, (i) each Refinancing Term A Loan Commitment shall constitute an “Initial Term A Loan Commitment”, a “Term Loan Commitment” and a “Commitment” under the Amended Credit Agreement, (ii) each Refinancing Term A Loan shall constitute an “Initial Term A Loan”, a “Term Loan” and “Loan” under the Amended Credit Agreement and (iii) each Refinancing Term A Loan Lender shall become, or continue to be, an “Initial Term A Loan Lender”, a “Term Loan Lender” and a “Lender” under the Amended Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Amended Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders. Amounts repaid or prepaid in respect of the Refinancing Term A Loans may not be reborrowed. The proceeds of the Refinancing Term A Loans shall be used by the Borrower solely for the purposes described in the recitals hereto.
(i)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, effective as of the Amendment No. 2 Effective Date, for all purposes of the Loan Documents, (i) each Refinancing Term B Loan Commitment shall constitute an “Initial Term B Loan Commitment”, a “Term Loan Commitment” and a “Commitment” under the Amended Credit Agreement, (ii) each Refinancing Term B Loan shall constitute an “Initial Term B Loan”, a “Term Loan” and “Loan” under the Amended Credit Agreement and (iii) each Refinancing Term B Loan Lender shall become, or continue to be, an “Initial Term B Loan Lender”, a “Term Loan Lender” and a “Lender” under the Amended Credit Agreement and shall have all the rights and obligations of, and benefits accruing to, a Lender under the Amended Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders. Amounts repaid or prepaid in respect of the Refinancing Term B Loans may not be reborrowed. The proceeds of the Refinancing Term B Loans shall be used by the Borrower solely for the purposes described in the recitals hereto.
(j)
The Refinancing Term Loans shall constitute Incremental Term Loans under the under the Existing Credit Agreement and shall be deemed to have been effected immediately prior to the amendment of the Existing Credit Agreement.
SECTION 4.
2-10 Acquisition Incremental Term Loans.
(a)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each Person that has executed and delivered a signature page to this Amendment as a “2-10 Acquisition Incremental Term A Lender” (each, a “2-10 Acquisition Incremental Term A Lender”) hereby agrees, severally and not jointly, to make to the Borrower in a single drawing on the 2-10 Acquisition Incremental Funding Date (as defined below) a term loan (each, a “2-10 Acquisition Incremental Term A Loan”) under the 2-10 Acquisition Incremental Term A Facility in cash in an aggregate principal amount set forth opposite such Person’s name on Schedule A-4 hereto (each, a “2-10 Acquisition Incremental Term A Loan Commitment”). Unless previously terminated, the 2-10 Acquisition Incremental Term A Loan Commitments shall automatically terminate upon the making of the 2-10 Acquisition Incremental Term A Loans on the 2-10 Acquisition Incremental Funding Date and, in any event, shall terminate upon the occurrence of the 2-10 Acquisition Incremental Termination Date (as defined below).

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(b)
Amounts repaid or prepaid in respect of the 2-10 Acquisition Incremental Term A Loans may not be reborrowed. Notwithstanding anything to the contrary herein or in the Amended Credit Agreement, the obligation of each 2-10 Acquisition Incremental Term A Lender to make a 2-10 Acquisition Incremental Term A Loan and to honor any request for a Borrowing with respect thereto shall be subject solely to the satisfaction (or waiver by the Lead Arrangers) of the conditions set forth in Annex B hereto. The proceeds of the 2-10 Acquisition Incremental Term A Loans shall be used by the Borrower solely for the purposes described in the recitals hereto.
(c)
Subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each Person that has executed and delivered a signature page to this Amendment as a “2-10 Acquisition Incremental Term B Lender” (each, a “2-10 Acquisition Incremental Term B Lender”; the 2-10 Acquisition Incremental Term B Lenders together with the 2-10 Acquisition Incremental Term A Lenders, the “2-10 Acquisition Incremental Term Loan Lenders”) hereby agrees, severally and not jointly, to make to the Borrower in a single drawing on the 2-10 Acquisition Incremental Funding Date a term loan (each, a “2-10 Acquisition Incremental Term B Loan”) under the 2-10 Acquisition Incremental Term B Facility in cash in an aggregate principal amount set forth opposite such Person’s name on Schedule A-5 hereto (each, a “2-10 Acquisition Incremental Term B Loan Commitment”). Unless previously terminated, the 2-10 Acquisition Incremental Term B Loan Commitments shall automatically terminate upon the making of the 2-10 Acquisition Incremental Term B Loans on the 2-10 Acquisition Incremental Funding Date and, in any event, shall terminate upon the occurrence of the 2-10 Acquisition Incremental Termination Date.
(d)
Amounts repaid or prepaid in respect of the 2-10 Acquisition Incremental Term B Loans may not be reborrowed. Notwithstanding anything to the contrary herein or in the Amended Credit Agreement, the obligation of each 2-10 Acquisition Incremental Term B Lender to make a 2-10 Acquisition Incremental Term B Loan and to honor any request for a Borrowing with respect thereto shall be subject solely to the satisfaction (or waiver by the Lead Arrangers) of the conditions set forth in Annex B hereto. The proceeds of the 2-10 Acquisition Incremental Term B Loans shall be used by the Borrower solely for the purposes described in the recitals hereto.
(e)
By delivering an executed signature page to this Amendment, each 2-10 Acquisition Incremental Term A Lender and each 2-10 Acquisition Incremental Term B Lender shall be deemed to have agreed and consented to the amendment of the Existing Credit Agreement as contemplated hereby and to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders on the Amendment No. 2 Effective Date.
(f)
From and after the making of any 2-10 Acquisition Incremental Term A Loans on the 2-10 Acquisition Incremental Funding Date, the provisions of the Amended Credit Agreement and the other Loan Documents applicable to the Refinancing Term A Loans shall apply to the 2-10 Acquisition Incremental Term A Loans. The terms of the 2-10 Acquisition Incremental Term A Loans shall be identical to the terms of the Refinancing Term A Loans and the 2-10 Acquisition Incremental Term A Loans and the Refinancing Term A Loans shall constitute the same tranche of Loans for all purposes of the Amended Credit Agreement and the other Loan Documents (including, without limitation, for purposes of participation on a pro rata basis as a

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single tranche in any payment or prepayment of Term A Loans under the Amended Credit Agreement). Without limiting the foregoing, upon the making of 2-10 Acquisition Incremental Term A Loans on the 2-10 Acquisition Incremental Funding Date, (i) each reference in the terms “Initial Term A Loans”, “Term Loans” and “Loans” in the Amended Credit Agreement and in each other Loan Document shall include the 2-10 Acquisition Incremental Term A Loans and (ii) each reference to “Initial Term A Loan Lenders”, “Term Lenders” or “Lenders” in the Amended Credit Agreement and in each other Loan Document shall include the 2-10 Acquisition Incremental Term A Lenders, and Lenders holding the 2-10 Acquisition Incremental Term A Loans shall be entitled to all the rights of, and benefits accruing to, Initial Term A Loan Lenders under the Amended Credit Agreement and the other Loan Documents, and shall be bound by all agreements, acknowledgements and other obligations of the Initial Term A Loan Lenders under the Amended Credit Agreement and the other Loan Documents.
(g)
From and after the making of any 2-10 Acquisition Incremental Term B Loans on the 2-10 Acquisition Incremental Funding Date, the provisions of the Amended Credit Agreement and the other Loan Documents applicable to the Refinancing Term B Loans shall apply to the 2-10 Acquisition Incremental Term B Loans. The terms of the 2-10 Acquisition Incremental Term B Loans shall be identical to the terms of the Refinancing Term B Loans and the 2-10 Acquisition Incremental Term B Loans and the Refinancing Term B Loans shall constitute the same tranche of Loans for all purposes of the Amended Credit Agreement and the other Loan Documents (including, without limitation, for purposes of participation on a pro rata basis as a single tranche in any payment or prepayment of Term B Loans under the Amended Credit Agreement). Without limiting the foregoing, upon the making of 2-10 Acquisition Incremental Term B Loans on the 2-10 Acquisition Incremental Funding Date, (i) each reference in the terms “Initial Term B Loans”, “Term Loans” and “Loans” in the Amended Credit Agreement and in each other Loan Document shall include the 2-10 Acquisition Incremental Term B Loans and (ii) each reference to “Initial Term B Loan Lenders”, “Term Lenders” or “Lenders” in the Amended Credit Agreement and in each other Loan Document shall include the 2-10 Acquisition Incremental Term B Lenders, and Lenders holding the 2-10 Acquisition Incremental Term B Loans shall be entitled to all the rights of, and benefits accruing to, Initial Term B Loan Lenders under the Amended Credit Agreement and the other Loan Documents, and shall be bound by all agreements, acknowledgements and other obligations of the Initial Term B Loan Lenders under the Amended Credit Agreement and the other Loan Documents.
(h)
The 2-10 Acquisition Incremental Term A Loans are intended to be treated as fungible with the Refinancing Term A Loans and the 2-10 Acquisition Incremental Term B Loans are intended to be treated as fungible with the Refinancing Term B Loans, in each case as set forth in the Amended Credit Agreement.
(i)
The 2-10 Acquisition Incremental Term Loan Commitments shall constitute Supplemental Term Loan Commitments under the Amended Credit Agreement.
(j)
For purposes of this Agreement:

“2-10 Acquisition Incremental Funding Date” means the first date on which all the conditions precedent specified in Annex B hereto are satisfied (or waived by the Lead Arrangers).

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“2-10 Acquisition Incremental Termination Date” means the earliest of (a) prior to the consummation of the Acquisition Transactions, the termination of the Acquisition Agreement in accordance with its terms, (b) the consummation of the Acquisition without the funding of the 2-10 Acquisition Incremental Term Facilities and (c) 11:59 p.m., New York City time, on the date that is five business days after the Expiration Date (as defined in the Acquisition Agreement as of June 3, 2024).

“Acquisition” means the direct or indirect acquisition of the Target by the Borrower pursuant to the Acquisition Agreement.

“Acquisition Agreement” means the Share Purchase Agreement, dated as of June 3, 2024 (together with the exhibits and schedules thereto, the disclosure schedules referred to therein, the ancillary agreements referred to therein and all related documents, and as amended, supplemented or modified from time to time), among 2-10 HBW Acquisition, L.P., a Delaware limited partnership, 2-10 Holdco, Inc., a Delaware corporation (the “Target”), and the Borrower.

“Acquisition Transactions” means the establishment and funding of the 2-10 Acquisition Incremental Term Facilities, the consummation of the Target Refinancing and the payment of the Acquisition Transaction Costs.

“Target Refinancing” means (a) the repayment of all existing indebtedness for borrowed money of the Target and its subsidiaries outstanding under the Credit Agreement dated October 31, 2018, by and among various lender parties thereto, Alter Domus (US) LLC, BlackRock Capital Investment Advisors, LLC and 2-10 Holdco, Inc., (b) the termination of all commitments in respect thereof, (c) the cancellation or termination of all letters of credit outstanding thereunder (or the cash collateralization or backstopping in a manner reasonably satisfactory to the issuing bank thereof) and (d) the release (or arrangements reasonably satisfactory to the Administrative Agent for the release) of all guarantees and liens in respect thereof.

SECTION 5.
Amendments to Existing Credit Agreement.
(a)
Effective as of the Amendment No. 2 Effective Date:
(i)
The Existing Credit Agreement (excluding, except as set forth below, the Schedules and Exhibits thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text or underlined text) as set forth in Annex A hereto;
(ii)
Schedule A to the Existing Credit Agreement is hereby amended to replace in its entirety the table set forth therein under the heading “Initial Revolving Commitments” with the table set forth on Schedule C hereto; and

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(iii)
Schedule B to the Existing Credit Agreement is hereby amended and restated in its entirety to be in the form of Schedule B hereto.
(b)
The amendment of the Existing Credit Agreement shall be deemed to occur immediately following the establishment of the Refinancing Revolving Commitments described in Section 2 hereof, the incurrence of the Refinancing Term Loans described in Section 3 hereof and the establishment of the 2-10 Acquisition Incremental Term Loan Commitments described in Section 4 hereof.
SECTION 6.
Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders party hereto and the Administrative Agent that:
(a)
this Amendment has been duly authorized, executed and delivered by the Borrower and each other Loan Party party hereto;
(b)
this Amendment constitutes a legal, valid and binding obligation of the Borrower and each other Loan Party party hereto, in each case enforceable against the Borrower and such Loan Party in accordance with its terms, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;
(c)
after giving effect to this Amendment and the transactions contemplated hereby (other than the Acquisition Transactions), the representations and warranties of the Borrower and each other Loan Party set forth in Section 4 of the Existing Credit Agreement and in each other Loan Document are true and correct (i) in the case of representations and warranties qualified as to materiality or Material Adverse Effect, in all respects and (ii) otherwise, in all material respects, in each case on and as of the Amendment No. 2 Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case they were true and correct in all respects or in all material respects, as applicable, on and as of such earlier date (provided that (A) each reference to “December 31, 2020” set forth in subsection 4.1 of the Existing Credit Agreement shall be deemed replaced with a reference to “December 31, 2023” and (B) the reference to the “2021 Amendment Effective Date” set forth in subsection 4.2 of the Existing Credit Agreement shall be deemed replaced with a reference to the Amendment No. 2 Effective Date, and the reference to the “2021 Transactions” set forth in subsection 4.2 of the Existing Credit Agreement and the definition of “Solvent” set forth in the Existing Credit Agreement shall be deemed replaced with a reference to the Transactions); and
(d)
as of the Amendment No. 2 Effective Date, both before and after giving effect to this Amendment and the transactions contemplated hereby (other than the Acquisition Transactions), no Default or Event of Default has occurred and is continuing.
SECTION 7.
Conditions Precedent to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction or waiver by the Refinancing Revolving Lenders, the Refinancing Term Lenders and the 2-10 Acquisition Incremental Term Lenders of the

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following conditions precedent (the date on which such conditions precedent are first satisfied or waived, the “Amendment No. 2 Effective Date”):
(a)
The Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (i) the Borrower, (ii) the other Loan Parties party hereto, (iii) the Administrative Agent, (iv) each of the Refinancing Revolving Lenders, (v) each of the Issuing Banks under the Amended Credit Agreement, (vi) each of the Refinancing Term Loan Lenders and (vii) each of the 2-10 Acquisition Incremental Term Loan Lenders.
(b)
The Borrower shall have, substantially concurrently with the making of the Refinancing Term Loans, paid all principal of, and all accrued and unpaid interest, fees and other amounts, if any, on (i) the Revolving Loans outstanding immediately prior to the effectiveness of this Amendment, if any, (ii) the Swing Line Loans outstanding immediately prior to the effectiveness of this Amendment, if any, and (iii) the Existing Term Loans outstanding immediately prior to the effectiveness of this Amendment.
(c)
The Administrative Agent (or its counsel) shall have received the following:
(i)
the executed legal opinion of Simpson Thacher & Bartlett LLP, special New York counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent; and
(ii)
the executed legal opinion of Hinshaw & Culbertson LLP, special Wisconsin counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.
(d)
The Administrative Agent (or its counsel) shall have received a certificate from the Borrower, dated the Amendment No. 2 Effective Date, certifying that the representations and warranties set forth in Section 6 of this Amendment are true and correct in all material respects (or in all respects if qualified by materiality) as of the Amendment No. 2 Effective Date.
(e)
The Administrative Agent (or its counsel) shall have received a certificate from each Loan Party, dated the Amendment No. 2 Effective Date, in form and substance reasonably satisfactory to the Administrative Agent, with appropriate insertions and attachments (including a good standing certificate from each Loan Party from its jurisdiction of organization).
(f)
The Administrative Agent (or its counsel) shall have received the certificate referenced in clause (ii) of the proviso to subsection 2.9(a) of the Existing Credit Agreement with respect to the Refinancing Revolving Facility and the Refinancing Term Facilities.
(g)
The Administrative Agent, the Lead Arrangers and the Lenders shall have received all fees and expenses required to be paid or delivered by the Borrower to them on or prior to the Amendment No. 2 Effective Date, including pursuant to (i) the Amended and Restated Commitment Letter dated as of July 1, 2024, among the Borrower and the Lead Arrangers, (ii) the Amended and Restated Engagement Letter dated as of July 1, 2024, among the Borrower and the Lead Arrangers and (iii) with respect to each of the foregoing, the fee letters referred to therein.

11

(h)
The Administrative Agent (or its counsel) shall have received a certificate of the chief financial officer of the Borrower (or another authorized officer of the Borrower) substantially in the form attached as Exhibit P to the Existing Credit Agreement, certifying the solvency of the Borrower and its Restricted Subsidiaries on a Consolidated basis after giving effect to the transactions contemplated hereby.
(i)
The Administrative Agent shall have received, at least three days prior to the Amendment No. 2 Effective Date, all documentation and other information regarding the Borrower required by applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act, to the extent requested in writing of the Borrower at least 10 days prior to the Amendment No. 2 Effective Date, and a Beneficial Ownership Certification from the Borrower and each other Loan Party, if any, that is a “legal entity customer” under the Beneficial Ownership Regulation.
(j)
The Administrative Agent shall have received a Borrowing Request with respect to the Refinancing Term A Loans, the Refinancing Term B Loans and Revolving Loans under the Refinancing Revolving Facility (if applicable), in each case as required by the Amended Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date, and such notice shall be conclusive and binding.

SECTION 8.
Reaffirmation of Guarantee and Security. (a) The Borrower and each other Loan Party, by its signature below, hereby (i) agrees that, notwithstanding the effectiveness of this Amendment, the Security Documents continue to be in full force and effect (as amended by this Amendment) and (ii) affirms and confirms its guarantee of the Obligations (after giving effect to this Amendment) and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations (after giving effect to this Amendment), all as provided in the Security Documents, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended Credit Agreement and the other Loan Documents.
(a)
The Borrower and each other Loan Party hereby consents to this Amendment and the transactions contemplated hereby. Neither this Amendment nor the effectiveness of the Amended Credit Agreement or the transactions contemplated hereby or thereby discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests existing immediately prior to the Amendment No. 2 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations (in each case, after giving effect to this Amendment). Nothing contained herein or in the Amended Credit Agreement shall be construed as a novation or a termination of the Obligations outstanding under the Existing Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as expressly set forth herein or as modified hereby (including by the Amended Credit Agreement).
(b)
Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or

12

otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances. After the Amendment No. 2 Effective Date, as used in the Amended Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Amended Credit Agreement and any reference to the Existing Credit Agreement in any Loan Document shall mean the Existing Credit Agreement as amended hereby.
SECTION 9.
Post-Closing Covenant. To the extent not executed and delivered to the Administrative Agent on or prior to the 2-10 Acquisition Incremental Funding Date, (a) the Target and each of its Subsidiaries (other than, in each case, any Excluded Subsidiary) shall execute and deliver to the Administrative Agent an Assumption Agreement (as defined in the Guarantee and Collateral Agreement as in effect on June 3, 2024) in substantially the form attached as an exhibit thereto and (b) the Borrower shall execute and deliver to the Administrative Agent all documents and instruments required to create and perfect the Administrative Agent’s security interest in the Collateral acquired in the Acquisition (in all cases excluding Excluded Assets) and, if applicable, such documents and instruments shall be in proper form for filing, in each case, to the extent required pursuant to Section 6.9 of the Amended Credit Agreement, within 15 Business Days (or, in the case of any real property or fixtures subject to Section 6.9(a) of the Amended Credit Agreement, 90 days) after the 2-10 Acquisition Incremental Funding Date (or such later date as the Administrative Agent may reasonably agree in its discretion).
SECTION 10.
Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents. This Amendment shall constitute an Incremental Commitment Amendment pursuant to Section 2.9 of the Existing Credit Agreement under, and for all purposes of, the Existing Credit Agreement and the other Loan Documents. This Amendment shall be a Loan Document as defined in the Existing Credit Agreement and the Amended Credit Agreement.
SECTION 11.
Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment (including the reasonable and documented fees, charges and disbursements of Cravath, Swaine & Moore LLP).
SECTION 12.
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which when taken together shall constitute a single contract. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined herein), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof

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or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
SECTION 13.
Miscellaneous. The provisions of Sections 10.2 (Notices), 10.10 (Severability), 10.12 (Governing Law), 10.13 (Submission to Jurisdictions; Waivers) and 10.15 (Waiver of Jury Trial) of the Amended Credit Agreement shall apply to this Amendment, mutatis mutandis.
SECTION 14.
Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

frontdoor, inc.
By:
/s/ Jessica P. Ross
Name: Jessica P. Ross
Title: Senior Vice President and Chief Financial Officer

american home shield corporation
By:
/s/ Jessica P. Ross
Name: Jessica P. Ross
Title: Senior Vice President and Chief Financial Officer

home security of america inc.
By:
/s/ Jessica P. Ross
Name: Jessica P. Ross
Title: Senior Vice President and Chief Financial Officer

STREEM, LLC
By:
/s/ Jessica P. Ross
Name: Jessica P. Ross
Title: Senior Vice President and Chief Financial Officer

FRONTDOOR PRO HOME SOLUTIONS, INC.
By:
/s/ Jessica P. Ross
Name: Jessica P. Ross
Title: Senior Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., as the Administrative Agent and as a Refinancing Revolving Lender, an Issuing Bank, the Swing Line Lender, a Refinancing Term A Loan Lender, a Refinancing Term B Loan Lender, a 2-10 Acquisition Incremental Term A Lender and a 2-10 Acquisition Incremental Term B Lender,

By:
/s/ Chistopher A. Salek
Name: Christopher A. Salek
Title: Executive Director

Bank of America, N.A., as a Refinancing
Revolving Lender, an Issuing Bank, a
Refinancing Term A Loan Lender and a 2-10 Acquisition Incremental Term A Lender

BANK OF AMERICA, N.A.

By: _/s/ Bruce Clark_______________________
Name: Bruce Clark
Title: Senior Vice President

For any Institution requiring a second
signature block:

By: ___________________________________
Name:
Title:

Wells Fargo Bank, N.A., as a Refinancing
Revolving Lender, an Issuing Bank, a
Refinancing Term A Loan Lender and a 2- 10 Acquisition Incremental Term A Lender

WELLS FARGO BANK, N.A.

By: _/s/ Mish Warrier_______________________
Name: Mish Warrier
Title: Executive Director

BNP Paribas, as a Refinancing Revolving
Lender, an Issuing Bank, a Refinancing
Term A Loan Lender and a 2-10 Acquisition Incremental Term A Lender

BNP PARIBAS,

By: _/s/ Michael Lefkowitz__________________
Name: Michael Lefkowitz
Title: Director

By: _/s/ Rick Pace_________________________
Name: Rick Pace
Title: Managing Director

Name of Institution: CAPITAL ONE,
NATIONAL ASSOCIATION, as a
Refinancing Revolving Lender, an Issuing
Bank, a Refinancing Term A Loan Lender
and a 2-10 Acquisition Incremental Term A Lender

CAPITAL ONE, NATIONAL
ASSOCIATION

By: _/s/ Gabrielle Uzdin_____________________
Name: Gabrielle Uzdin
Title: Duly Authorized Signatory

For any Institution requiring a second
signature block:

By: _/s/ Sam Baruch________________________
Name: Sam Baruch
Title: Duly Authorized Signatory

CITIZENS BANK, N.A., as a Refinancing Revolving Lender, an Issuing Bank, a
Refinancing Term A Loan Lender and a 2-10 Acquisition Incremental Term A Lender

CITIZENS BANK, N.A.,

By: _/s/ Kenneth D. Stover___________________
Name: Kenneth D. Stover
Title: Vice President

Name of Institution: MUFG Bank, Ltd., as
a Refinancing Revolving Lender, an Issuing
Bank, a Refinancing Term A Loan Lender
and a 2-10 Acquisition Incremental Term A
Lender

MUFG BANK, LTD.,

By: _/s/ Deborah L. White___________________
Name: Deborah L. White
Title: Director

PNC Bank, National Association, as a
Refinancing Revolving Lender, an Issuing
Bank, a Refinancing Term A Loan Lender
and a 2-10 Acquisition Incremental Term A
Lender

PNC BANK, NATIONAL
ASSOCIATION

By: _/s/ Tracey Silverman___________________
Name: Tracey Silverman
Title: Senior Vice President

REGIONS BANK, as a Refinancing
Revolving Lender, an Issuing Bank, a
Refinancing Term A Loan Lender and a 2-10 Acquisition Incremental Term A Lender

REGIONS BANK,

By: _/s/ Ricardo Escobedo___________________
Name: Ricardo Escobedo
Title: Director

SIGNATURE PAGES OF CONTINUING TERM B LOAN LENDERS

[On file with the Administrative Agent]

SCHEDULE A

SCHEDULE A-1

Refinancing Revolving Commitments

Name of Lender	Refinancing Revolving Commitment
JPMorgan Chase Bank, N.A.	$30,000,000
Bank of America, N.A.	$30,000,000
Wells Fargo Bank, National Association	$30,000,000
BNP Paribas	$26,666,667
Capital One, National Association	$26,666,667
Citizens Bank, N.A.	$26,666,667
MUFG Bank, Ltd.	$26,666,666
PNC Bank, National Association	$26,666,666
Regions Bank	$26,666,667
Total	$250,000,000

Schedule A - 1

SCHEDULE A

SCHEDULE A-2

Refinancing Term A Loan Commitments

Name of Lender	Refinancing Term A Loan Commitment
JPMorgan Chase Bank, N.A.	$28,655,600
Bank of America, N.A.	$29,176,627
Wells Fargo Bank, National Association	$29,176,627
BNP Paribas	$21,790,191
Capital One, National Association	$21,790,191
Citizens Bank, N.A.	$21,790,191
MUFG Bank, Ltd.	$21,790,191
PNC Bank, National Association	$21,790,191
Regions Bank	$21,790,191
Total	$217,750,000

SCHEDULE A-3

Refinancing Term B Loan Commitments

Name of Lender	Refinancing Term B Loan Commitment
JPMorgan Chase Bank, N.A.	$221,667,236.28
Continuing Term B Loan Lenders[1]	$203,332,763.72
Total	$425,000,000

1 Allocations separately communicated to the Continuing Term B Loan Lenders.

Schedule A - 2

SCHEDULE A

SCHEDULE A-4

2-10 Acquisition Incremental Term A Loan Commitments

Name of Lender and Address for Notices	2-10 Acquisition Incremental Term A Loan Commitment
JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, NY 10179	$50,000,000
Wells Fargo Bank, National Association 550 S. Tryon Street Charlotte, NC 28202	$30,000,000
Bank of America, N.A. One Bryant Park New York, NY 10036	$30,000,000
BNP Paribas 787 Seventh Avenue New York, NY 10019	$15,000,000
Capital One, National Association 299 Park Avenue New York, NY 10171	$15,000,000
Citizens Bank, N.A. 28 State Street Boston, MA 02109	$15,000,000
MUFG Bank, Ltd. 1221 Avenue of the Americas New York, NY 10020	$15,000,000
PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222	$15,000,000
Regions Bank 1180 West Peachtree Street NW Suite 1250 Atlanta, GA 30309	$15,000,000
Total	$200,000,000

Schedule A - 3

SCHEDULE A

SCHEDULE A-5

2-10 Acquisition Incremental Term B Loan Commitments

Name of Lender and Address for Notices	2-10 Acquisition Incremental Term B Loan Commitment
JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, NY 10179	$375,000,000
Total	$375,000,000

Schedule A - 4

SCHEDULE B

L/C Commitment Amounts

Name of Lender	L/C Commitment
JPMorgan Chase Bank, N.A.	$3,000,000.00
Bank of America, N.A.	$3,000,000.00
Wells Fargo Bank, National Association	$3,000,000.00
BNP Paribas	$2,666,666.70
Capital One, National Association	$2,666,666.70
Citizens Bank, N.A.	$2,666,666.70
Regions Bank	$2,666,666.70
MUFG Bank, Ltd.	$2,666,666.60
PNC Bank, National Association	$2,666,666.60
Total	$25,000,000

SCHEDULE C

Initial Revolving Commitments

Name of Lender and Address for Notices	Initial Revolving Commitment
JPMorgan Chase Bank, N.A. 383 Madison Avenue New York, NY 10179	$30,000,000
Bank of America, N.A. One Bryant Park New York, NY 10036	$30,000,000
Wells Fargo Bank, National Association 550 S. Tryon Street Charlotte, NC 28202	$30,000,000
BNP Paribas 787 Seventh Avenue New York, NY 10019	$26,666,667
Capital One, National Association 299 Park Avenue New York, NY 10171	$26,666,667
Citizens Bank, N.A. 28 State Street Boston, MA 02109	$26,666,667
MUFG Bank, Ltd. 1221 Avenue of the Americas New York, NY 10020	$26,666,666
PNC Bank, National Association 300 Fifth Avenue Pittsburgh, PA 15222	$26,666,666
Regions Bank 1180 West Peachtree Street NW Suite 1250 Atlanta, GA 30309	$26,666,667
Total	$250,000,000

ANNEX A

Amended Credit Agreement

~~EXHIBIT~~ANNEX A

AMENDED AND RESTATED CREDIT AGREEMENT

among

FRONTDOOR, INC.,

THE SUBSIDIARY BORROWERS

FROM TIME TO TIME PARTY HERETO,

THE SEVERAL LENDERS
FROM TIME TO TIME PARTY HERETO,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent, Swing Line Lender and an Issuing Bank,

~~J.P.~~ JPMORGAN CHASE BANK, N.A., ~~GOLDMAN SACHS~~ BOFA~~NK USA~~SECURITIES, INC., WELLS FARGO SECURITIES, LLC, bnp paribas securities corp., ~~BOFA SECURITIES, INC.,~~ CAPITAL ONE, NATIONAL ASSOCIATION,
CITIZENS BANK, N.A., ~~FIFTH THIRD BANK, NATIONAL ASSOCIATION, REGIONS~~MUFG BANK, LTD., PNC CAPITAL MARKETS LLC and
regions capital markets~~WELLS FARGO SECURITIES, LLC,~~ , A DIVISION OF REGIONS BANK
as Joint Lead Arrangers and Joint Bookrunners for the 2024 Amendment,

Dated as of June 17, 2021

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[[~~5997298~~6453734]]

TABLE OF CONTENTS

Page

SECTION 1 DEFINITIONS 1

1.1 Defined Terms 1

1.2 Other Definitional Provisions ~~67~~69

1.3 Interest Rates; Benchmark Notification ~~69~~71

1.4 Divisions ~~69~~71

1.5 Cashless Rollovers 72

SECTION 2 AMOUNT AND TERMS OF COMMITMENTS ~~69~~72

2.1 Loans ~~69~~72

2.2 Notes ~~70~~73

2.3 Procedure for Borrowing ~~71~~74

2.4 Repayment of Loans; Record of Loans ~~72~~75

2.5 Extension Amendments ~~73~~76

2.6 [Reserved] ~~76~~79

2.7 Letters of Credit ~~76~~79

2.8 Swing Line Commitments ~~81~~84

2.9 Incremental Facilities ~~83~~86

2.10 Permitted Debt Exchanges ~~86~~89

2.11 Specified Refinancing Facilities ~~88~~91

SECTION 3 GENERAL PROVISIONS ~~90~~93

3.1 Interest Rates and Payment Dates ~~90~~93

3.2 Conversion and Continuation Options ~~90~~93

3.3 Minimum Amounts of Sets ~~91~~94

3.4 Optional and Mandatory Prepayments ~~91~~94

3.5 Administrative Agent’s Fee; Other Fees ~~103~~106

3.6 Computation of Interest and Fees ~~103~~107

3.7 Alternate Rate of Interest ~~104~~107

3.8 Pro Rata Treatment and Payments ~~105~~109

3.9 Illegality ~~107~~111

3.10 Requirements of Law ~~107~~111

3.11 Taxes ~~109~~113

3.12 Indemnity ~~112~~116

3.13 Certain Rules Relating to the Payment of Additional Amounts ~~112~~116

3.14 Defaulting Lenders ~~114~~118

SECTION 4 REPRESENTATIONS AND WARRANTIES ~~116~~120

4.1 Financial Condition ~~116~~120

4.2 No Change; Solvent ~~117~~120

4.3 Corporate Existence; Compliance with Law ~~117~~121

4.4 Corporate Power; Authorization; Enforceable Obligations ~~117~~121

4.5 No Legal Bar ~~117~~121

4.6 No Material Litigation ~~118~~121

4.7 No Default ~~118~~122

4.8 Ownership of Property; Liens ~~118~~122

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4.9 Intellectual Property ~~118~~122

4.10 Compliance with Laws ~~118~~122

4.11 Taxes ~~118~~122

4.12 Federal Regulations ~~118~~122

4.13 ERISA ~~118~~122

4.14 Collateral ~~119~~123

4.15 Investment Company Act; Other Regulations ~~120~~124

4.16 Subsidiaries ~~120~~124

4.17 Purpose of Loans ~~120~~124

4.18 Environmental Matters ~~120~~124

4.19 No Material Misstatements ~~121~~125

4.20 Labor Matters ~~121~~125

4.21 Insurance ~~121~~125

4.22 Anti-Terrorism ~~121~~125

4.23 Anti-Corruption ~~122~~126

SECTION 5 CONDITIONS PRECEDENT ~~122~~126

5.1 [Reserved] ~~122~~126

5.2 Conditions Precedent to Each Extension of Credit ~~122~~126

SECTION 6 AFFIRMATIVE COVENANTS ~~122~~126

6.1 Financial Statements ~~122~~126

6.2 Certificates; Other Information ~~124~~128

6.3 Payment of Taxes ~~125~~129

6.4 Maintenance of Existence ~~125~~129

6.5 Maintenance of Property; Insurance ~~125~~129

6.6 Inspection of Property; Books and Records; Discussions ~~126~~130

6.7 Notices ~~126~~130

6.8 Environmental Laws ~~127~~131

6.9 After-Acquired Real Property and Fixtures and Future Subsidiaries ~~128~~132

SECTION 7 NEGATIVE COVENANTS ~~130~~134

7.1 Limitation on Indebtedness ~~130~~134

7.2 Limitation on Liens ~~134~~138

7.3 Limitation on Fundamental Changes ~~138~~142

7.4 Limitation on Asset Dispositions; Proceeds from Asset Dispositions and Recovery Events ~~140~~144

7.5 Limitation on Dividends and Other Restricted Payments ~~143~~147

7.6 Limitation on Transactions with Affiliates ~~146~~150

7.7 [Reserved] ~~148~~152

7.8 [Reserved] ~~148~~152

7.9 Limitation on Restrictions on Distributions from Restricted Subsidiaries ~~148~~152

7.10 Financial Covenant ~~149~~153

SECTION 8 EVENTS OF DEFAULT ~~150~~154

8.1 Events of Default ~~150~~154

8.2 Borrower’s Right to Cure ~~153~~157

SECTION 9 THE AGENTS AND THE OTHER REPRESENTATIVES ~~153~~158

9.1 Appointment ~~153~~158

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9.2 The Administrative Agent and Affiliates ~~154~~159

9.3 Action by Agent ~~154~~159

9.4 Exculpatory Provisions ~~154~~159

9.5 Acknowledgement and Representation by Lenders ~~155~~160

9.6 Indemnity; Reimbursement by Lenders ~~156~~160

9.7 Right to Request and Act on Instructions ~~156~~161

9.8 Credit Bidding ~~157~~162

9.9 Collateral Matters ~~158~~163

9.10 Successor Agent ~~160~~165

9.11 Withholding Tax ~~161~~165

9.12 Other Representatives ~~161~~166

9.13 Administrative Agent May File Proofs of Claims ~~161~~166

9.14 Application of Proceeds ~~162~~166

9.15 Approved Electronic Communications ~~162~~167

9.16 Certain ERISA Matters ~~163~~168

9.17 Erroneous Payments ~~164~~169

9.18 Borrower Communications 170

SECTION 10 MISCELLANEOUS ~~165~~171

10.1 Amendments and Waivers ~~165~~171

10.2 Notices ~~170~~175

10.3 No Waiver; Cumulative Remedies ~~172~~178

10.4 Survival of Representations and Warranties ~~173~~178

10.5 Payment of Expenses and Taxes; Indemnity ~~173~~178

10.6 Successors and Assigns; Participations and Assignments ~~174~~180

10.7 Adjustments; Set-off; Calculations; Computations ~~181~~186

10.8 [Reserved] ~~181~~187

10.9 Counterparts ~~181~~187

10.10 Severability ~~181~~187

10.11 Integration ~~181~~187

10.12 GOVERNING LAW ~~182~~187

10.13 Submission to Jurisdiction; Waivers ~~182~~187

10.14 Acknowledgements ~~183~~189

10.15 WAIVER OF JURY TRIAL ~~183~~189

10.16 Confidentiality ~~183~~189

10.17 Incremental Indebtedness; Additional Indebtedness ~~184~~190

10.18 USA Patriot Act Notice ~~185~~190

10.19 Special Provisions Regarding Pledges of Capital Stock in, and Promissory Notes Owed by, Persons Not Organized in the United States ~~185~~190

10.20 Electronic Execution of Assignments and Certain Other Documents ~~185~~191

10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ~~185~~191

10.22 Acknowledgement Regarding Any Supported QFCs ~~186~~191

SCHEDULES

A Commitments and Addresses

B L/C Commitment Amounts

C Subsidiary Borrowers

D Unrestricted Subsidiaries

4.6 Litigation

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4.16 Subsidiaries

4.18 Environmental Matters

4.21 Insurance

5.1(b) Lien Searches

6.2 Document Posting Website

7.2 Existing Liens

EXHIBITS

A-1 Form of Term Loan Note

A-2 Form of Revolving Note

A-3 Form of Swing Line Note

B-1 Form of U.S. Tax Compliance Certificate (Non-U.S. Lenders That Are Not Partnerships)

B-2 Form of U.S. Tax Compliance Certificate (Foreign Participants That Are Not Partnerships)

B-3 Form of U.S. Tax Compliance Certificate (Foreign Participants That Are Partnerships)

B-4 Form of U.S. Tax Compliance Certificate (Non-U.S. Lenders That Are Partnerships)

C Form of Assignment and Acceptance

D ~~Form of Borrowing Request~~[Reserved]

E Form of Letter of Credit Request

F Form of Specified Discount Prepayment Notice

G Form of Specified Discount Prepayment Response

H Form of Discount Range Prepayment Notice

I Form of Discount Range Prepayment Offer

J Form of Solicited Discounted Prepayment Notice

K Form of Solicited Discounted Prepayment Offer

L Form of Acceptance and Prepayment Notice

M-1 Form of Joinder Agreement

M-2 Form of Subsidiary Borrower Termination

N Form of Swing Line Loan Participation Certificate

O-1 Form of Increase Supplement

O-2 Form of Lender Joinder Agreement

P Form of Solvency Certificate

Q Form of Closing Certificate

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AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 17, 2021, among FRONTDOOR, INC., a Delaware corporation (as further defined in subsection 1.1, the “Borrower”), the Subsidiary Borrowers (as hereinafter defined) from time to time party to this Agreement, the several banks and other financial institutions from time to time party to this Agreement as lenders (as further defined in subsection 1.1, the “Lenders”) and JPMORGAN CHASE BANK, N.A. (or any of its designated branch offices or affiliates), as administrative agent for the Lenders, as collateral agent for the Secured Parties (as hereinafter defined), as swing line lender and as an issuing bank (in such capacities, respectively, as further defined in subsection 1.1, the “Administrative Agent”, the “Collateral Agent”, the “Swing Line Lender” and an “Issuing Bank”).

The parties hereto hereby agree as follows:

SECTION 1 DEFINITIONS.

1.1 Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“18-Month Anniversary”: as defined in subsection 7.4(b)(i).

“2-10 Acquisition Incremental Funding Date”: as defined in the 2024 Amendment, which date is December 19, 2024.

“2-10 Acquisition Incremental Term A Loan Commitments”: the commitment of a Lender to make or otherwise fund a 2-10 Acquisition Incremental Term A Loan (as defined in the 2024 Amendment) pursuant to Section 4 of the 2024 Amendment.

“2-10 Acquisition Incremental Term A Loans”: as defined in the 2024 Amendment.

“2-10 Acquisition Incremental Term B Loan Commitments”: the commitment of a Lender to make or otherwise fund a 2-10 Acquisition Incremental Term B Loan (as defined in the 2024 Amendment) pursuant to Section 4 of the 2024 Amendment.

“2-10 Acquisition Incremental Term B Loans”: as defined in the 2024 Amendment.

“2021 Amendment”: the Amendment, dated as of June 17, 2021, among the Borrower, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent and the Lenders party thereto.

“2021 Amendment Effective Date”: the “Amendment Effective Date” as defined in the 2021 Amendment, which date is June 17, 2021.

“2021 Transactions”: “Transactions” as defined in the 2021 Amendment.

“2024 Amendment”: Amendment No. 2, dated as of December 19, 2024, among the Borrower, the other Loan Parties thereto, the Administrative Agent and the Lenders party thereto.

“2024 Amendment Effective Date”: the “Amendment No. 2 Effective Date” as defined in the 2024 Amendment, which date is December 19, 2024.

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“2024 Amendment Refinancing Term A Loan Commitments”: the commitment of a Lender to make or otherwise fund a 2024 Amendment Refinancing Term A Loan pursuant to Section 3 of the 2024 Amendment.

“2024 Amendment Refinancing Term B Loan Commitments”: the commitment of a Lender to make or otherwise fund a 2024 Amendment Refinancing Term B Loan pursuant to Section 3 of the 2024 Amendment.

“2024 Amendment Refinancing Term A Loans”: the Refinancing Term A Loans (as defined in the 2024 Amendment).

“2024 Amendment Refinancing Term B Loans”: the Refinancing Term B Loans (as defined in the 2024 Amendment).

“ABR”: for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1% and (c) Adjusted Term SOFR for a one month Interest Period as published two U.S. Government Securities Business Days prior to such day (or if such day is not a U.S. Government Securities Business Day, the immediately preceding U.S. Government Securities Business Day) plus 1%; provided that for the purpose of this definition, ~~the~~ Adjusted Term SOFR for any day shall be based on the Term SOFR Reference Rate at approximately 5:00 a.m. Chicago time on such day (or any amended publication time for the Term SOFR Reference Rate, as specified by the CME Term SOFR Administrator in the Term SOFR Reference Rate methodology). Any change in the ABR due to a change in the Prime Rate, the NYFRB Rate or Adjusted Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or Adjusted Term SOFR, respectively. If ABR is being used as an alternate rate of interest pursuant to subsection 3.7 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to subsection 3.7), then ABR shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. If ABR as so determined would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement.

“ABR Loans”: Loans the rate of interest applicable to which is based upon the ABR.
“Acceleration”: as defined in subsection 8.1(e).
“Acceptable Discount”: as defined in subsection 3.4(j)(iv)(2).
“Acceptable Prepayment Amount”: as defined in subsection 3.4(j)(iv)(3).
“Acceptance and Prepayment Notice”: an irrevocable written notice from the Borrower accepting a Solicited Discounted Prepayment Offer at the Acceptable Discount specified therein pursuant to subsection 3.4(j) substantially in the form of Exhibit L.

“Acceptance Date”: as defined in subsection 3.4(j)(iv)(2).

“Accounts”: as defined in the UCC; and, with respect to any Person, all such Accounts of such Person, whether now existing or existing in the future, including (a) all accounts receivable of such Person (whether or not specifically listed on schedules furnished to the Administrative Agent), including all accounts created by or arising from all of such Person’s sales of goods or rendition of services made under any of its trade names, or through any of its divisions, (b) all unpaid rights of such Person (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or

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arising therefrom, (c) all rights to any goods represented by any of the foregoing, including returned or repossessed goods, (d) all reserves and credit balances held by such Person with respect to any such accounts receivable of any Obligors, (e) all letters of credit, guarantees or collateral for any of the foregoing and (f) all insurance policies or rights relating to any of the foregoing.

“Acquisition” means any transaction, or any series of related transactions, consummated on or after the date of this Agreement, by which any Person (a) acquires any business or all or substantially all of the assets of any Person, or division thereof, whether through the purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of members of the board of directors or the equivalent governing body (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

“Additional Assets”: (i) any property or assets that replace the property or assets that are the subject of an Asset Disposition; (ii) any property or assets (other than Indebtedness and Capital Stock) used or to be used by the Borrower or a Restricted Subsidiary or otherwise useful in a Related Business (including any Capital Expenditures on any property or assets already so used); (iii) the Capital Stock of a Person that is engaged in a Related Business and becomes a Restricted Subsidiary as a result of the acquisition of such Capital Stock by the Borrower or another Restricted Subsidiary; or (iv) Capital Stock of any Person that at such time is a Restricted Subsidiary acquired from a third party.
“Additional Incremental Lender”: as defined in subsection 2.9(b).
“Additional Indebtedness”: any Indebtedness that is or may from time to time be Incurred in compliance with subsection 7.1 and that is secured by a Lien on Collateral and is permitted to be so secured by subsection 7.2, and is designated as “Additional Indebtedness” by the Borrower in writing to the Administrative Agent.
“Additional Obligations”: senior or subordinated Indebtedness (which Indebtedness may be (x) secured by a Lien ranking equally and ratably with the Lien securing the Senior Credit Facility Obligations, (y) secured by a Lien ranking junior to the Lien securing the Senior Credit Facility Obligations or (z) unsecured), including customary bridge financings, in each case issued or Incurred by the Borrower or a Subsidiary Guarantor, the terms of which Indebtedness (i) do not provide for a maturity date or weighted average life to maturity earlier than the Initial Term B Loan Maturity Date or shorter than the remaining weighted average life to maturity of the Initial Term B Loans, as the case may be (other than an earlier maturity date and/or shorter weighted average life to maturity for (x) customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the Initial Term B Loan Maturity Date or the remaining weighted average life to maturity of the Initial Term B Loans, as applicable and (y) Customary Term A Loans), (ii) to the extent such Indebtedness is subordinated, provide for customary payment subordination to the Senior Credit Facility Obligations under the Loan Documents as reasonably determined by the Borrower in good faith and (iii) do not provide for any mandatory repayment or redemption from the Net Available Cash of Asset Dispositions (other than any Asset Disposition in respect of any assets, business or Person the acquisition of which was financed, all or in part, with such Additional Obligations and the disposition of which was contemplated by any definitive agreement in respect of such acquisition) or Recovery Events or from Excess Cash Flow, to the extent the Net Available Cash of such Asset Disposition or Recovery Event or from Excess Cash Flow is required to be applied to repay the Initial Term Loans

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hereunder pursuant to subsection 3.4(e), on more than a ratable basis with the Initial Term Loans (after giving effect to any amendment in accordance with subsection 10.1(d)(v)); provided that (a) such Indebtedness shall not be secured by any Lien on any asset of any Loan Party that does not also secure the Senior Credit Facility Obligations, or be guaranteed by any Person other than the Subsidiary Guarantors, and (b) if secured by Collateral, such Indebtedness (and all related Obligations) shall be subject to the terms of an Intercreditor Agreement.
“Additional Obligations Documents”: any document or instrument (including any guarantee, security agreement or mortgage and which may include any or all of the Loan Documents) issued or executed and delivered with respect to any Additional Obligations or Rollover Indebtedness by any Loan Party.
“Additional Specified Refinancing Lender”: as defined in subsection 2.11(b).
“Adjusted Term SOFR”: with respect to any Borrowing of Term Benchmark Loans for any Interest Period, an interest rate per annum equal to ~~the higher of (a) (i)~~ Term SOFR for such Interest Period, plus ~~(ii) the applicable Term SOFR Adjustment and (b) 0~~, with respect to Initial Term A Loans and Revolving Loans, 0.10%; provided that if Adjusted Term SOFR as so determined would be less than 0.00%, such rate shall be deemed to be 0.00%.
“Administrative Agent”: as defined in the Preamble hereto and shall include any successor to the Administrative Agent appointed pursuant to subsection 9.10.
“Administrative Agent Office”: the office of the Administrative Agent designated in subsection 10.2 or such other office of the Administrative Agent as to which the Administrative Agent shall notify the Borrower and the Lenders.

“Affected Financial Institution”: (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affected Loans”: as defined in subsection 3.9.
“Affiliate”: with respect to any specified Person, any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Affiliate Transaction”: as defined in subsection 7.6(a).
“Agents”: the collective reference to the Administrative Agent and the Collateral Agent.
“Aggregate Outstanding Revolving Credit”: as to any Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans made by such Lender then outstanding, (b) such Lender’s Revolving Commitment Percentage of the L/C Obligations then outstanding and (c) such Lender’s Revolving Commitment Percentage of the Swing Line Loans then outstanding.
“Agreement”: this Amended and Restated Credit Agreement, as amended, supplemented, waived or otherwise modified, from time to time.

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“Amendment”: as defined in subsection 7.9(c).

“Ancillary Document” as defined in subsection 10.2(c).

“Anti-Corruption Laws”: all laws, rules and regulations of any jurisdiction applicable to the Borrower or any Restricted Subsidiary from time to time concerning or related to bribery or corruption, including but not limited to the Foreign Corrupt Practices Act of 1977, as amended.

“Applicable Commitment Fee Percentage”: the applicable rate per annum set forth below, based upon the Consolidated First Lien Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to subsection 6.1(a) or (b); provided that, until the date of the delivery of the consolidated financial statements pursuant to subsection 6.1(a) or (b) as of and for the first fiscal quarter ended after the ~~2021~~2024 Amendment Effective Date, the Applicable Commitment Fee Percentage shall be based on the rates per annum set forth in Category 2:

Consolidated First Lien Leverage Ratio:	Applicable Commitment Fee Percentage
Category 1 Greater than or equal to 3.00:1.00	0.30%
Category 2 Greater than or equal to 1.50:1.00 but less than 3.00:1.00	0.25%
Category 3 Less than 1.50:1.00	0.20%
For purposes of the foregoing, each change in the Applicable Commitment Fee Percentage resulting from a change in the Consolidated First Lien Leverage Ratio shall be effective during the period commencing on and including the fifth Business Day following the date of delivery to the Administrative Agent pursuant to subsection 6.1(a) or (b) of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Commitment Fee Percentage shall be based on the rates per annum set forth in Category 1 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered pursuant to subsection 6.1(a) or (b) or any Compliance Certificate required to be delivered pursuant to subsection 6.2(b), in each case within the time periods specified herein for such delivery, during the period commencing on and including (x) in the case of an Event of Default, the day of the occurrence of such Event of Default and continuing until the day such Event of Default is cured or waived in accordance with the terms of this Agreement and (y) in the case of such a failure to deliver such financial statements or Compliance Certificate, the day that is five (5) Business Days after the occurrence of a Default resulting from such failure to deliver such financial statements or Compliance Certificate and continuing until the earlier of (i) the waiver of such delivery requirement in accordance with this Agreement and (ii) the date of delivery of such financial statements or Compliance Certificate, as applicable, at which time the Applicable Commitment Fee Percentage shall revert to being based upon the Consolidated First Lien Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to subsection 6.1(a) or (b).

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If any consolidated financial statements or Compliance Certificate delivered pursuant to subsection 6.1(a), 6.1(b) or 6.2(b) shall prove to have been inaccurate, and such inaccuracy shall have resulted in the payment of commitment fees hereunder at lower rates than those that would have been paid but for such inaccuracy, then (i) the Borrower shall promptly deliver to the Administrative Agent corrected consolidated financial statements and a corrected Compliance Certificate for such period and (ii) the Borrower shall promptly pay to the Administrative Agent, for the account of the applicable Lenders, the commitment fees that should have been paid but was not paid as a result of such inaccuracy.

“Applicable Discount”: as defined in subsection 3.4(j)(iii)(2).
“Applicable Margin”: (a) with respect to any Initial Term B Loans, (i) with respect to ABR Loans, 1.25% per annum and (ii) with respect to Term Benchmark Loans, 2.25% per annum and (b) with respect to any Initial Term A Loans, Initial Revolving Loans or Swing Line Loans, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread” or “Term Benchmark Spread”, as the case may be, based upon the Consolidated First Lien Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to subsection 6.1(a) or (b); provided that, until the date of the delivery of the consolidated financial statements pursuant to subsection 6.1(a) or (b) as of and for the first fiscal quarter ended after the ~~2021~~2024 Amendment Effective Date, the Applicable Margin shall be based on the rates per annum set forth in Category 2:

Consolidated First Lien Leverage Ratio:	ABR Spread	Term Benchmark Spread
Category 1 Greater than or equal to 3.00:1.00	1.00%	2.00%
Category 2 Greater than or equal to 1.50:1.00 but less than 3.00:1.00	0.75%	1.75%
Category 3 Less than 1.50:1.00	0.50%	1.50%

For purposes of the foregoing, each change in the Applicable Margin resulting from a change in the Consolidated First Lien Leverage Ratio shall be effective during the period commencing on and including the fifth Business Day following the date of delivery to the Administrative Agent pursuant to subsection 6.1(a) or 6.1(b) of the consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change. Notwithstanding the foregoing, the Applicable Margin shall be based on the rates per annum set forth in Category 1 (i) at any time that an Event of Default has occurred and is continuing or (ii) if the Borrower fails to deliver the consolidated financial statements required to be delivered pursuant to subsection 6.1(a) or 6.1(b) or any Compliance Certificate required to be delivered pursuant to subsection 6.2(b), in each case within the time periods specified herein for such delivery, during the period commencing on and including (x) in the case of an Event of Default, the day of the occurrence of such Event of Default and continuing until the day such Event of Default is cured or waived in accordance with the terms of this Agreement and (y) in the case of such a failure to deliver such financial statements or Compliance Certificate, the day that is five (5) Business Days after the occurrence of a Default resulting from such failure to deliver such financial statements or Compliance Certificate and continuing until the earlier of (i) the waiver of such delivery requirement in accordance with this Agreement and (ii) the date of delivery of such financial statements or Compliance

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Certificate, as applicable, at which time the Applicable Margin shall revert to being based upon the Consolidated First Lien Leverage Ratio as of the end of the fiscal quarter of the Borrower for which consolidated financial statements have theretofore been most recently delivered pursuant to subsection 6.1(a) or (b).

If any consolidated financial statements or Compliance Certificate delivered pursuant to subsection 6.1(a), 6.1(b) or 6.2(b) shall prove to have been inaccurate, and such inaccuracy shall have resulted in the payment of interest hereunder at lower rates than those that would have been paid but for such inaccuracy, then (i) the Borrower shall promptly deliver to the Administrative Agent corrected consolidated financial statements and a corrected Compliance Certificate for such period and (ii) the Borrower shall promptly pay to the Administrative Agent, for the account of the applicable Lenders, the interest that should have been paid but was not paid as a result of such inaccuracy.

“Applicable Parties”: as defined in subsection 9.15(c).

“Approved Borrower Portal”: as defined in subsection 9.18(a).
“Approved Electronic Platform”: as defined in subsection 9.15(a).
“Approved Fund”: as defined in subsection 10.6(b)(ii).
“Asset Disposition”: any sale, lease, transfer or other disposition of shares of Capital Stock of a Restricted Subsidiary (other than directors’ qualifying shares, or (in the case of a Foreign Subsidiary) to the extent required by applicable law), property or other assets (each referred to for the purposes of this definition as a “disposition”) by the Borrower or any of its Restricted Subsidiaries (including any disposition by means of a merger, consolidation or similar transaction), other than (i) a disposition to the Borrower or a Restricted Subsidiary, (ii) a disposition in the ordinary course of business, (iii) a disposition of Cash Equivalents, Investment Grade Securities or Temporary Cash Investments, (iv) the sale or discount (with or without recourse, and on customary or commercially reasonable terms, as determined by the Borrower in good faith, which determination shall be conclusive) of accounts receivable or notes receivable arising in the ordinary course of business, or the conversion or exchange of accounts receivable for notes receivable, (v) any Restricted Payment Transaction, (vi) a disposition that is governed by subsection 7.3, (vii) any Financing Disposition, (viii) any “fee in lieu” or other disposition of assets to any Governmental Authority that continue in use by the Borrower or any Restricted Subsidiary, so long as the Borrower or such Restricted Subsidiary may obtain title to such assets upon reasonable notice by paying a nominal fee, (ix) any exchange of property pursuant to or intended to qualify under Section 1031 (or any successor section) of the Code, or any exchange of equipment for other equipment to be leased, rented or otherwise used in a Related Business, (x) any financing transaction with respect to property built or acquired by the Borrower or any Restricted Subsidiary after the 2021 Amendment Effective Date, including without limitation any Sale and Leaseback Transaction or asset securitization, (xi) any disposition arising from foreclosure, condemnation, eminent domain or similar action with respect to any property or other assets, or exercise of termination rights under any lease, license, concession or other agreement, or necessary or advisable (as determined by the Borrower in good faith, which determination shall be conclusive) in order to consummate any acquisition of any Person, business or assets, or pursuant to buy/sell arrangements under any joint venture or similar agreement or arrangement, or of non-core assets acquired in connection with any acquisition of any Person, business or assets (in the case of such non-core assets, so long as such disposition or series of related dispositions is for aggregate consideration not to exceed $30.0 million), (xii) any disposition of Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary, (xiii) a disposition of Capital Stock of a Restricted Subsidiary pursuant to an agreement or other obligation with or to a Person (other than the Borrower or a Restricted Subsidiary) from whom such Restricted Subsidiary

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was acquired, or from whom such Restricted Subsidiary acquired its business and assets (having been newly formed in connection with such acquisition), entered into in connection with such acquisition, (xiv) a disposition of not more than 5% of the outstanding Capital Stock of a Foreign Subsidiary that has been approved by the Board of Directors, (xv) any disposition or series of related dispositions for aggregate consideration not to exceed $25.0 million, (xvi) any Sale and Leaseback Transaction, (xvii) the abandonment or other disposition of patents, trademarks or other intellectual property that are, in the good faith determination of the Borrower, which determination shall be conclusive, no longer economically practicable to maintain or useful in the conduct of the business of the Borrower and its Subsidiaries taken as a whole, (xviii) any license, sublicense or other grant of rights in or to any trademark, copyright, patent or other intellectual property, (xix) the creation or granting of any Lien permitted under this Agreement or (xx) any disposition by any Captive Insurance Subsidiary or Home Warranty Subsidiary (or, in each case, any Restricted Subsidiary thereof) in connection with its provision of insurance, home service plan, service contract or similar contracts or policies made in the ordinary course of business or by reason of applicable law, rule, regulation or order, or required or approved by any regulatory authority having jurisdiction over such Restricted Subsidiary or its businesses, as applicable.
“Assignee”: as defined in subsection 10.6(b)(i).
“Assignment and Acceptance”: an Assignment and Acceptance, substantially in the form of Exhibit C or any other form (including electronic records generated by the use of an electronic platform) approved by the Administrative Agent.

“Available Tenor”: as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of subsection 3.7.

“Available Revolving Commitment”: as to any Lender at any time, an amount equal to the excess, if any, of (a) the amount of such Lender’s Revolving Commitment at such time over (b) the sum of (i) the aggregate unpaid principal amount at such time of all Revolving Loans made by such Lender, (ii) an amount equal to such Lender’s Revolving Commitment Percentage of the aggregate unpaid principal amount at such time of all Swing Line Loans; provided that for purposes of calculating Available Revolving Commitments pursuant to subsection 3.5(b) such amount in this clause (b)(ii) shall be zero, and (iii) an amount equal to such Lender’s Revolving Commitment Percentage of the outstanding L/C Obligations at such time; collectively, as to all the Lenders, the “Available Revolving Commitments”.
“Bail-In Action”: the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation”: (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

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“Bank Products Agreement”: as defined in the Guarantee and Collateral Agreement.

“Bank Products Obligations”: with respect to any Person, the obligations of such Person pursuant to any Bank Products Agreement.

“Bankruptcy Code”: Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Plan”: a reorganization or plan of liquidation pursuant to any Debtor Relief Laws.

“Benchmark”: initially, Term SOFR; provided that if a Benchmark Transition Event, and its related Benchmark Replacement Date have occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) of subsection 3.7.

“Benchmark Replacement”: for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date:

(1) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; and

(2) the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment;

If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment”: with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for dollar-denominated syndicated credit facilities at such time.

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“Benchmark Replacement Conforming Changes”: with respect to any Benchmark Replacement and/or any Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “ABR,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark ~~Replacement~~ and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark ~~Replacement~~ exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Benchmark Replacement Date”: with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative; provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (3) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event”: with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:

(1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof), or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof);

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(2) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the NYFRB, the CME Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor of such Benchmark (or such component thereof); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period”: with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with subsection 3.7 and (y) ending at the time that a Benchmark Replacement has replaced such then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with subsection 3.7.

“Beneficial Ownership Certification”: a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation”: 31 C.F.R. § 1010.230.

“Benefit Plan”: any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“Benefited Lender”: as defined in subsection 10.7(a).

“BHC Act Affiliate” of a party means an “affiliate’ (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Board”: the Board of Governors of the Federal Reserve System.
“Board of Directors”: for any Person, the board of directors or other governing body of such Person or, if such Person does not have such a board of directors or other governing body and is owned or managed by a single entity, the board of directors or other governing body of such entity, or,

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in either case, any committee thereof duly authorized to act on behalf of such board of directors or other governing body. Unless otherwise provided, “Board of Directors” means the Board of Directors of the Borrower.
“Borrower”: Frontdoor, Inc., a Delaware corporation, or any successor or assignee permitted hereunder.
“Borrower Communications” means, collectively, any Borrowing Request, Interest Election Request, notice of prepayment, notice requesting the issuance, amendment or extension of a Letter of Credit or other notice, demand, communication, information, document or other material provided by or on behalf of the Borrower pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Borrower to the Administrative Agent through an Approved Borrower Portal.

“Borrower Materials”: as defined in subsection 10.2(e).

“Borrower Offer of Specified Discount Prepayment”: the offer by the Borrower to make a voluntary prepayment of Term Loans at a specified discount to par pursuant to subsection 3.4(j)(ii).
“Borrower Solicitation of Discount Range Prepayment Offers”: the solicitation by the Borrower of offers for, and the corresponding acceptance, if any, by a Lender of, a voluntary prepayment of Term Loans at a specified range at a discount to par pursuant to subsection 3.4(j)(iii).
“Borrower Solicitation of Discounted Prepayment Offers”: the solicitation by the Borrower of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to subsection 3.4(j)(iv).
“Borrowing”: (a) Loans (other than Swing Line Loans) of the same Tranche and Type, made, converted or continued on the same date and, in the case of Term Benchmark Loans, as to which a single Interest Period is in effect or (b) a Swing Line Loan.
“Borrowing Date”: any Business Day specified in a Borrowing Request or a notice pursuant to subsection 2.7(b), as applicable, as a date on which the Borrower requests the Lenders to make Loans hereunder or any Issuing Bank to issue a Letter of Credit hereunder.

“Borrowing Request”: a request by the Borrower for a Borrowing of Loans in accordance with subsection 2.3, which shall be ~~substantially in the form of Exhibit D or any other form approved by the Administrative Agent~~separately provided to the Borrower.

~~“Business”: as defined in subsection 4.1.~~

“Business Day”: ~~a~~any day (other than a Saturday~~,~~ or a Sunday ~~or other day on which commercial banking institutions are authorized or required by law to close~~) on which banks are open for business in New York City; provided that, in relation to Loans referencing Adjusted Term SOFR and any interest rate settings, fundings, disbursements, settlements or payments of any such Loans referencing Adjusted Term SOFR or any other dealings of such Loans referencing Adjusted Term SOFR, such day should also be a U.S. Government Securities Business Day.

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“Capital Expenditures”: with respect to any Person for any period, the aggregate of all expenditures by such Person and its consolidated Subsidiaries during such period which, in accordance with GAAP, are or should be included in “capital expenditures”.
“Capital Stock”: of any Person means any and all shares or units of, rights to purchase, warrants or options for, or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.
“Capitalized Lease Obligation”: an obligation that is required to be classified as, and expenses in respect of which are recognized as for, a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; provided that all obligations of any Person that are or would be characterized as operating lease obligations in accordance with GAAP on July 1, 2018 (whether or not such operating lease obligations were in effect on such date) shall continue to be accounted for as operating lease obligations (and not Capitalized Lease Obligations) for purposes of this Agreement regardless of any change in GAAP following such date that would otherwise require such obligations to be recharacterized (on a prospective or retrospective basis or otherwise) as Capitalized Lease Obligations. The Stated Maturity of any Capitalized Lease Obligation shall be the date of the last payment of rent or any other amount due under the related lease.
“Captive Insurance Subsidiary”: any of (a) Steward of Texas, LLC, a Texas limited liability company, and any successor in interest thereto, so long as such Person either (x) satisfies the requirements of clause (c) below or (y) does not enter into any new insurance policies after the 2021 Amendment Effective Date insuring risks of any Persons other than the Borrower and its Subsidiaries, (b) any Subsidiary of any Captive Insurance Subsidiary referred to in clause (a) above and (c) any Subsidiary of the Borrower that is subject to regulation as an insurance company (or any Subsidiary thereof).
“Cash Equivalents”: any of the following: (a) money, (b) securities issued or fully Guaranteed or insured by the United States of America, Canada or a member state of the European Union or any agency or instrumentality of any thereof, (c) time deposits, certificates of deposit or bankers’ acceptances of (i) any Lender or any affiliate thereof or (ii) any commercial bank having capital and surplus in excess of $500.0 million (or the foreign currency equivalent thereof as of the date of such investment) and the commercial paper of the holding company of which is rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) above entered into with any financial institution meeting the qualifications specified in clause (c) above, (e) money market instruments, commercial paper or other short-term obligations rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s (or if at such time neither is issuing ratings, then a comparable rating of another nationally recognized rating agency), (f) investments in money market funds subject to the risk limiting conditions of Rule 2a-7 or any successor rule of the SEC under the Investment Company Act, (g) investment funds investing at least 95.0% of their assets in cash equivalents of the types described in clauses (a) through (f) above (which funds may also hold reasonable amounts of cash pending investment and/or distribution), and (h) solely with respect to any Captive Insurance Subsidiary, any investment that Person is permitted to make in accordance with applicable law.
“Change in Law”: as defined in subsection 3.11(a).

“Change of Control”: (i) the Borrower becomes aware that any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders, becomes

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the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Borrower; provided that any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which any such “person” is the “beneficial owner”; or (ii) the Borrower sells or transfers (in one or a series of related transactions) all or substantially all of the assets of the Borrower and its Restricted Subsidiaries to another Person (other than one or more Permitted Holders) and any “person” (as defined in clause (i) above), other than one or more Permitted Holders, is or becomes the “beneficial owner” (as so defined), directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the transferee person in such sale or transfer of assets, as the case may be; provided that any Voting Stock of which any Permitted Holder is the “beneficial owner” shall not in any case be included in any Voting Stock of which any such “person” is the beneficial owner.

“Change of Control Offer”: (a) an offer by the Borrower to all Lenders to pay in full the Term Loans and the Revolving Loans (and to terminate the related Revolving Commitments and cancel, backstop or cash collateralize on terms satisfactory to each Issuing Bank any Letters of Credit issued by it) and any other amounts then due and owing to each Lender and the Administrative Agent hereunder and under any Note and (b) payment by the Borrower in full thereof to (and termination of any related applicable commitment of) each such Lender or the Administrative Agent which has accepted such offer (and to the extent the Outstanding Amount of Revolving Loans and all L/C Obligations would exceed the remaining Revolving Commitments (such excess amount, the “Overdrawn Amount”), provision to the Administrative Agent for the benefit of the applicable Issuing Bank cash collateral in an amount equal to 101% of such Overdrawn Amount). Each Lender shall be given a period of not less than 15 Business Days to accept or reject any offer made in accordance with clause (a) above.
“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).
“Code”: the Internal Revenue Code of 1986, as amended from time to time.
“Collateral”: all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.
“Collateral Agent”: as defined in the Preamble hereto and shall include any successor to the Collateral Agent appointed pursuant to subsection 9.10.

“Collection Amounts”: as defined in subsection 9.14.

“Commercial Letter of Credit”: as defined in subsection 2.7(a)(i).
“Commitment”: as to any Lender, such Lender’s Initial Term A Loan Commitments, Initial Term B Loan Commitments, Incremental Commitments, Initial Revolving Commitments, Extended Revolving Commitments and Specified Refinancing Revolving Commitment, as the context requires.
“Commodities Agreement”: in respect of a Person, any commodity futures contract, forward contract, option or similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is a party or beneficiary.

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“Commonly Controlled Entity”: an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Sections 414(m) and (o) of the Code.
“Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender or any Issuing Bank by means of electronic communications pursuant to this Section, including through an Approved Electronic Platform.
“Compliance Certificate”: as defined in subsection 6.2(b).
“Conduit Lender”: any special purpose corporation organized and administered by any Lender for the purpose of making Loans otherwise required to be made by such Lender and designated by such Lender in a written instrument delivered to the Administrative Agent (a copy of which shall be provided by the Administrative Agent to the Borrower on request); provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations under this Agreement, including its obligation to fund a Loan if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided further that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to any provision of this Agreement, including without limitation subsection 3.10, 3.11, 3.12 or 10.5, than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender if such designating Lender had not designated such Conduit Lender hereunder, (b) be deemed to have any Commitment or (c) be designated if such designation would otherwise increase the costs of any Facility to the Borrower.
“Consolidated Coverage Ratio”: as of any date of determination, the ratio of (i) the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Borrower are available to (ii) Consolidated Interest Expense for such Most Recent Four Quarter Period; provided that:

(1) if since the beginning of such period the Borrower or any Restricted Subsidiary shall have Incurred any Indebtedness or the Borrower shall have issued any Designated Preferred Stock that remains outstanding on such date of determination or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio is an Incurrence of Indebtedness or an issuance of Designated Preferred Stock of the Borrower, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Indebtedness or Designated Preferred Stock as if such Indebtedness or Designated Preferred Stock had been Incurred or issued, as applicable, on the first day of such period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation shall be computed based on (A) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding or (B) if such facility was created after the end of such four fiscal quarters, the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation),

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(2) if since the beginning of such period the Borrower or any Restricted Subsidiary shall have repaid, purchased, repurchased, redeemed, defeased or otherwise acquired, retired or discharged any Indebtedness, or any Designated Preferred Stock of the Borrower, that is no longer outstanding on such date of determination (each, a “Discharge”), or if the transaction giving rise to the need to calculate the Consolidated Coverage Ratio involves a Discharge of Indebtedness (in each case other than Indebtedness Incurred under any revolving credit facility unless the commitments thereunder have been terminated), or a Discharge of Designated Preferred Stock of the Borrower, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving effect on a pro forma basis to such Discharge of such Indebtedness or Designated Preferred Stock, including with the proceeds of such new Indebtedness or new Designated Preferred Stock of the Borrower, as if such Discharge had occurred on the first day of such period,

(3) if since the beginning of such period the Borrower or any Restricted Subsidiary shall have disposed of any company, any business or any group of assets constituting an operating unit of a business, including any such disposition occurring in connection with a transaction causing a calculation to be made hereunder, or designated any Restricted Subsidiary as an Unrestricted Subsidiary (any such disposition or designation, a “Sale”), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period, and Consolidated Interest Expense for such period shall be reduced by an amount equal to (A) the Consolidated Interest Expense attributable to any Indebtedness of the Borrower or any Restricted Subsidiary repaid, purchased, repurchased, redeemed, defeased or otherwise acquired, retired or discharged with respect to the Borrower and its continuing Restricted Subsidiaries in connection with such Sale for such period (including but not limited to through the assumption of such Indebtedness by another Person) plus (B) if the Capital Stock of any Restricted Subsidiary is sold or any Restricted Subsidiary is designated as an Unrestricted Subsidiary, the Consolidated Interest Expense for such period attributable to the Indebtedness of such Restricted Subsidiary to the extent the Borrower and its continuing Restricted Subsidiaries are no longer liable for such Indebtedness after such Sale,

(4) if since the beginning of such period the Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made an Investment in any Person that thereby becomes a Restricted Subsidiary, or otherwise acquired any company, any business or any group of assets constituting an operating unit of a business, including any such Investment or acquisition occurring in connection with a transaction causing a calculation to be made hereunder, or designated any Unrestricted Subsidiary as a Restricted Subsidiary (any such Investment, acquisition or designation, a “Purchase”), Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto (including the Incurrence of any related Indebtedness, the use of proceeds thereof and any other related transactions) as if such Purchase occurred on the first day of such period, and

(5) if since the beginning of such period any Person shall have become a Restricted Subsidiary or been merged or consolidated with or into the Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have Discharged any Indebtedness or made any Sale or Purchase that would have required an adjustment pursuant to clause (2), (3) or (4) above if made by the Borrower or a Restricted Subsidiary

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since the beginning of such period, Consolidated EBITDA and Consolidated Interest Expense for such period shall be calculated after giving pro forma effect thereto as if such Discharge, Sale or Purchase and any other related transactions occurred on the first day of such period;

provided that, in the event that the Borrower shall classify Indebtedness Incurred on the date of determination as Incurred in part under subsection 7.1(a) and in part under subsection 7.1(b), as provided in subsection 7.1(c)(iii), any such pro forma calculation of Consolidated Interest Expense shall not give effect to any such Incurrence of Indebtedness on the date of determination pursuant to subsection 7.1(b) (other than subsection 7.1(b)(xii)) or to any Discharge of Indebtedness from the proceeds of any such Incurrence pursuant to such subsection 7.1(b) (other than subsection 7.1(b)(xii)).

For purposes of this definition, (A) whenever pro forma effect is to be given to any Discharge, Sale, Purchase or other transaction, the pro forma calculations in respect thereof (including without limitation in respect of anticipated cost savings and synergies relating to any such Discharge, Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or another Responsible Officer of the Borrower, which determination shall be conclusive; provided that with respect to cost savings and synergies relating to any Sale, Purchase or other transaction, the related actions are expected by the Borrower to be taken no later than 18 months after the date of determination, (B) if any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest expense on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period (taking into account any Interest Rate Agreement applicable to such Indebtedness), (C) if any Indebtedness bears, at the option of the Borrower or a Restricted Subsidiary, a rate of interest based on a prime or similar rate, a eurocurrency interbank offered rate or other fixed or floating rate, and such Indebtedness is being given pro forma effect, the interest expense on such Indebtedness shall be calculated by applying such optional rate as the Borrower or such Restricted Subsidiary may designate, (D) if any Indebtedness that is being given pro forma effect was Incurred under a revolving credit facility, the interest expense on such Indebtedness shall be computed based upon the average daily balance of such Indebtedness during the applicable period and (E) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate determined in good faith by the Chief Financial Officer or another Responsible Officer of the Borrower (which determination shall be conclusive) to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated EBITDA”: for any period, the Consolidated Net Income for such period, plus (x) the following to the extent deducted in calculating such Consolidated Net Income, without duplication: (i) provision for all taxes (whether or not paid, estimated or accrued) based on income, profits or capital (including penalties and interest, if any), (ii) Consolidated Interest Expense, all items excluded from the definition of “Consolidated Interest Expense” pursuant to clause (iii) thereof (other than Special Purpose Financing Expense), any Special Purpose Financing Fees and (for purposes of calculating the Consolidated Net Leverage Ratio) any Special Purpose Financing Expense, (iii) depreciation, amortization (including but not limited to amortization of goodwill and intangibles and amortization and write-off of financing costs) and all other non-cash charges or non-cash losses, (iv) any expenses or charges related to any Equity Offering, Investment or Indebtedness permitted by this Agreement (whether or not consummated or Incurred, and including any offering or sale of Capital Stock to the extent the proceeds thereof were intended to be contributed to the equity capital of the Borrower or any of its Restricted Subsidiaries), (v) the amount of any minority interest expense, (vi) interest and investment income, (vii) the amount of loss on any Financing Disposition, (viii) any costs or expenses pursuant to any management or employee stock option or other equity-related plan, program or arrangement, or other benefit plan, program or arrangement, or any equity subscription or equityholder agreement, to the extent funded with cash proceeds contributed to the capital of the Borrower or an issuance of Capital Stock of the Borrower

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(other than Disqualified Stock) and excluded from the calculation set forth in subsection 7.5(a)(3), and (ix) notwithstanding any classification under GAAP as discontinued operations of any Person, property, business or asset in respect of which a definitive agreement for the sale, transfer or other disposition thereof has been entered into, the earnings and income (or loss) attributable to any such Person, business, assets or operations for any period until such sale, transfer or other disposition shall have been consummated plus (y) the amount of anticipated cost savings and synergies projected by the Borrower in good faith to be realized as a result of actions taken or to be taken (calculated on a pro forma basis as though such cost savings and synergies had been realized on the first day of such period), net of the amount of actual benefits realized during such period from such actions; provided that (1) such cost savings and synergies are reasonably identifiable and factually supportable and (2) such actions have been taken or are to be taken within 18 months after the date of determination to take such action (which adjustments may be incremental to (but not duplicative of) pro forma adjustments made pursuant to the definition of “Consolidated Coverage Ratio”, “Consolidated First Lien Leverage Ratio”, “Consolidated Net Secured Leverage Ratio” or “Consolidated Net Leverage Ratio”), plus (z) solely with respect to determining compliance with subsection 7.10, any Cure Amounts.
“Consolidated First Lien Indebtedness”: as of any date of determination, an amount equal to (i) the Consolidated Indebtedness as of such date that in each case is then secured by Liens on property or assets of the Borrower and its Restricted Subsidiaries (other than (x) Indebtedness secured by a Lien ranking junior to or subordinated to the Liens securing the Senior Credit Facility Obligations and (y) property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby), minus (ii) Unrestricted Cash of the Borrower and its Restricted Subsidiaries.
“Consolidated First Lien Leverage Ratio”: as of any date of determination, the ratio of (x) Consolidated First Lien Indebtedness as at such date (after giving effect to any Incurrence or Discharge of Indebtedness on such date) to (y) the aggregate amount of Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Borrower are available, provided that:
(1) if since the beginning of such period the Borrower or any Restricted Subsidiary shall have made a Sale (including any Sale occurring in connection with a transaction causing a calculation to be made hereunder), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period;
(2) if since the beginning of such period the Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a Purchase (including any Purchase occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and
(3) if since the beginning of such period any Person shall have become a Restricted Subsidiary or been merged or consolidated with or into the Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.

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For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, the pro forma calculations in respect thereof (including without limitation in respect of anticipated cost savings and synergies relating to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or another Responsible Officer of the Borrower, which determination shall be conclusive; provided that with respect to cost savings and synergies relating to any Sale, Purchase or other transaction, the related actions are expected by the Borrower to be taken no later than 18 months after the date of determination.
“Consolidated Indebtedness”: as of any date of determination, an amount equal to (i) the aggregate principal amount of outstanding Indebtedness of the Borrower and its Restricted Subsidiaries as of such date consisting of (without duplication) Indebtedness pursuant to clauses (i), (ii), (iii) and (v) of the definition thereof, determined on a Consolidated basis in accordance with GAAP (excluding items eliminated in Consolidation, and for the avoidance of doubt, excluding Hedging Obligations), minus (ii) the amount of such Indebtedness consisting of Indebtedness of a type referred to in, or Incurred pursuant to, subsection 7.1(b)(ix) of this Agreement or the Original Credit Agreement.
“Consolidated Interest Expense”: for any period,

(i) the total interest expense of the Borrower and its Restricted Subsidiaries to the extent deducted in calculating Consolidated Net Income, net of any interest income of the Borrower and its Restricted Subsidiaries, including without limitation any such interest expense consisting of (a) interest expense attributable to Capitalized Lease Obligations, (b) amortization of debt discount, (c) interest in respect of Indebtedness of any other Person that has been Guaranteed by the Borrower or any Restricted Subsidiary, but only to the extent that such interest is actually paid by the Borrower or any Restricted Subsidiary, (d) non-cash interest expense, (e) the interest portion of any deferred payment obligation and (f) commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing, plus

(ii) dividends paid in cash in respect of Disqualified Stock of the Borrower held by Persons other than the Borrower or a Restricted Subsidiary, minus

(iii) to the extent otherwise included in such interest expense referred to in clause (i) above, amortization or write-off of financing costs, Special Purpose Financing Expense, accretion or accrual of discounted liabilities not constituting Indebtedness, expense resulting from discounting of Indebtedness in conjunction with recapitalization or purchase accounting, and any “additional interest” in respect of registration rights arrangements for any securities, plus

(iv) dividends paid in cash in respect of Designated Preferred Stock of the Borrower pursuant to subsection 7.5(b)(xiv) of this Agreement or the Original Credit Agreement,

in each case under clauses (i) through (iv) as determined on a Consolidated basis in accordance with GAAP; provided that gross interest expense shall be determined after giving effect to any net payments made or received by the Borrower and its Restricted Subsidiaries with respect to Interest Rate Agreements.

“Consolidated Net Income”: for any period, the net income (loss) of the Borrower and its Restricted Subsidiaries, determined on a Consolidated basis in accordance with GAAP and before any reduction in respect of Preferred Stock dividends; provided that, without duplication, there shall not be included in such Consolidated Net Income:

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(i) any net income (loss) of any Person that is not the Borrower or a Restricted Subsidiary, except that (A) the Borrower’s equity in the net income of any such Person for such period shall be included in such Consolidated Net Income up to the aggregate amount actually dividended or distributed by such Person during such period to the Borrower or a Restricted Subsidiary as a dividend or other distribution (subject, in the case of a dividend or other distribution to a Restricted Subsidiary that is not a Subsidiary Guarantor, to the limitations contained in clause (ii) below) and (B) the Borrower’s equity in the net loss of such Person shall be included to the extent of the aggregate Investment of the Borrower or any of its Restricted Subsidiaries in such Person,

(ii) solely for purposes of determining the amount available for Restricted Payments under subsection 7.5(a)(3)(A) or determining Excess Cash Flow, any net income (loss) of any Restricted Subsidiary that is not a Subsidiary Guarantor if such Restricted Subsidiary is subject to restrictions, directly or indirectly, on the payment of dividends or the making of similar distributions by such Restricted Subsidiary, directly or indirectly, to the Borrower by operation of the terms of such Restricted Subsidiary’s charter or any agreement, instrument, judgment, decree, order, statute or governmental rule or regulation applicable to such Restricted Subsidiary or its stockholders (other than (x) restrictions that have been waived or otherwise released, (y) restrictions pursuant to the Loan Documents, and (z) restrictions in effect on the 2021 Amendment Effective Date with respect to a Restricted Subsidiary and other restrictions with respect to such Restricted Subsidiary that taken as a whole are not materially less favorable to the Lenders than such restrictions in effect on the 2021 Amendment Effective Date as determined by the Borrower in good faith, which determination shall be conclusive), except that (A) the Borrower’s equity in the net income of any such Restricted Subsidiary for such period shall be included in such Consolidated Net Income up to the aggregate amount of any dividend or distribution that was or that (as determined by the Borrower in good faith, which determination shall be conclusive) could have been made by such Restricted Subsidiary during such period to the Borrower or another Restricted Subsidiary (subject, in the case of a dividend that could have been made to another Restricted Subsidiary, to the limitation contained in this clause) and (B) the net loss of such Restricted Subsidiary shall be included to the extent of the aggregate Investment of the Borrower or any of its other Restricted Subsidiaries in such Restricted Subsidiary,

(iii) any gain or loss realized upon (x) the sale, abandonment or other disposition of any asset of the Borrower or any Restricted Subsidiary (including pursuant to any Sale and Leaseback Transaction) that is not sold, abandoned or otherwise disposed of in the ordinary course of business (as determined in good faith by the Borrower, which determination shall be conclusive) or (y) the disposal, abandonment or discontinuation of operations of the Borrower or any Restricted Subsidiary, and any income (loss) from disposed, abandoned or discontinued operations,

(iv) any item classified as an extraordinary, unusual or nonrecurring gain, loss or charge (including fees, expenses and charges associated with the Original Effective Date Transactions and any acquisition, merger or consolidation after the Original Effective Date),

(v) the cumulative effect of a change in accounting principles,

(vi) all deferred financing costs written off and premiums paid in connection with any early extinguishment of Indebtedness or Hedging Obligations or other derivative instruments,

(vii) any unrealized gains or losses in respect of Currency Agreements,

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(viii) any non-cash compensation charge arising from any grant of limited liability company interests, stock, stock options or other equity-based awards,

(ix) to the extent otherwise included in Consolidated Net Income, any unrealized foreign currency translation or transaction gains or losses, including in respect of Indebtedness or other obligations of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary,

(x) any non-cash charge, expense or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase or recapitalization accounting adjustments), non-cash charges for deferred tax valuation allowances and non-cash gains, losses, income and expenses resulting from fair value accounting (including, but not limited to, non-cash charges resulting from changes in Fair Market Value of minority equity investments to the extent provided for under GAAP of the Borrower or any Restricted Subsidiary) required by the applicable standard under GAAP,

(xi) any impairment charge or asset write-off, including any charge or write-off related to intangible assets, long-lived assets or investments in debt and equity securities, and any amortization of intangibles,

(xii) any fees and expenses (or amortization thereof), and any charges or costs, in connection with any acquisition, Investment, Asset Disposition, issuance of Capital Stock, issuance, repayment or refinancing of Indebtedness, or amendment or modification of any agreement or instrument relating to any Indebtedness (in each case, whether or not completed, and including any such transactions consummated prior to the 2021 Amendment Effective Date),

(xiii) any accruals and reserves established or adjusted within twelve months after Original Effective Date that are established as a result of the Original Effective Date Transactions, and any changes as a result of adoption or modification of accounting policies,

(xiv) the amount of any restructuring charge or reserve, integration cost or other business optimization expense or cost (including charges related to the implementation of strategic or cost-savings initiatives), including any severance, retention, signing bonuses, relocation, recruiting and other employee-related costs, future lease commitments, and costs related to the opening and closure and/or consolidation of facilities and to existing lines of business, and

(xv) to the extent covered by insurance and actually reimbursed (or the Borrower has determined that there exists reasonable evidence that such amount will be reimbursed by the insurer and such amount is not denied by the applicable insurer in writing within 180 days and is reimbursed within 365 days of the date of such evidence (with a deduction in any future calculation of Consolidated Net Income for any amount so added back to the extent not so reimbursed within such 365-day period)), any expenses with respect to liability or casualty events or business interruption;

provided, further, that the exclusion of any item pursuant to the foregoing clauses (i) through (xv) shall also exclude the tax impact of any such item, if applicable.

Notwithstanding the foregoing, for the purpose of subsection 7.5(a)(3)(A) only, there shall be excluded from Consolidated Net Income, without duplication, any income consisting of dividends,

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repayments of loans or advances or other transfers of assets from Unrestricted Subsidiaries to the Borrower or a Restricted Subsidiary, and any income consisting of return of capital, repayment or other proceeds from dispositions or repayments of Investments consisting of Restricted Payments, in each case to the extent such income would be included in Consolidated Net Income and such related dividends, repayments, transfers, return of capital or other proceeds are applied by the Borrower to increase the amount of Restricted Payments permitted under such covenant pursuant to clause (C) or (D) of subsection 7.5(a)(3).

“Consolidated Net Indebtedness”: as of any date of determination, an amount equal to (a) Consolidated Indebtedness as of such date, minus (b) the amount of Unrestricted Cash.
“Consolidated Net Leverage Ratio”: as of any date of determination, the ratio of (x) Consolidated Net Indebtedness as at such date (after giving effect to any Incurrence or Discharge of Indebtedness on such date) to (y) the aggregate amount of Consolidated EBITDA for the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Borrower are available; provided that:

(i) if since the beginning of such period, the Borrower or any Restricted Subsidiary shall have made a Sale (including any Sale occurring in connection with a transaction causing a calculation to be made hereunder), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period;

(ii) if since the beginning of such period, the Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a Purchase (including any Purchase occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and

(iii) if since the beginning of such period, any Person shall have become a Restricted Subsidiary or been merged or consolidated with or into the Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period.

For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, the pro forma calculations in respect thereof (including without limitation in respect of anticipated cost savings and synergies relating to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or another Responsible Officer of the Borrower, which determination shall be conclusive; provided that with respect to cost savings and synergies relating to any Sale, Purchase or other transaction, the related actions are expected by the Borrower to be taken no later than 18 months after the date of determination.

“Consolidated Net Secured Indebtedness”: as of any date of determination, an amount equal to (a) the Consolidated Indebtedness as of such date that in each case is secured by Liens on property or assets of the Borrower and its Restricted Subsidiaries (other than property or assets held in a defeasance or similar trust or arrangement for the benefit of the Indebtedness secured thereby), minus (b) the amount of Unrestricted Cash.

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“Consolidated Net Secured Leverage Ratio”: as of any date of determination, the ratio of (x) Consolidated Net Secured Indebtedness as at such date (after giving effect to any Incurrence or Discharge of Indebtedness on such date) to (y) the aggregate amount of Consolidated EBITDA for the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Borrower are available; provided that:

(i) if since the beginning of such period the Borrower or any Restricted Subsidiary shall have made a Sale (including any Sale occurring in connection with a transaction causing a calculation to be made hereunder), the Consolidated EBITDA for such period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the assets that are the subject of such Sale for such period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such period;

(ii) if since the beginning of such period the Borrower or any Restricted Subsidiary (by merger, consolidation or otherwise) shall have made a Purchase (including any Purchase occurring in connection with a transaction causing a calculation to be made hereunder), Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Purchase occurred on the first day of such period; and

(iii) if, since the beginning of such period, any Person shall have become a Restricted Subsidiary or been merged or consolidated with or into the Borrower or any Restricted Subsidiary, and since the beginning of such period such Person shall have made any Sale or Purchase that would have required an adjustment pursuant to clause (1) or (2) above if made by the Borrower or a Restricted Subsidiary since the beginning of such period, Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if such Sale or Purchase occurred on the first day of such period;

provided that, (x) in the event that the Borrower shall classify Indebtedness Incurred on the date of determination as secured in part pursuant to subsection 7.2(k)(i) in respect of Indebtedness Incurred pursuant to subsection 7.1(b)(i) and in part pursuant to one or more other clauses of subsection 7.2 (other than clause (s)), as provided in clause (u) of the second sentence of subsection 7.2, any calculation of the Consolidated Net Secured Leverage Ratio, including in the definition of “Maximum Incremental Facilities Amount,” shall not include any such Indebtedness (and shall not give effect to any Discharge of Indebtedness from the proceeds thereof) to the extent secured pursuant to any such other clause of subsection 7.2 and (y) in the event that the Borrower shall classify Indebtedness Incurred on the date of determination as secured in part pursuant to subsection 7.2(s) and in part pursuant to one or more other clauses of subsection 7.2 (other than clause (k)(i) in respect of Indebtedness Incurred pursuant to subsection 7.1(b)(i)), as provided in clause (v) of the second sentence of subsection 7.2, any calculation of the Consolidated Net Secured Leverage Ratio shall not include any such Indebtedness (and shall not give effect to any Discharge of Indebtedness from the proceeds thereof) to the extent secured pursuant to any such other clause of subsection 7.2.

For purposes of this definition, whenever pro forma effect is to be given to any Sale, Purchase or other transaction, the pro forma calculations in respect thereof (including without limitation in respect of anticipated cost savings and synergies relating to any such Sale, Purchase or other transaction) shall be as determined in good faith by the Chief Financial Officer or another Responsible Officer of the Borrower which determination shall be conclusive; provided that with respect to cost savings and synergies relating to any Sale, Purchase or other transaction, the related actions are expected by the Borrower to be taken no later than 18 months after the date of determination.

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“Consolidated Working Capital”: at any date, the excess of (a) the sum of all amounts (other than cash, Cash Equivalents and Temporary Cash Investments) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower at such date excluding the current portion of current and deferred income taxes over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower on such date, including deferred revenue but excluding, without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans to the extent otherwise included therein, (iii) the current portion of interest and (iv) the current portion of current and deferred income taxes.
“Consolidation”: the consolidation of the accounts of each of the Restricted Subsidiaries with those of the Borrower in accordance with GAAP; provided that “Consolidation” will not include consolidation of the accounts of any Unrestricted Subsidiary, but the interest of the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary will be accounted for as an investment. The term “Consolidated” has a correlative meaning.
“Contract Consideration”: as defined in the definition of “Excess Cash Flow”.
“Contractual Obligation”: as to any Person, any provision of any material security issued by such Person or of any material agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Contribution”: the contribution by RemainCo and/or any of RemainCo’s Subsidiaries of the SpinCo Assets and SpinCo Liabilities (each as defined in the Form of Separation and Distribution Agreement attached as Exhibit 2.1 to the Form 10) to the Borrower or any of its Subsidiaries.

“Contribution Amounts”: the aggregate amount of capital contributions applied by the Borrower to permit the Incurrence of Contribution Indebtedness pursuant to subsection 7.1(b)(xi).
“Contribution Indebtedness”: Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate principal amount not greater than the aggregate amount of cash contributions (other than Specified Equity Contributions and the proceeds from the issuance of Disqualified Stock or contributions by the Borrower or any Restricted Subsidiary) made to the capital of the Borrower or such Restricted Subsidiary after the Original Effective Date (whether through the issuance or sale of Capital Stock or otherwise); provided that such Contribution Indebtedness (a) is Incurred within 180 days after the making of the related cash contribution and (b) is so designated as Contribution Indebtedness by the Borrower.

“Corresponding Tenor”: with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.

“Covered Entity”: any of the following:

(i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

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(iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party”: as defined in subsection 10.22.
“Credit Facilities”: one or more of (i) the Senior Credit Facility and (ii) any other facilities or arrangements designated by the Borrower, in each case with one or more banks or other lenders or institutions providing for revolving credit loans, term loans, receivables, inventory or real estate financings (including without limitation through the sale of receivables, inventory, real estate and/or other assets to such institutions or to special purpose entities formed to borrow from such institutions against such receivables, inventory, real estate and/or other assets or the creation of any Liens in respect of such receivables, inventory, real estate and/or other assets in favor of such institutions), letters of credit or other Indebtedness, in each case, including all agreements, indentures, instruments and documents executed and delivered pursuant to or in connection with any of the foregoing, including but not limited to any notes and letters of credit issued pursuant thereto and any guarantee and collateral agreement, patent, trademark or copyright security agreement, mortgages or letter of credit applications and other Guarantees, pledge agreements, security agreements and collateral documents, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased, decreased or extended from time to time (whether in whole or in part, whether with the original banks, lenders or institutions or other banks, lenders or institutions or otherwise, and whether provided under any original Credit Facility or one or more other credit agreements, indentures, financing agreements or other Credit Facilities or otherwise). Without limiting the generality of the foregoing, the term “Credit Facility” shall include any agreement (i) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (ii) adding Subsidiaries as additional borrowers or guarantors thereunder, (iii) increasing or decreasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof.

“Cure Amount”: as defined in subsection 8.2(a).

“Currency Agreement”: in respect of a Person, any foreign exchange contract, currency swap agreement or other similar agreement or arrangements (including derivative agreements or arrangements), as to which such Person is a party or a beneficiary.

“Customary Term A Loans” means term loans that (a) have (i) scheduled amortization of 2.50% or more per annum and (ii) a final maturity date that is no later than five years from the date of incurrence and (b) are primarily syndicated to commercial banks in connection with the primary syndication thereof (as reasonably determined by the Administrative Agent); provided that (x) the final maturity date of such term loans shall be no earlier than the Initial Term A Loan Maturity Date and (y) the weighted average life to maturity of such term loans shall be no shorter than the remaining weighted average life to maturity of the Initial Term A Loans.

“Daily Simple SOFR”: for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, a “SOFR Determination Date”) that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

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“Debtor Relief Laws”: the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.

“Declined Excess Proceeds”: as defined in subsection 7.4(b)(iii).

“Default”: any event or condition that is, or after notice or passage of time or both would be, an Event of Default.
“Default Notice”: as defined in subsection 8.1(e).
“Defaulting Lender”: subject to subsection 3.14(g), any Lender or Agent whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of Lender Default.

“Designated Noncash Consideration”: the Fair Market Value of non-cash consideration received by the Borrower or one of its Restricted Subsidiaries in connection with an Asset Disposition that is so designated as Designated Noncash Consideration pursuant to a certificate signed by a Responsible Officer and delivered to the Administrative Agent, setting forth the basis of such valuation.

“Designated Preferred Stock”: Preferred Stock of the Borrower (other than Disqualified Stock) that is issued for cash (other than to a Restricted Subsidiary) and is so designated as Designated Preferred Stock, pursuant to a certificate executed by a Responsible Officer of the Borrower on the date of issuance thereof.
“Designation Date”: as defined in subsection 2.5(f).
“Discharge”: as defined in the definition of “Consolidated Coverage Ratio”.
“Discount Prepayment Accepting Lender”: as defined in subsection 3.4(j)(ii)(2).
“Discount Range”: as defined in subsection 3.4(j)(iii)(1).
“Discount Range Prepayment Amount”: as defined in subsection 3.4(j)(iii)(1).
“Discount Range Prepayment Notice”: a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to subsection 3.4(j) substantially in the form of Exhibit H.
“Discount Range Prepayment Offer”: the irrevocable written offer by a Lender, substantially in the form of Exhibit I, submitted in response to an invitation to submit offers following the Administrative Agent’s receipt of a Discount Range Prepayment Notice.
“Discount Range Prepayment Response Date”: as defined in subsection 3.4(j)(iii)(1).
“Discount Range Proration”: as defined in subsection 3.4(j)(iii)(3).
“Discounted Prepayment Determination Date”: as defined in subsection 3.4(j)(iv)(3).

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“Discounted Prepayment Effective Date”: in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers, five Business Days following the receipt by each relevant Term Loan Lender of notice from the Administrative Agent in accordance with subsection 3.4(j)(ii), subsection 3.4(j)(iii) or subsection 3.4(j)(iv), as applicable unless a shorter period is agreed to between the Borrower and the Administrative Agent.
“Discounted Term Loan Prepayment”: as defined in subsection 3.4(j)(i).
“Disinterested Directors”: with respect to any Affiliate Transaction, one or more members of the Board of Directors of the Borrower having no material direct or indirect financial interest in or with respect to such Affiliate Transaction. A member of any such Board of Directors shall not be deemed to have such a financial interest by reason of such member’s holding Capital Stock of the Borrower or any options, warrants or other rights in respect of such Capital Stock or by reason of such member receiving any compensation in respect of such member’s role as director.
“Disqualified Lender”: any competitor of the Borrower and its Restricted Subsidiaries that is in the same or a similar line of business as the Borrower and its Restricted Subsidiaries or any controlled affiliate of such competitor (other than any such affiliate that is a bank, financial institution or fund that is primarily engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, notes, bonds and similar extensions of credit or securities in the ordinary course, so long as (i) any such affiliate is managed as to day-to-day matters (but excluding, for the avoidance of doubt, as to strategic direction and similar matters) independently from the relevant entity and any affiliate of the relevant entity that is not primarily engaged in the investing activities described above, (ii) any such affiliate has in place customary information screens between it and the relevant entity and any affiliate of the relevant entity that is not primarily engaged in the investing activities described above, and (iii) neither the relevant entity nor any of its affiliates that are not primarily engaged in the investing activities described above directs or causes the direction of the investment policies of such affiliate), in each case designated in writing by the Borrower to the Administrative Agent from time to time (which designation may be made available to (i) Lenders by the Administrative Agent and (ii) any potential assignee or participant on a confidential basis for the purpose of verifying whether such Person is a Disqualified Lender by any Lender); provided that (i) the identification of any Person as a Disqualified Lender after the ~~2021~~2024 Amendment Effective Date shall not apply to retroactively disqualify any Person that was a Lender or a participant prior to the effectiveness of the addition of such Person as a Disqualified Lender and (ii) any notice to the Administrative Agent adding or removing a Disqualified Lender (x) shall be e-mailed to the Administrative Agent at JPMDQ_Contact@JPMorgan.com in order for such update to be effective and (y) shall not be effective until three Business Days after such notice is delivered to the Administrative Agent at the address set forth in clause (x) above.
“Disqualified Stock”: with respect to any Person, any Capital Stock (other than Management Stock) that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable) or upon the happening of any event (other than following the occurrence of a Change of Control or other similar event described under such terms as a “change of control,” or an Asset Disposition or other disposition) (i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness or Disqualified Stock or (iii) is redeemable at the option of the holder thereof (other than following the occurrence of a Change of Control or other similar event described under such terms as a “change of control,” or an Asset Disposition or other disposition), in whole or in part, in each case on or prior to 91 days after the Initial Term B Loan Maturity Date; provided that Capital Stock issued to any employee benefit plan, or by any

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such plan to any employees of the Borrower or any Subsidiary, shall not constitute Disqualified Stock solely because it may be required to be repurchased or otherwise acquired or retired in order to satisfy applicable statutory or regulatory obligations.

“Dollars” and “$”: dollars in lawful currency of the United States of America.

“Domestic Subsidiary”: any Restricted Subsidiary of the Borrower other than a Foreign Subsidiary.
“Dormant Subsidiary”: any Subsidiary of the Borrower that carries on no operations, had revenues of less than $2.0 million during the most recently completed period of four consecutive fiscal quarters of the Borrower, has total assets of less than $2.0 million as of the last day of such period and does not have any Indebtedness outstanding (other than Indebtedness in an aggregate principal amount not in excess of $2.0 million); provided that the assets of all Subsidiaries constituting Dormant Subsidiaries shall at no time exceed $10.0 million in the aggregate, the revenues of all Subsidiaries constituting Dormant Subsidiaries for any four consecutive fiscal quarters shall at no time exceed $10.0 million in the aggregate and the principal amount of Indebtedness of Dormant Subsidiaries shall at no time exceed $10.0 million in the aggregate.

“ECF Acquisition”: as defined in the definition of “Excess Cash Flow”.

“ECF Disposition”: as defined in the definition of “Excess Cash Flow”.

“ECF Payment Date”: as defined in subsection 3.4(c).
“ECF Percentage”: 50%, provided that with respect to any fiscal year, (a) if the Consolidated First Lien Leverage Ratio is less than 3.25 to 1.00 and greater than or equal to 3.00 to 1.00, the ECF Percentage shall be reduced to 25% and (b) if the Consolidated First Lien Leverage Ratio is less than 3.00 to 1.00, the ECF Percentage shall be reduced to 0%.
“ECF Prepayment Amount”: as defined in subsection 3.4(c).
“EEA Financial Institution”: (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country”: any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority”: any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Electronic Signature”: an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

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“Environmental Costs”: any and all costs or expenses (including attorney’s and consultant’s fees, investigation and laboratory fees, response costs, court costs and litigation expenses, fines, penalties, damages, settlement payments, judgments and awards), of whatever kind or nature, known or unknown, contingent or otherwise, arising out of, or in any way relating to, any actual or alleged violation of, noncompliance with or liability under any Environmental Laws. Environmental Costs include any and all of the foregoing, without regard to whether they arise out of or are related to any past, pending or threatened proceeding of any kind.
“Environmental Laws”: any and all U.S. or foreign federal, state, provincial, territorial, foreign, local or municipal laws, rules, orders, enforceable guidelines, orders-in-council, regulations, statutes, ordinances, codes, decrees, and such requirements of any Governmental Authority properly promulgated and having the force and effect of law or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health (as it relates to exposure to Materials of Environmental Concern) or the environment, as have been, or now or at any relevant time hereafter are, in effect.
“Environmental Permits”: any and all permits, licenses, registrations, notifications, exemptions and any other authorization required under any Environmental Law.
“Equity Offering”: a sale of Capital Stock (x) that is a sale of Capital Stock of the Borrower (other than Disqualified Stock), or (y) proceeds of which are (or are intended to be) contributed to the equity capital of the Borrower or any of its Restricted Subsidiaries.
“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.
“EU Bail-In Legislation Schedule”: the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.
“Event of Default”: any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.
“Excess Cash Flow”: for any period, an amount equal to the excess of:

(a) the sum, without duplication, of

(i) Consolidated Net Income for such period,

(ii) an amount equal to the amount of all non-cash charges to the extent deducted in calculating such Consolidated Net Income and cash receipts to the extent excluded in calculating such Consolidated Net Income (except to the extent such cash receipts are attributable to revenue or other items that would be included in calculating Consolidated Net Income for any prior period),

(iii) decreases in Consolidated Working Capital for such period (other than any such decreases arising (x) from any acquisition or disposition of (a) any business unit, division, line of business or Person or (b) any assets other than in the ordinary course of business (each, an “ECF Acquisition” or “ECF Disposition”, respectively) by the Borrower and the Restricted Subsidiaries completed during such period, (y) from the application of purchase accounting or (z) as a result of the reclassification of any item from short-term to long-term or vice versa),

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(iv) an amount equal to the aggregate net non-cash loss on Asset Dispositions (or any disposition specifically excluded from the definition of the term “Asset Disposition”) by the Borrower and the Restricted Subsidiaries during such period (other than in the ordinary course of business) to the extent deducted in calculating such Consolidated Net Income,

(v) cash receipts in respect of Hedge Agreements during such period to the extent not otherwise included in calculating such Consolidated Net Income, and

(vi) any extraordinary, unusual or nonrecurring cash gain, over

(b) the sum, without duplication, of

(i) an amount equal to the amount of all non-cash credits included in calculating such Consolidated Net Income and cash charges to the extent not deducted in calculating such Consolidated Net Income,

(ii) [reserved],

(iii) the aggregate amount of all principal payments, purchases or other retirements of Indebtedness of the Borrower and the Restricted Subsidiaries (including (A) the principal component of payments in respect of Capitalized Lease Obligations, (B) the amount of any repayment of Term Loans pursuant to subsection 2.2(b) and (C) the amount of a mandatory prepayment of Term Loans pursuant to subsection 3.4(d) and any mandatory prepayment, repayment or redemption of Pari Passu Indebtedness pursuant to requirements under the agreements governing such Pari Passu Indebtedness similar to the requirements set forth in subsection 3.4(d), to the extent required due to an Asset Disposition (or any disposition specifically excluded from the definition of the term “Asset Disposition”) that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, but excluding (x) all other prepayments of Loans and (y) all prepayments of revolving loans (other than Revolving Loans hereunder), to the extent there is not an equivalent permanent reduction in commitments thereunder) made during such period, except to the extent financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries,

(iv) an amount equal to the aggregate net non-cash gain on Asset Dispositions (or any disposition specifically excluded from the definition of the term “Asset Dispositions”) by the Borrower and the Restricted Subsidiaries during such period (other than in the ordinary course of business) to the extent included in calculating such Consolidated Net Income,

(v) increases in Consolidated Working Capital for such period (other than any such increases arising (x) from any ECF Acquisition or ECF Disposition by the Borrower and the Restricted Subsidiaries completed during such period, (y) from the application of purchase accounting or (z) as a result of the reclassification from short-term to long-term or vice versa),

(vi) payments by the Borrower and the Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and the Restricted Subsidiaries other than Indebtedness, to the extent not already deducted in calculating Consolidated Net Income,

(vii) [reserved],

(viii) [reserved],

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(ix) the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period and are not deducted in calculating Consolidated Net Income,

(x) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are made in connection with any prepayment of Indebtedness to the extent that such payments are not deducted in calculating Consolidated Net Income,

(xi) at the Borrower’s election, without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower or any of the Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to Investments constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (iii) of the definition thereof and intercompany Investments by and among the Borrower and its Restricted Subsidiaries) or made pursuant to subsection 7.5 of this Agreement or the Original Credit Agreement or Capital Expenditures to be consummated or made during the period of four consecutive fiscal quarters of the Borrower following the end of such period, provided that to the extent the aggregate amount of internally generated cash actually utilized to finance such Investments and Capital Expenditures during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters,

(xii) the amount of taxes (including penalties and interest) paid in cash or tax reserves set aside or payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in calculating such Consolidated Net Income for such period,

(xiii) cash expenditures in respect of Hedge Agreements during such period to the extent not deducted in calculating such Consolidated Net Income, and

(xiv) any extraordinary, unusual or nonrecurring cash loss or charge (including fees, expenses and charges associated with the Original Effective Date Transactions and any acquisition, merger or consolidation after the Original Effective Date).

“Excess Proceeds”: as defined in subsection 7.4(b)(ii).

“Exchange Act”: the Securities Exchange Act of 1934, as amended from time to time; provided that for purposes of the definitions of Change of Control and Permitted Holders, “Exchange Act” shall mean the Securities Exchange Act of 1934 as in effect on the 2021 Amendment Effective Date.

“Excluded Assets”: as defined in the Guarantee and Collateral Agreement.

“Excluded Information”: as defined in subsection 3.4(j)(i).
“Excluded Subsidiary”: (a) any Special Purpose Subsidiary, (b) any Foreign Subsidiary or Foreign Subsidiary Holdco, (c) any Subsidiary of a Foreign Subsidiary, (d) any Unrestricted Subsidiary, (e) any Immaterial Subsidiary, (f) any Dormant Subsidiary, (g) any Captive Insurance Subsidiary, (h) any Subsidiary that is prohibited by the certificate of incorporation, bylaws and/or other organizational or governing documents of such Person, any Requirement of Law or any Contractual

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Obligation, in each case, existing on the Original Effective Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from Guaranteeing, or granting Liens to secure, the Senior Credit Facility Obligations or if Guaranteeing, or granting Liens to secure, the Senior Credit Facility Obligations would require governmental (including regulatory) consent, approval, license or authorization unless such consent, approval, license or authorization has been received, (i) any Home Warranty Subsidiary, (j) any Subsidiary with respect to which the Borrower and the Administrative Agent reasonably agree that the burden or cost or other consequences of providing a guarantee of the Senior Credit Facility Obligations shall be excessive in view of the benefits to be obtained by the Lenders therefrom; (k) any Subsidiary with respect to which the provision of such guarantee of the Senior Credit Facility Obligations would result in material adverse tax consequences to the Borrower or one of its Subsidiaries (as reasonably determined by the Borrower and notified in writing to the Administrative Agent); (l) any Subsidiary that is a joint venture or Non-Wholly Owned Subsidiary; or (m) any Subsidiary that is a not-for-profit Subsidiary. Any Subsidiary that fails to meet the foregoing requirements as of the last day of the period of the most recent four consecutive fiscal quarters for which consolidated financial statements of the Borrower are available shall continue to be deemed an Excluded Subsidiary hereunder until the date that is 60 days following the date on which such annual or quarterly financial statements were required to be delivered pursuant to subsection 6.1 with respect to such period.
“Excluded Taxes”: any (a) Taxes measured by or imposed upon the net income of any Agent, Issuing Bank or Lender or its applicable lending office, or any branch or affiliate thereof, (b) franchise Taxes, branch Taxes, Taxes on doing business or Taxes measured by or imposed upon the overall capital or net worth of any Agent, Issuing Bank or Lender or its applicable lending office, or any branch or affiliate thereof, in each case imposed by the jurisdiction under the laws of which such Agent, Issuing Bank or Lender, applicable lending office, branch or affiliate is organized or is located, or in which its principal executive office is located, or any nation within which such jurisdiction is located or any political subdivision thereof, (c) Taxes imposed by reason of any connection between the jurisdiction imposing such Tax and any Agent, Issuing Bank or Lender, applicable lending office, branch or affiliate other than a connection arising solely from such Agent, Issuing Bank or Lender having executed, delivered or performed its obligations under, or received payment under or enforced, this Agreement or any other Loan Document and (d) Taxes imposed under FATCA.
“Existing Loans”: as defined in subsection 2.5(a).
“Existing Revolving Commitments”: as defined in subsection 2.5(a).
“Existing Revolving Tranche”: as defined in subsection 2.5(a).
“Existing Term Loans”: as defined in subsection 2.5(a).
“Existing Term Tranche”: as defined in subsection 2.5(a).
“Existing Tranche”: as defined in subsection 2.5(a).
“Extended Loans”: as defined in subsection 2.5(a).
“Extended Revolving Commitments”: as defined in subsection 2.5(a).
“Extended Revolving Loans”: as defined in subsection 2.5(a).
“Extended Revolving Tranche”: as defined in subsection 2.5(a).

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“Extended Term Loans”: as defined in subsection 2.5(a).
“Extended Term Tranche”: as defined in subsection 2.5(a).
“Extended Tranche”: as defined in subsection 2.5(a).
“Extending Lender”: as defined in subsection 2.5(b).
“Extension”: as defined in subsection 2.5(b).
“Extension Amendment”: as defined in subsection 2.5(c).
“Extension Date”: as defined in subsection 2.5(d).
“Extension Election”: as defined in subsection 2.5(b).
“Extension of Credit”: as to any Lender, the making (including a deemed making) of an Initial Term Loan (excluding any Supplemental Term Loans being made under the applicable Tranche of Initial Term Loans ~~Tranche~~), a Revolving Loan, a Swing Line Loan, an Incremental Revolving Loan (other than the extension thereof pursuant to subsection 2.9(a) thereunder), an Extended Revolving Loan (other than the extension thereof pursuant to subsection 2.5(a) thereunder), a Specified Refinancing Revolving Loan (other than the extension thereof pursuant to subsection 2.11(a)) or, with respect to an Issuing Bank, the issuance of a Letter of Credit.
“Extension Request”: as defined in subsection 2.5(a).
“Extension Request Deadline”: as defined in subsection 2.5(b).
“Extension Series”: all Extended Loans or Extended Revolving Commitments, as applicable, that are established pursuant to the same Extension Amendment (or any subsequent Extension Amendment to the extent such Extension Amendment expressly provides that the Extended Loans or Extended Revolving Commitments, as applicable, provided for therein are intended to be part of any previously established Extension Series) and that provide for the same interest margins and amortization schedule.
“Facility”: each of (a) the Initial Term A Loan Commitments and the Extensions of Credit made thereunder, (b) the Initial Term B Loan Commitments and the Extensions of Credit made thereunder, (c) the Initial Revolving Commitments and the Extensions of Credit made thereunder, (d) Incremental Term Loans of the same Tranche, (e) Incremental Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, (f) any Extended Term Loans of the same Extension Series, (g) any Extended Revolving Commitments of the same Extension Series and Extensions of Credit made thereunder, (h) any Specified Refinancing Term Loans of the same Tranche and (~~h~~i) any Specified Refinancing Revolving Commitments of the same Tranche and Extensions of Credit made thereunder, and collectively the “Facilities.”
“Fair Market Value”: with respect to any asset or property, the fair market value of such asset or property as determined in good faith by senior management of the Borrower or the Board of Directors of the Borrower, whose determination will be conclusive.
“FATCA”: Sections 1471 through 1474 of the Code as of the 2021 Amendment Effective Date (or any amended or successor version that is substantively comparable), any current or future

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regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code as of the 2021 Amendment Effective Date (or any amended or successor version that is substantively comparable), and any law, regulation, rule, promulgation, guidance notes, practices or official agreement implementing an official intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“FCA”: as defined in subsection 1.3.

“Federal District Court”: as defined in subsection 10.13(a).
“Federal Funds Effective Rate”: for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as the effective federal funds rate; provided that if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to zero for the purposes of this Agreement.
“Financial Covenant Event of Default”: as defined in subsection 8.1(c).

“Financial Covenant Toggle”: as defined in subsection 7.10.

“Financing Disposition”: any sale, transfer, conveyance or other disposition of, or creation or incurrence of any Lien on, property or assets by the Borrower or any Subsidiary thereof to or in favor of any Special Purpose Entity, or by any Special Purpose Subsidiary, in each case in connection with the Incurrence by a Special Purpose Entity of Indebtedness, or obligations to make payments to the obligor on Indebtedness, which may be secured by a Lien in respect of such property or assets.
“FIRREA”: the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

“Floor”: the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to the then-applicable Benchmark.

“Foreign Borrowing Base”: the sum of (1) 80% of the book value of Inventory of Foreign Subsidiaries, (2) 85% of the book value of Receivables of Foreign Subsidiaries and (3) cash, Cash Equivalents and Temporary Cash Investments of Foreign Subsidiaries (in each case, determined as of the end of the most recently ended fiscal month of the Borrower for which internal consolidated financial statements of the Borrower are available, and, in the case of any determination relating to any Incurrence of Indebtedness, on a pro forma basis including (x) any property or assets of a type described above acquired since the end of such fiscal month and (y) any property or assets of a type described above being acquired in connection therewith).
“Foreign Pension Plan”: a registered pension plan which is subject to applicable pension legislation other than ERISA or the Code, which a Subsidiary of the Borrower sponsors or maintains, or to which it makes or is obligated to make contributions.
“Foreign Plan”: each Foreign Pension Plan, deferred compensation or other retirement or superannuation plan, fund, program, agreement, commitment or arrangement whether oral or written, funded or unfunded, sponsored, established, maintained or contributed to, or required to be contributed to, or with respect to which any liability is borne, outside the United States of America, by the

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Borrower or any of its Subsidiaries, other than any such plan, fund, program, agreement or arrangement sponsored by a Governmental Authority.
“Foreign Subsidiary”: (a) any Restricted Subsidiary of the Borrower that is not organized under the laws of the United States of America or any state thereof or the District of Columbia and any Restricted Subsidiary of such Foreign Subsidiary and (b) any Foreign Subsidiary Holdco.
“Foreign Subsidiary Holdco”: any Restricted Subsidiary of the Borrower that has no material assets other than securities or Indebtedness of one or more Foreign Subsidiaries (or Subsidiaries thereof).

“Form 10”: the registration statement on Form 10 (including all exhibits attached thereto), initially filed with the SEC by the Borrower on August 1, 2018 (as amended, supplemented or otherwise modified from time to time prior to the Spin-Off Effective Time).

“Funded Debt”: all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of the Borrower or any Restricted Subsidiary, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all amounts of such debt required to be paid or prepaid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Term Loans.
“GAAP”: generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, and subject to the following: if at any time the SEC permits or requires U.S.-domiciled companies subject to the reporting requirements of the Exchange Act to use IFRS in lieu of GAAP for financial reporting purposes, the Borrower may elect by written notice to the Administrative Agent to so use IFRS in lieu of GAAP and, upon any such notice, references herein to GAAP shall thereafter be construed to mean (a) for periods beginning on and after the date specified in such notice, IFRS as in effect from time to time and (b) for prior periods, GAAP as defined in the first sentence of this definition. All ratios and computations based on GAAP contained in this Agreement shall be computed in conformity with GAAP; provided that if any change in (or in the application or operation of) GAAP as defined in the first sentence of this definition and/or, if applicable, IFRS would cause a change in the method of calculation of any ratio or other computation as determined in good faith by the Borrower (which determination shall be conclusive) (an “Accounting Change”), then the Borrower may at any time elect by written notice to the Administrative Agent that such ratio or computation shall be calculated (and any related definition shall be interpreted) as if such Accounting Change had not occurred.
“Governmental Authority”: any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including the European Union.
“Guarantee”: any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person; provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. The term “Guarantee” used as a verb, adverb or adjective has a corresponding meaning.

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“Guarantee and Collateral Agreement”: the Amended and Restated Guarantee and Collateral Agreement, dated as of June 17, 2021, made by the Borrower and the Subsidiary Guarantors party thereto in favor of the Administrative Agent and the Collateral Agent, as the same may be amended, supplemented, waived or otherwise modified from time to time.
“Guarantor Subordinated Obligations”: with respect to a Subsidiary Guarantor, any Indebtedness of such Subsidiary Guarantor (whether outstanding on the Original Effective Date or thereafter Incurred) that is expressly subordinated in right of payment to the obligations of such Subsidiary Guarantor under its Subsidiary Guarantee pursuant to a written agreement.
“Hedge Agreements”: collectively, Interest Rate Agreements, Currency Agreements and Commodities Agreements.
“Hedging Obligations”: of any Person, the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or Commodities Agreement.
“Home Warranty Subsidiary”: any Subsidiary of the Borrower that is subject to regulation as an insurance, a home service plan, a service contract or a similar company (or any Subsidiary thereof).
“Identified Participating Lenders”: as defined in subsection 3.4(j)(iii)(3).
“Identified Qualifying Lenders”: as defined in subsection 3.4(j)(iv)(3).
“IFRS”: International Financial Reporting Standards and applicable accounting requirements set by the International Accounting Standards Board or any successor thereto (or the Financial Accounting Standards Board, the Accounting Principles Board of the American Institute of Certified Public Accountants, or any successor to either such board, or the SEC, as the case may be), as in effect from time to time.
“Immaterial Subsidiary”: any Subsidiary of the Borrower that had (a) total consolidated revenues of less than 2.5% of the total consolidated revenues of the Borrower and its Subsidiaries during the Most Recent Four Quarter Period and (b) total consolidated assets of less than 2.5% of the total consolidated assets of the Borrower and its Subsidiaries as of the last day of such period; provided that (x) for purposes of subsection 6.9, any Special Purpose Subsidiary shall be deemed to be an “Immaterial Subsidiary”, and (y) Immaterial Subsidiaries (other than any Special Purpose Subsidiary) shall not, in the aggregate, (1) have had revenues in excess of 10% of the total consolidated revenues of the Borrower and its Subsidiaries during the Most Recent Four Quarter Period or (2) have had total assets in excess of 10% of the total consolidated assets of the Borrower and its Subsidiaries as of the last day of such period. Any Subsidiary so designated as an Immaterial Subsidiary that fails to meet the foregoing as of the last day of any such Most Recent Four Quarter Period shall continue to be deemed an “Immaterial Subsidiary” hereunder until the date that is 60 days following the delivery of annual or quarterly financial statements pursuant to subsection 6.1 with respect to the last quarter of such Most Recent Four Quarter Period.
“Increase Supplement”: as defined in subsection 2.9(c).
“Incremental Commitment Amendment”: as defined in subsection 2.9(d).
“Incremental Commitments”: as defined in subsection 2.9(a).

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“Incremental Indebtedness”: Indebtedness Incurred after the 2021 Amendment Effective Date by the Borrower pursuant to and in accordance with subsection 2.9.
“Incremental Lenders”: as defined in subsection 2.9(b).
“Incremental Letter of Credit Commitments”: as defined in subsection 2.9(a).
“Incremental Loans”: as defined in subsection 2.9(d).
“Incremental Revolving Commitments”: as defined in subsection 2.9(a).
“Incremental Revolving Loans”: any loans drawn under an Incremental Revolving Commitment.
“Incremental Term Loan”: any Incremental Loan made pursuant to an Incremental Term Loan Commitment.
“Incremental Term Loan Commitments”: as defined in subsection 2.9(a).
“Incur”: issue, assume, enter into any Guarantee of, incur or otherwise become liable for; and the terms “Incurs,” “Incurred” and “Incurrence” shall have a correlative meaning; provided that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be Incurred by such Subsidiary at the time it becomes a Subsidiary. Accrual of interest, the accretion of accreted value, the payment of interest in the form of additional Indebtedness, and the payment of dividends on Capital Stock constituting Indebtedness in the form of additional shares of the same class of Capital Stock will not be deemed to be an Incurrence of Indebtedness. Any Indebtedness issued at a discount (including Indebtedness on which interest is payable through the issuance of additional Indebtedness) shall be deemed Incurred at the time of original issuance of the Indebtedness at the initial accreted amount thereof.
“Indebtedness”: with respect to any Person on any date of determination (without duplication):

(i) the principal of indebtedness of such Person for borrowed money,

(ii) the principal of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,

(iii) all reimbursement obligations of such Person in respect of letters of credit, bankers’ acceptances or other similar instruments (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credit, bankers’ acceptances or other instruments plus the aggregate amount of drawings thereunder that have not then been reimbursed) (except to the extent such reimbursement obligations relate to Trade Payables and such obligations are expected to be satisfied within 30 days of becoming due and payable),

(iv) all obligations of such Person to pay the deferred and unpaid purchase price of property, which purchase price is due more than one year after the date of placing such property in final service or taking final delivery and title thereto (in each case, except (x) Trade Payables and (y) any earn-out obligations until such obligation is reflected as a liability on the balance sheet of

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such Person in accordance with GAAP and if not expected to be paid within 60 days after becoming due and payable),

(v) all Capitalized Lease Obligations of such Person,

(vi) the redemption, repayment or other repurchase amount of such Person with respect to any Disqualified Stock of such Person or (if such Person is a Subsidiary of the Borrower other than a Subsidiary Guarantor) any Preferred Stock of such Subsidiary, but excluding, in each case, any accrued dividends (the amount of such obligation to be equal at any time to the maximum fixed involuntary redemption, repayment or repurchase price for such Capital Stock, or if less (or if such Capital Stock has no such fixed price), to the involuntary redemption, repayment or repurchase price therefor calculated in accordance with the terms thereof as if then redeemed, repaid or repurchased, and if such price is based upon or measured by the fair market value of such Capital Stock, such fair market value shall be as determined in good faith by senior management of the Borrower, the Board of Directors or the board of directors or other governing body of the issuer of such Capital Stock, which determination shall be conclusive),

(vii) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that the amount of Indebtedness of such Person shall be the lesser of (A) the Fair Market Value of such asset at such date of determination and (B) the amount of such Indebtedness of such other Persons,

(viii) all Guarantees by such Person of Indebtedness of other Persons, to the extent so Guaranteed by such Person, and

(ix) to the extent not otherwise included in this definition, net Hedging Obligations of such Person (the amount of any such obligation to be equal at any time to the termination value of such agreement or arrangement giving rise to such Hedging Obligation that would be payable by such Person at such time);

provided that Indebtedness shall not include for the avoidance of doubt, any obligations in respect of operating leases. The amount of Indebtedness of any Person at any date shall be determined as set forth above or otherwise shall equal the amount thereof that would appear as a liability on a balance sheet of such Person (excluding any notes thereto) prepared in accordance with GAAP.

“Indemnified Liabilities”: as defined in subsection 10.5.
“Indemnitee”: as defined in subsection 10.5.
“Initial Agreement”: as defined in subsection 7.9(c).
“Initial Revolving Commitment”: as to any Lender, its obligation to make Initial Revolving Loans to, and/or make or participate in Swing Line Loans made to, and/or issue or participate in Letters of Credit issued on behalf of, the Borrower in an aggregate amount not to exceed at any one time outstanding the amount set forth opposite such Lender’s name in Schedule A under the heading “Initial Revolving Commitment” or, in the case of any Lender that is an Assignee, the amount of the assigning Lender’s Initial Revolving Commitment assigned to such Assignee pursuant to subsection 10.6(b) (in each case as such amount may be adjusted from time to time as provided herein); collectively, as to all the Lenders, the “Initial Revolving Commitments.” The original amount of the aggregate Initial Revolving Commitments of the Lenders is $250,000,000.

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“Initial Revolving Commitment Period”: as to any Initial Revolving Commitments, the period from and including the ~~2021~~2024 Amendment Effective Date to but not including Initial Revolving Maturity Date, or such earlier date as the Initial Revolving Commitments shall terminate as provided herein.
“Initial Revolving Loans”: as defined in subsection 2.1(b)(i).
“Initial Revolving Maturity Date”: ~~June 17~~December 19, ~~2026~~2029.
“Initial Term A Loan Commitments”: ~~the commitment of a Lender to make or otherwise fund an Initial Term A Loan pursuant to Section 5 of the 2021 Amendment in an aggregate amount not to exceed $260,000,000~~collectively, (a) the 2024 Amendment Refinancing Term A Loan Commitments and (b) the 2-10 Acquisition Incremental Term A Loan Commitments.
“Initial Term A Loan Lender”: any Lender having an Initial Term A Loan Commitment or an Initial Term A Loan outstanding hereunder.
“Initial Term A Loan Maturity Date”: ~~June 17~~December 19, ~~2026~~2029.
“Initial Term A Loans”: ~~as defined in subsection 2.1(a)(i)~~collectively, (a) the 2024 Amendment Refinancing Term A Loans and (b) the 2-10 Acquisition Incremental Term A Loans.
“Initial Term B Loan Commitments”: ~~the commitment of a Lender to make or otherwise fund an Initial Term B Loan pursuant to Section 3 of the 2021 Amendment in an aggregate amount not to exceed $380,000,000~~collectively, (a) the 2024 Amendment Refinancing Term B Loan Commitments and (b) the 2-10 Acquisition Incremental Term B Loan Commitments.
“Initial Term B Loan Lender”: any Lender having an Initial Term B Loan Commitment or an Initial Term B Loan outstanding hereunder.
“Initial Term B Loan Maturity Date”: ~~June 17~~December 19, ~~2028~~2031.
“Initial Term B Loans”: ~~as defined in subsection 2.1(a)(i)~~collectively, (a) the 2024 Amendment Refinancing Term B Loans and (b) the 2-10 Acquisition Incremental Term B Loans.

“Initial Term Loans”: the Initial Term A Loans and the Initial Term B Loans.

“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.
“Intellectual Property”: as defined in subsection 4.9.
“Intercreditor Agreement”: an Intercreditor Agreement in form and substance reasonably satisfactory to the Borrower and the Collateral Agent.
“Intercreditor Agreement Supplement”: as defined in subsection 9.9(a).

“Interest Election Request”: a request by the Borrower to convert or continue a Revolving Borrowing in accordance with subsection 3.2, which shall be in a form approved by the Administrative Agent and separately provided to the Borrower.

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“Interest Payment Date”: (a) with respect to any ABR Loan (other than a ~~Swingline~~Swing Line Loan), the last day of each March, June, September and December and the Maturity Date, (b) with respect to any Term Benchmark Loan, the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and the Maturity Date and (c) with respect to any ~~Swingline~~Swing Line Loan, the day that such Loan is required to be repaid and the Maturity Date.
“Interest Period”: with respect to any Interest Period with respect to any Term Benchmark Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (in each case, subject to the availability for the Benchmark applicable to the relevant Loan or Commitment), as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Term Benchmark Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Term Benchmark Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) no tenor that has been removed from this definition pursuant to subsection 3.7(e) shall be available for specification in such Borrowing Request or Interest Election Request. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Interest Rate Agreement”: with respect to any Person, any interest rate protection agreement, future agreement, option agreement, swap agreement, cap agreement, collar agreement, hedge agreement or other similar agreement or arrangement (including derivative agreements or arrangements), as to which such Person is a party or a beneficiary.
“Inventory”: goods held for sale, lease or use by a Person in the ordinary course of business, net of any reserve for goods that have been segregated by such Person to be returned to the applicable vendor for credit, as determined in accordance with GAAP.
“Investment”: in any Person by any other Person means any direct or indirect advance, loan or other extension of credit (other than to customers, dealers, licensees, franchisees, suppliers, consultants, directors, officers or employees of any Person in the ordinary course of business) or capital contribution (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others) to, or any purchase or acquisition of Capital Stock, Indebtedness or other similar instruments issued by, such Person. For purposes of the definition of “Unrestricted Subsidiary” and subsection 7.5 only, (i) “Investment” shall include the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Subsidiary of the Borrower at the time that such Subsidiary is designated an Unrestricted Subsidiary; provided that upon a redesignation of such Subsidiary as a Restricted Subsidiary, the Borrower shall be deemed to continue to have a permanent “Investment” in an Unrestricted Subsidiary in an amount (if positive) equal to (x) the Borrower’s “Investment” in such Subsidiary at the time of such redesignation less (y) the portion (proportionate to the Borrower’s equity interest in such Subsidiary) of the Fair Market Value of the net assets of such Subsidiary at the time of such redesignation, (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its Fair Market Value at the time of such transfer and (iii) for

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purposes of subsection 7.5(a)(3)(C) the amount resulting from the redesignation of any Unrestricted Subsidiary as a Restricted Subsidiary shall be the Fair Market Value of the Investment in such Unrestricted Subsidiary at the time of such redesignation (excluding the amount of such Investment then outstanding pursuant to clause (xv) or (xviii) of the definition of the term “Permitted Investment” or clause (vi) or (xv) of subsection 7.5(b)). The amount of any Investment outstanding at any time shall be the original cost of such Investment, reduced (at the Borrower’s option, but not below zero) by any dividend, distribution, interest payment, return of capital, repayment or other amount or value received in respect of such Investment; provided that to the extent that the amount of Restricted Payments outstanding at any time pursuant to subsection 7.5(a) is so reduced by any portion of any such amount or value that would otherwise be included in the calculation of Consolidated Net Income, such portion of such amount or value shall not be so included for purposes of calculating the amount of Restricted Payments that may be made pursuant to subsection 7.5(a).
“Investment Company Act”: the Investment Company Act of 1940, as amended from time to time.
“Investment Grade Rating”: a rating of Baa3 or better by Moody’s and BBB- or better by S&P (or, in either case, the equivalent of such rating by such organization), or an equivalent rating by any other Rating Agency.
“Investment Grade Securities”: (i) securities issued or directly and fully Guaranteed or insured by the United States government or any agency or instrumentality thereof (other than Cash Equivalents); (ii) debt securities or debt instruments with an Investment Grade Rating, but excluding any debt securities or instruments constituting loans or advances among the Borrower and its Subsidiaries; (iii) investments in any fund that invests exclusively in investments of the type described in clauses (i) and (ii), which fund may also hold reasonable amounts of cash pending investment or distribution; and (iv) corresponding instruments in countries other than the United States customarily utilized for high quality investments.
“ISP”: the International Standby Practices (1998), International Chamber of Commerce Publication No. 590.
“Issuing Bank”: as the context may require, (a) JPMorgan Chase Bank, N.A., ~~Goldman Sachs Bank USA, BNP Paribas,~~ Bank of America, N.A., BNP Paribas, Capital One, National Association, Citizens Bank, N.A., ~~Fifth Third~~MUFG Bank, Ltd., PNC Bank, National Association, Regions Bank and Wells Fargo Bank, ~~N.A.~~National Association or, in each case, any Affiliate thereof, in its capacity as issuer of any Letter of Credit hereunder or (b) any other Lender that may become an Issuing Bank under subsection 2.7(i).
“Joinder Agreement”: a joinder agreement with respect to a Subsidiary Borrower substantially in the form of Exhibit M-1.
“L/C Commitment Amount”: as to each Issuing Bank as of the ~~2021~~2024 Amendment Effective Date, an amount not to exceed the amount set forth opposite the name of such Issuing Bank in Schedule B, and as to any other Lender that may become an Issuing Bank under subsection 2.7(i), the amount agreed in writing between such Issuing Bank and the Borrower, in each case as such amount may be increased as agreed in writing between the applicable Issuing Bank and the Borrower.

“L/C Disbursement”: as defined in subsection 2.7(d).

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“L/C Facing Fee”: as defined in subsection 2.7(c)(i).
“L/C Fee Payment Date”: with respect to any Letter of Credit, the 15th day after the last ~~Business D~~day of each March, June, September and December to occur after the date of issuance thereof to and including the first such ~~Business D~~day to occur on or after the date of expiry thereof.
“L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 2.7(e).For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“L/C Participants”: the collective reference to all the Lenders other than the Issuing Bank.
“LCT Election”: as defined in subsection 1.2(h)(ii).
“LCT Test Date”: as defined in subsection 1.2(h)(ii).

“Lead Arrangers”: ~~J.P.~~ JPMorgan Chase Bank, N.A., ~~Goldman Sachs Bank USA~~BofA Securities, Inc., Wells Fargo Securities, LLC, BNP Paribas Securities Corp.~~, BofA Securities, Inc.~~, Capital One, National Association, Citizens Bank, N.A., ~~Fifth Third Bank, National Association,~~MUFG Bank, Ltd., PNC Capital Markets LLC and Regions Capital Markets, a ~~d~~Division of Regions Bank~~, and Wells Fargo Securities, LLC~~, as Joint Lead Arrangers and Joint Bookrunners for the 2024 Amendment.

“Lender Default”: (a) the refusal (which may be given verbally or in writing and has not been retracted) or failure of any Lender (including any Agent in its capacity as Lender) to make available its portion of any Incurrence of Loans or Reimbursement Obligations, which refusal or failure is not cured within two Business Days after the date of such refusal or failure; (b) the failure of any Lender (including any Agent in its capacity as Lender) to pay over to the Administrative Agent, the Swing Line Lender, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, (c) a Lender (including any Agent in its capacity as Lender) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations hereunder, (d) a Lender (including any Agent in its capacity as Lender) has failed, within 10 Business Days after request by the Administrative Agent, to confirm that it will comply with its funding obligations hereunder (provided that such Lender Default pursuant to this clause (d) shall cease to be a Lender Default upon receipt of such confirmation by the Administrative Agent) or (e) an Agent or a Lender has admitted in writing that it is insolvent or such Agent or Lender becomes subject to a Lender-Related Distress Event.
“Lender Joinder Agreement”: as defined in subsection 2.9(c).
“Lender-Related Distress Event”: with respect to any Agent, Lender or direct or indirect parent company of an Agent or Lender (each, a “Distressed Person”), a voluntary or involuntary case with respect to such Distressed Person under any debt relief law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such

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Distressed Person to be, insolvent or bankrupt or such Distressed Person has become the subject of a Bail-in Action; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Agent or Lender or any Person that directly or indirectly controls such Agent or Lender by a Governmental Authority or an instrumentality thereof so long as such ownership interest does not result in or provide such Distressed Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Distressed Person (or such governmental authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Distressed Person.
“Lenders”: the several banks and other financial institutions from time to time party to this Agreement acting in their capacity as lenders, together with, in each case, any affiliate of any such bank or financial institution through which such bank or financial institution elects, by written notice to the Administrative Agent and the Borrower, to make any Loans available to the Borrower; provided that for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Loan Document, (b) any waiver of any of the requirements of any Loan Document or any Default or Event of Default and its consequences or (c) any other matter as to which a Lender may vote or consent pursuant to subsection 10.1, the bank or financial institution making such election shall be deemed the “Lender” rather than such affiliate, which shall not be entitled to so vote or consent.
“Letter of Credit Request”: a letter of credit request substantially in the form of Exhibit E or in such form as the applicable Issuing Bank may specify from time to time, requesting such Issuing Bank to open a Letter of Credit, and accompanied by an application and agreement for the issuance of a Letter of Credit in such form as such Issuing Bank may reasonably specify from time to time consistent with the terms hereof (it being understood that in the event of any conflict, the terms hereof shall control).
“Letters of Credit”: as defined in subsection 2.7(a)(i).
“Leverage Excess Proceeds”: as defined in subsection 7.4(b).
“Liabilities”: collectively, any and all claims, obligations, liabilities, causes of action, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether Incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.
“Lien”: any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).
“Limited Condition Transaction”: (x) any acquisition or Investment, including by way of merger, amalgamation, consolidation or other business combination or the acquisition of Capital Stock or otherwise, by one or more of the Borrower and its Restricted Subsidiaries of or in any assets, business or Person, in each case, whose consummation is not conditioned on the availability of, or on obtaining, third party financing or (y) any redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock by one or more of the Borrower and its Restricted Subsidiaries requiring irrevocable notice in advance of such redemption, purchase, repurchase, defeasance, satisfaction and discharge or prepayment.
“Loan”: each Initial Term Loan, Incremental Term Loan, Extended Term Loan, Specified Refinancing Term Loan, Initial Revolving Loan, Incremental Revolving Loan, Extended

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Revolving Loan, Specified Refinancing Revolving Loan or a Swing Line Loan, as the context shall require; collectively, the “Loans.”
“Loan Documents”: this Agreement, any Notes, the Guarantee and Collateral Agreement, any Intercreditor Agreement (on and after the execution thereof) and any other Security Documents, each as amended, supplemented, waived or otherwise modified from time to time.
“Loan Parties”: the Borrower and each Subsidiary Guarantor; individually, a “Loan Party”. No Excluded Subsidiary shall be a Loan Party.
“Management Advances”: (1) loans or advances made to directors, management members, officers, employees or consultants of the Borrower or any Restricted Subsidiary (x) in respect of travel, entertainment or moving-related expenses Incurred in the ordinary course of business, (y) in respect of moving-related expenses Incurred in connection with any closing or consolidation of any facility, or (z) in the ordinary course of business and (in the case of this clause (z)) not exceeding $5.0 million in the aggregate outstanding at any time, (2) promissory notes of Management Investors acquired in connection with the issuance of Management Stock to such Management Investors, (3) Management Guarantees, or (4) other Guarantees of borrowings by Management Investors in connection with the purchase of Management Stock, which Guarantees are permitted under subsection 7.1.
“Management Guarantees”: Guarantees made on behalf of, or in respect of loans or advances made to, directors, officers, employees or consultants of the Borrower or any Restricted Subsidiary (1) in respect of travel, entertainment and moving related expenses Incurred in the ordinary course of business, or (2) in the ordinary course of business and (in the case of this clause (2)) not exceeding $5.0 million in the aggregate outstanding at any time.
“Management Investors”: the officers, directors, employees and other members of the management of the Borrower or any of its respective Subsidiaries, or family members or relatives thereof (provided that, solely for purposes of the definition of “Permitted Holders,” such relatives shall include only those Persons who are or become Management Investors in connection with estate planning for or inheritance from other Management Investors, as determined in good faith by the Borrower, which determination shall be conclusive), or trusts, partnerships or limited liability companies for the benefit of any of the foregoing, or any of their heirs, executors, successors and legal representatives, who at any date beneficially own or have the right to acquire, directly or indirectly, Capital Stock of the Borrower or any Restricted Subsidiary.
“Management Stock”: Capital Stock of the Borrower (including any options, warrants or other rights in respect thereof) held by any of the Management Investors.
“Mandatory Revolving Loan Borrowing”: as defined in subsection 2.8(b).
“Market Capitalization”: an amount equal to (i) the total number of issued and outstanding shares of capital stock of the Borrower on the date of declaration of the relevant dividend multiplied by (ii) the arithmetic mean of the closing prices per share of such capital stock on the Nasdaq Global Select Market (or, if the primary listing of such capital stock is on another exchange, on such other exchange) for the 30 consecutive trading days immediately preceding the date of declaration of such dividend.

“Material Acquisition” means any Acquisition consummated after the ~~Closing~~Original Effective Date that (a) is permitted under the terms of this Agreement, (b) involves the payment of

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consideration in excess of $200,000,000 and (c) has been designated by the Borrower as a “Material Acquisition” by written notice to the Administrative Agent.

“Material Adverse Effect”: a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries taken as a whole or (b) the validity or enforceability as to any Loan Party party thereto of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent, the Collateral Agent, the Issuing Banks and the Lenders under the Loan Documents, in each case taken as a whole.
“Material Restricted Subsidiary”: any Restricted Subsidiary other than one or more Restricted Subsidiaries designated by the Borrower that in the aggregate do not constitute Material Subsidiaries. Subsidiary Borrowers shall be deemed to be Material Restricted Subsidiaries at all times.
“Material Subsidiaries”: Restricted Subsidiaries of the Borrower constituting, individually or in the aggregate (as if such Subsidiaries constituted a single Subsidiary), a “significant subsidiary” in accordance with Rule 1-02 under Regulation S-X.
“Materials of Environmental Concern”: any hazardous or toxic substances or materials or wastes defined, listed, or regulated as such in or under, or which may give rise to liability under, any applicable Environmental Law, including gasoline, petroleum (including crude oil or any fraction thereof), petroleum products or by-products, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.
“Maturity Date”: the Initial Revolving Maturity Date, the Initial Term A Loan Maturity Date, the Initial Term B Loan Maturity Date, for any Extended Tranche the “Maturity Date” set forth in the applicable Extension Amendment, for any Incremental Commitments the “Maturity Date” set forth in the applicable Incremental Commitment Amendment, as the context may require and for any Specified Refinancing Tranche the “Maturity Date” set forth in the applicable Specified Refinancing Amendment.
“Maximum Incremental Facilities Amount”: at any date of determination, an amount (i) such that, after giving effect to the Incurrence of such amount and any corresponding acquisitions, Investments or other similar transactions occurring substantially concurrently with such Incurrence (and, in the case of Refinancing Indebtedness, on the date of the Incurrence of such Indebtedness being refinanced) (or, at the Borrower’s option, on the date of the initial commitment to lend such additional amount after giving pro forma effect to the Incurrence of the entire committed amount of such amount), the Consolidated First Lien Leverage Ratio shall not exceed 3.00:1.00 (as set forth in a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at the time of such Incurrence or such commitment, as applicable, together with calculations demonstrating compliance with such ratio (amounts Incurred pursuant to this clause (i), the “Ratio Incremental Facility”) (it being understood that (A) if pro forma effect is given to the entire committed amount of any such additional amount on the date of initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, such committed amount may thereafter be borrowed and reborrowed in whole or in part, from time to time, without further compliance with this clause (i) and (B) for purposes of so calculating the Consolidated First Lien Leverage Ratio under this clause (i), any additional amount Incurred pursuant to this clause (i) shall be treated as if such amount is Consolidated First Lien Indebtedness, regardless of whether such amount is actually secured or is secured by Liens ranking junior to the Liens securing the Senior Credit Facility Obligations)) plus (ii) not to exceed the greater of (a) $275,000,000 and (b) 100% of Consolidated EBITDA for the Most Recent Four Quarter Period (excluding any amount Incurred in accordance with the preceding clause (i)) (amounts Incurred pursuant to this clause (ii), the

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“Cash Capped Incremental Facility”) (provided that (x) capacity under the Ratio Incremental Facility shall be deemed to be used before capacity under the Cash Capped Incremental Facility and (y) any Indebtedness Incurred under the Cash Capped Incremental Facility shall be reclassified, as the Borrower may elect from time to time, as having been Incurred under the Ratio Incremental Facility if the Borrower meets the applicable Consolidated First Lien Leverage Ratio under the Ratio Incremental Facility at such time, on a pro forma basis) plus (iii) the amount of any voluntary repayment of Incremental Term Loans and Supplemental Term Loans and reductions in Incremental Revolving Commitments and Supplemental Revolving Commitments, in each case Incurred and outstanding under clause (i) or (ii) of this definition, and the amount of any voluntary repayment of Initial Term Loans and reductions in Initial Revolving Commitments, in each case, other than prepayments and reductions funded with the proceeds of long-term Indebtedness. For purposes of any determination of the “Maximum Incremental Facilities Amount,” the principal amount of Indebtedness outstanding under clause (i) or (ii) of this definition shall be determined after giving effect to the application of proceeds of any such Indebtedness.
“Minimum Exchange Tender Condition”: as defined in subsection 2.10(b).
“Minimum Extension Condition”: as defined in subsection 2.5(g).
“Moody’s”: Moody’s Investors Service, Inc., and its successors.
“Mortgaged Properties”: the collective reference to real properties, if any, acquired after the Original Effective Date and owned in fee by the Loan Parties on which the Loan Parties are required to grant a mortgage pursuant to subsection 6.9(a).
“Mortgages”: each of the mortgages and deeds of trust, if any, executed and delivered by any Loan Party to the Collateral Agent, in form and substance reasonably acceptable to the Borrower and the Collateral Agent, as the same may be amended, supplemented, waived or otherwise modified from time to time.
“Most Recent Four Quarter Period”: the four-fiscal-quarter period of the Borrower ending on the last day of the most recently completed fiscal year or fiscal quarter for which financial statements of the Borrower have been (or have been required to be) delivered under subsection 6.1(a) or 6.1(b).
“Multiemployer Plan”: a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.
“Net Available Cash”: with respect to any Asset Disposition or Recovery Event, an amount equal to the cash payments received (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to the properties or assets that are the subject of such Asset Disposition or Recovery Event or received in any other non-cash form) therefrom, in each case net of (i) all legal, title and recording tax expenses, commissions and other fees and expenses Incurred, and all federal, state, provincial, foreign and local taxes required to be paid or to be accrued as a liability under GAAP, as a consequence of such Asset Disposition or Recovery Event (including as a consequence of any transfer of funds in connection with the application thereof in accordance with subsection 7.4), (ii) all payments made, and all installment payments required to be made, on any Indebtedness (other than Indebtedness secured by Liens that are required by the express terms of this Agreement to be on an equal and ratable basis with or junior to the Liens on the Collateral securing the Senior Credit Facility Obligations)

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(x) that is secured by any assets subject to such Asset Disposition or involved in such Recovery Event, in accordance with the terms of any Lien upon such assets, or (y) that must by its terms, or in order to obtain a necessary consent to such Asset Disposition, or by applicable law, be repaid out of the proceeds from such Asset Disposition or Recovery Event, including but not limited to any payments required to be made to increase borrowing availability under any revolving credit facility, (iii) all distributions and other payments required to be made to minority interest holders in Subsidiaries or joint ventures as a result of such Asset Disposition or Recovery Event, or to any other Person (other than the Borrower or a Restricted Subsidiary) owning a beneficial interest in the assets disposed of in such Asset Disposition or subject to such Recovery Event, (iv) any liabilities or obligations associated with the assets disposed of in such Asset Disposition or involved in such Recovery Event and retained, indemnified or insured by the Borrower or any Restricted Subsidiary after such Asset Disposition or Recovery Event, including without limitation pension and other post-employment benefit liabilities, liabilities related to environmental matters, and liabilities relating to any indemnification obligations associated with such Asset Disposition or Recovery Event, (v) in the case of an Asset Disposition the amount of any purchase price or similar adjustment (x) claimed by any Person to be owed by the Borrower or any Restricted Subsidiary, until such time as such claim shall have been settled or otherwise finally resolved, or (y) paid or payable by the Borrower or any Restricted Subsidiary, in either case in respect of such Asset Disposition and (vi) in the case of any Recovery Event, any amount thereof that constitutes or represents reimbursement or compensation for any amount previously paid by Borrower or any of its Subsidiaries.
“Net Cash Proceeds”: with respect to any issuance or sale of any securities of, or the Incurrence of Indebtedness by, the Borrower or any Subsidiary, or any capital contribution, means the cash proceeds of such issuance, sale, contribution or Incurrence net of attorneys’ fees, accountants’ fees, underwriters’ or placement agents’ fees, discounts or commissions and brokerage, consultant and other fees actually Incurred in connection with such issuance, sale, contribution or Incurrence and net of taxes paid or payable as a result, or in respect, thereof.
“New York Courts”: as defined in subsection 10.13(a).
“New York Supreme Court”: as defined in subsection 10.13(a).
“Non-Consenting Lender”: as defined in subsection 10.1(g).
“Non-Defaulting Lender”: any Lender other than a Defaulting Lender.
“Non-Excluded Taxes”: all Taxes other than Excluded Taxes.
“Non-Extending Lender”: as defined in subsection 2.5(e).
“Non-Wholly Owned Subsidiary”: each Subsidiary that is not a Wholly Owned Subsidiary.
“Note”: as defined in subsection 2.2(a).
“NYFRB”: the Federal Reserve Bank of New York.
“NYFRB Rate”: for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received by the Administrative Agent from a federal funds

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broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source.

“Obligations”: with respect to any Indebtedness, any principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Borrower or any Restricted Subsidiary whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, Guarantees of such Indebtedness (or of Obligations in respect thereof), other monetary obligations of any nature and all other amounts payable thereunder or in respect thereof.
“Obligor”: any purchaser of goods or services or other Person obligated to make payment to the Borrower or any of its Subsidiaries (other than to any Special Purpose Subsidiaries and the Foreign Subsidiaries) in respect of a purchase of such goods or services.

“Offered Amount”: as defined in subsection 3.4(j)(iv)(1).

“Offered Discount”: as defined in subsection 3.4(j)(iv)(1).
“OID”: as defined in subsection 2.9(d).

“Original Credit Agreement”: the Credit Agreement, dated as of August 16, 2018, among the Borrower, the Subsidiary Borrowers (as defined therein) from time to time party thereto, the 2021 Amendment Effective Date Term Loan Lender (as defined therein), the several banks and other financial institutions from time to time party thereto as lenders and JPMorgan Chase Bank, N.A. as administrative agent, collateral agent and issuing bank, as in effect immediately prior to the effectiveness of the 2021 Amendment.

“Original Effective Date”: August 16, 2018.

“Original Effective Date Transactions”: collectively, (i) the entry into the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement) related thereto and the Incurrence of Indebtedness under the Original Existing Agreement by one or more of the Borrower and its Subsidiaries; (ii) the issuance and sale by the Borrower of the Senior Notes and the entry into the Senior Notes Indenture; (iii) the consummation of each of the Separation, Contribution and Spin-Off; (iv) any transaction undertaken by the Borrower or any of its Subsidiaries in order to facilitate the Separation, Contribution or Spin-Off, as applicable, as determined in good faith by the Borrower, which determination shall be conclusive (including any transaction pursuant to, and the performance of all other obligations under, the Spin-Off Documents) and (v) the payment of all fees and expenses paid and owing in connection with the foregoing.
“Original Guarantee and Collateral Agreement”: the Guarantee and Collateral Agreement, dated as of August 16, 2018, made by the Borrower and the Subsidiary Guarantors party thereto in favor of the Administrative Agent and the Collateral Agent, as in effect immediately prior to the effectiveness of the 2021 Amendment.

“Other Representatives”: each of the Lead Arrangers.

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“Outstanding Amount”: with respect to the Loans on any date, the principal amount thereof after giving effect to any Borrowings and prepayments or repayments thereof occurring on such date.
“Overnight Bank Funding Rate”: for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on the NYFRB’s Website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate.
“Pari Passu Indebtedness”: Indebtedness with a Lien on the Collateral that is equal and ratable with the Liens securing the Senior Credit Facility Obligations.
“Participant”: as defined in subsection 10.6(c)(i).
“Participant Register”: as defined in subsection 10.6(c)(ii).
“Participating Lender”: as defined in subsection 3.4(j)(iii)(2).
“Patriot Act”: as defined in subsection 10.18.

“Payment” as defined in subsection 9.17(a).

“Payment Notice” as defined in subsection 9.17(b).

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).
“Pension Act”: the Pension Protection Act of 2006, as it presently exists or as it may be amended from time to time.
“Permitted Cure Securities”: any equity interests of the Borrower that do not constitute Disqualified Stock.
“Permitted Debt Exchange”: as defined in subsection 2.10(a).
“Permitted Debt Exchange Notes”: as defined in subsection 2.10(a).
“Permitted Debt Exchange Offer”: as defined in subsection 2.10(a).
“Permitted Holders”: any of the following: (i) any of the Management Investors and (ii) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of the Borrower. In addition, any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) whose status as a “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) constitutes or results in a Change of Control in respect of which a Change of Control Offer is made in accordance with the requirements of this Agreement, together with its Affiliates, shall thereafter constitute Permitted Holders.

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“Permitted Investment”: an Investment by the Borrower or any Restricted Subsidiary in, or consisting of, any of the following:

(i) a Restricted Subsidiary, the Borrower, or a Person that will, upon the making of such Investment, become a Restricted Subsidiary (and any Investment held by such Person that was not acquired by such Person, or made pursuant to a commitment by such Person that was not entered into, in contemplation of so becoming a Restricted Subsidiary);

(ii) another Person if as a result of such Investment such other Person is merged or consolidated with or into, or transfers or conveys all or substantially all its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary (and, in each case, any Investment held by such other Person that was not acquired by such Person, or made pursuant to a commitment by such Person that was not entered into, in contemplation of such merger, consolidation, transfer or conveyance);

(iii) Temporary Cash Investments, Investment Grade Securities or Cash Equivalents;

(iv) receivables owing to the Borrower or any Restricted Subsidiary, if created or acquired in the ordinary course of business;

(v) any securities or other Investments received as consideration in, or retained in connection with, sales or other dispositions of property or assets, including Asset Dispositions made in compliance with subsection 7.4;

(vi) securities or other Investments received in settlement of debts created in the ordinary course of business and owing to, or of other claims asserted by, the Borrower or any Restricted Subsidiary, or as a result of foreclosure, perfection or enforcement of any Lien, or in satisfaction of judgments, including in connection with any bankruptcy proceeding or other reorganization of another Person;

(vii) Investments in existence or made pursuant to legally binding written commitments in existence on the 2021 Effective Date, and in each case any extension, modification, replacement, reinvestment or renewal thereof; provided that the amount of any such Investment may be increased in such extension, modification, replacement, reinvestment or renewal only (x) as required by the terms of such Investment or binding commitment as in existence on the 2021 Effective Date or (y) as otherwise permitted by this Agreement;

(viii) Currency Agreements, Interest Rate Agreements, Commodities Agreements and related Hedging Obligations, which obligations are Incurred in compliance with subsection 7.1;

(ix) pledges or deposits (x) with respect to leases or utilities provided to third parties in the ordinary course of business or (y) otherwise described in the definition of “Permitted Liens” or made in connection with Liens permitted under subsection 7.2;

(x) (1) Investments in or by any Special Purpose Subsidiary, or in connection with a Financing Disposition by or to or in favor of any Special Purpose Entity, including Investments of funds held in accounts permitted or required by the arrangements governing such Financing Disposition or any related Indebtedness, or (2) any promissory note issued by the Borrower;

(xi) bonds secured by assets leased to and operated by the Borrower or any Restricted Subsidiary that were issued in connection with the financing of such assets so long as the Borrower

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or any Restricted Subsidiary may obtain title to such assets at any time by paying a nominal fee, canceling such bonds and terminating the transaction;

(xii) [reserved];

(xiii) any Investment to the extent made using Capital Stock of the Borrower (other than Disqualified Stock) as consideration;

(xiv) Management Advances;

(xv) Investments in Related Businesses in an aggregate amount outstanding at any time not to exceed an amount equal to the greater of $125.0 million and 50% of Consolidated EBITDA for the Most Recent Four Quarter Period;

(xvi) any transaction to the extent it constitutes an Investment that is permitted by and made in accordance with the provisions of subsection 7.6(b) (except transactions described in clauses (i), (v) and (vi) thereof), including any Investment pursuant to any transaction described in clause (ii) of such subsection 7.6(b) (whether or not any Person party thereto is at any time an Affiliate of the Borrower);

(xvii) any Investment (1) by any Captive Insurance Subsidiary in connection with its provision of insurance to the Borrower or any of its Subsidiaries or (2) by any Home Warranty Subsidiary in connection with its provision of home service plan, service contract or similar contracts or policies on behalf of the Borrower or its Subsidiaries, in each case which Investment is made in the ordinary course of business of such Captive Insurance Subsidiary or such Home Warranty Subsidiary, as the case may be, or by reason of applicable law, rule, regulation or order, or is required or approved by any regulatory authority having jurisdiction over such Captive Insurance Subsidiary or such Home Warranty Subsidiary or their respective businesses, as applicable; and

(xviii) other Investments in an aggregate amount outstanding at any time not to exceed an amount equal to the greater of $125.0 million and 50% of Consolidated EBITDA for the Most Recent Four Quarter Period.

If any Investment pursuant to clause (xv) or (xviii) above, or subsection 7.5(b)(vi), as applicable, is made in any Person that is not a Restricted Subsidiary and such Person thereafter (A) becomes a Restricted Subsidiary or (B) is merged or consolidated into, or transfers or conveys all or substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, then such Investment shall thereafter be deemed to have been made pursuant to clause (i) or (ii) above, respectively, and not clause (xv) or (xviii) above, or subsection 7.5(b)(vi), as applicable (and, in the case of the foregoing clause (A), for so long as such Person continues to be a Restricted Subsidiary unless and until such Person is merged or consolidated into, or transfers or conveys all or substantially all its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary).

“Permitted Lien”: any Lien permitted pursuant to the Loan Documents, including those Liens permitted to exist pursuant to subsection 7.2 or described in any of the clauses of such subsection 7.2.
“Permitted Payment”: as defined in subsection 7.5(b).

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“Person”: any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.
“Plan”: at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is an “employer” as defined in Section 3(5) of ERISA.

“Plan Asset Regulations”: 29 CFR § 2510.3-101 et seq., as modified by Section 3(42) of ERISA, as amended from time to time.

“Preferred Stock”: as applied to the Capital Stock of any corporation or company, means Capital Stock of any class or classes (however designated) that by its terms is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation or company, over shares of Capital Stock of any other class of such corporation or company.
“Prepayment Date”: as defined in subsection 3.4(f).

“Prime Rate”: the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Board (as determined by the Administrative Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.

“PTE”: a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Purchase”: as defined in the definition of “Consolidated Coverage Ratio”.
“Purchase Money Obligations”: any Indebtedness Incurred to finance or refinance the acquisition, leasing, construction or improvement of property (real or personal) or assets, and whether acquired through the direct acquisition of such property or assets or the acquisition of the Capital Stock of any Person owning such property or assets, or otherwise.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in subsection 10.22.

“Qualifying Lender”: as defined in subsection 3.4(j)(iv)(3).
“Rating Agency”: Moody’s or S&P, or, if Moody’s or S&P or both shall not make a rating on the applicable security or instrument publicly available, a nationally recognized statistical rating agency or agencies, as the case may be, selected by the Borrower which shall be substituted for Moody’s or S&P or both, as the case may be.
“Receivable”: a right to receive payment pursuant to an arrangement with another Person pursuant to which such other Person is obligated to pay, as determined in accordance with GAAP.

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“Recovery Event”: any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Restricted Subsidiaries constituting Collateral giving rise to Net Available Cash to the Borrower or such Restricted Subsidiary, as the case may be, in excess of $25.0 million, to the extent that such settlement or payment does not constitute reimbursement or compensation for amounts previously paid by the Borrower or any Restricted Subsidiary in respect of such casualty or condemnation.

“Reference Time”: with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, ~~and~~ (2) if following a Benchmark Transition Event and a Benchmark Replacement Date with respect to Term SOFR, such Benchmark is Daily Simple SOFR, then four U.S. Government Securities Business Days prior to such setting or (3) if such Benchmark is ~~not~~none of the Term SOFR or Daily Simple SOFR, the time determined by the Administrative Agent in its reasonable discretion.

“refinance”: refinance, refund, replace, renew, repay, modify, restate, defer, substitute, supplement, reissue, resell or extend (including pursuant to any defeasance or discharge mechanism); and the terms “refinances,” “refinanced” and “refinancing” as used for any purpose in this Agreement shall have a correlative meaning.
“Refinancing Agreement”: as defined in subsection 7.9(c).
“Refinancing Indebtedness”: Indebtedness that is Incurred to refinance any Indebtedness (or unutilized commitment in respect of Indebtedness) existing on the Original Effective Date or Incurred (or established) in compliance with the Original Credit Agreement or this Agreement (including Indebtedness of the Borrower that refinances Indebtedness of any Restricted Subsidiary (to the extent permitted in this Agreement) and Indebtedness of any Restricted Subsidiary that refinances Indebtedness of the Borrower or of another Restricted Subsidiary) including Indebtedness that refinances Refinancing Indebtedness, and Indebtedness Incurred pursuant to a commitment that refinances any Indebtedness or unutilized commitment; provided that

(1) if the Indebtedness being refinanced is Subordinated Obligations or Guarantor Subordinated Obligations, the Refinancing Indebtedness (x) is expressly subordinated in right of payment to the applicable Senior Credit Facility Obligations or the applicable Subsidiary Guarantee pursuant to a written agreement at least to the same extent as such Indebtedness being refinanced and (y) has a final Stated Maturity at the time such Refinancing Indebtedness is Incurred that is equal to or greater than the final Stated Maturity of the Indebtedness being refinanced,

(2) such Refinancing Indebtedness is Incurred in an aggregate principal amount (or if issued with original issue discount, an aggregate accreted value) that is equal to or less than the sum of (x) the aggregate principal amount (or if issued with original issue discount, the aggregate accreted value) then outstanding of the Indebtedness being refinanced, plus (y) an amount equal to any unutilized commitment relating to the Indebtedness being refinanced or otherwise then outstanding under the financing arrangement being refinanced to the extent the unutilized commitment being refinanced could be drawn in compliance with subsection 7.1 immediately prior to such refinancing, plus (z) fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) Incurred in connection with such Refinancing Indebtedness,

(3) Refinancing Indebtedness shall not include (x) Indebtedness of a Restricted Subsidiary that is not a Subsidiary Guarantor that refinances Indebtedness of the Borrower or a

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Subsidiary Guarantor that could not have been initially Incurred by such Restricted Subsidiary pursuant to subsection 7.1 or (y) Indebtedness of the Borrower or a Restricted Subsidiary that refinances Indebtedness of an Unrestricted Subsidiary, and

(4) if the Indebtedness being refinanced was Incurred pursuant to subsection 7.1(b)(i), such Refinancing Indebtedness (w) if Refinancing Indebtedness consisting of revolving commitments, shall mature no earlier than, and have no scheduled mandatory commitment reduction in respect thereof prior to, the final Stated Maturity of the Indebtedness being refinanced, (x) if Refinancing Indebtedness consisting of term loans or notes, shall mature no earlier than the final Stated Maturity of the Indebtedness being refinanced and shall have a weighted average life to maturity no shorter than the remaining weighted average life to maturity of the Indebtedness being refinanced (other than an earlier maturity date and/or shorter weighted average life to maturity for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date than the maturity date of the Indebtedness being refinanced or a shorter weighted average life to maturity than the remaining weighted average life to maturity of the Indebtedness being refinanced), (y) shall not be Guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors and (z) if secured, shall be secured only by the Collateral securing the Senior Credit Facility Obligations and only on an equal and ratable basis or (at the Borrower’s option) a junior basis by the Collateral securing the Senior Credit Facility Obligations and shall, in each case, be subject to an Intercreditor Agreement.

“Refunded Swing Line Loans”: as defined in subsection 2.8(b).
“Refunding Capital Stock”: as defined in subsection 7.5(b)(i).
“Register”: as defined in subsection 10.6(b)(iv).
“Regulation S-X”: Regulation S-X promulgated by the SEC, as in effect on the 2021 Amendment Effective Date.
“Regulation T”: Regulation T of the Board as in effect from time to time.
“Regulation U”: Regulation U of the Board as in effect from time to time.
“Regulation X”: Regulation X of the Board as in effect from time to time.
“Reimbursement Obligation”: the obligation of the Borrower to reimburse the applicable Issuing Banks pursuant to subsection 2.7(e) for amounts drawn on the applicable Letters of Credit.
“Related Business”: those businesses in which the Borrower or any of its Subsidiaries is engaged on the date of this Agreement, or that are similar, related, complementary, incidental or ancillary thereto or extensions, developments or expansions thereof.
“Related Parties”: with respect to any Person, such Person’s affiliates and the partners, officers, directors, trustees, employees, shareholders, members, attorneys and other advisors, agents and controlling Persons of such Person and of such Person’s affiliates and “Related Party” shall mean any of them.

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“Relevant Governmental Body”: the Board or the NYFRB, or a committee officially endorsed or convened by the Board or the NYFRB, or, in each case, any successor thereto.

“RemainCo”: ServiceMaster Global Holdings, Inc., a Delaware corporation.

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under PBGC Reg. § 4043 or any successor regulation thereto.
“Repricing Transaction”: other than in connection with a transaction involving a Change of Control, the prepayment of any Initial Term B Loans by the Borrower with the proceeds of secured term loans (including, without limitation, any new, amended or additional loans or Term Loans under this Agreement, whether as a result of an amendment to this Agreement or otherwise), that are broadly marketed or syndicated to banks and other institutional investors in financings similar to the Initial Term B Loans and having an effective interest cost or weighted average yield (as determined prior to such prepayment by the Administrative Agent consistent with generally accepted financial practice and, in any event, excluding any arrangement, structuring, syndication or commitment fees in connection therewith, and excluding any performance or ratings based pricing grid that could result in a lower interest rate based on future performance, but including any Adjusted Term SOFR floor or similar floor that is higher than the then applicable Adjusted Term SOFR) that is less than the interest rate for or weighted average yield (as determined prior to such prepayment by the Administrative Agent on the same basis) of the Initial Term B Loans, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, the Initial Term B Loans.
“Required Lenders”: Lenders the Total Credit Percentages of which aggregate to greater than 50.0%; provided that the Revolving Commitments (or, if the Revolving Commitments have terminated or expired, the Revolving Loans and interests in L/C Obligations and Swing Line Loans) and Term Loans held or deemed held by Defaulting Lenders shall be excluded for purposes of making a determination of Required Lenders.
“Required Revolving Lenders”: Lenders the Revolving Commitment Percentage of which aggregate to greater than 50.0%; provided that the Revolving Commitments (or, if the Revolving Commitments have terminated or expired, the Revolving Loans and interests in L/C Obligations and Swing Line Loans) held or deemed held by Defaulting Lenders shall be excluded for purposes of making a determination of Required Revolving Lenders.
“Required Term A Lenders”: Lenders the Term A Loan Percentage of which aggregate to greater than 50.0%; provided that the Initial Term A Loans held or deemed held by Defaulting Lenders shall be excluded for purposes of making a determination of Required Term A Lenders.

“Required Term A/Revolving Lenders”: Lenders the Term A Loan/Revolving Commitment Percentage of which aggregate to greater than 50.0%; provided that (x) the Initial Term A Loans held or deemed held by Defaulting Lenders and (y) the Revolving Commitments (or, if the Revolving Commitments have terminated or expired, the Revolving Loans and interests in L/C Obligations and Swing Line Loans) held or deemed held by Defaulting Lenders shall, in each case, be excluded for purposes of making a determination of Required Term A/Revolving Lenders.

“Requirement of Law”: as to any Person, any law, statute, ordinance, code, decree, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person

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or any of its material property is subject, including laws, ordinances and regulations pertaining to zoning, occupancy and subdivision of real properties; provided that the foregoing shall not apply to any non-binding recommendation of any Governmental Authority.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer”: as to any Person, any of the following officers of such Person: (a) the chief executive officer or the president of such Person and, with respect to financial matters, the chief financial officer, the treasurer or the controller of such Person, (b) any vice president of such Person or, with respect to financial matters, any assistant treasurer or assistant controller of such Person, who has been designated in writing to the Administrative Agent as a Responsible Officer by such chief executive officer or president of such Person or, with respect to financial matters, such chief financial officer of such Person, (c) with respect to subsection 6.7 and without limiting the foregoing, the general counsel of such Person, (d) with respect to ERISA matters, the senior vice president - human resources (or substantial equivalent) of such Person and (e) any other individual designated as a “Responsible Officer” for the purposes of this Agreement by the Board of Directors or equivalent body of such Person. For all purposes of this Agreement, the term “Responsible Officer” shall mean a Responsible Officer of the Borrower unless the context otherwise requires.
“Restricted Payment”: as defined in subsection 7.5(a).
“Restricted Payment Transaction”: any Restricted Payment permitted pursuant to subsection 7.5, any Permitted Payment, any Permitted Investment, or any transaction specifically excluded from the definition of the term “Restricted Payment” (including pursuant to the exception contained in clause (i) and the parenthetical exclusions contained in clauses (ii) and (iii) of subsection 7.5(a)).
“Restricted Subsidiary”: any Subsidiary of the Borrower other than an Unrestricted Subsidiary.
“Revolving Commitment”: as to any Lender, the aggregate of its Initial Revolving Commitments, Incremental Revolving Commitments, Extended Revolving Commitments and Specified Refinancing Revolving Commitments; collectively, as to all Lenders, the “Revolving Commitments.”
“Revolving Commitment Fee”: as defined in subsection 3.5(b).
“Revolving Commitment Percentage”: as to any Lender, the percentage of the aggregate Revolving Commitments constituted by its Revolving Commitment (or, if the Revolving Commitments have terminated or expired, the percentage which (a) the sum of (i) such Lender’s then outstanding Revolving Loans plus (ii) such Lender’s interests in the aggregate L/C Obligations and Swing Line Loans then outstanding then constitutes of (b) the sum of (i) the aggregate Revolving Loans of all the Lenders then outstanding plus (ii) the aggregate L/C Obligations and Swing Line Loans then outstanding); provided that for purposes of subsection 3.14(d) and (e), “Revolving Commitment Percentage” shall mean the percentage of the aggregate Revolving Commitments (disregarding the Revolving Commitment of any Defaulting Lender to the extent its Swing Line Exposure or L/C Obligations are reallocated to the Non-Defaulting Lenders) constituted by such Lender’s Revolving Commitment.
“Revolving Commitment Period”: the Initial Revolving Commitment Period, the “Revolving Commitment Period” in respect of any Tranche of Extended Revolving Commitments as set forth in the applicable Extension Amendment, the “Revolving Commitment Period” in respect of any

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Tranche of Incremental Revolving Commitments as set forth in the applicable Incremental Commitment Amendment or the “Revolving Commitment Period” in respect of any Tranche of Specified Refinancing Revolving Facilities as set forth in the applicable Specified Refinancing Amendment, as the context may require.
“Revolving Exposure”: at any time the aggregate principal amount at such time of all outstanding Revolving Loans. The Revolving Exposure of any Lender at any time shall equal its Revolving Commitment Percentage of the aggregate Revolving Exposure at such time.
“Revolving Lender”: any Lender having a Revolving Commitment and/or a Revolving Loan outstanding hereunder.
“Revolving Loans”: Initial Revolving Loans, Incremental Revolving Loans, Extended Revolving Loans and Specified Refinancing Revolving Loans, as the context shall require.
“Rollover Indebtedness”: Indebtedness of a Borrower or a Subsidiary Guarantor issued to any Lender in lieu of such Lender’s pro rata portion of any repayment of Term Loans made pursuant to subsection 3.4(a), (b), (c) or (d); so long as (other than in connection with a refinancing in full of the Facilities) such Indebtedness would not have a weighted average life to maturity earlier than the remaining weighted average life to maturity of the Term Loans being repaid.
“S&P”: Standard & Poor’s Rating Services, and its successors.
“Sale”: as defined in the definition of “Consolidated Coverage Ratio”.
“Sale and Leaseback Transaction”: any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of real or personal property that has been or is to be sold or transferred by the Borrower or any such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary.
“Sanctioned Person”: as defined in subsection 4.22.

“Sanctions”: as defined in subsection 4.22.

“SEC”: the Securities and Exchange Commission.

“Second Commitment”: as defined in subsection 7.4(b)(i).

“Secured Obligations”: Obligations as defined in the Guarantee and Collateral Agreement.

“Secured Parties”: as defined in the Guarantee and Collateral Agreement.

“Securities Act”: the Securities Act of 1933, as amended from time to time.
“Security Documents”: the collective reference to each Mortgage related to any Mortgaged Property (if any), the Guarantee and Collateral Agreement, any intellectual property security agreements and all other similar security documents executed in connection with the Original Credit Agreement or hereafter delivered to the Collateral Agent granting a Lien on any asset or assets of any Person to secure the obligations and liabilities of the Loan Parties hereunder and/or under any of the other Loan Documents or to secure any guarantee of any such obligations and liabilities, including any security

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documents executed and delivered or caused to be delivered to the Collateral Agent pursuant to subsection 6.9(b) or 6.9(c) of the Original Credit Agreement or this Agreement, in each case, as amended, supplemented, waived or otherwise modified from time to time.
“Senior Credit Facility”: the collective reference to this Agreement, any notes and Letters of Credit issued pursuant hereto and any guarantee and collateral agreement, patent and trademark security agreement, mortgages, letter of credit applications and other Guarantees, pledge agreements, security agreements and collateral documents, and other instruments and documents, executed and delivered pursuant to or in connection with the Original Credit Agreement or any of the foregoing, in each case as the same may be amended, supplemented, waived or otherwise modified from time to time, or refunded, refinanced, restructured, replaced, renewed, repaid, increased, decreased or extended from time to time (whether in whole or in part, whether with the original agent and lenders or other agents and lenders or otherwise, and whether provided under this Agreement or one or more other credit agreements, indentures or financing agreements or otherwise, unless such agreement, instrument or document expressly provides that it is not intended to be and is not a Senior Credit Facility hereunder). Without limiting the generality of the foregoing, the term “Senior Credit Facility” shall include any agreement (i) changing the maturity of any Indebtedness Incurred thereunder or contemplated thereby, (ii) adding Subsidiaries of the Borrower as additional borrowers or guarantors thereunder, (iii) increasing or decreasing the amount of Indebtedness Incurred thereunder or available to be borrowed thereunder or (iv) otherwise altering the terms and conditions thereof.
“Senior Credit Facility Obligations”: obligations of the Borrower and the other Loan Parties from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during (or that would accrue but for) the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations (other than obligations owing to Lender Affiliate Secured Parties (as defined in the Guarantee and Collateral Agreement)), including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations Incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower and the other Loan Parties under this Agreement and the other Loan Documents.
“Senior Notes”: the Borrower’s 6.750% Senior Notes due August 15, 2026, issued under the Senior Notes Indenture.
“Senior Notes Indenture”: the Indenture, dated as of the Original Effective Date, by and among the Borrower, the Subsidiaries of the Borrower party thereto, and Wilmington Trust, National Association, as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time.

“Separation”: the separation of (x) the business, operations and activities of the American Home Shield business of RemainCo as described in the Form 10 from (y) all other businesses, operations and activities (whether or not such businesses, operations or activities are or have been terminated, divested or discontinued) conducted by RemainCo.

“Set”: the collective reference to Term Benchmark Loans of a single Tranche, the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Term Loans shall originally have been made on the same day).

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“Settlement Service”: as defined in subsection 10.6(b).
“Single Employer Plan”: any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

“SOFR”: a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator”: the NYFRB (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website”: the NYFRB’s Website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Determination Date”: as defined in the definition of “Daily Simple SOFR”.

“SOFR Rate Day”: as defined in the definition of “Daily Simple SOFR”.

“Solicited Discount Proration”: as defined in subsection 3.4(j)(iv)(3).

“Solicited Discounted Prepayment Amount”: as defined in subsection 3.4(j)(iv)(1).
“Solicited Discounted Prepayment Notice”: an irrevocable written notice of a Borrower Solicitation of Discounted Prepayment Offers made pursuant to subsection 3.4(j)(iv) substantially in the form of Exhibit J.
“Solicited Discounted Prepayment Offer”: the irrevocable written offer by each Lender, substantially in the form of Exhibit K, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.
“Solicited Discounted Prepayment Response Date”: as defined in subsection 3.4(j)(iv)(1).
“Solvent” and “Solvency”: with respect to the Borrower and its Restricted Subsidiaries on a Consolidated basis after giving effect to the 2021 Transactions means (i) the Fair Value and Present Fair Salable Value of the assets of the Borrower and its Restricted Subsidiaries taken as a whole exceed their Stated Liabilities and Identified Contingent Liabilities; (ii) the Borrower and its Restricted Subsidiaries taken as a whole do not have Unreasonably Small Capital; and (iii) the Borrower and its Restricted Subsidiaries taken as a whole will be able to pay their Stated Liabilities and Identified Contingent Liabilities as they mature (all capitalized terms used in this definition (other than “Borrower”, “Effective Date”, “Restricted Subsidiary” and “Transactions”, which have the meanings set forth in this Agreement) shall have the meaning assigned to such terms in the form of solvency certificate attached hereto as Exhibit P).
“Special Flood Hazard Area”: an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area.
“Special Purpose Entity”: (x) any Special Purpose Subsidiary or (y) any other Person that is engaged in the business of (i) acquiring, selling, collecting, financing or refinancing

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Receivables, accounts (as defined in the Uniform Commercial Code as in effect in any jurisdiction from time to time), other accounts and receivables (including any thereof constituting or evidenced by chattel paper, instruments or general intangibles), all proceeds thereof and/or all rights (contractual and other), collateral and other assets relating thereto and/or (ii) financing or refinancing in respect of Capital Stock of any Special Purpose Subsidiary.
“Special Purpose Financing”: any financing or refinancing of assets consisting of or including Receivables, accounts (as defined in the Uniform Commercial Code as in effect in any jurisdiction from time to time), other accounts and receivables (including any thereof constituting or evidenced by chattel paper, instruments or general intangibles), all proceeds thereof and/or all rights (contractual and other), collateral and other assets relating thereto, of the Borrower or any Restricted Subsidiary that have been transferred to a Special Purpose Entity or made subject to a Lien in a Financing Disposition (including any financing or refinancing in respect of Capital Stock of a Special Purpose Subsidiary held by another Special Purpose Subsidiary).
“Special Purpose Financing Expense”: for any period, (a) the aggregate interest expense for such period on any Indebtedness of any Special Purpose Subsidiary that is a Restricted Subsidiary, which Indebtedness is not recourse to the Borrower or any Restricted Subsidiary that is not a Special Purpose Subsidiary (other than with respect to Special Purpose Financing Undertakings), and (b) Special Purpose Financing Fees.
“Special Purpose Financing Fees”: distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees paid to a Person that is not a Restricted Subsidiary in connection with, any Special Purpose Financing.
“Special Purpose Financing Undertakings”: representations, warranties, covenants, indemnities, Guarantees of performance and (subject to clause (y) of the proviso below) other agreements and undertakings entered into or provided by the Borrower or any of its Restricted Subsidiaries that the Borrower determines in good faith (which determination shall be conclusive) are customary or otherwise necessary or advisable in connection with a Special Purpose Financing or a Financing Disposition; provided that (x) it is understood that Special Purpose Financing Undertakings may consist of or include (i) reimbursement and other obligations in respect of notes, letters of credit, surety bonds and similar instruments provided for credit enhancement purposes, (ii) Hedging Obligations, or other obligations relating to Interest Rate Agreements, Currency Agreements or Commodities Agreements entered into by the Borrower or any Restricted Subsidiary, in respect of any Special Purpose Financing or Financing Disposition and/or (iii) any Guarantee in respect of customary recourse obligations (as determined in good faith by the Borrower, which determination shall be conclusive) in connection with any Special Purpose Financing or Financing Disposition, including in respect of Liabilities in the event of any involuntary case commenced with the collusion of any Special Purpose Subsidiary or any Affiliate thereof, or any voluntary case commenced by any Special Purpose Subsidiary, under any applicable bankruptcy law, and (y) subject to the preceding clause (x), any such other agreements and undertakings shall not include any Guarantee of Indebtedness of a Special Purpose Subsidiary by the Borrower or a Restricted Subsidiary that is not a Special Purpose Subsidiary.
“Special Purpose Subsidiary”: a Subsidiary of the Borrower that (a) is engaged solely in (x) the business of (i) acquiring, selling, collecting, financing or refinancing Receivables, accounts (as defined in the Uniform Commercial Code as in effect in any jurisdiction from time to time), other accounts and receivables (including any thereof constituting or evidenced by chattel paper, instruments or general intangibles), all proceeds thereof and/or all rights (contractual and other), collateral and other assets relating thereto, and/or (ii) owning or holding Capital Stock of any Special Purpose Subsidiary and/or

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engaging in any financing or refinancing in respect thereof, and (y) any business or activities incidental or related to such business, and (b) is designated as a “Special Purpose Subsidiary” by the Borrower.
“Specified Discount”: as defined in subsection 3.4(j)(ii).
“Specified Discount Prepayment Amount”: as defined in subsection 3.4(j)(ii)(1).
“Specified Discount Prepayment Notice”: an irrevocable written notice of the Borrower of Discounted Term Loan Prepayment made pursuant to subsection 3.4(j)(ii) substantially in the form of Exhibit F.
“Specified Discount Prepayment Response”: the written response by each Lender, substantially in the form of Exhibit G, to a Specified Discount Prepayment Notice.
“Specified Discount Prepayment Response Date”: as defined in subsection 3.4(j)(ii)(1).
“Specified Discount Proration”: as defined in subsection 3.4(j)(ii)(3).
“Specified Equity Contribution”: any cash equity contribution made to the Borrower in exchange for Permitted Cure Securities; provided that (a) (i) such cash equity contribution to the Borrower and (ii) the contribution of any proceeds therefrom to, and the receipt thereof by, the Borrower occur (x) after the 2021 Amendment Effective Date and (y) on or prior to the date that is ten Business Days after the date on which financial statements are required to be delivered for a fiscal quarter (or fiscal year) pursuant to subsection 6.1(a) or 6.1(b), (b) the Borrower identifies such equity contribution as a “Specified Equity Contribution” in a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent, (c) in each four fiscal quarter period, there shall exist at least two fiscal quarters in respect of which no Specified Equity Contribution shall have been made, (d) no more than five Specified Equity Contributions may be made during the term of this Agreement; and (e) the amount of any Specified Equity Contribution included in the calculation of Consolidated EBITDA hereunder shall be limited to the amount required to effect or continue compliance with subsection 7.10 hereof, whether or not the financial covenant in subsection 7.10 is required to be tested, and such amount shall be added to Consolidated EBITDA solely when calculating Consolidated EBITDA for purposes of determining compliance with subsection 7.10.
“Specified Excluded Subsidiaries”: the Excluded Subsidiaries other than any Subsidiaries that are Excluded Subsidiaries solely as a result of being Captive Insurance Subsidiaries and/or Home Warranty Subsidiaries.
“Specified Existing Tranche”: as defined in subsection 2.5(a).
“Specified Refinancing Amendment”: an amendment to this Agreement effecting the Incurrence of Specified Refinancing Facilities in accordance with subsection 2.11.
“Specified Refinancing Facilities”: as defined in subsection 2.11(a).
“Specified Refinancing Indebtedness”: Indebtedness Incurred by the Borrower pursuant to and in accordance with subsection 2.11.
“Specified Refinancing Lenders”: as defined in subsection 2.11(b).

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“Specified Refinancing Loans”: as defined in subsection 2.11(a).
“Specified Refinancing Revolving Commitment”: as to any Lender, its obligation to make Specified Refinancing Revolving Loans to, and/or participate in Swing Line Loans made to, and/or participate in Letters of Credit issued on behalf of, the Borrower.
“Specified Refinancing Revolving Facilities”: as defined in subsection 2.11(a).
“Specified Refinancing Revolving Loans”: as defined in subsection 2.11(a).
“Specified Refinancing Term Loan Facilities”: as defined in subsection 2.11(a).
“Specified Refinancing Term Loans”: as defined in subsection 2.11(a).
“Specified Refinancing Tranche”: Specified Refinancing Facilities with the same terms and conditions made on the same day and any Supplemental Term Loan or Supplemental Revolving Commitments and Loans in respect thereof, as applicable, added to such Tranche pursuant to subsection 2.9.
“Spin-Off”: the distribution by RemainCo, on a pro rata basis, of at least 80.1% of the outstanding shares of common stock of the Borrower to the holders of common shares of RemainCo on the Spin-Off Record Date.

“Spin-Off Documents”: collectively, the separation agreement, the transition services agreement, the tax matters agreement, the employee matters agreement, the stockholder and registration rights agreement (in each case, as described in the Form 10) and any ancillary agreements, including any sublease agreements, together with any other agreements, instruments or other documents entered into in connection with any of the foregoing.

“Spin-Off Effective Time”: 11:59 P.M., New York City time, on the date of the Spin-Off.

“Spin-Off Record Date”: the close of business on the date to be determined by the Board of Directors of RemainCo as the record date for determining holders of shares of common stock of RemainCo entitled to receive shares of common stock of the Borrower pursuant to the Spin-Off.

“Standby Letter of Credit”: as defined in subsection 2.7(a).
“Stated Maturity”: with respect to any Indebtedness, the date specified in such Indebtedness as the fixed date on which the payment of principal of such Indebtedness is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the purchase or repayment of such Indebtedness at the option of the holder thereof upon the happening of any contingency).

“Submitted Amount”: as defined in subsection 3.4(j)(iii)(1).

“Submitted Discount”: as defined in subsection 3.4(j)(iii)(1).
“Subordinated Obligations”: any Indebtedness of the Borrower or any Restricted Subsidiary (whether outstanding on the Original Effective Date or thereafter Incurred) that is expressly subordinated in right of payment to any Secured Obligations (or any portion thereof) pursuant to a written agreement.

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“subsection 2.5 Additional Amendment”: as defined in subsection 2.5(c).
“Subsidiary”: of any Person means any corporation, association, partnership, or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other equity interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly by (i) such Person or (ii) one or more Subsidiaries of such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Borrower”: any Domestic Subsidiary that is listed as a Subsidiary Borrower on Schedule C, as such schedule may be amended from time to time pursuant to subsection 10.1(h) (including, without limitation, the delivery of the documents required by subsection 10.1(h)), other than any Subsidiary that has ceased to be a Subsidiary Borrower pursuant to subsection 10.1(h); provided that, with respect to each such listed Domestic Subsidiary, its status as a Subsidiary Borrower hereunder shall not be effective until (a) such Domestic Subsidiary shall have executed and delivered a Joinder Agreement pursuant to which such Domestic Subsidiary shall for all purposes of this Agreement be a party to and a Subsidiary Borrower under this Agreement and the other Loan Documents and (b) such Domestic Subsidiary shall have entered into security documents securing such Domestic Subsidiary’s monetary obligations as a Subsidiary Borrower and the Subsidiaries of such Domestic Subsidiary (other than any such Subsidiaries which are Excluded Subsidiaries) shall have entered into guarantee documents guaranteeing, and security documents securing, such Domestic Subsidiary’s monetary obligations as a Subsidiary Borrower, in each case in form and substance reasonably satisfactory to the Administrative Agent.

“Subsidiary Borrower Termination”: a Subsidiary Borrower Termination substantially in the form of Exhibit M-2.

“Subsidiary Guarantee”: the Guarantee of the Secured Obligations of the Borrower under the Loan Documents provided pursuant to the Guarantee and Collateral Agreement.
“Subsidiary Guarantor”: (x) each Domestic Subsidiary (other than any Excluded Subsidiary) of the Borrower which executes and delivers a Subsidiary Guarantee pursuant to subsection 6.9 or otherwise, in each case, unless and until such time as the respective Subsidiary Guarantor (a) ceases to constitute a Domestic Subsidiary of the Borrower in accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this Agreement or (c) is released from all of its obligations under the Subsidiary Guarantee in accordance with terms and provisions thereof and (y) each other Subsidiary of the Borrower which the Borrower causes to execute and deliver a Subsidiary Guarantee pursuant to the last sentence of subsection 6.9(b) or otherwise, in each case, unless and until such time as the respective Subsidiary Guarantor (a) ceases to constitute a Subsidiary of the Borrower, in accordance with the terms and provisions hereof, (b) is designated an Unrestricted Subsidiary pursuant to the terms of this Agreement or (c) is released from all of its obligations under the Subsidiary Guarantee in accordance with terms and provisions thereof. As of the 2021 Amendment Effective Date, American Home Shield Corporation, a Delaware corporation, and Home Security of America Inc., a Wisconsin corporation, shall be Subsidiary Guarantors.
“Successor Company”: as defined in subsection 7.3(a)(i).
“Supplemental Revolving Commitments”: as defined in subsection 2.9(a).

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“Supplemental Term Loan Commitments”: as defined in subsection 2.9(a).
“Supplemental Term Loans”: Term Loans made in respect of Supplemental Term Loan Commitments.

“Supported QFC” has the meaning assigned to it in subsection 10.22.

“Swing Line Commitment”: the Swing Line Lender’s obligation to make Swing Line Loans pursuant to subsection 2.8.
“Swing Line Exposure”: at any time the aggregate principal amount at such time of all outstanding Swing Line Loans. The Swing Line Exposure of any Revolving Lender at any time shall equal its Revolving Commitment Percentage of the aggregate Swing Line Exposure at such time.

“Swing Line Lender”: JPMorgan Chase Bank, N.A. (or any of its designated branch offices or affiliates), in its capacity as provider of the Swing Line Loans.

“Swing Line Loan”: as defined in subsection 2.8(a).

“Swing Line Loan Participation Certificate”: a certificate substantially in the form of Exhibit N.
“Taxes”: any and all present or future income, stamp or other taxes, levies, imposts, duties, fees, deductions or withholdings (including backup withholding), assessments, fees or other charges, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Temporary Cash Investments”: any of the following: (i) any investment in (x) direct obligations of the United States of America, Canada, a member state of the European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Borrower or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any thereof or obligations Guaranteed by the United States of America or a member state of the European Union or any country in whose currency funds are being held pending their application in the making of an investment or capital expenditure by the Borrower or a Restricted Subsidiary in that country or with such funds, or any agency or instrumentality of any of the foregoing, or obligations Guaranteed by any of the foregoing or (y) direct obligations of any foreign country recognized by the United States of America rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (ii) overnight bank deposits, and investments in time deposit accounts, certificates of deposit, bankers’ acceptances and money market deposits (or, with respect to foreign banks, similar instruments) maturing not more than one year after the date of acquisition thereof issued by (x) any bank or other institutional lender under a Credit Facility or any affiliate thereof or (y) a bank or trust company that is organized under the laws of the United States of America, any state thereof or any foreign country recognized by the United States of America having capital and surplus aggregating in excess of $250.0 million (or the foreign currency equivalent thereof) and whose long term debt is rated at least “A” by S&P or “A-1” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization) at the time such Investment is made, (iii) repurchase obligations for underlying securities or instruments of the types described in clause (i) or (ii) above entered into with a bank meeting the qualifications described in clause (ii) above, (iv) Investments in commercial paper,

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maturing not more than 24 months after the date of acquisition, issued by a Person (other than that of the Borrower or any of its Subsidiaries), with a rating at the time as of which any Investment therein is made of “P-2” (or higher) according to Moody’s or “A-2” (or higher) according to S&P (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (v) Investments in securities maturing not more than 24 months after the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated at least “BBB-” by S&P or “Baa3” by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (vi) Indebtedness or Preferred Stock (other than of the Borrower or any of its Subsidiaries) having a rating of “A” or higher by S&P or “A2” or higher by Moody’s (or, in either case, the equivalent of such rating by such organization or, if no rating of S&P or Moody’s then exists, the equivalent of such rating by any nationally recognized rating organization), (vii) investment funds investing 95% of their assets in securities of the type described in clauses (i) - (vi) above (which funds may also hold reasonable amounts of cash pending investment and/or distribution), (viii) any money market deposit accounts issued or offered by a domestic commercial bank or a commercial bank organized and located in a country recognized by the United States of America, in each case, having capital and surplus in excess of $250.0 million (or the foreign currency equivalent thereof), or investments in money market funds subject to the risk limiting conditions of Rule 2a-7 (or any successor rule) of the SEC under the Investment Company Act and (ix) similar investments approved by the Board of Directors in the ordinary course of business.
“Term A Loan Percentage”: as to any Initial Term A Loan Lender at any time, the percentage which (a) such Lender’s Initial Term A Loans then outstanding constitutes of (b) the sum of all of the Initial Term A Loans then outstanding.
“Term A Loan/Revolving Commitment Percentage”: as to any Lender at any time, the percentage which (a) the sum of (i) such Lender’s Revolving Commitment then outstanding (or, if the Revolving Commitments have terminated or expired, the sum of (x) such Lender’s then outstanding Revolving Loans plus (y) such Lender’s interests in the aggregate L/C Obligations and Swing Line Loans then outstanding) and (ii) such Lender’s then outstanding Initial Term A Loans (if any) constitutes of (b) the sum of (i) the Revolving Commitments of all Lenders then outstanding (or, if the Revolving Commitments have terminated or expired, the sum of (x) the aggregate Revolving Loans of all the Lenders then outstanding plus (y) the aggregate L/C Obligations and Swing Line Loans of all Lenders then outstanding) and (ii) the aggregate outstanding Initial Term A Loans of all Lenders then outstanding.
“Term Benchmark”: when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Adjusted Term SOFR (other than pursuant to clause (c) of the definition of “ABR”).
“Term Loan”: each Initial Term Loan, Incremental Term Loan, Extended Term Loan or Specified Refinancing Term Loan, as the context shall require.
“Term Loan Commitment”: as to any Lender, the aggregate of its Initial Term A Loan Commitments, Initial Term B Loan Commitments, Incremental Term Loan Commitments and Supplemental Term Loan Commitments; collectively as to all Lenders the “Term Loan Commitments.”
“Term Loan Lender”: any Lender having a Term Loan Commitment hereunder and/or a Term Loan outstanding hereunder; and all such Lenders, collectively, the “Term Loan Lenders”.

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“Term Loan Percentage”: as to any Term Loan Lender at any time, the percentage which (a) such Lender’s Term Loans then outstanding constitutes of (b) the sum of all of the Term Loans then outstanding.
“Term SOFR”: with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator.

~~“Term SOFR Adjustment”: (a) with respect to Initial Term B Loans, the percentage as set forth below for the applicable Interest Period and (b) with respect to Initial Term A Loans and Initial Revolving Loans, 0.10%.~~

~~Interest Period~~	~~Percentage~~
~~One month~~	~~0.11448%~~
~~Three months~~	~~0.26161%~~
~~Six months~~	~~0.42826%~~

“Term SOFR Determination Day”: as defined in the definition of Term SOFR Reference Rate.

“Term SOFR Reference Rate”: for any day and time (such day, the “Term SOFR Determination Day”), with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the rate per annum published by the CME Term SOFR Administrator and identified by the Administrative Agent as the forward-looking term rate based on SOFR. If by ~~5:00 pm (~~5:00 p.m., New York City time~~)~~, on such Term SOFR Determination Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the CME Term SOFR Administrator and a Benchmark Replacement Date with respect to Term SOFR has not occurred, then, so long as such day is otherwise a U.S. Government Securities Business Day, the Term SOFR Reference Rate for such Term SOFR Determination Day will be the Term SOFR Reference Rate as published in respect of the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate was published by the CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities Business Day is not more than five (5) U.S. Government Securities Business Days prior to such Term SOFR Determination Day.

“Total Credit Percentage”: as to any Lender at any time, the percentage which (a) the sum of (i) such Lender’s Revolving Commitment then outstanding (or, if the Revolving Commitments have terminated or expired, the sum of (x) such Lender’s then outstanding Revolving Loans plus (y) such Lender’s interests in the aggregate L/C Obligations and Swing Line Loans then outstanding) and (ii) such Lender’s then outstanding Term Loans (if any) and such Lender’s unused Term Loan Commitments (if any) then outstanding constitutes of (b) the sum of (i) the Revolving Commitments of all Lenders then outstanding (or, if the Revolving Commitments have terminated or expired, the sum of (x) the aggregate Revolving Loans of all the Lenders then outstanding plus (y) the aggregate L/C Obligations and Swing Line Loans of all Lenders then outstanding) and (ii) the aggregate outstanding Term Loans (if any) of all Lenders then outstanding and aggregate unused Term Loan Commitments of all Lenders (if any) then outstanding.
“Total Liquidity”: at any time, the sum of (a) the aggregate amount available to be borrowed by any Loan Party under this Agreement and any other revolving credit facility plus (b) the Unrestricted Cash of the Borrower and its Restricted Subsidiaries.

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“Trade Payables”: with respect to any Person, any accounts payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services.
“Tranche”: (i) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Initial Term A Loans or Initial Term A Loan Commitments, (2) Initial Term B Loans or Initial Term B Loan Commitments, (3) Incremental Loans or Incremental Term Loan Commitments with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to subsection 2.9, (4) Extended Term Loans (of the same Extension Series) or (5) Specified Refinancing Term Loan Facilities with the same terms and conditions made on the same day and any Supplemental Term Loans added to such Tranche pursuant to subsection 2.9 and (ii) with respect to Revolving Loans or commitments, refers to whether such Revolving Loans or commitments are (1) Initial Revolving Commitments or Initial Revolving Loans, (2) Incremental Revolving Commitments or Incremental Revolving Loans with the same terms and conditions made on the same day and any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to subsection 2.9, (3) Extended Revolving Loans or Extended Revolving Commitments (of the same Extension Series) or (4) Specified Refinancing Revolving Facilities with the same terms and conditions made on the same day any Supplemental Revolving Commitments and Loans in respect thereof added to such Tranche pursuant to subsection 2.9.
“Transferee”: any Participant or Assignee.
“Treasury Capital Stock”: as defined in subsection 7.5(b)(i).
“Type”: the type of Loan determined based on the interest option applicable thereto, with there being two Types of Loans hereunder, namely ABR Loans and Term Benchmark Loans.
“UCC”: the Uniform Commercial Code as in effect in the State of New York from time to time.

“UK Financial Institutions”: any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority”: the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement”: the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Underfunding”: the excess of the present value of all accrued benefits under a Plan (based on those assumptions used to fund such Plan), determined as of the most recent annual valuation date, over the value of the assets of such Plan allocable to such accrued benefits.
“Uniform Customs”: the Uniform Customs and Practice for Documentary Credits 2007 Revision, International Chamber of Commerce Publication No. 600, as the same may be amended from time to time.

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“Unrestricted Cash”: at any date of determination, the aggregate amount of cash, Cash Equivalents and Temporary Cash Investments included in the cash accounts that would be listed on the consolidated balance sheet of the Borrower prepared in accordance with GAAP as of the end of the most recent four consecutive fiscal quarters ending prior to the date of such determination for which consolidated financial statements of the Borrower are available to the extent such cash, Cash Equivalent or Temporary Cash Investment, as applicable, is not classified as “restricted” for financial statement purposes (it being understood that cash, Cash Equivalents and Temporary Cash Investments that are restricted for regulatory purposes shall be deemed to be “restricted” for financial statement purposes) (unless so classified solely because of any provision under the Loan Documents or any other agreement or instrument governing other Indebtedness that is subject to the Intercreditor Agreement governing the application thereof or because they are subject to a Lien securing the Senior Credit Facility Obligations or other Indebtedness that is subject to the Intercreditor Agreement).
“Unrestricted Subsidiary”: (i) any Subsidiary of the Borrower that at the time of determination is an Unrestricted Subsidiary, as designated by the Board of Directors in the manner provided below, and (ii) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors may designate any Subsidiary of the Borrower (including any newly acquired or newly formed Subsidiary of the Borrower) (other than a Subsidiary Borrower) to be an Unrestricted Subsidiary unless such Subsidiary or any of its Subsidiaries owns any Capital Stock or Indebtedness of, or owns or holds any Lien on any property of, the Borrower or any Restricted Subsidiary of the Borrower that is not a Subsidiary of the Subsidiary to be so designated; provided that (A) such designation was made at or prior to the Original Effective Date, or (B) the Subsidiary to be so designated has total consolidated assets of $1,000 or less or (C) if such Subsidiary has consolidated assets greater than $1,000, then such designation would be permitted under subsection 7.5. The Board of Directors may designate any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that immediately after giving effect to such designation (x) the Borrower could Incur at least $1.00 of additional Indebtedness under subsection 7.1(a) or (y) the Consolidated Coverage Ratio would be no less than it was immediately prior to giving effect to such designation or (z) such Subsidiary shall be a Special Purpose Subsidiary with no Indebtedness outstanding other than Indebtedness that can be Incurred (and upon such designation shall be deemed to be Incurred and outstanding) pursuant to subsection 7.1(b). Any such designation by the Board of Directors shall be evidenced to the Administrative Agent by promptly delivering to the Administrative Agent a copy of the resolution of the Board of Directors giving effect to such designation and a certificate signed by a Responsible Officer of the Borrower certifying that such designation complied with the foregoing provisions. Notwithstanding anything to the contrary herein, each Subsidiary of the Borrower listed on Schedule D hereto shall be an Unrestricted Subsidiary as of the 2021 Amendment Effective Date.
“U.S. Government Securities Business Day”: any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“U.S. Special Resolution Regimes”: as defined in subsection 10.22.

“U.S. Tax Compliance Certificate”: as defined in subsection 3.11(b).
“Voting Stock”: of an entity means all classes of Capital Stock of such entity then outstanding and normally entitled to vote in the election of directors or all interests in such entity with the ability to control the management or actions of such entity.

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“Wholly Owned Subsidiary”: as to any Person, means any Subsidiary of such Person of which such Person owns, directly or indirectly through one or more Wholly Owned Subsidiaries, all of the Capital Stock of such Subsidiary other than directors qualifying shares or nominee or other similar shares required pursuant to applicable law.
“Write-Down and Conversion Powers”: (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

1.2 Other Definitional Provisions.

(a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Notes, any other Loan Document or any certificate or other document made or delivered pursuant hereto.

(b) As used herein and in any Notes and any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” if not expressly followed by such phrase or the phrase “but not limited to.”

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires: (i) “or” is not exclusive and (ii) references to sections of, or rules under, the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the SEC from time to time.

(f) Any financial ratios required to be maintained pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (rounding-up any financial ratio ending in a 5).

(g) In connection with any action being taken in connection with a Limited Condition Transaction (other than a Borrowing of Revolving Loans or Swing Line Loans or an issuance of a Letter of Credit), for purposes of determining compliance with any provision of this Agreement which requires that

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no Default or Event of Default, as applicable, has occurred, is continuing or would result from any such action, as applicable, such condition shall be deemed satisfied, so long as no Default or Event of Default, as applicable, exists on the date the definitive agreement for such Limited Condition Transaction is entered into or irrevocable notice of redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given. For the avoidance of doubt, if the Borrower has exercised its option under the first sentence of this clause (g), and any Default or Event of Default, as applicable, occurs following the date the definitive agreement for the applicable Limited Condition Transaction is entered into or irrevocable notice of redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given and prior to the consummation of such Limited Condition Transaction, any such Default or Event of Default, as applicable, shall be deemed to not have occurred or be continuing for purposes of determining whether any action being taken in connection with such Limited Condition Transaction is permitted hereunder.

(h) In connection with any action being taken in connection with a Limited Condition Transaction, for purposes of:

(i) determining compliance with any provision of this Agreement which requires the calculation of the Consolidated Coverage Ratio, the Consolidated Net Secured Leverage Ratio, the Consolidated First Lien Leverage Ratio or the Consolidated Net Leverage Ratio; or

(ii) testing baskets set forth in this Agreement (including baskets measured as a percentage of Consolidated EBITDA);

in each case, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), the date of determination of whether any such action is permitted hereunder, shall be deemed to be the date the definitive agreement for such Limited Condition Transaction is entered into or irrevocable notice of redemption, purchase, repurchase, defeasance, satisfaction and discharge or repayment of Indebtedness, Disqualified Stock or Preferred Stock is given, as applicable (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any Incurrence or Discharge of Indebtedness and the use of proceeds of such Incurrence) as if they had occurred at the beginning of the most recent four consecutive fiscal quarters ending prior to the LCT Test Date for which consolidated financial statements of the Borrower are available, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratio, basket or amount, such ratio, basket or amount shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower has made an LCT Election and any of the ratios, baskets or amounts for which compliance was determined or tested as of the LCT Test Date are exceeded (or if any Consolidated Coverage Ratio test is not satisfied) as a result of fluctuations in any such ratio, basket or amount, including due to fluctuations in Consolidated EBITDA of the Borrower or the Person subject to such Limited Condition Transaction or any applicable currency exchange rate, at or prior to the consummation of the relevant transaction or action, such baskets, ratios or amounts will not be deemed to have been exceeded (or, in the case of any Consolidated Coverage Ratio test, will not be deemed to have not been satisfied) as a result of such fluctuations. If the Borrower has made an LCT Election for any Limited Condition Transaction, then in connection with any subsequent calculation of any ratio, basket or amount (other than the testing of any ratio for purposes of calculating the ECF Percentage or for purposes of subsection 6.2(b), 7.4(b) or 7.10) on or following

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the relevant LCT Test Date and prior to the earlier of the date on which such Limited Condition Transaction is consummated or the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio, basket or amount shall be calculated on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any Incurrence or Discharge of Indebtedness and the use of proceeds thereof) have been consummated.

(i) In calculating the Consolidated First Lien Leverage Ratio, the Consolidated Net Secured Leverage Ratio or the Consolidated Net Leverage Ratio for purposes of incurring any Indebtedness, the proceeds of such Indebtedness shall not be included in the calculation of Unrestricted Cash.

(j) For purposes of the definitions of “Temporary Cash Investments”, “Cash Equivalents” and “Investment Grade Rating,” rating identifiers, watches and outlooks will be disregarded in determining whether any obligations satisfy the rating requirement therein.

(k) Notwithstanding anything to the contrary set forth in this Agreement or any other Loan Document, no provision of this Agreement or any Loan Document shall prevent the consummation of any of the 2021 Transactions, nor shall the 2021 Transactions give rise to any default or constitute a utilization of any basket or ratio under the Credit Agreement or any Loan Document. In addition, in connection with the calculation of any ratio or basket under this Agreement or any Loan Document, pro forma effect shall be given to the consummation of the Transaction on any date of determination.

(l) Each of the representations and warranties made by or with respect to ~~Holdings,~~ the Borrower and each applicable Subsidiary contained in the Loan Documents (and all corresponding definitions) are made after giving pro forma effect to the 2021 Transactions, unless the context otherwise requires.

1.3 Interest Rates; Benchmark Notification. The interest rate on a Loan may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, subsection 3.7(b) provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

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1.4 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its ~~E~~equity ~~I~~interests at such time.

1.5 Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, in connection with any extension, replacement, renewal or refinancing of any Tranche of Loans hereunder, any Lender may, with the consent of the Borrower, elect to accept any other Indebtedness permitted by the terms of this Agreement in lieu of all or any part of such Lender’s applicable share of any payment hereunder with respect to such Loans, it being agreed that (a) such acceptance shall not be subject to any requirement hereunder or under any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in like funds”, “in cash” or any other similar requirement and (b) notice of such acceptance shall be provided to the Administrative Agent and, if such other Indebtedness is in the form of Loans, the mechanics of the cashless settlement thereof shall be reasonably acceptable to the Administrative Agent.

SECTION 2 AMOUNT AND TERMS OF COMMITMENTS.

2.1 Loans

(a) Term Loans Generally.

(i) Pursuant to the ~~2021~~2024 Amendment, the Borrower shall incur, on the ~~2021~~2024 Amendment Effective Date, (A) ~~one or more “term A” term loans (each, an “Initial~~2024 Amendment Refinancing Term A Loans~~”)~~  in an aggregate principal amount ~~not to exceed the amount set forth opposite such Lender’s name in Schedule A-1 hereto under the heading “Initial Term A Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof and (B) one or more “tranche B” term loans (each, an “~~set forth therein and (B) 2024 Amendment Refinancing Initial Term B Loans~~”)~~  in an aggregate principal amount ~~not to exceed the amount set forth opposite such Lender’s name in Schedule A-2 hereto under the heading “Initial Term B Loan Commitment”, as such amount may be adjusted or reduced pursuant to the terms hereof~~set forth therein.

(ii) ~~The Initial Term A Loans and the Initial Term B Loans, except as hereinafter provided, shall, at the option of the Borrower, be Incurred and maintained as, and/or converted into, ABR Loans or Term Benchmark Loans~~Pursuant to the 2024 Amendment, the Borrower shall incur, on the 2-10 Acquisition Incremental Funding Date, (A) 2-10 Acquisition Incremental Term A Loans in an aggregate principal amount set forth therein and (B) 2-10 Acquisition Incremental Term B Loans in an aggregate principal amount set forth therein.

Once repaid, the Initial Term A Loans and the Initial Term B Loans Incurred hereunder may not be reborrowed. On the ~~2021~~2024 Amendment Effective Date, (i) after giving effect to the Incurrence of the ~~Initial~~2024 Amendment Refinancing Term A Loans on such date, the ~~Initial~~2024 Amendment Refinancing Term A Loan Commitments of the applicable Lenders shall terminate and (ii) after giving effect to the Incurrence of the ~~Initial~~2024 Amendment Refinancing Term B Loans, on such date, the ~~Initial~~2024 Amendment Refinancing Term B Loan Commitments of the applicable Lenders shall terminate. On the 2-10 Acquisition Incremental Funding Date, (A) after giving effect to the Incurrence of the 2-10

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Acquisition Incremental Term A Loans on such date, the 2-10 Acquisition Incremental Term A Loan Commitments of the applicable Lenders shall terminate and (B) after giving effect to the Incurrence of the 2-10 Acquisition Incremental Term B Loans on such date, the 2-10 Acquisition Incremental Term B Loan Commitments of the applicable Lenders shall terminate. For the avoidance of doubt, on and after the 2024 Amendment Effective Date, (1) the 2024 Amendment Refinancing Term A Loans and the 2-10 Acquisition Incremental Term A Loans will be a single tranche (including for U.S. federal income tax purposes), and shall constitute Initial Term A Loans hereunder and (2) the 2024 Amendment Refinancing Term B loans and the 2-10 Acquisition Incremental Term B loans will be a single tranche (including for U.S. federal income tax purposes), and shall constitute Initial Term B Loans hereunder, in each case for U.S. federal income tax purposes.

(b) Revolving Commitments.

(i) Subject to the terms and conditions hereof, each Lender holding an Initial Revolving Commitment severally agrees to make revolving credit loans (together, the “Initial Revolving Loans”) to the Borrower from time to time during the Initial Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender’s Revolving Commitment Percentage of the sum of the then outstanding L/C Obligations and the then outstanding Swing Line Loans, does not exceed the amount of such Lender’s Revolving Commitment then in effect. During the Initial Revolving Commitment Period, the Borrower may use the Initial Revolving Commitments by borrowing, prepaying the Initial Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

(ii) The Revolving Loans shall be made in Dollars and, subject to subsection 3.7, may from time to time be (i) Term Benchmark Loans, (ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with subsections 2.2 and 3.2; provided that no Revolving Loan shall be made as a Term Benchmark Loan after the day that is one month prior to the applicable Maturity Date therefor.

2.2 Notes.

(a) The Borrower agrees that, upon the request to the Administrative Agent by any Lender made on or prior to the 2021 Amendment Effective Date or in connection with any assignment pursuant to subsection 10.6(b), in order to evidence such Lender’s Loan, the Borrower will execute and deliver to such Lender a promissory note substantially in the form of Exhibit A-1, A-2 or A-3, as applicable (each, as amended, supplemented, replaced or otherwise modified from time to time, a “Note”), with appropriate insertions therein as to payee, date and principal amount, payable to such Lender and in a principal amount equal to the unpaid principal amount of the applicable Loans made (or acquired by assignment pursuant to subsection 10.6(b)) by such Lender to the Borrower. Each Note shall be payable as provided in subsection 2.2(b) (in the case of Initial Term Loans) or be stated to mature on the applicable Maturity Date (in the case of Revolving Loans) and provide for the payment of interest in accordance with subsection 3.1.

(b) The aggregate Initial Term A Loans of all Lenders shall be payable in consecutive quarterly installments ~~beginning September 30, 2021 up to and including~~on the last day of each March, June, September and December of each year, beginning on March 31, 2025, in an amount equal to 1.25% of the aggregate initial principal amount of the Initial Term A Loans ~~Maturity Date (subject to reduction as provided in subsection 3.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below~~on the 2024 Amendment Effective Date (together

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with all accrued interest thereon) ~~opposite the applicable installment dates (or, if less, the aggregate amount of such~~ , subject to reduction as provided in subsection 3.4. On the Initial Term A Loan Maturity Date, the Borrower shall repay in full the outstanding aggregate principal amount of the Initial Term A Loans ~~then outstanding):~~.

~~Date~~	~~Amount~~
~~Each March 31, June 30, September 30 and December 31 ending prior to the Initial Term A Loan Maturity Date~~	~~1.25% of the aggregate initial principal amount of the Initial Term A Loans on the 2021 Amendment Effective Date~~
~~Initial Term A Loan Maturity Date~~	~~All unpaid aggregate principal amounts of any outstanding Initial Term A Loans~~

(c) The aggregate Initial Term B Loans of all Lenders shall be payable in consecutive quarterly installments ~~beginning September 30, 2021 up to and including~~on the last day of each March, June, September and December of each year, beginning on March 31, 2025, in an amount equal to 0.25% of the aggregate initial principal amount of the Initial Term B Loans ~~Maturity Date (subject to reduction as provided in subsection 3.4), on the dates and in the principal amounts, subject to adjustment as set forth below, equal to the respective amounts set forth below~~on the 2024 Amendment Effective Date (together with all accrued interest thereon) ~~opposite the applicable installment dates (or, if less, the aggregate amount of such~~ , subject to reduction as provided in subsection 3.4. On the Initial Term B Loan Maturity Date, the Borrower shall repay in full the outstanding aggregate principal amount of the Initial Term B Loans ~~then outstanding):~~.

~~Date~~	~~Amount~~
~~Each March 31, June 30, September 30 and December 31 ending prior to the Initial Term B Loan Maturity Date~~	~~0.25% of the aggregate initial principal amount of the Initial Term B Loans on the 2021 Amendment Effective Date~~
~~Initial Term B Loan Maturity Date~~	~~All unpaid aggregate principal amounts of any outstanding Initial Term B Loans~~

2.3 Procedure for Borrowing.

(a) The Borrower shall give the Administrative Agent notice specifying the amount of the Initial Term A Loans and Initial Term B Loans to be borrowed and the proposed Borrowing Date by submitting a Borrowing Request signed by a Responsible Officer of the Borrower (which notice must have been received by the Administrative Agent prior to ~~9:30 A.M~~11:00 A.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion)~~, and shall be irrevocable after the deemed funding) on the 2021~~) one Business Day prior to the 2024 Amendment Effective Date; provided that, if such Borrowing Request is submitted through an Approved Borrower Portal, the foregoing signature requirement may be waived at the sole discretion of the Administrative Agent. Upon receipt of such notice the Administrative Agent shall promptly notify the Lenders of each applicable Tranche thereof.

(b) (i)The Borrower may borrow under the Revolving Commitments during the applicable Revolving Commitment Period on any Business Day; provided that the Borrower (on behalf of any Borrower) shall give the Administrative Agent irrevocable notice by submitting a Borrowing Request (which notice must be received by the Administrative Agent prior to (a) 9:30 A.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion), if the

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requested Borrowing Date is the ~~2021~~2024 Amendment Effective Date, (b) 3:00 P.M., New York City time, at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the requested Borrowing Date (if such Borrowing Date is not the ~~2021~~2024 Amendment Effective Date), if all or any part of the requested Revolving Loans are to be initially Term Benchmark Loans made in Dollars or (c) 12:30 P.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion), on the requested Borrowing Date (if such Borrowing Date is not the ~~2021~~2024 Amendment Effective Date), for ABR Loans), in each case specifying (i) the identity of the Borrower, (ii) the amount to be borrowed, (iii) the requested Borrowing Date, (iv) whether the Borrowing is to be of Term Benchmark Loans, ABR Loans or a combination thereof and (v) if the Borrowing is to be entirely or partly of Term Benchmark Loans, the respective amounts of each such Type of Loan, the respective lengths of the initial Interest Periods therefor.

(ii) Each Borrowing under the Revolving Commitments shall be in an amount equal to (x) in the case of ABR Loans, except any ABR Loan to be used solely to pay a like amount of outstanding Reimbursement Obligations or Swing Line Loans, $2.0 million or a whole multiple of $1.0 million in excess thereof (or, if the then Available Revolving Commitments are (A) less than $2.0 million, $1.0 million or a whole multiple thereof or (B) less than $1.0 million, such lesser amount) and (y) in the case of Term Benchmark Loans, $5.0 million or a whole multiple of $1.0 million in excess thereof. Upon receipt of any such notice from a Borrower, the Administrative Agent shall promptly notify each Lender thereof at such Lender’s applicable office set forth in such Lender’s administrative questionnaire or such other address as such Lender may from time to time notify the Administrative Agent and the Borrower. Subject to the satisfaction of the conditions precedent specified in subsection 5.2, each Lender shall make the amount of its pro rata share of each Borrowing of Revolving Loans available to the Administrative Agent for the account of the Borrower identified in such notice at the Administrative Agent Office prior to 2:30 P.M. (or, if the time period for the Borrower’s delivery of notice was extended, such later time as agreed to by the Borrower and the Administrative Agent in its reasonable discretion, but in no event less than two hours following notice) (or, if the time period for the Borrower’s delivery of notice was extended, such later time as agreed to by the Borrower and the Administrative Agent in its reasonable discretion, but in no event less than one hour following notice), New York City time, or at such other time as to which the Administrative Agent shall notify such Lender and such Borrower reasonably in advance of the Borrowing Date with respect thereto, on the Borrowing Date requested by the Borrower in Dollars and in funds immediately available to the Administrative Agent. Such Borrowing will then be made available to the applicable Borrower identified in such notice by the Administrative Agent crediting the account of such Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent.

2.4 Repayment of Loans; Record of Loans.

(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent in Dollars for the account of: (i) each Lender the then unpaid principal amount of each Initial Term A Loan of such Lender made to the Borrower, on the Initial Term A Loan Maturity Date (or such earlier date on which the Initial Term A Loans become due and payable pursuant to Section 8), (ii) each Lender the then unpaid principal amount of each Initial Term B Loan of such Lender made to the Borrower, on the Initial Term B Loan Maturity Date (or such earlier date on which the Initial Term B Loans become due and payable pursuant to Section 8), (iii) each Lender the then unpaid principal amount of each Initial Revolving Loan of such Lender made to the Borrower, on the Initial Revolving Maturity Date (or such earlier date on which the Initial Revolving Loans become due and payable pursuant to Section 8) and (iv) the Swing Line Lender, the then unpaid principal amount of the Swing Line Loans made to the Borrower, on the Initial Revolving

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Maturity Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 8). The Borrower hereby further agrees to pay interest on the unpaid principal amount of such Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 3.1.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c) The Administrative Agent shall maintain the Register pursuant to subsection 10.6(b), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder, whether such Loan is a Term Loan or a Revolving Loan, the Tranche thereof, the Type thereof and each Interest Period, if any, applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each applicable Lender’s share thereof.

(d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.4(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Term Loans made to the Borrower by such Lender in accordance with the terms of this Agreement and if there is any inconsistency between the Register and the accounts of each Lender maintained pursuant to Section 2.4(b), the Register shall control absent manifest error.

2.5 Extension Amendments.

(a) The Borrower may at any time and from time to time request that all or a portion of the (i) Term Loans of one or more Tranches (including any Extended Term Loans) existing at the time of such request (each, an “Existing Term Tranche”, and the Term Loans of such Tranche, the “Existing Term Loans”), (ii) Revolving Commitments of one or more Tranches (including any Extended Revolving Commitments) existing at the time of such request (each, an “Existing Revolving Tranche” and together with the Existing Term Tranches, each an “Existing Tranche”, and the Revolving Commitments of such Existing Revolving Tranche, the “Existing Revolving Commitments”, and together with the Existing Term Loans, the “Existing Loans”), in each case, be converted to extend the scheduled maturity date(s) of any payment of principal or scheduled termination date(s) of any commitments, as applicable, with respect to all or a portion of any principal or committed amount of any Existing Tranche (any such Existing Tranche which has been so extended, an “Extended Term Tranche” or “Extended Revolving Tranche”, as applicable, and each an “Extended Tranche”, and the Term Loans or Revolving Commitments, as applicable, of such Extended Tranches, the “Extended Term Loans” or “Extended Revolving Commitments”, as applicable, and any Revolving Loans made pursuant to Extended Revolving Commitments, “Extended Revolving Loans”, and together with Extended Term Loans, the “Extended Loans”) and to provide for other terms consistent with this subsection 2.5; provided that (i) any such request shall be made by the Borrower to all Lenders with Term Loans or Revolving Commitments, as applicable, with a like maturity date (whether under one or more Tranches) on a pro rata basis (based on the aggregate outstanding principal amount of the applicable Term Loans or on the aggregate amount of applicable Revolving Commitments), and (ii) any applicable Minimum Extension Condition shall be satisfied unless waived by the Borrower. Subject to the provisions of this subsection 2.5, the Borrower may elect to extend an Existing Tranche by combining the

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Existing Loans thereunder with existing Extended Loans, in which case such Existing Loans shall become Extended Loans and shall constitute an Extension Series with such existing Extended Loans. In order to establish any Extended Tranche, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Tranche) (an “Extension Request”) setting forth the proposed terms of the Extended Tranche to be established, which Extension Request may be modified, revoked, or replaced by the Borrower at any time prior to the effectiveness of the Extension Amendment. The terms of an Extended Tranche to be established pursuant to an Extension Amendment shall be substantially similar to those applicable to the Existing Tranche from which they are to be extended (the “Specified Existing Tranche”) except (x) all or any of the final maturity dates of such Extended Tranches may be delayed to later dates than the final maturity dates of the Specified Existing Tranche, (y) (A) the interest margins with respect to the Extended Tranche may be higher or lower than the interest margins for the Specified Existing Tranche and/or (B) additional fees may be payable to the Lenders providing such Extended Tranche in addition to or in lieu of any change in margins contemplated by the preceding clause (A), in each case to the extent provided in the applicable Extension Amendment, and (z) amortization with respect to the Extended Term Tranche may be greater or lesser than amortization for the Specified Existing Tranche, so long as the Extended Term Tranche does not have a weighted average life to maturity shorter than the remaining weighted average life to maturity of the Specified Existing Tranche; provided that, notwithstanding anything to the contrary in this subsection 2.5 or otherwise, assignments and participations of Extended Tranches shall be governed by the same or, at the Borrower’s discretion, more restrictive assignment and participation provisions than the assignment and participation provisions applicable to Initial Term Loans and Initial Revolving Commitments, as applicable, set forth in subsection 10.6. No Lender shall have any obligation to agree to have any of its Existing Loans converted into an Extended Tranche pursuant to any Extension Request. Subject to the second sentence of this paragraph (a), any Extended Tranche shall constitute a separate Tranche of Term Loans or Revolving Commitments, as applicable, from the Specified Existing Tranches and from any other Existing Tranches (together with any other Extended Tranches so established on such date).

(b) The Borrower shall provide the applicable Extension Request at least ten Business Days (or such shorter period as the Administrative Agent may agree in its reasonable discretion) prior to the date on which Lenders under the applicable Existing Tranche(s) are requested to respond. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Specified Existing Tranche converted into an Extended Tranche shall notify the Administrative Agent (each, an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Specified Existing Tranche that it has elected to convert into an Extended Tranche. In the event that the aggregate amount of the Specified Existing Tranche subject to Extension Elections exceeds the amount of Extended Tranches requested pursuant to the Extension Request, the Specified Existing Tranches subject to Extension Elections shall be converted to Extended Tranches on a pro rata basis based on the aggregate amount of Specified Existing Tranches included in all of the relevant Extension Elections. In connection with any extension of Term Loans pursuant to this subsection 2.5 (each, an “Extension”), the Borrower shall agree to such procedures regarding timing, rounding and other administrative adjustments to ensure reasonable administrative management of the credit facilities hereunder after such Extension, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this subsection 2.5. Any Lender may revoke an Extension Election at any time prior to 5:00 p.m. on the date that is two Business Days prior to the date (the “Extension Request Deadline”) on which Lenders under the applicable Existing Term Tranche or Existing Revolving Tranche are requested to respond to the Extension Request, at which point the Extension Election becomes irrevocable (unless otherwise agreed by the Borrower). The revocation of an Extension Election prior to the Extension Request Deadline shall not prejudice any Lender’s right to submit a new Extension Election prior to the Extension Request Deadline.

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(c) Extended Tranches shall be established pursuant to an amendment (an “Extension Amendment”) to this Agreement (which may include amendments to (i) provisions related to maturity, interest margins, fees or amortization referenced in clauses (x) through (z) of subsection 2.5(a), (ii) the definitions of “Additional Obligations”, “Disqualified Stock” and “Refinancing Indebtedness” to amend the maturity date and the weighted average life to maturity requirements, from the Initial Term A Loan Maturity Date or Initial Term B Loan Maturity Date, as applicable, and remaining weighted average life to maturity of the Initial Term A Loans or Initial Term B Loans, as applicable, to the extended maturity date and the remaining weighted average life to maturity of such Extended Tranche, as applicable and (iii) clause (iii) of the definition of “Additional Obligations” to provide for the applicable mandatory prepayment protections to apply to such Extended Term Tranche, and which in each case, except to the extent expressly contemplated by the third to last sentence of this subsection 2.5(c) and notwithstanding anything to the contrary set forth in subsection 10.1, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Tranches established thereby) executed by the Loan Parties, the Administrative Agent, and the Extending Lenders. No Extension Amendment shall provide for any Extended Tranche in an aggregate principal amount that is less than $10,000,000 (or such lower principal amount as agreed to by the Administrative Agent in its reasonable discretion). Notwithstanding anything to the contrary in this Agreement and without limiting the generality or applicability of subsection 10.1 to any subsection 2.5 Additional Amendments, any Extension Amendment may provide for additional terms and/or additional amendments other than those referred to or contemplated above (any such additional amendment, a “subsection 2.5 Additional Amendment”) to this Agreement and the other Loan Documents; provided that such subsection 2.5 Additional Amendments do not become effective prior to the time that such subsection 2.5 Additional Amendments have been consented to (including pursuant to consents applicable to holders of any Extended Tranches provided for in any Extension Amendment) by such of the Lenders, Loan Parties and other parties (if any) as may be required in order for such subsection 2.5 Additional Amendments to become effective in accordance with subsection 10.1; provided, further, that no Extension Amendment may provide for any Extended Tranche to be secured by any Collateral or other assets of any Loan Party that does not also secure the Specified Existing Tranche. It is understood and agreed that each Lender has consented for all purposes requiring its consent, and shall at the effective time thereof be deemed to consent to each amendment to this Agreement and the other Loan Documents authorized by this subsection 2.5 and the arrangements described above in connection therewith except that the foregoing shall not constitute a consent on behalf of any Lender to the terms of any subsection 2.5 Additional Amendment. In connection with any Extension Amendment, at the request of the Administrative Agent or the Extending Lenders, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent as to the enforceability of this Agreement as amended by such Extension Amendment, and such of the other Loan Documents (if any) as may be amended thereby. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Extension Amendment, this Agreement and any other Loan Document shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Extended Tranches evidenced thereby.

(d) Notwithstanding anything to the contrary contained in this Agreement, on any date on which any Existing Tranche is converted to extend the related scheduled maturity date(s) in accordance with clause (a) above (an “Extension Date”), in the case of the Specified Existing Tranche of each Extending Lender, the aggregate principal amount of such Specified Existing Tranche shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Tranche so converted by such Lender on such date, and such Extended Tranches shall be established as a separate Tranche from the Specified Existing Tranche and from any other Existing Tranches (together with any other Extended Tranches so established on such date), provided that any Extended Tranche or Extended Loans may, to the extent provided in the applicable Extension Amendment, be designated as part of any Tranche of Loans established on or prior to the date of such Extension Amendment.

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(e) If, in connection with any proposed Extension Amendment, any Lender declines to consent to the applicable extension on the terms and by the deadline set forth in the applicable Extension Request (each such other Lender, a “Non-Extending Lender”) then the Borrower may, on notice to the Administrative Agent and the Non-Extending Lender, (i) replace such Non-Extending Lender in whole or in part by causing such Lender to (and such Lender shall be obligated to) assign pursuant to subsection 10.6 (with the assignment fee and any other costs and expenses to be paid by the Borrower in such instance) all or any part of its rights and obligations under this Agreement with respect to the applicable Tranche of Existing Term Loans and/or Existing Revolving Commitments and Revolving Loans thereunder, in each case as applicable, to one or more assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to provide Extended Loans on the terms set forth in such Extension Amendment; and provided, further, that all obligations of the Borrower owing to the Non-Extending Lender relating to the Existing Loans so assigned shall be paid in full by the assignee Lender (or, at the Borrower’s option, the Borrower) to such Non-Extending Lender concurrently with such Assignment and Acceptance or (ii) if no Event of Default has occurred and is continuing under subsection 8.1(a) or (f), upon notice to the Administrative Agent, prepay the Existing Loans and/or terminate the Existing Revolving Commitments, as applicable, of such Non-Extending Lender, in whole or in part, subject to subsection 3.12, without premium or penalty. In connection with any such replacement under this subsection 2.5, if the Non-Extending Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (A) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (B) the date as of which all obligations of the Borrower owing to the Non-Extending Lender relating to the Existing Loans so assigned shall be paid in full by the assignee Lender (or, at the Borrower’s option, the Borrower) to such Non-Extending Lender, then such Non-Extending Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date, the Administrative Agent shall record such assignment in the Register and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Extending Lender.

(f) Following any Extension Date, with the written consent of the Borrower, any Non-Extending Lender may elect to have all or a portion of its Existing Loans deemed to be an Extended Loan under the applicable Extended Tranche on any date (each date a “Designation Date”) prior to the maturity date of such Extended Tranche; provided that such Lender shall have provided written notice to the Borrower and the Administrative Agent at least 10 Business Days prior to such Designation Date (or such shorter period as the Administrative Agent may agree in its reasonable discretion). Following a Designation Date, the Existing Loans held by such Lender so elected to be extended will be deemed to be Extended Loans of the applicable Extended Tranche, and any Existing Loans held by such Lender not elected to be extended, if any, shall continue to be “Existing Loans” of the applicable Tranche.

(g) With respect to all Extensions consummated by the Borrower pursuant to this subsection 2.5, (i) such Extensions shall not constitute optional or mandatory payments or prepayments for purposes of subsection 3.4 and (ii) no Extension Request is required to be in any minimum amount or any minimum increment, provided that the Borrower may at its election specify as a condition (a “Minimum Extension Condition”) to consummating any such Extension that a minimum amount (to be determined and specified in the relevant Extension Request in the Borrower’s sole discretion and may be waived by the Borrower) of Existing Loans of any or all applicable Tranches be extended. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this subsection 2.5 (including, for the avoidance of doubt, payment of any interest, fees or premium in respect of any Extended Loans on such terms as may be set forth in the relevant Extension Request) and hereby waive the requirements of any

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provision of this Agreement (including subsections 3.4 and 3.8) or any other Loan Document that may otherwise prohibit any such Extension or any other transaction contemplated by this subsection 2.5.

2.6 [Reserved].

2.7 Letters of Credit.

(a) L/C Commitment.

(i) Subject to the terms and conditions hereof, each Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 2.7(d)(i), agrees to issue letters of credit (the “Letters of Credit”) for the account of the Borrower or any of its Restricted Subsidiaries (so long as the Borrower is a co-applicant and jointly and severally liable thereunder) on any Business Day during the Initial Revolving Commitment Period but in no event later than the 30th day prior to the Initial Revolving Maturity Date (unless otherwise agreed by the applicable Issuing Bank) in such form as may be approved from time to time by such Issuing Bank; provided that no Issuing Bank shall issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations in respect of Letters of Credit issued by such Issuing Bank would exceed its L/C Commitment Amount (unless such Issuing Bank agrees to do so in its sole discretion), (ii) the L/C Obligations in respect of all Letters of Credit issued hereunder would exceed $250.0 million or (iii) the Aggregate Outstanding Revolving Credit of all the Revolving Lenders would exceed the Revolving Commitments of all the Revolving Lenders then in effect. Each Letter of Credit shall (i) be denominated in Dollars and shall be either (A) a standby letter of credit issued to support obligations of the Borrower or any of its Restricted Subsidiaries, contingent or otherwise, which finance the working capital and business needs of the Borrower and its Subsidiaries incurred in the ordinary course of business (a “Standby Letter of Credit”) or (B) a commercial letter of credit in respect of the purchase of goods or services by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business (a “Commercial Letter of Credit”), and (ii) unless otherwise agreed by the applicable Issuing Bank, mature not more than twelve months after the date of issuance (automatically renewable annually thereafter or for such longer period of time as may be agreed by the relevant Issuing Bank) and, in any event, no later than five Business Days prior to the Initial Revolving Maturity Date (except to the extent cash collateralized or backstopped pursuant to arrangements reasonably acceptable to the relevant Issuing Bank). If the Issuing Bank is ~~Goldman Sachs Bank USA,~~ Citizens Bank, N.A.~~, Fifth Third Bank, National Association~~  or Regions Bank, such Issuing Bank shall not be obligated to issue any Commercial Letters of Credit unless separately agreed between such Issuing Bank (in its sole discretion) and the Borrower. Each Letter of Credit shall be deemed to constitute a utilization of the Revolving Commitments and shall be participated in (as more fully described in the following subsection 2.7(d)(i)) by the Lenders in accordance with their respective Revolving Commitment Percentages. All Letters of Credit shall be denominated in Dollars and shall be issued for the account of the Borrower.

(ii) Unless otherwise agreed by the applicable Issuing Bank and the Borrower, each Letter of Credit shall be governed by, and shall be construed in accordance with, the laws of the State of New York, and to the extent not prohibited by such laws, the ISP shall apply to each Standby Letter of Credit, and the Uniform Customs shall apply to each Commercial Letter of Credit. The ISP shall not in any event apply to this Agreement.

(iii) An Issuing Bank shall not at any time issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

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(b) Procedure for Issuance of Letters of Credit.

(i) The Borrower may from time to time request during the Initial Revolving Commitment Period but in no event later than the 30th day prior to the Initial Revolving Maturity Date (unless otherwise agreed by the applicable Issuing Bank) that an Issuing Bank issues a Letter of Credit by delivering to such Issuing Bank and the Administrative Agent, at their respective addresses for notices specified herein, a Letter of Credit Request therefor (completed to the reasonable satisfaction of such Issuing Bank), and such other certificates, documents and other papers and information as such Issuing Bank may reasonably request. Upon receipt of any Letter of Credit Request, the applicable Issuing Bank shall (i) confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Request from the Borrower and, if not so received, such Issuing Bank shall provide the Administrative Agent with a copy thereof and (ii) process such Letter of Credit Request and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and, unless notified by the Administrative Agent or the Borrower, at least one Business Day prior to the requested date of issuance of the applicable Letter of Credit, that one or more applicable conditions contained in subsection 5.2 shall not then be satisfied, shall promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Letter of Credit Request therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by such Issuing Bank and the Borrower. The applicable Issuing Bank shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. Promptly after the issuance of any Standby Letter of Credit, the applicable Issuing Bank shall notify the Borrower and the Administrative Agent, in writing, of such issuance and such notice shall be accompanied by a copy of such issuance. Upon receipt of such notice, the Administrative Agent shall promptly notify the Lenders, in writing, of such issuance, and if so requested by a Lender the Administrative Agent shall provide to such Lender copies of such issuance. With regard to Commercial Letters of Credit, each Issuing Bank shall on the first Business Day of each week provide the Administrative Agent, by facsimile, with a report detailing the aggregate daily outstanding Commercial Letters of Credit during the previous week.

(ii) The making of each request for a Letter of Credit by the Borrower shall be deemed to be a representation and warranty by the Borrower that such Letter of Credit may be issued in accordance with, and will not violate the requirements of, subsection 2.7(a). Unless an Issuing Bank has received notice from the Administrative Agent before it issues a Letter of Credit that one or more of the applicable conditions specified in subsection 5.2 are not then satisfied, or that the issuance of such Letter of Credit would violate subsection 2.7(a), then such Issuing Bank may issue the requested Letter of Credit in accordance with such Issuing Bank’s usual and customary practices.

(c) Fees, Commissions and Other Charges.

(i) The Borrower agrees to pay to the Administrative Agent, for the account of the relevant Issuing Bank and the L/C Participants, a letter of credit commission with respect to each Letter of Credit issued by such Issuing Bank, computed for the period from and including the date of issuance of such Letter of Credit through to the expiration date of such Letter of Credit, computed at a rate per annum equal to the Applicable Margin then in effect for Term Benchmark Loans that are Revolving Loans calculated on the basis of, as applicable, a 365- or 366- day year for the actual days elapsed, of the maximum amount available to be drawn under such Letter of Credit, payable

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in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Initial Revolving Maturity Date or such earlier date as the Initial Revolving Commitments shall terminate as provided herein. Such commission shall be payable to the Administrative Agent for the account of the Lenders to be shared ratably among them in accordance with their respective Revolving Commitment Percentages. The Borrower shall pay to the relevant Issuing Bank a fee equal to the greater of (x) $500 and (y) 1/8 of 1% per annum of the maximum amount available to be drawn under such Letter of Credit (or such other fee as may be agreed between any such Issuing Bank and the Borrower) (the “L/C Facing Fee”), payable quarterly in arrears on each L/C Fee Payment Date with respect to such Letter of Credit and on the Initial Revolving Maturity Date or such other date as the Initial Revolving Commitments shall terminate. Such commissions and fees shall be nonrefundable and shall be payable in Dollars.

(ii) In addition to the foregoing commissions and fees, the Borrower agrees to pay or reimburse the relevant Issuing Bank for such normal and customary costs and expenses as are Incurred or charged by such Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued by such Issuing Bank.

(iii) The Administrative Agent shall, promptly following its receipt thereof, distribute to the applicable Issuing Banks and the L/C Participants all commissions and fees received by the Administrative Agent for their respective accounts pursuant to subsection 2.7(c)(i).

(d) L/C Participations.

(i) Each Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each such Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the applicable Issuing Bank, without recourse or warranty, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk an undivided interest equal to such L/C Participant’s Revolving Commitment Percentage (determined on the date of issuance of the relevant Letter of Credit) in such Issuing Bank’s obligations and rights under each Letter of Credit issued or continued hereunder, the amount of each draft paid by each such Issuing Bank thereunder and the obligations of the Loan Parties under this Agreement with respect thereto (although Letter of Credit fees and commissions shall be payable directly to the Administrative Agent for the account of the applicable Issuing Bank and L/C Participants, as provided in subsection 2.7(c), and the L/C Participants shall have no right to receive any portion of any facing fees with respect to any such Letters of Credit) and any security therefor or guaranty pertaining thereto. Each L/C Participant unconditionally and irrevocably agrees with such Issuing Bank that, if a draft is paid under any Letter of Credit for which such Issuing Bank is not reimbursed in full by the applicable Borrower in respect of such Letter of Credit in accordance with subsection 2.7(e)(i) (an “L/C Disbursement”), such L/C Participant shall pay to the Administrative Agent for the account of the applicable Issuing Bank upon demand at the Administrative Agent Office an amount equal to such L/C Participant’s Revolving Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed; provided that nothing in this paragraph shall relieve any Issuing Bank of any liability resulting from the gross negligence or willful misconduct of such Issuing Bank, or otherwise affect any defense or other right that any L/C Participant may have as a result of such gross negligence or willful misconduct. All calculations of the L/C Participants’ Revolving Commitment Percentages shall be made from time to time by the Administrative Agent, which calculations shall be conclusive absent manifest error.

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(ii) If any amount required to be paid by any L/C Participant to the Administrative Agent for the account of an Issuing Bank on demand by such Issuing Bank pursuant to subsection 2.7(d)(i) in respect of any unreimbursed portion of any payment made by such Issuing Bank under any Letter of Credit is paid to the Administrative Agent for the account of such Issuing Bank within three Business Days after the date such demand is made, such L/C Participant shall pay to the Administrative Agent for the account of such Issuing Bank on demand an amount equal to the product of such amount, times the daily average NYFRB Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the Administrative Agent for the account of such Issuing Bank, times a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to subsection 2.7(d)(i) is not in fact made available to the Administrative Agent for the account of such Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, such Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Revolving Loans maintained as ABR Loans hereunder. A certificate of an Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection (which shall include calculations of any such amounts in reasonable detail) shall be conclusive in the absence of manifest error.

(iii) Whenever, at any time after an Issuing Bank has made payment under any Letter of Credit and has received through the Administrative Agent from any L/C Participant its pro rata share of such payment in accordance with subsection 2.7(d)(i), such Issuing Bank receives through the Administrative Agent any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of Collateral applied thereto by the Administrative Agent or by such Issuing Bank), or any payment of interest on account thereof, the Administrative Agent will, if such payment is received prior to 1:00 P.M., New York City time, on a Business Day, distribute to such L/C Participant its pro rata share thereof prior to the end of such Business Day and otherwise the Administrative Agent will distribute such payment on the next succeeding Business Day; provided, however, that in the event that any such payment received by an Issuing Bank through the Administrative Agent shall be required to be returned by such Issuing Bank, such L/C Participant shall return to such Issuing Bank through the Administrative Agent the portion thereof previously distributed by the Administrative Agent to it.

(e) Reimbursement Obligation of the Borrower.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, each Issuing Bank shall notify the Borrower and the Administrative Agent thereof. The Borrower hereby agrees to reimburse each Issuing Bank (through the Administrative Agent) upon receipt by the Borrower of notice from the applicable Issuing Bank of the date and amount of a draft presented under any Letter of Credit issued on its behalf and paid by such Issuing Bank, for the amount of such draft so paid and any fees, charges or other costs or expenses reasonably Incurred by such Issuing Bank in connection with such payment. Each such payment shall be made to the Administrative Agent for the account of the applicable Issuing Bank at the Administrative Agent Office and in immediately available funds, no later than 3:00 P.M., New York City time, on the next succeeding Business Day after the date on which the Borrower receives such notice.

(ii) Interest shall be payable on any and all amounts remaining unpaid by the applicable Borrower (or by the Borrower on behalf of the applicable Borrower) under this

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subsection 2.7(e)(ii) from the date the draft presented under the affected Letter of Credit is paid to the date on which the applicable Borrower is required to pay such amounts pursuant to paragraph (i) above at the rate which would then be payable on any outstanding ABR Loans that are Revolving Loans and thereafter until payment in full at the rate which would be payable on any outstanding ABR Loans that are Revolving Loans which were then overdue.

(f) Obligations Absolute.

(i) The Borrower’s obligations under this subsection 2.7 shall be absolute, unconditional and irrevocable under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which any of them may have or have had against any Issuing Bank, any L/C Participant or any beneficiary of a Letter of Credit; provided that this paragraph shall not relieve any Issuing Bank or any L/C Participant of any liability resulting from the gross negligence or willful misconduct of such Issuing Bank or such L/C Participant, or otherwise affect any defense or other right that the Loan Parties may have as a result of any such gross negligence or willful misconduct.

(ii) The Borrower agrees with each Issuing Bank that such Issuing Bank shall not be responsible for, and the Borrower’s Reimbursement Obligations under subsection 2.7(e)(i) shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee; provided that this paragraph shall not relieve any Issuing Bank or any L/C Participant of any liability resulting from the gross negligence or willful misconduct of such Issuing Bank or such L/C Participant, or otherwise affect any defense or other right that the Loan Parties may have as a result of any such gross negligence or willful misconduct.

(iii) Neither any Issuing Bank nor any L/C Participant shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except with respect to errors or omissions caused by such Person’s gross negligence or willful misconduct.

(g) Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the applicable Issuing Bank shall promptly notify the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of an Issuing Bank to the applicable Borrower in respect of any Letter of Credit in connection with any draft presented for payment under such Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit; provided that this paragraph shall not relieve any Issuing Bank of any liability resulting from the gross negligence or willful misconduct of such Issuing Bank, or otherwise affect any defense or other right that the Loan Parties may have as a result of any such gross negligence or willful misconduct.

(h) Letter of Credit Request. To the extent that any provision of any Letter of Credit Request related to any Letter of Credit is inconsistent with the provisions of this subsection 2.7, the provisions of this subsection 2.7 shall apply.

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(i) Additional Issuing Banks. The Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld, delayed or conditioned) and such Lender, designate one or more additional Lenders to act as an issuing bank under the terms of this Agreement. Any Lender designated as an issuing bank pursuant to this subsection 2.7(i) shall be deemed to be an “Issuing Bank” (in addition to being a Lender) in respect of Letters of Credit issued or to be issued by such Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank or Issuing Banks and such Lender. Any such additional Issuing Bank may resign as Issuing Bank (with respect to any future issuances, including renewals) upon 10 Business Days’ notice to the Lenders.

2.8 Swing Line Commitments.

(a) Subject to the terms and conditions hereof, the Swing Line Lender may, in its sole discretion, make swing line loans (individually, a “Swing Line Loan”; collectively, the “Swing Line Loans”) to the Borrower from time to time during the Initial Revolving Commitment Period in an aggregate principal amount at any one time outstanding not to exceed $25.0 million; provided that at no time may the sum of the then outstanding Swing Line Loans, Revolving Loans and L/C Obligations exceed the Revolving Commitments then in effect. Amounts borrowed by the Borrower under this subsection 2.8 may be repaid and, through but excluding the Initial Revolving Maturity Date, reborrowed. All Swing Line Loans made to the Borrower shall be made in Dollars as ABR Loans and shall not be entitled to be converted into Term Benchmark Loans. The Borrower shall give the Swing Line Lender and Administrative Agent irrevocable notice (which notice must be received by the Swing Line Lender and Administrative Agent prior to ~~2:00 P.M~~1:00 P.M. New York City time (or such later time as may be agreed by the Swing Line Lender in its reasonable discretion), on the requested Borrowing Date specifying (1) the identity of the Borrower and (2) the amount of the requested Swing Line Loan, which shall be in a minimum amount of $100,000 or whole multiples of $50,000 in excess thereof. The proceeds of the Swing Line Loan will be made available by the Swing Line Lender to the Borrower identified in such notice at an office of the Swing Line Lender by crediting the account of such Borrower at such office with such proceeds in Dollars.

(b) The Swing Line Lender, at any time in its sole and absolute discretion, may, and, at any time as there shall be a Swing Line Loan outstanding for more than seven Business Days, the Swing Line Lender shall, on behalf of the Borrower (which hereby irrevocably directs and authorizes the Swing Line Lender to act on its behalf), request (provided that such request shall be deemed to have been automatically made upon the occurrence of an Event of Default under subsection 8.1(f)) each Revolving Lender, including the Swing Line Lender, to make a Revolving Loan as an ABR Loan in an amount equal to such Lender’s Revolving Commitment Percentage of the principal amount of all Swing Line Loans made in Dollars (a “Mandatory Revolving Loan Borrowing”) in an amount equal to such Revolving Lender’s Revolving Commitment Percentage of the principal amount of all of the Swing Line Loans (collectively, the “Refunded Swing Line Loans”) outstanding on the date such notice is given; provided that the provisions of this subsection shall not affect the obligations of the Borrower to prepay Swing Line Loans in accordance with the provisions of subsection 3.4(d). Unless the Revolving Commitments shall have expired or terminated (in which event the procedures of paragraph (d) of this subsection 2.8 shall apply), each Revolving Lender hereby agrees to make the proceeds of its Revolving Loan available to the Administrative Agent for the account of the Swing Line Lender at the Administrative Agent Office prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date such notice is given notwithstanding (i) that the amount of the Mandatory Revolving Loan Borrowing may not comply with the minimum amount for Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Revolving Loan Borrowing and (v) the amount of the Revolving

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Commitment of such, or any other, Lender at such time. The proceeds of such Revolving Loans shall be immediately applied to repay the Refunded Swing Line Loans.

(c) If the Revolving Commitments shall expire or terminate at any time while Swing Line Loans are outstanding, each Revolving Lender shall, at the option of the Swing Line Lender, exercised reasonably, either (i) notwithstanding the expiration or termination of the Revolving Commitments, make a Revolving Loan as an ABR Loan (which Revolving Loan shall be deemed a “Revolving Loan” for all purposes of this Agreement and the other Loan Documents) or (ii) purchase an undivided participating interest in such Swing Line Loans, in either case in an amount equal to such Revolving Lender’s Revolving Commitment Percentage determined on the date of, and immediately prior to, expiration or termination of the Revolving Commitments of the aggregate principal amount of such Swing Line Loans; provided that, in the event that any Mandatory Revolving Loan Borrowing cannot for any reason be made on the date otherwise required above (including as a result of the commencement of a proceeding under any bankruptcy, reorganization, dissolution, insolvency, receivership, administration or liquidation or similar law with respect to the Borrower), then each Revolving Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Revolving Loan Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swing Line Lender such participations in such outstanding Swing Line Loans as shall be necessary to cause such Revolving Lenders to share in such Swing Line Loans ratably based upon their respective Revolving Commitment Percentages; provided, further, that (x) all interest payable on the Swing Line Loans shall be for the account of the Swing Line Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing Revolving Lender shall be required to pay the Swing Line Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the Mandatory Revolving Loan Borrowing would otherwise have occurred to but excluding the date of payment for such participation, at the rate otherwise applicable to Revolving Loans made as ABR Loans. Each Revolving Lender will make the proceeds of any Revolving Loan made pursuant to the immediately preceding sentence available to the Administrative Agent for the account of the Swing Line Lender at the Administrative Agent Office prior to 12:00 Noon, New York City time, in funds immediately available on the Business Day next succeeding the date on which the Revolving Commitments expire or terminate and in Dollars. The proceeds of such Revolving Loans shall be immediately applied to repay the Swing Line Loans outstanding on the date of termination or expiration of the Revolving Commitments. In the event that the Revolving Lenders purchase undivided participating interests pursuant to the first sentence of this paragraph (c), each Revolving Lender shall immediately transfer to the Swing Line Lender, in immediately available funds, the amount of its participation and upon receipt thereof the Swing Line Lender will deliver to such Revolving Lender a Swing Line Loan Participation Certificate dated the date of receipt of such funds and in such amount.

(d) Whenever, at any time after the Swing Line Lender has received from any Revolving Lender such Revolving Lender’s participating interest in a Swing Line Loan, the Swing Line Lender receives any payment on account thereof (whether directly from the Borrower or otherwise, including proceeds of Collateral applied thereto by the Swing Line Lender), or any payment of interest on account thereof, the Swing Line Lender will, if such payment is received prior to 1:00 P.M., New York City time, on a Business Day, distribute to such Revolving Lender its pro rata share thereof prior to the end of such Business Day and otherwise, the Swing Line Lender will distribute such payment on the next succeeding Business Day (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Swing Line Lender is required to be returned,

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such Revolving Lender will return to the Swing Line Lender any portion thereof previously distributed by the Swing Line Lender to it.

(e) Each Revolving Lender’s obligation to make the Revolving Loans and to purchase participating interests with respect to Swing Line Loans in accordance with subsections 2.8(c) and 2.8(d) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Lender; (v) any inability of the Borrower to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such Revolving Loan is to be made or participating interest is to be purchased or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

2.9 Incremental Facilities.

(a) So long as no Event of Default under subsection 8.1(a) or (f) exists or would arise therefrom, the Borrower shall have the right, at any time and from time to time after the 2021 Amendment Effective Date, (i) to request new term loan commitments under one or more new term loan credit facilities to be included in this Agreement (the “Incremental Term Loan Commitments”), (ii) to increase the Existing Term Loans by requesting new term loan commitments to be added to an Existing Tranche of Term Loans (the “Supplemental Term Loan Commitments”), (iii) to increase the Existing Revolving Commitments by requesting new Revolving Loan Commitments be added to an Existing Tranche of Existing Revolving Commitments (the “Supplemental Revolving Commitments”), (iv) to request new commitments under one or more new revolving facilities to be included in this Agreement (the “Incremental Revolving Commitments”), and/or (v) to request new letter of credit facility commitments under one or more new letter of credit facilities to be included in this Agreement (the “Incremental Letter of Credit Commitments” and, together with the Incremental Term Loan Commitments, Supplemental Term Loan Commitments, Supplemental Revolving Commitments and the Incremental Revolving Commitments, the “Incremental Commitments”), provided that, (i) the aggregate amount of Incremental Commitments permitted pursuant to this subsection 2.9 shall not exceed, at the time the respective Incremental Commitment becomes effective (and after giving effect to the Incurrence of Indebtedness in connection therewith and the application of proceeds of any such Indebtedness), an amount that could then be Incurred under this Agreement in compliance with subsection 7.1(b)(i), (ii) if any portion of an Incremental Commitment is to be Incurred in reliance on the Ratio Incremental Facility, the Borrower shall have delivered a certificate to the Administrative Agent, certifying compliance with the financial test set forth in such clause (together with calculations demonstrating compliance with such test) and (iii) if any portion of an Incremental Commitment is to be Incurred in reliance on clause (ii) or (iii) of the definition of “Maximum Incremental Facilities Amount”, the Borrower shall have delivered a certificate to the Administrative Agent, certifying the amount of the available basket in such clause to be used for the Incurrence of such Incremental Commitment. Any Loans made in respect of any such Incremental Commitment (other than Supplemental Term Loan Commitments and Supplemental Revolving Commitments) shall be made by creating a new Tranche. Each Incremental Commitment made available pursuant to this subsection 2.9 shall be in a minimum aggregate amount of at least $10,000,000 and in integral multiples of $5,000,000 in excess thereof (or in such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion).

(b) Each request from the Borrower pursuant to this subsection 2.9 shall set forth the requested amount and proposed terms of the relevant Incremental Commitments. The Incremental

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Commitments (or any portion thereof) may be made by any existing Lender or by any other bank or financial institution (any such other bank or financial institution, an “Additional Incremental Lender”, and the Additional Incremental Lenders together with any existing Lender providing Incremental Commitments, the “Incremental Lenders”); provided that if such Additional Incremental Lender is not already a Lender hereunder or an Affiliate of a Lender hereunder or an Approved Fund, the consent of the Administrative Agent and (in the case of a Supplemental Revolving Commitment) the consent of the Swing Line Lender or any Issuing Bank (in each case, such consent not to be unreasonably withheld, delayed or conditioned) shall be required.

(c) Supplemental Term Loan Commitments and Supplemental Revolving Commitments shall become commitments under this Agreement pursuant to a supplement specifying the Tranche of Term Loans or Revolving Commitments to be increased, executed by the Borrower and each increasing Lender substantially in the form attached hereto as Exhibit O‑1 (the “Increase Supplement”) or by each Additional Incremental Lender substantially in the form attached hereto as Exhibit O‑2 (the “Lender Joinder Agreement”), as the case may be, which shall be delivered to the Administrative Agent for recording in the Register. Upon effectiveness of the Lender Joinder Agreement each Additional Incremental Lender shall be a Lender for all intents and purposes of this Agreement and the term loan made pursuant to such Supplemental Term Loan Commitment shall be a Term Loan or commitments made pursuant to such Supplemental Revolving Commitment shall be Revolving Commitments, as applicable.

(d) Incremental Commitments (other than Supplemental Term Loan Commitments and Supplemental Revolving Commitments) shall become commitments under this Agreement pursuant to an amendment (an “Incremental Commitment Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower and each applicable Incremental Lender. Notwithstanding anything to the contrary herein or in any other Loan Document, an Incremental Commitment Amendment may, without the consent of any other Lender, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, (x) to effectuate the provisions of this subsection 2.9 and/or (y) so long as such amendments are not materially adverse to the other Lenders, to maintain the fungibility of any such Incremental Term Loans with any Tranche of then outstanding Term Loans; provided, however, that (i) (A) the Incremental Commitments will not be guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors, and will be, at the Borrower’s option, secured on an equal and ratable basis or a junior basis by the same Collateral securing the Senior Credit Facility Obligations (so long as any such Incremental Commitments (and related Obligations) are subject to an Intercreditor Agreement) or be unsecured, (B) the Incremental Commitments and any incremental loans drawn thereunder (the “Incremental Loans”) shall rank on an equal and ratable basis in right of payment with or (at the Borrower’s option) junior in right of payment to the Senior Credit Facility Obligations and (C) no Incremental Commitment Amendment may provide for (I) any Incremental Commitment or any Incremental Loans to be secured by any Collateral or other assets of any Loan Party that do not also secure the Senior Credit Facility Obligations and (II) so long as any Initial Term Loans are outstanding, any mandatory prepayment from the Net Available Cash of Asset Dispositions (other than any Asset Disposition in respect of any assets, business or Person the acquisition of which was financed, all or in part, with Incremental Loans provided pursuant to such Incremental Commitment Amendment and the disposition of which was contemplated by any definitive agreement in respect of such acquisition) or Recovery Events or from Excess Cash Flow, to the extent the Net Available Cash of such Asset Disposition or Recovery Event or such Excess Cash Flow are required to be applied to repay the Initial Term Loans pursuant to subsection 3.4(c) or (d), on more than a ratable basis with the Initial Term Loans (after giving effect to any amendment in accordance with subsection 10.1(d)(v)); (ii) no Lender will be required to provide any such Incremental Commitment unless it so agrees; (iii) the maturity date of any Incremental Revolving Commitment shall be no earlier than, and no scheduled mandatory commitment reduction in respect thereof shall be required prior to the Initial Revolving Maturity Date; (iv)

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the maturity date and the weighted average life to maturity of such Incremental Term Loan Commitments shall be no earlier than or shorter than, as the case may be, the Initial Term B Loan Maturity Date or the remaining weighted average life to maturity of the Initial Term B Loans, as applicable (other than an earlier maturity date and/or shorter weighted average life to maturity for (x) customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the Initial Term B Loan Maturity Date or the remaining weighted average life to maturity of the Initial Term B Loans, as applicable and (y) Customary Term A Loans); (v) the interest rate margins and (subject to clause (iv) above) amortization schedule applicable to the loans made pursuant to the Incremental Commitments shall be determined by the Borrower and the applicable Incremental Lenders; provided that in the event that the applicable interest rate margins for any term loans (other than Customary Term A Loans) made prior to the date that is ~~12~~six months after the ~~2021~~2024 Amendment Effective Date that are secured on an equal and ratable basis by the same Collateral securing the Senior Credit Facility Obligations that are Incurred by the Borrower under any Incremental Term Loan Commitment or under subsection 7.1(b)(i)(B) other than under an Incremental Term Loan Commitment are, in either case, higher than the applicable interest rate margin for the Initial Term B Loans by more than 50 basis points, then the Applicable Margin for the Initial Term B Loans shall be increased to the extent necessary so that the applicable interest rate margin for the Initial Term B Loans is equal to the applicable interest rate margins for such Incremental Term Loans or such other term loans, as applicable, minus 50 basis points; provided, further that, in determining the applicable interest rate margins for the Initial Term B Loans and the Incremental Term Loans or such other term loans, as applicable, (A) original issue discount (“OID”) or upfront fees payable generally to all participating Incremental Lenders in lieu of OID (which shall be deemed to constitute like amounts of OID) payable by the Borrower to the Lenders under the Initial Term B Loans or any Incremental Term Loan or other term loan, as applicable, in the initial syndication thereof shall be included (with OID and upfront fees being equated to interest based on an assumed four-year life to maturity) (provided that, if the Initial Term B Loans are issued in a manner such that all Initial Term B Loans were not issued with a uniform amount of OID or upfront fees within the Tranche of Initial Term B Loans, the amount of OID and upfront fees attributable to the entire Tranche of Initial Term B Loans shall be determined on a weighted average basis); (B) any arrangement, structuring, commitment, amendment or other fees payable in connection with the Incremental Term Loans or such other term loans, as applicable, that are not shared with all Incremental Lenders providing such Incremental Term Loans or all term loan lenders providing such other term loans, as applicable, shall be excluded; (C) any amendments to the Applicable Margin on the Initial Term B Loans that became effective subsequent to the ~~2021~~2024 Amendment Effective Date but prior to the time of such Incremental Term B Loans or other term loans, as applicable, shall also be included in such calculations and (D) if the Incremental Term Loans or such other term loans, as applicable, include an interest rate floor greater than the interest rate floor applicable to the Initial Term B Loans, such increased amount shall be equated to the applicable interest rate margin for purposes of determining whether an increase to the Applicable Margin for the Initial Term B Loans shall be required, to the extent an increase in the interest rate floor for the Initial Term B Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Margin) applicable to the Initial Term B Loans shall be increased by such amount; (vi) such Incremental Commitment Amendment may provide (1) for the inclusion, as appropriate, of Additional Incremental Lenders in any required vote or action of the Required Lenders, Required Revolving Lenders, Required Term A Lenders, Required Term A/Revolving Lenders or of the Lenders of each Tranche hereunder, (2) class voting and other class protections for any additional credit facilities, (3) for the amendment of the definitions of “Additional Obligations,” “Disqualified Stock,” and “Refinancing Indebtedness”, in each case only to extend the maturity date and the weighted average life to maturity requirements, from the Initial Term A Loan Maturity Date or the Initial Term B Loan Maturity Date, as applicable, and remaining weighted average life to maturity of the Initial Term A Loans or Initial Term B Loans, as applicable, to the extended maturity date and the remaining weighted average life to maturity of

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such Incremental Term Loans, as applicable and (4) for the amendment of clause (iii) of the definition of “Additional Obligations” to provide for the applicable mandatory prepayment protections to apply to such Incremental Term Loans; and (vii) the other terms and documentation in respect thereof, to the extent not consistent with this Agreement as in effect prior to giving effect to the Incremental Commitment Amendment, shall otherwise be reasonably satisfactory to the Borrower, provided that to the extent such terms and documentation are not consistent with, (x) in the case of “term A” Incremental Term Loans, the terms and documentation governing the Initial Term A Loans, (y) in the case of “term B” Incremental Term Loans, the terms and documentation governing the Initial Term B Loans or (z) in the case of Incremental Revolving Commitments, the terms and documentation governing the Initial Revolving Commitments (except to the extent permitted by clause (iii), (iv), (v) or (vi) above), they shall be reasonably satisfactory to the Borrower and the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Commitment Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Commitment Amendment, this Agreement and any other Loan Document shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Commitments evidenced thereby.

2.10 Permitted Debt Exchanges.

(a) Notwithstanding anything to the contrary contained in this Agreement, pursuant to one or more offers (each, a “Permitted Debt Exchange Offer”) made from time to time by the Borrower to all Lenders (other than any Lender that, if requested by the Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act)) with outstanding Term Loans of a particular Tranche, as selected by the Borrower, the Borrower may from time to time following the 2021 Amendment Effective Date consummate one or more exchanges of Term Loans of such Tranche for Additional Obligations in the form of notes (such notes, “Permitted Debt Exchange Notes,” and each such exchange a “Permitted Debt Exchange”), so long as the following conditions are satisfied: (i) the aggregate principal amount (calculated on the face amount thereof) of the Permitted Debt Exchange Notes shall be not greater than the aggregate principal amount (calculated on the face amount thereof) of Term Loans exchanged therefor plus accrued interest, fees and premium (if any) thereon and fees and expenses Incurred in connection with such exchange, (ii) the aggregate principal amount (calculated on the face amount thereof) of all Term Loans exchanged by the Borrower pursuant to any Permitted Debt Exchange shall automatically be cancelled and retired by the Borrower on the date of the settlement thereof (and, if requested by the Administrative Agent, any applicable exchanging Lender shall execute and deliver to the Administrative Agent an Assignment and Acceptance, or such other form as may be reasonably requested by the Administrative Agent, in respect thereof pursuant to which the respective Lender assigns its interest in the Term Loans being exchanged pursuant to the Permitted Debt Exchange to the Borrower for immediate cancellation), (iii) if the aggregate principal amount of all Term Loans (calculated on the face amount thereof) tendered by Lenders in respect of the relevant Permitted Debt Exchange Offer (with no Lender being permitted to tender a principal amount of Term Loans which exceeds the principal amount of the applicable Tranche actually held by it) shall exceed the maximum aggregate principal amount of Term Loans offered to be exchanged by the Borrower pursuant to such Permitted Debt Exchange Offer, then the Borrower shall exchange Term Loans subject to such Permitted Debt Exchange Offer tendered by such Lenders ratably up to such maximum amount based on the respective principal amounts so tendered, (iv) each such Permitted Debt Exchange Offer shall be made on a pro rata basis to the Lenders (other than any Lender that, if requested by the Borrower, is unable to certify that it is either a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (as defined in Rule 501 under the Securities Act)) based on their respective aggregate principal amounts of outstanding Term Loans of the applicable Tranche, (v) all documentation in respect of such Permitted Debt Exchange shall be consistent with the foregoing and all written communications generally directed to the Lenders in

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connection therewith shall be in form and substance consistent with the foregoing and made in consultation with the Administrative Agent and (vi) any applicable Minimum Exchange Tender Condition shall be satisfied. Notwithstanding anything to the contrary herein, no Lender shall have any obligation to agree to have any of its Loans exchanged pursuant to any Permitted Debt Exchange Offer.

(b) With respect to all Permitted Debt Exchanges effected by the Borrower pursuant to this subsection 2.10, (i) such Permitted Debt Exchanges (and the cancellation of the exchanged Term Loans in connection therewith) shall not constitute voluntary or mandatory payments or prepayments for purposes of subsection 3.4 and (ii) such Permitted Debt Exchange Offer shall be made for not less than $10,000,000 in aggregate principal amount of Term Loans (or such lower principal amount as agreed to by the Administrative Agent in its reasonable discretion), provided that subject to the foregoing clause (ii), the Borrower may at its election specify as a condition (a “Minimum Exchange Tender Condition”) to consummating any such Permitted Debt Exchange that a minimum amount (to be determined and specified in the relevant Permitted Debt Exchange Offer in the Borrower’s discretion) of Term Loans be tendered. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this subsection 2.10 and hereby waive the requirements of any provision of this Agreement (including subsections 3.4 and 3.8) or any other Loan Document that may otherwise prohibit any such Permitted Debt Exchange or any other transaction contemplated by this subsection 2.10.

(c) In connection with each Permitted Debt Exchange, the Borrower shall provide the Administrative Agent at least ten Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and the Borrower and the Administrative Agent, acting reasonably, shall mutually agree to such procedures as may be necessary or advisable to accomplish the purposes of this subsection 2.10 and without conflict with subsection 2.10(d); provided that the terms of any Permitted Debt Exchange Offer shall provide that the date by which the relevant Lenders are required to indicate their election to participate in such Permitted Debt Exchange shall be not less than five Business Days following the date on which the Permitted Debt Exchange Offer is made (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion).

(d) The Borrower shall be responsible for compliance with, and hereby agrees to comply with, all applicable securities and other laws in connection with each Permitted Debt Exchange, it being understood and agreed that (x) neither the Administrative Agent nor any Lender assumes any responsibility in connection with the Borrower’s compliance with such laws in connection with any Permitted Debt Exchange (other than the Borrower’s reliance on any certificate delivered by a Lender pursuant to subsection 2.10(a) above for which such Lender shall bear sole responsibility) and (y) each Lender shall be solely responsible for its compliance with any applicable “insider trading” laws and regulations to which such Lender may be subject under the Exchange Act.

(e) The Borrower shall have the right, by written notice to the Administrative Agent, to modify, revoke and rescind, or revoke and reissue its offer to make a Permitted Debt Exchange and the notice provided pursuant to subsection 2.10(c) therefor at its discretion at any time prior to consummation of such Permitted Debt Exchange.

2.11 Specified Refinancing Facilities.

(a) The Borrower may, from time to time, add one or more new term loan facilities (the “Specified Refinancing Term Loan Facilities”) and new revolving credit facilities (the “Specified Refinancing Revolving Facilities”, and, together with the Specified Refinancing Term Loan Facilities, the “Specified Refinancing Facilities”) to the Facilities to refinance (i) all or any portion of any Tranche of Term Loans then outstanding under this Agreement or (ii) all or any portion of any Tranche of Revolving

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Loans (or unused Revolving Commitments) under this Agreement; provided that (i) the Specified Refinancing Facilities will not be guaranteed by any Subsidiary of the Borrower other than the Subsidiary Guarantors, and will be, at the Borrower’s option, secured on an equal and ratable basis or a junior basis by the same Collateral securing the Senior Credit Facility Obligations (so long as any such Specified Refinancing Amendments (and related Obligations) are subject to an Intercreditor Agreement) or be unsecured, (ii) the Specified Refinancing Term Loan Facilities and any term loans drawn thereunder (the “Specified Refinancing Term Loans”) and Specified Refinancing Revolving Facilities and revolving loans draw thereunder (the “Specified Refinancing Revolving Loans” and, together with the Specified Refinancing Term Loans, the “Specified Refinancing Loans”) shall rank equally and ratably in right of payment with or (at the Borrower’s option) junior in right of payment to the Senior Credit Facility Obligations, (iii) no Specified Refinancing Amendment may provide for any Specified Refinancing Facility or any Specified Refinancing Loans to be secured by any Collateral or other assets of any Loan Party that do not also secure the Senior Credit Facility Obligations, (iv) the Specified Refinancing Facilities will have such pricing, amortization (subject to clause (vi) below) and optional and mandatory prepayment terms as may be agreed by the Borrower and the applicable Lenders thereof, (v) the maturity date of any Specified Refinancing Revolving Facility shall be no earlier than, and no scheduled mandatory commitment reduction in respect thereof shall be required prior to, the Maturity Date of the Tranche of Loans being refinanced, (vi) the maturity date and the weighted average life to maturity of the Specified Refinancing Term Loan Facilities shall be no earlier than or shorter than, as the case may be, the Maturity Date of the Tranche of Term Loans being refinanced or the remaining weighted average life to maturity of the Term Loans being refinanced, as applicable (other than an earlier maturity date and/or shorter weighted average life to maturity for customary bridge financings, which, subject to customary conditions, would either be automatically converted into or required to be exchanged for permanent financing which does not provide for an earlier maturity date or a shorter weighted average life to maturity than the Maturity Date of the Tranche of Term Loans being refinanced or the remaining weighted average life to maturity of the Term Loans being refinanced, as applicable), (vii) the Net Cash Proceeds of such Specified Refinancing Facility shall be applied, substantially concurrently with the Incurrence thereof, to the pro rata prepayment of outstanding Loans being so refinanced (and, in the case of Revolving Loans, a corresponding amount of Revolving Commitments shall be permanently reduced), in each case pursuant to subsection 3.4; and (viii) the Specified Refinancing Facilities shall not have a principal or commitment amount greater than the Loans being refinanced plus accrued interest, fees and premium (if any) thereon and fees and expenses Incurred in connection with such refinancing.

(b) Each request from the Borrower pursuant to this subsection 2.11 shall set forth the requested amount and proposed terms of the relevant Specified Refinancing Facility. The Specified Refinancing Facilities (or any portion thereof) may be made by any existing Lender or by any other bank or financial institution (any such other bank or financial institution, an “Additional Specified Refinancing Lender”, and the Additional Specified Refinancing Lenders together with any existing Lender providing Specified Refinancing Facilities, the “Specified Refinancing Lenders”); provided that if such Additional Specified Refinancing Lender is not already a Lender hereunder or an Affiliate of a Lender hereunder or an Approved Fund, the consent of the Administrative Agent and (in the case of a Specified Refinancing Revolving Facility) the consent of the Swing Line Lender or any Issuing Bank (in each case, such consent not to be unreasonably withheld, delayed or conditioned) shall be required.

(c) Specified Refinancing Facilities shall become facilities under this Agreement pursuant to a Specified Refinancing Amendment to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower and each applicable Specified Refinancing Lender. Notwithstanding anything to the contrary herein or in any other Loan Document, any Specified Refinancing Amendment may, without the consent of any other Lender, effect such amendments to any Loan Documents as may be

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necessary or appropriate, in the opinion of the Borrower and the Administrative Agent, to effect the provisions of this subsection 2.11, in each case on terms consistent with this subsection 2.11.

(d) Any Loans made in respect of any such Specified Refinancing Facility shall be made by creating a new Tranche. Each Specified Refinancing Facility made available pursuant to this subsection 2.11 shall be in a minimum aggregate amount of at least $10,000,000 and in integral multiples of $5,000,000 in excess thereof (or such lower minimum amounts or multiples as agreed to by the Administrative Agent in its reasonable discretion). Any Specified Refinancing Amendment may provide for the issuance of Letters of Credit for the account of the Borrower or any Restricted Subsidiary, or the provision to the Borrower of Swing Line Loans, pursuant to any Specified Refinancing Revolving Facility established thereby; provided that no Issuing Bank or Swing Line Lender shall be obligated to provide any such Letters of Credit or Swing Line Loans unless it has consented (in its sole discretion) to the applicable Specified Refinancing Amendment.

(e) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Specified Refinancing Amendment. Each of the parties hereto hereby agrees that, upon the effectiveness of any Specified Refinancing Amendment, this Agreement and any other Loan Documents shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Specified Refinancing Facilities Incurred pursuant thereto (including the addition of such Specified Refinancing Facilities as separate “Facilities” and “Tranches” hereunder and treated in a manner consistent with the Facilities being refinanced, including for purposes of prepayments and voting). In addition, if so provided in the relevant Specified Refinancing Amendment and with the consent of each issuer of Letters of Credit, participations in Letters of Credit expiring on or after the scheduled Maturity Date in respect of the respective Tranche of Revolving Loans or commitments shall be reallocated from Lenders holding Revolving Commitments to Lenders holding commitments under Specified Refinancing Revolving Facilities in accordance with the terms of such Specified Refinancing Amendment; provided, however, that such participation interests shall, upon receipt thereof by the relevant Lenders holding commitments under such Specified Refinancing Revolving Facilities, be deemed to be participation interests in respect of such commitments under such Specified Refinancing Revolving Facilities and the terms of such participation interests (including the commission applicable thereto) shall be adjusted accordingly.

(f) The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this subsection 2.11 and hereby waive the requirements of any provision of this Agreement (including subsections 3.8) or any other Loan Document that may otherwise prohibit any such Specified Refinancing Facility or any other transaction contemplated by this subsection 2.11.

SECTION 3 GENERAL PROVISIONS.

3.1 Interest Rates and Payment Dates.

(a) Each Term Benchmark Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to Adjusted Term SOFR determined for such day plus the Applicable Margin in effect for such day.

(b) Each ABR Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the ABR for such day plus the Applicable Margin in effect for such day.

(c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any letter of credit commission, letter of credit fee or other amount payable hereunder shall not be paid when due (whether at the Stated Maturity, by acceleration or otherwise), such overdue amount

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shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the relevant foregoing provisions of this subsection 3.1 plus 2.00%, (y) in the case of overdue interest, the rate that would be otherwise applicable to principal of the related Loan pursuant to the relevant foregoing provisions of this subsection 3.1 (other than clause (x) above) plus 2.00% and (z) in the case of other amounts, the rate described in paragraph (b) of this subsection 3.1 for ABR Loans plus 2.00%, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment); provided that (1) no amount shall be payable pursuant to this subsection 3.1(c) to a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (2) no amounts shall accrue pursuant to this subsection 3.1(c) on any overdue amount or other amount payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender.

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this subsection shall be payable from time to time on demand.

(e) It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, it is stipulated and agreed that the aggregate of all amounts which constitute interest under applicable usury laws, whether contracted for, charged, taken, reserved, or received, in connection with the indebtedness evidenced by this Agreement or any Notes, or any other document relating or referring hereto or thereto, now or hereafter existing, shall never exceed under any circumstance whatsoever the maximum amount of interest allowed by applicable usury laws.

3.2 Conversion and Continuation Options.

(a) The Borrower may elect from time to time to convert outstanding Loans made or outstanding from Term Benchmark Loans to ABR Loans by giving the Administrative Agent at least two Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior irrevocable notice of such election, provided that any such conversion of Term Benchmark Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert outstanding Loans from ABR Loans to Term Benchmark Loans by giving the Administrative Agent at least three Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior irrevocable notice of such election. Any such notice of conversion to Term Benchmark Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Term Benchmark Loans and ABR Loans may be converted as provided herein, provided that (i) (unless the Required Lenders otherwise consent) no Loan may be converted into a Term Benchmark Loan when any Default or Event of Default has occurred and is continuing and the Administrative Agent has given notice to the Borrower that no such conversions may be made and (ii) no Loan may be converted into a Term Benchmark Loan after the date that is one month prior to the applicable Maturity Date.

(b) Any Term Benchmark Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Administrative Agent of the length of the next Interest Period to be applicable to such Loan, determined in accordance with the applicable provisions of the term “Interest Period” set forth in subsection 1.1, provided that no Term Benchmark Loan may be continued as such (i) (unless the Required Lenders otherwise consent) when any Default or Event of Default has occurred and is continuing and the Administrative Agent has given notice to the Borrower that no such continuations may be made or (ii) after the date that is one month prior to the applicable Maturity Date, and provided further, if the Borrower shall fail to give any required notice as described above in this subsection 3.2(b) or if such continuation is not permitted pursuant to the preceding proviso, such Term Benchmark Loans shall be automatically converted to ABR Loans on the last day of

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such then expiring Interest Period. Upon receipt of any such notice of continuation pursuant to this subsection 3.2(b), the Administrative Agent shall promptly notify each affected Lender thereof.

3.3 Minimum Amounts of Sets. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Term Benchmark Loans comprising each Set shall be equal to $5.0 million or a whole multiple of $1.0 million in excess thereof, and so that there shall not be more than 15 Sets in any one Tranche at any one time outstanding.

3.4 Optional and Mandatory Prepayments

(a) (i) Optional Prepayment of the Term Loans. The Borrower may at any time and from time to time prepay the Term Loans made to it in whole or in part, subject to subsection 3.12, without premium or penalty, upon notice by the Borrower to the Administrative Agent prior to 1:00 P.M., New York City time at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Term Benchmark Loans), or prior to 12:00 P.M., New York City time (or such later time as may be agreed by the Administrative Agent in its reasonable discretion) on the date of prepayment (in the case of ABR Loans). Such notice shall specify the date and amount of prepayment, whether the prepayment is of Term Benchmark Loans, ABR Loans or a combination thereof, and, if a combination thereof, the principal amount allocable to each, the applicable Tranche being repaid and if a combination thereof the principle amount allocable to each. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. If any such notice is given and is not revoked, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Term Benchmark Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to subsection 3.12 and accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans pursuant to this subsection 3.4(a) shall be applied to the respective installments of principal of such Term Loans in such order as the Borrower may direct. Partial prepayments pursuant to this subsection 3.4(a) shall be in multiples of $1.0 million; provided that, notwithstanding the foregoing, any Tranche of Term Loans may be prepaid in its entirety. Each prepayment of Initial Term B Loans pursuant to this subsection 3.4(a) made on or prior to the six-month anniversary of the ~~2021~~2024 Amendment Effective Date in an amount equal to the Net Cash Proceeds received by the Borrower or any Restricted Subsidiary from its Incurrence of new term loans secured on an equal and ratable basis with the Initial Term B Loans in a Repricing Transaction shall be accompanied by the payment of the fee required by subsection 3.4(i).

(ii) Prepayment of the Revolving Loans; Termination or Reduction of Revolving Commitments.

(A) The Borrower may at any time and from time to time prepay the Revolving Loans made to it and the Reimbursement Obligations in respect of Letters of Credit issued for its account in whole or in part, subject to subsection 3.12, without premium or penalty, upon notice to the Administrative Agent at least three Business Days (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) prior to the date of prepayment (in the case of Term Benchmark Loans), or at least one Business Day (or such shorter period as may be agreed by the Administrative Agent in its reasonable

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discretion) prior to the date of prepayment (in the case of ABR Loans other than Swing Line Loans) or same day notice (in the case of Swing Line Loans and Reimbursement Obligations). Such notice shall specify the date and amount of prepayment and whether the prepayment is (i) of Initial Revolving Loans, Incremental Revolving Loans, Extended Revolving Loans, Specified Refinancing Revolving Loans or Swing Line Loans, or a combination thereof, and (ii) of Term Benchmark Loans, ABR Loans or a combination thereof and, in each case if a combination thereof, the principal amount allocable to each and, in the case of any prepayment of Reimbursement Obligations, the date and amount of prepayment, the identity of the applicable Letter of Credit or Letters of Credit and the amount allocable to each of such Reimbursement Obligations. Any such notice may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Upon the receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. If any such notice is given and not revoked, the amount specified in such notice shall be due and payable on the date specified therein, together with (if a Term Benchmark Loan is prepaid other than at the end of the Interest Period applicable thereto) any amounts payable pursuant to subsection 3.12. Partial prepayments of the Revolving Loans and the Reimbursement Obligations pursuant to this subsection 3.4(a) shall (unless the Borrower otherwise directs) be applied, first, to payment of the Swing Line Loans then outstanding, second, to payment of the Revolving Loans then outstanding, third, to payment of any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligation on terms reasonably satisfactory to the applicable Issuing Bank. Partial prepayments of Revolving Loans pursuant to this subsection 3.4(a) shall be in whole multiples of $1,000,000; provided that, notwithstanding the foregoing, any Loan may be prepaid in its entirety.

(B) The Borrower shall have the right, upon not less than three Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice to the Administrative Agent (which will promptly notify the Lenders thereof), to terminate the Initial Revolving Commitments, Incremental Revolving Commitments of any Tranche, the Extended Revolving Commitments of any Tranche or the Specified Refinancing Revolving Commitments of any Tranche or, from time to time, to reduce the amount of Initial Revolving Commitments, Incremental Revolving Commitments of any Tranche, Extended Revolving Commitments of any Tranche or Specified Refinancing Revolving Commitments of any Tranche; provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swing Line Loans made on the effective date thereof, the aggregate principal amount of the Revolving Loans and Swing Line Loans then outstanding, when added to the sum of the then outstanding L/C Obligations, would exceed the Revolving Commitments then in effect and provided, further, that notwithstanding anything to the contrary in this Agreement, the Borrower may condition such notice upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any such reduction shall be in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the applicable Revolving Commitments then in effect.

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(C) The Borrower shall prepay all Swing Line Loans then outstanding simultaneously with each borrowing of Revolving Loans. Upon the Incurrence by the Borrower or any Restricted Subsidiary of any Specified Refinancing Revolving Loans, the Borrower shall prepay an aggregate principal amount of the Tranche of Revolving Loans being refinanced in an amount equal to 100% of all Net Cash Proceeds received therefrom promptly (and in any event within five Business Days) following receipt thereof by the Borrower or such Restricted Subsidiary.

(D) In the event that on any date the Administrative Agent calculates that the Aggregate Outstanding Revolving Credit with respect to all of the Lenders (including the Swing Line Lender) exceeds the aggregate Revolving Commitments then in effect, the Administrative Agent will give notice to such effect to the Borrower and the Lenders. Following receipt of any such notice, the Borrower will, as soon as practicable but in any event within five Business Days of receipt of such notice, first, make such repayments or prepayments of Loans (together with interest accrued to the date of such repayment or prepayment), second, pay any Reimbursement Obligations then outstanding and, third, cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the applicable Issuing Bank as shall be necessary to cause the Aggregate Outstanding Revolving Credit with respect to all of the Lenders (including the Swing Line Lender) to no longer exceed the aggregate Revolving Commitments then in effect. If any such repayment or prepayment of a Term Benchmark Loan pursuant to this subsection 3.4(a)(ii)(D) occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to the Lenders such amounts, if any, as may be required pursuant to subsection 3.12.

(b) If on or after the ~~2021~~2024 Amendment Effective Date the Borrower or any Restricted Subsidiary shall Incur Indebtedness for borrowed money (other than Indebtedness permitted pursuant to subsection 7.1 (other than Specified Refinancing Term Loans)), then, in each case, the Borrower shall prepay, in accordance with subsections 3.4(e) and (f), the Term Loans (or in the case of the Incurrence of any Specified Refinancing Term Loans, the Tranche of Term Loan being refinanced) in an amount equal to (i) 100% of the Net Cash Proceeds thereof minus (ii) the portion of such Net Cash Proceeds applied (to the extent the Borrower or any Restricted Subsidiary is required by the terms thereof) to prepay, repay or purchase other Pari Passu Indebtedness on a no more than pro rata basis with the Term Loans, in each case with such prepayment to be made on or before the fifth Business Day following notice given to each Lender of the Prepayment Date as contemplated by subsection 3.4(f).

(c) On a date within 120 days after the last day of each fiscal year of the Borrower ending on or after December 31, ~~2021~~2025 (each, an “ECF Payment Date”), the Borrower shall, in accordance with subsections 3.4(e) and (f), prepay the Term Loans in an amount equal to (A)(i) the ECF Percentage of the Borrower’s Excess Cash Flow for the immediately preceding fiscal year minus (ii) the sum of (x) (without giving effect to prepayments, repayments, repurchases or retirements previously deducted pursuant to clause (y) below) the aggregate principal amount of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) prepaid pursuant to subsection 3.4(a), any Revolving Loans (including Incremental Revolving Loans, Extended Revolving Loans and Specified Refinancing Revolving Loans) prepaid to the extent accompanied by a corresponding permanent Revolving Commitment reduction, Pari Passu Indebtedness (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, repaid, repurchased or retired and any prepayment of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) pursuant to subsection 3.4(j) (provided that such deduction for prepayments pursuant to subsection 3.4(j) shall be limited to the actual cash amount of such

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prepayment) in each case during such fiscal year and (y) the aggregate principal amount of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) prepaid pursuant to subsection 3.4(a), any Revolving Loans (including Incremental Revolving Loans, Extended Revolving Loans and Specified Refinancing Revolving Loans) prepaid to the extent accompanied by a corresponding permanent Revolving Commitment reduction, Pari Passu Indebtedness (in the case of revolving loans, to the extent accompanied by a corresponding permanent commitment reduction) voluntarily prepaid, repaid, repurchased or retired and any prepayment of Term Loans (including Incremental Term Loans, Extended Term Loans and Specified Refinancing Term Loans) pursuant to subsection 3.4(j) (provided that such deduction for prepayments pursuant to subsection 3.4(j) shall be limited to the actual cash amount of such prepayment) in each case since the end of such fiscal year and on or prior to such ECF Payment Date, in each case excluding prepayments funded with proceeds from the Incurrence of long-term Indebtedness minus (iii) without duplication of amounts deducted pursuant to this clause (iii) in prior years, the amount of Capital Expenditures either made in cash or accrued during such fiscal year (provided that, whether any such Capital Expenditures shall be deducted for the period in which cash payments for such Capital Expenditures have been paid or the period in which such Capital Expenditures have been accrued shall be at the Borrower’s election; provided, further that, in no case shall any accrual of a Capital Expenditure which has previously been deducted give rise to a subsequent deduction upon the making of such Capital Expenditure in cash in the same or any subsequent period), except to the extent that such Capital Expenditures were financed with the proceeds of long-term Indebtedness of the Borrower or the Restricted Subsidiaries (unless such Indebtedness has been repaid) minus (iv) without duplication of amounts deducted pursuant to this clause (iv) in prior fiscal years, the aggregate amount of cash consideration paid by the Borrower and the Restricted Subsidiaries (on a Consolidated basis) in connection with Investments (including acquisitions, but excluding Capital Expenditures that constitute Investments) made during such fiscal year constituting “Permitted Investments” (other than Permitted Investments of the type described in clause (iii) of the definition thereof and intercompany Investments by and among the Borrower and its Restricted Subsidiaries) or made pursuant to subsection 7.5 of this Agreement or the Original Credit Agreement to the extent that such Investments were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries minus (v) the amount of Restricted Payments (other than Investments) made in cash during such fiscal year (on a Consolidated basis) by the Borrower and the Restricted Subsidiaries pursuant to subsection 7.5(b) of this Agreement or the Original Credit Agreement (other than clauses (vi) and (xvii) of subsections 7.5(b) of this Agreement or the Original Credit Agreement) to the extent such Restricted Payments were financed with internally generated cash flow of the Borrower and the Restricted Subsidiaries (the amount described in this clause (A), the “ECF Prepayment Amount”) minus (B) the portion of such ECF Prepayment Amount applied (to the extent the Borrower or any Subsidiary is required by the terms thereof) to prepay, repay or purchase other Pari Passu Indebtedness on no more than a pro rata basis with the Term Loans; provided, however, that no prepayment shall be required under this subsection 3.4(c) unless the ECF Prepayment Amount would exceed $25.0 million (and shall thereafter be required only in respect of such excess). For the avoidance of doubt, for purposes of this subsection 3.4(c), proceeds from the Incurrence of long-term Indebtedness shall not be deemed to include proceeds from the Incurrence of Indebtedness under the Revolving Commitments, any Special Purpose Financing or any other revolving credit or working capital financing.

(d) The Borrower shall, in accordance with subsections 3.4(e) and 3.4(f), prepay the Term Loans to the extent required by subsection 7.4(b)(ii) (subject to subsection 7.4(c)).

(e) Subject to the last sentence of subsection 3.4(f) and subsection 3.4(k), each prepayment of Term Loans pursuant to subsection 3.4(b), (c) or (d) (other than a prepayment with the proceeds of Specified Refinancing Term Loans) shall be allocated pro rata among the Initial Term Loans, the Incremental Term Loans, the Extended Term Loans and the Specified Refinancing Term Loans;

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provided, that at the request of the Borrower, in lieu of such application on a pro rata basis among all Tranches of Term Loans, such prepayment may be applied to any Tranche of Term Loans so long as the maturity date of such Tranche of Term Loans precedes the maturity date of each other Tranche of Term Loans then outstanding or, in the event more than one Tranche of Term Loans shall have an identical maturity date that precedes the maturity date of each other Tranche of Term Loans then outstanding, to such Tranches on a pro rata basis. Each prepayment of Term Loans pursuant to subsection 3.4(a)(i) shall be applied within each applicable Tranche of Term Loans to the respective installments of principal thereof in the manner directed by the Borrower (or, if no such direction is given, in direct order of maturity). Each prepayment of Term Loans pursuant to subsection 3.4(b), (c) or (d) shall be applied within each applicable Tranche of Term Loans, first, to the accrued interest on the principal amount of Term Loans being prepaid and, second, to the respective installments of principal thereof in the manner directed by the Borrower (or, if no such direction is given in direct order of maturity). Notwithstanding any other provision of this subsection 3.4, a Lender may, at its option, and if agreed by the Borrower, in connection with any prepayment of Term Loans pursuant to subsection 3.4(a), (b), (c) or (d), exchange such Lender’s portion of the Term Loan to be prepaid for Rollover Indebtedness, in lieu of such Lender’s pro rata portion of such prepayment (and any such Term Loans so exchanged shall be deemed repaid for all purposes under the Loan Documents).

(f) The Borrower shall give notice to the Administrative Agent of any mandatory prepayment of the Term Loans (x) pursuant to subsection 3.4(c), no later than three Business Days prior to the date on which such payment is due and (y) pursuant to subsection 3.4(b) or (d), promptly within five Business Days upon becoming obligated to make such prepayment. Such notice shall state that the Borrower is offering to make such mandatory prepayment (x) on or before a date that is three Business Days after the date of such notice in the case of any prepayment pursuant to subsection 3.4(c), (y) on or before the date specified in subsection 3.4(b), in the case of a prepayment pursuant to subsection 3.4(b) or (z) on or before the date specified in subsection 7.4, in the case of a prepayment pursuant to subsection 3.4(d) (any such date of prepayment, a “Prepayment Date”). Subject to the following sentence, once given, such notice shall be irrevocable and all amounts subject to such notice shall be due and payable on the relevant Prepayment Date as required by this subsection 3.4 (except as otherwise provided in the last sentence of this subsection 3.4(f)). Any such notice of prepayment pursuant to subsection 3.4(b), (c) or (d) may state that such notice is conditioned upon the occurrence or non-occurrence of any event specified therein (including the effectiveness of other credit facilities), in which case such notice may be revoked by the Borrower (by written notice to the Administrative Agent, on or prior to the specified effective date) if such condition is not satisfied. Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately give notice to each Lender of the prepayment and the relevant Prepayment Date. In the case of any prepayment pursuant to subsection 3.4(b), the Borrower (in its sole discretion) may give each Lender the option (in its sole discretion) to elect to decline any such prepayment by giving notice of such election in writing to the Administrative Agent by 11:00 A.M., New York City time, on the date that is three Business Days prior to the Prepayment Date (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion). In the case of any prepayment pursuant to subsections 3.4(c) or (d), each Lender may (in its sole discretion) elect to decline any such prepayment by giving notice of such election in writing to the Administrative Agent by 11:00 A.M., New York City time, on the date that is three Business Days prior to the Prepayment Date (or such shorter period as may be agreed to by the Administrative Agent in its reasonable discretion). Upon receipt by the Administrative Agent of such notice, the Administrative Agent shall immediately notify the Borrower of such election. Any amount so declined by any Lender may, at the option of the Borrower, be applied to pay or prepay the Term Loans of Lenders not declining such prepayment, in the manner described in subsection 3.4(e), or other obligations under the other Credit Facilities, or otherwise be retained by the Borrower and its Restricted Subsidiaries or applied by the Borrower or any of its Restricted Subsidiaries in any manner not prohibited by this Agreement.

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(g) Amounts prepaid on account of Term Loans pursuant to subsection 3.4(a), (b), (c) or (d) may not be reborrowed.

(h) Notwithstanding the foregoing provisions of this subsection 3.4, if at any time any prepayment of the Loans pursuant to subsection 3.4(a), (b), (c) or (d) would result, after giving effect to the procedures set forth in this Agreement, in the Borrower Incurring breakage costs under subsection 3.12 as a result of Term Benchmark Loans being prepaid other than on the last day of an Interest Period with respect thereto, then, the Borrower may, so long as no Default or Event of Default shall have occurred and be continuing, in its sole discretion, initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of such Term Benchmark Loans with the Administrative Agent (which deposit must be equal in amount to the amount of such Term Benchmark Loans not immediately prepaid), to be held as security for the obligations of the Borrower to make such prepayment pursuant to a cash collateral agreement to be entered into on terms reasonably satisfactory to the Administrative Agent with such cash collateral to be directly applied upon the first occurrence thereafter of the last day of an Interest Period with respect to such Term Benchmark Loans (or such earlier date or dates as shall be requested by the Borrower); provided that such unpaid Term Benchmark Loans shall continue to bear interest in accordance with subsection 3.1 until such unpaid Term Benchmark Loans have been prepaid. In addition, if the Borrower reasonably determines in good faith that any amounts attributable to Foreign Subsidiaries that are required to be applied to prepay Term Loans pursuant to subsection 3.4(b) or (c) would result in material adverse tax consequences to Borrower or any of its Restricted Subsidiaries, then the Borrower shall not be required to prepay such amounts as required thereunder; provided that the Borrower shall take commercially reasonable actions to permit repatriation of the proceeds subject to such prepayments in order to effect such prepayments without incurring material adverse tax consequences.

(i) Notwithstanding the foregoing, if on or prior to the date that is six months after the ~~2021~~2024 Amendment Effective Date the Borrower makes a voluntary prepayment of any outstanding Initial Term B Loans pursuant to a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each Initial Term B Loan Lender, a prepayment premium of 1.0% of the aggregate principal amount of Initial Term B Loans being prepaid. If, on or prior to the date that is six months after the ~~2021~~2024 Amendment Effective Date, any Initial Term B Loan Lender is replaced pursuant to subsection 10.1(g) in connection with any amendment of this Agreement (including in connection with any refinancing transaction permitted under subsection 10.6(g) to replace the Initial Term B Loans) that results in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to subsection 2.5(e) or 10.1(g)) shall receive a fee equal to 1.0% of the principal amount of the Initial Term B Loans of such Lender assigned to a replacement Lender pursuant to subsection 2.5(e) or 10.1(g).

(j) Discounted Term Loan Prepayments. Notwithstanding anything in any Loan Document to the contrary, the Borrower may prepay the outstanding Term Loans on the following basis:

(i) Right to Prepay. The Borrower shall have the right to make a voluntary prepayment of Term Loans at a discount to par (such prepayment, the “Discounted Term Loan Prepayment”) pursuant to a Borrower Offer of Specified Discount Prepayment, a Borrower Solicitation of Discount Range Prepayment Offers, or a Borrower Solicitation of Discounted Prepayment Offers, in each case made in accordance with this subsection 3.4(j); provided that (x) at the time of such Discounted Term Loan Prepayment, after giving effect thereto, Total Liquidity is equal to or greater than $250.0 million and (y) the Borrower shall not initiate any action under this subsection 3.4(j) in order to make a Discounted Term Loan Prepayment unless (1) at least 10 Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by the Borrower on the applicable Discounted

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Prepayment Effective Date (or such shorter period as agreed to by the Administrative Agent in its reasonable discretion); or (2) at least three Business Days shall have passed since the date the Borrower was notified that no Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of the Borrower’s election not to accept any Solicited Discounted Prepayment Offers made by a Lender (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion). Each Lender participating in any Discounted Term Loan Prepayment acknowledges and agrees that in connection with such Discounted Term Loan Prepayment, (1) the Borrower then may have, and later may come into possession of, information regarding the Term Loans or the Loan Parties hereunder that is not known to such Lender and that may be material to a decision by such Lender to participate in such Discounted Term Loan Prepayment (“Excluded Information”), (2) such Lender, independently and without reliance on the Borrower, any of its Subsidiaries, the Administrative Agent or any of their respective Affiliates, has made its own analysis and determination to participate in such Discounted Term Loan Prepayment notwithstanding such Lender’s lack of knowledge of the Excluded Information and (3) none of the Borrower, its Subsidiaries, the Administrative Agent, or any of their respective Affiliates shall have any liability to such Lender, and such Lender hereby waives and releases, to the extent permitted by law, any claims such Lender may have against the Borrower, its Subsidiaries, the Administrative Agent, and their respective Affiliates, under applicable laws or otherwise, with respect to the nondisclosure of the Excluded Information. Each Lender participating in any Discounted Term Loan Prepayment further acknowledges that the Excluded Information may not be available to the Administrative Agent or the other Lenders. Any Term Loans prepaid pursuant to this subsection 3.4(j) shall be immediately and automatically cancelled.

(ii) Borrower Offer of Specified Discount Prepayment.

(1) The Borrower may from time to time offer to make a Discounted Term Loan Prepayment by providing the Administrative Agent with three Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice in the form of a Specified Discount Prepayment Notice; provided that (I) any such offer shall be made available, at the sole discretion of the Borrower, to each Lender or to each Lender with respect to any Tranche on a Tranche by Tranche basis, (II) any such offer shall specify the aggregate Outstanding Amount offered to be prepaid (the “Specified Discount Prepayment Amount”), the Tranches of Term Loans subject to such offer and the specific percentage discount to par value (the “Specified Discount”) of the Outstanding Amount of such Loans to be prepaid, (III) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $500,000 in excess thereof, and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Administrative Agent will promptly provide each relevant Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Lender to the Administrative Agent (or its delegate) by no later than 5:00 P.M., New York City time, on the third Business Day after the date of delivery of such notice to the relevant Lenders (or such later date designated by the Administrative Agent and approved by the Borrower) (the “Specified Discount Prepayment Response Date”).

(2) Each relevant Lender receiving such offer shall notify the Administrative Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its relevant then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount of such

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Lender’s Outstanding Amount and Tranches of Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Lender whose Specified Discount Prepayment Response is not received by the Administrative Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept such Borrower Offer of Specified Discount Prepayment.

(3) If there is at least one Discount Prepayment Accepting Lender, the Borrower will make prepayment of outstanding Term Loans pursuant to this paragraph (ii) to each Discount Prepayment Accepting Lender in accordance with the respective Outstanding Amount and Tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to the foregoing clause (2); provided that, if the aggregate Outstanding Amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective Outstanding Amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Administrative Agent (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Administrative Agent shall promptly, and in any case within three Business Days following the Specified Discount Prepayment Response Date, notify (I) the Borrower of the respective Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate Outstanding Amount of the Discounted Term Loan Prepayment and the Tranches to be prepaid, (II) each Lender of the Discounted Prepayment Effective Date, and the aggregate Outstanding Amount and the Tranches of all Term Loans to be prepaid at the Specified Discount on such date, and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the Outstanding Amount, Tranche and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Administrative Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by the Borrower on the Discounted Prepayment Effective Date in accordance with paragraph (vi) below (subject to paragraph (x) below).

(iii) Borrower Solicitation of Discount Range Prepayment Offers.

(1) The Borrower may from time to time solicit Discount Range Prepayment Offers by providing the Administrative Agent with three Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice in the form of a Discount Range Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to each Lender or to each Lender with respect to any Tranche on a Tranche by Tranche basis, (II) any such notice shall specify the maximum aggregate Outstanding Amount of the applicable Term Loans that the Borrower is willing to prepay at a discount (the “Discount Range Prepayment Amount”), the Tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the Outstanding Amount of such Term Loans willing to be prepaid by the Borrower, (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $500,000 in excess thereof, and (IV) each such solicitation by the Borrower shall remain outstanding through the Discount Range Prepayment Response Date. The Administrative Agent will promptly provide each applicable Term Loan Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding applicable Term Loan Lender to the Administrative Agent (or its delegate) by no later

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than 5:00 P.M., New York City time, on the third Business Day after the date of delivery of such notice to the applicable Term Loan Lenders (or such later date as may be designated by the Administrative Agent and approved by the Borrower) (the “Discount Range Prepayment Response Date”). Each applicable Term Loan Lender’s Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans and the maximum aggregate Outstanding Amount and Tranches of such Term Loans such Lender is willing to have prepaid at the Submitted Discount (the “Submitted Amount”). Any Term Loan Lender whose Discount Range Prepayment Offer is not received by the Administrative Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(2) The Administrative Agent shall review all Discount Range Prepayment Offers received by it by the Discount Range Prepayment Response Date and will determine (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this paragraph (iii). The Borrower agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Administrative Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate Outstanding Amount equal to the lesser of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following clause (3)) at the Applicable Discount (each such Lender, a “Participating Lender”).

(3) If there is at least one Participating Lender, the Borrower will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate Outstanding Amount and of the Tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the Outstanding Amount of the applicable Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Administrative Agent (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Administrative Agent shall promptly, and in any case within three Business Days following the Discount Range Prepayment Response Date, notify (w) the Borrower of the respective Term Loan Lenders’ responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate Outstanding Amount of the Discounted Term Loan Prepayment and the Tranches to be prepaid, (x) each applicable Term Loan Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate Outstanding Amount and Tranches of all Term Loans to be prepaid at the Applicable Discount on such date, (y) each Participating Lender of the aggregate Outstanding

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Amount and Tranches of such Lender to be prepaid at the Applicable Discount on such date, and (z) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Administrative Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Borrower shall be due and payable by such Borrower on the Discounted Prepayment Effective Date in accordance with paragraph (vi) below (subject to paragraph (x) below).

(iv) Borrower Solicitation of Discounted Prepayment Offers. (1) The Borrower may from time to time solicit Solicited Discounted Prepayment Offers by providing the Administrative Agent with three Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) notice in the form of a Solicited Discounted Prepayment Notice; provided that (I) any such solicitation shall be extended, at the sole discretion of the Borrower, to each Term Loan Lender or to each Lender or to each Lender with respect to any Tranche on a Tranche by Tranche basis, (II) any such notice shall specify the maximum aggregate Outstanding Amount of the Term Loans and the Tranches of Term Loans the Borrower is willing to prepay at a discount (the “Solicited Discounted Prepayment Amount”), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $5,000,000 and whole increments of $500,000 in excess thereof, and (IV) each such solicitation by the Borrower shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Administrative Agent will promptly provide each applicable Term Loan Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Term Loan Lender to the Administrative Agent (or its delegate) by no later than 5:00 P.M., New York City time on the third Business Day after the date of delivery of such notice to the applicable Term Loan Lenders (or such later date as may be designated by the Administrative Agent and approved by the Borrower) (the “Solicited Discounted Prepayment Response Date”). Each Term Loan Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Loan Lender is willing to allow prepayment of its then outstanding Term Loans and the maximum aggregate Outstanding Amount and Tranches of such Term Loans (the “Offered Amount”) such Lender is willing to have prepaid at the Offered Discount. Any Term Loan Lender whose Solicited Discounted Prepayment Offer is not received by the Administrative Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount to their par value.

(2) The Administrative Agent shall promptly provide the Borrower with a copy of all Solicited Discounted Prepayment Offers received by it by the Solicited Discounted Prepayment Response Date. The Borrower shall review all such Solicited Discounted Prepayment Offers and select, at its sole discretion, the smallest of the Offered Discounts specified by the relevant responding Term Loan Lenders in the Solicited Discounted Prepayment Offers that the Borrower is willing to accept (the “Acceptable Discount”), if any. If the Borrower elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by the Borrower from the Administrative Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this clause (2) (the “Acceptance Date”), the Borrower shall submit an Acceptance and Prepayment Notice to the Administrative Agent setting forth the Acceptable Discount. If the Administrative Agent shall fail to receive an Acceptance and Prepayment Notice from the Borrower by the Acceptance Date, the Borrower shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

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(3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Administrative Agent by the Solicited Discounted Prepayment Response Date, within three Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Administrative Agent will determine (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) the aggregate Outstanding Amount and the Tranches of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the Borrower at the Acceptable Discount in accordance with this subsection 3.4(j)(iv). If the Borrower elects to accept any Acceptable Discount, then the Borrower agrees to accept all Solicited Discounted Prepayment Offers received by the Administrative Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Lender that has submitted a Solicited Discounted Prepayment Offer to accept prepayment at an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required proration pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Borrower will prepay outstanding Term Loans pursuant to this paragraph (3) to each Qualifying Lender in the aggregate Outstanding Amount and of the Tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the Outstanding Amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Administrative Agent (in consultation with the Borrower and subject to rounding requirements of the Administrative Agent made in its reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination Date, the Administrative Agent shall promptly notify (w) the Borrower of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the Tranches to be prepaid, (x) each applicable Term Loan Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the Tranches to be prepaid at the Applicable Discount on such date, (y) each Qualifying Lender of the aggregate Outstanding Amount and the Tranches of such Lender to be prepaid at the Acceptable Discount on such date, and (z) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Administrative Agent of the amounts stated in the foregoing notices to the Borrower and Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Borrower shall be due and payable by such Borrower on the Discounted Prepayment Effective Date in accordance with paragraph (vi) below (subject to paragraph (x) below).

(v) Expenses. In connection with any Discounted Term Loan Prepayment, the Borrower and the Lenders acknowledge and agree that the Administrative Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses of the Administrative Agent from the Borrower in connection therewith.

(vi) Payment. If any Term Loan is prepaid in accordance with paragraphs (ii) through (iv) above, the Borrower shall prepay such Term Loans on the Discounted Prepayment Effective Date. The Borrower shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as

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applicable, at the Administrative Agent’s Office and in immediately available funds not later than 11:00 A.M. ~~(~~, New York City time~~)~~, on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installment of the Term Loans to be paid on the Maturity Date in respect thereof. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. The aggregate Outstanding Amount of the Tranches of the Term Loans outstanding shall be deemed reduced by the full par value of the aggregate Outstanding Amount of the Tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. The Lenders hereby agree that, in connection with a prepayment of Term Loans pursuant to this subsection 3.4(j) and notwithstanding anything to the contrary contained in this Agreement, (i) interest in respect of the Term Loans may be made on a non-pro rata basis among the Lenders holding such Loans to reflect the payment of accrued interest to certain Lenders as provided in this subsection 3.4(j)(vi) and (ii) all subsequent prepayments and repayments of the Term Loans (except as otherwise contemplated by this Agreement) shall be made on a pro rata basis among the respective Lenders based upon the then outstanding principal amounts of the Term Loans then held by the respective Lenders after giving effect to any prepayment pursuant to this subsection 3.4(j) as if made at par. It is also understood and agreed that prepayments pursuant to this subsection 3.4(j) shall not be subject to subsection 3.4(a), or, for the avoidance of doubt, subsection 10.7(a) or the pro rata allocation requirements of subsection 3.8(a).

(vii) Other Procedures. To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this subsection 3.4(j), established by the Administrative Agent acting in its reasonable discretion and as reasonably agreed by the Borrower.

(viii) Notice. Notwithstanding anything in any Loan Document to the contrary, for purposes of this subsection 3.4(j), each notice or other communication required to be delivered or otherwise provided to the Administrative Agent (or its delegate) shall be deemed to have been given upon the Administrative Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(ix) Actions of Administrative Agent. Each of the Borrower and the Lenders acknowledges and agrees that the Administrative Agent may perform any and all of its duties under this subsection 3.4(j) by itself or through any Affiliate of the Administrative Agent and expressly consents to any such delegation of duties by the Administrative Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions in this Agreement shall apply to each Affiliate of the Administrative Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this subsection 3.4(j) as well as to activities of the Administrative Agent in connection with any Discounted Term Loan Prepayment provided for in this subsection 3.4(j).

(x) Revocation. The Borrower shall have the right, by written notice to the Administrative Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is so revoked, the Borrower shall not be required to make any prepayment to a Lender pursuant to this subsection 3.4(j)).

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(xi) No Obligation. This subsection 3.4(j) shall not (i) require the Borrower to undertake any prepayment pursuant to this subsection 3.4(j) or (ii) limit or restrict the Borrower from making voluntary prepayments of the Term Loans in accordance with the other provisions of this Agreement.

(k) Notwithstanding anything to the contrary herein, this subsection 3.4 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendments) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of Term Loans added pursuant to subsections 2.5, 2.9 and 2.11, as applicable, or pursuant to any other credit or letter of credit facility added pursuant to subsection 2.9 or 10.1(e).

3.5 Administrative Agent’s Fee; Other Fees.

(a) The Borrower agrees to pay, or cause to be paid, to the Administrative Agent and the Other Representatives any fees in the amounts and on the dates previously agreed to in writing by the Borrower, the Other Representatives and the Administrative Agent in connection with this Agreement.

(b) The Borrower agrees to pay, or cause to be paid, to the Administrative Agent, for the account of each Revolving Lender, a commitment fee (the “Revolving Commitment Fee”) for the period from and including the first day of the applicable Revolving Commitment Period to the applicable Maturity Date, computed at the Applicable Commitment Fee Percentage on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made~~, payable quarterly in arrears on~~. The Revolving Commitment Fee shall accrue through and including the last ~~Business D~~day of each March, June, September and December~~,~~  and ~~on~~be due and payable in arrears on the 15th day after such last day, commencing on the first such date to occur after the 2024 Amendment Effective Date. All accrued and unpaid Revolving Commitment Fees shall be due and payable on the applicable Maturity Date, or such earlier date as the Revolving Commitments shall terminate as provided herein~~, commencing on June 30, 2021~~.

3.6 Computation of Interest and Fees.

(a) Interest (other than interest based on the Prime Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed; and commitment fees and any other fees and interest based on the Prime Rate shall be calculated on the basis of a 365-day year (or 366-day year, as the case may be) for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of each determination of Adjusted Term SOFR. Any change in the interest rate on a Loan resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

(b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower or any Lender, deliver to the Borrower or such Lender a statement showing in reasonable detail the calculations used by the Administrative Agent in determining any interest rate pursuant to subsection 3.1, excluding any ABR Loan which is based upon the Prime Rate.

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3.7 Alternate Rate of Interest.

(a) Subject to clauses (b), (c), (d), (e), and (f) of this subsection 3.7, if prior to the commencement of any Interest Period for a Term Benchmark Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining Adjusted Term SOFR (including because the Term SOFR Reference Rate is not available or published on a current basis), for such Interest Period; or

(ii) the Administrative Agent is advised by the Required Lenders that Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, telecopy or electronic mail as promptly as practicable thereafter and, until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of subsection 3.2 or a new Borrowing Request in accordance with the terms of subsection 2.3, any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Term Benchmark Borrowing and any Borrowing Request that requests a Term Benchmark Revolving Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for an ABR Borrowing. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of the notice from the Administrative Agent referred to in this subsection 3.7(a) with respect to Term SOFR, then until (x) the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the Borrower delivers a new Interest Election Request in accordance with the terms of subsection 3.2 or a new Borrowing Request in accordance with the terms of subsection 2.3, then on the last day of the Interest Period applicable to such Loan, such Loan shall be converted by the Administrative Agent to, and shall constitute, an ABR Loan.

(b) Notwithstanding anything to the contrary herein or in any other Loan Document (and any Swap Agreement shall be deemed not to be a “Loan Document” for purposes of this subsection 3.7), if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark (including any related adjustment) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. ~~(~~, New York City time~~)~~, on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders.

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(c) Notwithstanding anything to the contrary herein or in any other Loan Document, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(d) The Administrative Agent will promptly notify the Borrower and the Lenders of (1) any occurrence of a Benchmark Transition Event (2) the implementation of any Benchmark Replacement, (3) the effectiveness of any Benchmark Replacement Conforming Changes, (4) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (5) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this subsection 3.7, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this subsection 3.7.

(e) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(f) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any request for a Term Benchmark Borrowing into a request for a Borrowing of or conversion to an ABR Borrowing. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of ABR based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of ABR. Furthermore, if any Term Benchmark Loan is outstanding on the date of the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, then until such time as a Benchmark Replacement is implemented pursuant to this subsection 3.7, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan be converted by the Administrative Agent to, and shall constitute, an ABR Loan.

3.8 Pro Rata Treatment and Payments.

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(a) Except as otherwise expressly provided herein, each borrowing of Revolving Loans (other than Swing Line Loans) by the Borrower from the Lenders hereunder shall be made, each payment (except as provided in subsection 3.14) by the Borrower on account of any commitment fee in respect of the Revolving Commitments hereunder and any reduction (except as provided in subsections 2.5, 2.9, 2.11, 3.13(d), 10.1(g) or 10.6(k)) of the Revolving Commitments of the Lenders shall be allocated by the Administrative Agent, pro rata according to the respective Revolving Commitment Percentages of the Lenders (other than payments in respect of any difference in the Applicable Commitment Fee Percentages in respect of any Tranche); provided that at the request of the Borrower, in lieu of such application on a pro rata basis among all Revolving Commitments, such reduction may be applied to any Revolving Commitments so long as the Maturity Date of such Revolving Commitments precedes the Maturity Date of each other Tranche of Revolving Commitments then outstanding or, in the event more than one Tranche of Revolving Commitments shall have an identical Maturity Date that precedes the Maturity Date of each other Tranche of Revolving Commitments then outstanding, to such Tranches on a pro rata basis. Each payment (including each prepayment, but excluding payments made pursuant to subsection 2.5, 2.9, 2.10, 2.11, 3.4(i), 3.9, 3.10, 3.11, 3.12, 3.13(d), 3.14, 10.1(g) or 10.6) by the Borrower on account of principal of and interest on any Tranche of Loans (other than (v) payments in respect of any difference in the Applicable Margin, Adjusted Term SOFR or ABR in respect of any Tranche, (w) any payment pursuant to subsection 3.4(b), (c) or (d), to the extent declined by any Lender as provided in subsection 3.4(f), (x) any payments pursuant to subsection 3.4(j), which shall be allocated as set forth in subsection 3.4(j); (y) any prepayments pursuant to subsection 10.6(h) or 10.6(k) and (z) any payment accompanying a termination of Revolving Commitments pursuant to the provisos to the first sentence of this subsection 3.8(a) which shall be applied to the Revolving Loans outstanding under the Tranches under which Revolving Commitments are being terminated) shall be allocated by the Administrative Agent pro rata according to the respective outstanding principal amounts of such Loans of such Tranche then held by the respective Lenders; provided that a Lender may, at its option, and if agreed by the Borrower, exchange such Lender’s portion of a Term Loan to be prepaid for Rollover Indebtedness, in lieu of such Lender’s pro rata portion of such prepayment, pursuant to the last sentence of subsection 3.4(e). All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees, Reimbursement Obligations or otherwise, shall be made without set-off or counterclaim and shall be made at or prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 P.M., New York City time), on the due date thereof to the Administrative Agent for the account of the Lenders holding the relevant Loans, the L/C Participants, the Administrative Agent, or the Other Representatives, as the case may be, at the Administrative Agent’s Office, and shall be made in Dollars and in immediately available funds. Payments received by the Administrative Agent after such time shall be deemed to have been received on the next Business Day. The Administrative Agent shall distribute such payments to such Lenders, L/C Participants or Other Representatives, as the case may be, if any such payment is received prior to 2:00 P.M., New York City time, on a Business Day, in like funds as received prior to the end of such Business Day, and otherwise the Administrative Agent shall distribute such payment to such Lenders on the next succeeding Business Day. If any payment hereunder (other than payments on the Term Benchmark Loans) becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Term Benchmark Loan becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. This subsection 3.8(a) may be amended in accordance with subsection 10.1(d) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new Tranches added pursuant to subsections 2.5, 2.9 and 2.11, as applicable.

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(b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to such Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower in respect of such borrowing a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent on demand, such amount with interest thereon at a rate equal to the daily average NYFRB Rate. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this subsection 3.8(b) shall be conclusive in the absence of manifest error. If such Lender’s share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, (x) the Administrative Agent shall notify the Borrower of the failure of such Lender to make such amount available to the Administrative Agent and the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder on demand, from the Borrower and (y) then the Borrower may, without waiving or limiting any rights or remedies it may have against such Lender hereunder or under applicable law or otherwise, borrow a like amount on an unsecured basis from any commercial bank for a period ending on the date upon which such Lender does in fact make such borrowing available.

3.9 Illegality. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof occurring after the 2021 Amendment Effective Date shall make it unlawful for any Lender to make or maintain any Term Benchmark Loans as contemplated by this Agreement (“Affected Loans”), (a) such Lender shall promptly give written notice of such circumstances to the Borrower and the Administrative Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (b) the commitment of such Lender hereunder to make Affected Loans, continue Affected Loans as such and convert an ABR Loan to an Affected Loan shall forthwith be cancelled and, until such time as it shall no longer be unlawful for such Lender to make or maintain such Affected Loans, such Lender shall then have a commitment only to make an ABR Loan (or a Swing Line Loan denominated in Dollars) when an Affected Loan is requested and (c) such Lender’s Loans then outstanding as Affected Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Revolving Loans or within such earlier period as required by law. If any such conversion of an Affected Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 3.12.

3.10 Requirements of Law.

(a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof applicable to any Lender, or compliance by any Lender or Issuing Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the 2021 Amendment Effective Date (or, if later, the date on which such Lender becomes a Lender or such Issuing Bank becomes an Issuing Bank):

(i) shall subject such Lender or Issuing Bank to any Tax of any kind whatsoever with respect to any Term Benchmark Loan or Letter of Credit made or maintained or, in the case of Letters of Credit, participated in, by it or any Letter of Credit issued by it as applicable or its obligation to make or maintain Term Benchmark Loans or issue or participate in any Letters of Credit, or change the basis of taxation of payments to such Lender or Issuing Bank in respect thereof in each case, except for (x) Non-Excluded Taxes, (y) taxes measured by or imposed upon net income, or franchise taxes, or taxes measured by or imposed upon overall capital or net worth, or

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branch taxes (in the case of such capital, net worth or branch taxes, imposed in lieu of such net income tax) and (z) Taxes imposed by FATCA, of such Lender or Issuing Bank or its applicable lending office, branch, or any affiliate thereof;

(ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of Adjusted Term SOFR or Term SOFR hereunder; or

(iii) shall impose on such Lender or Issuing Bank any other condition (excluding any tax of any kind whatsoever);

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Term Benchmark Loans or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, upon notice to the Borrower from such Lender or Issuing Bank, through the Administrative Agent, in accordance herewith, the Borrower shall promptly pay such Lender or Issuing Bank, upon its demand, any additional amounts necessary to compensate such Lender or Issuing Bank for such increased cost or reduced amount receivable with respect to such Term Benchmark Loans or Letters of Credit, provided that, in any such case, the Borrower may elect to convert the Term Benchmark Loans made by such Lender hereunder to ABR Loans by giving the Administrative Agent at least one Business Day’s notice (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) of such election, in which case the Borrower shall promptly pay to such Lender, upon demand, without duplication, amounts theretofore required to be paid to such Lender pursuant to this subsection 3.10(a) and such amounts, if any, as may be required pursuant to subsection 3.12. If any Lender or Issuing Bank becomes entitled to claim any additional amounts pursuant to this subsection, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in this paragraph (a) has occurred and describing in reasonable detail the nature of such event, (y) as to the increased cost or reduced amount resulting from such event and (z) as to the additional amount demanded by such Lender or Issuing Bank and a reasonably detailed explanation of the calculation thereof. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender or Issuing Bank, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this subsection 3.10(a), the Borrower shall not be required to compensate a Lender pursuant to this subsection 3.10(a) (i) for any amounts Incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor or (ii) for any amounts, if such Lender is applying this provision to the Borrower in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other syndicated credit agreements to similarly situated borrowers. This subsection 3.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(b) If any Lender or Issuing Bank shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or liquidity or in the interpretation or application thereof or compliance by such Lender or Issuing Bank or any corporation controlling such Lender or Issuing Bank with any request or directive regarding capital adequacy or liquidity (whether or not having the force of law) from any Governmental Authority, in each case, made subsequent to the 2021 Amendment Effective Date, does or shall have the effect of reducing the rate of return on such Lender’s, Issuing Bank’s or such corporation’s capital as a consequence of such Lender’s, Issuing Bank’s obligations or hereunder or in respect of any Letter of Credit to a level below that which such Lender, Issuing Bank or such corporation could have achieved but for such change or compliance (taking into consideration such

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Lender’s, Issuing Bank’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender or Issuing Bank to be material, then from time to time, within ten Business Days after submission by such Lender or Issuing Bank to the Borrower (with a copy to the Administrative Agent) of a written request therefor certifying (x) that one of the events described in this paragraph (b) has occurred and describing in reasonable detail the nature of such event, (y) as to the reduction of the rate of return on capital resulting from such event and (z) as to the additional amount or amounts demanded by such Lender, Issuing Bank or corporation and a reasonably detailed explanation of the calculation thereof, the Borrower shall pay to such Lender or Issuing Bank such additional amount or amounts as will compensate such Lender, Issuing Bank or corporation for such reduction. Such a certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender or Issuing Bank, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. Notwithstanding anything to the contrary in this subsection 3.10(b), the Borrower shall not be required to compensate a Lender pursuant to this subsection 3.10(b) (i) for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender’s intention to claim compensation therefor or (ii) for any amounts, if such Lender is applying this provision to the Borrower in a manner that is inconsistent with its application of “increased cost” or other similar provisions under other syndicated credit agreements to similarly situated borrowers. This subsection 3.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

(c) Notwithstanding anything herein to the contrary, the Dodd Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, regulations, guidelines and directives promulgated thereunder or issued in connection therewith, and all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, in each case shall be deemed to have been enacted, adopted or issued, as applicable, subsequent to the 2021 Amendment Effective Date for all purposes herein.

3.11 Taxes.

(a) Except as provided below in this subsection or as per a Requirement of Law (which term shall include FATCA), all payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of any Taxes; provided that if any Non-Excluded Taxes are required to be withheld from any amounts payable by the Borrower or the Administrative Agent to the Administrative Agent, Issuing Bank or any Lender hereunder or under any Notes, the amounts so payable by the Borrower shall be increased to the extent necessary to yield to such Agent, such Lender or the Issuing Bank (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall be entitled to deduct and withhold, and the Borrower shall not be required to indemnify for, any Non-Excluded Taxes, and any such amounts payable by the Borrower or the Administrative Agent to or for the account of any Agent, Lender or Issuing Bank shall not be increased (x) if such Agent, Lender or Issuing Bank fails to comply with the requirements of paragraph (b), (c) or (d) of this subsection, (y) with respect to any Non-Excluded Taxes imposed in connection with the payment of any fees paid under this Agreement, other than fees paid by or on behalf of a Foreign Subsidiary, unless such Non-Excluded Taxes are imposed (1) as a result of a change in treaty, law or regulation that occurred after such Agent became an Agent hereunder or such Lender became a Lender hereunder or such Issuing Bank becomes an Issuing Bank hereunder (or, if such Agent, Lender or Issuing Bank is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, after the relevant beneficiary or member of such Agent, Lender or Issuing Bank became such a beneficiary or member, if later) (any such change, at such time, a “Change in Law”) or (2) on a Person that is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by the Borrower, at the time such assignment

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was effective, as a result of Change in Law that occurred after the 2021 Amendment Effective Date and such assignee (including, for the avoidance of doubt, any replacement of the Issuing Bank) is subject to the same Change in Law with respect to payments from the Borrower, provided that in no event shall such additional amounts under this clause (2) exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective, or (z) with respect to any Non-Excluded Taxes imposed by the United States or any state or political subdivision thereof, unless such Non-Excluded Taxes are imposed (1) as a result of a Change in Law or (2) on a Person that is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by the Borrower, at the time such assignment was effective, as a result of Change in Law that occurred after the 2021 Amendment Effective Date and such assignee (including, for the avoidance of doubt, any replacement of the Issuing Bank) is subject to the same Change in Law with respect to payments from the Borrower, provided that in no event shall such additional amounts under this clause (2) exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective. Whenever any Non-Excluded Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of such Issuing Bank, Lender or Agent, as the case may be, a certified copy of an original official receipt (or other documentary evidence of such payment reasonably acceptable to the Administrative Agent) received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate Governmental Authority in accordance with applicable law or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall reimburse the Administrative Agent, the Lenders, Issuing Bank and the Agents, within 30 days after demand therefore, for any incremental Taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure. The agreements in this subsection 3.11 shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.

(b) Each Agent, Issuing Bank and each Lender that is a “United States person” (within the meaning of Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or prior to the 2021 Amendment Effective Date or, in the case of an Agent, Issuing Bank or Lender that is an assignee or transferee of an interest under this Agreement pursuant to subsection 10.6, on the date of such assignment or transfer to such Agent, Issuing Bank or Lender, two accurate and complete original signed copies of Internal Revenue Service Form W-9 (or successor form), in each case certifying that such Agent, Issuing Bank or Lender is a “United States person” (within the meaning of Section 7701(a)(30) of the Code) and to such Agent’s, Issuing Bank’s or Lender’s entitlement as of such date to a complete exemption from United States federal backup withholding Tax with respect to payments to be made under this Agreement and under any Note. Each Agent, Issuing Bank and each Lender that is not a “United States person” (within the meaning of Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or prior to the 2021 Amendment Effective Date or, in the case of an Agent, Issuing Bank or Lender that is an assignee or transferee of an interest under this Agreement pursuant to subsection 10.6, on the date of such assignment or transfer to such Agent, Issuing Bank or Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form W-8ECI or Form W-8BEN or W-8 BEN-E (claiming the benefits of an income tax treaty) (or successor forms), in each case certifying to such Agent’s, Issuing Bank’s or Lender’s entitlement as of such date to a complete exemption from United States federal withholding tax with respect to payments to be made under this Agreement and under any Note (ii) if such Agent, Issuing Bank or Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, not a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, and not a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and cannot deliver either Internal Revenue Service Form W-8ECI or Form W-8BEN or W-8 BEN-E (claiming the benefits of an income tax treaty) (or successor form) pursuant to clause (i) above, (x) two certificates substantially in the form of Exhibit B-1 (any such certificate, a “U.S. Tax Compliance Certificate”) and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8BEN or W-8

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BEN-E (claiming the benefits of the portfolio interest exemption) (or successor form) certifying to such Agent’s, Issuing Bank’s or Lender’s entitlement as of such date to a complete exemption from United States federal withholding tax with respect to payments of interest to be made under this Agreement and under any Note or (iii) if such Agent, Issuing Bank or Lender is a non-U.S. intermediary or flow-through entity for U.S. federal income tax purposes, two accurate and complete signed copies of Internal Revenue Service Form W-8IMY (and all necessary attachments) and U.S. Tax Compliance Certificates (substantially in the form of Exhibit B-2 or Exhibit B-3, in the case of an non-U.S. intermediary, or in the case of a non-U.S. partnership in which one or more direct or indirect non-U.S. partners are claiming the portfolio interest exemption, substantially in the form of Exhibit B-4 on behalf of each such direct and indirect partner) certifying to such Agent’s, Issuing Bank’s or Lender’s entitlement as of such date to a complete exemption from United States federal withholding tax with respect to payments to be made under this Agreement and under any Note (or, to the extent the beneficial owners of such non-U.S. intermediary or flow through entity are (i) non-U.S. persons claiming portfolio interest treatment, a complete exemption from United States withholding tax with respect to interest payments or (ii) United States persons, a complete exemption from United States federal backup withholding tax), unless, in each case, such Person is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by the Borrower, at the time such assignment was effective, as a result of Change in Law that occurred after the 2021 Amendment Effective Date and such assignee is subject to the same Change in Law with respect to payments from the Borrower, provided that in no event shall such additional amounts exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective. In addition, each Agent, Issuing Bank and Lender agrees that from time to time after the 2021 Amendment Effective Date, when the passage of time or a change in circumstances renders the previous certification obsolete or inaccurate, such Agent, Issuing Bank or Lender shall deliver to the Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form W-9, Internal Revenue Service Form W-8ECI, Form W-8BEN or W-8 BEN-E (claiming the benefits of an income tax treaty), or Form W-8BEN or W-8 BEN-E (claiming the benefits of the portfolio interest exemption) and the applicable U.S. Tax Compliance Certificate, or Form W-8IMY (with respect to a non-U.S. intermediary or flow-through entity), as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Agent, Issuing Bank or Lender to a continued exemption from United States federal withholding tax with respect to payments under this Agreement and any Note (or, to the extent the beneficial owners of such non-U.S. intermediary or flow through entity are (i) non-U.S. persons claiming portfolio interest treatment, a complete exemption from United States withholding tax with respect to interest payments or (ii) United States persons, a complete exemption from United States federal backup withholding tax), unless, in each case, (1) there has been a Change in Law that occurs after the date such Agent, Issuing Bank or Lender becomes an Agent, Issuing Bank or Lender hereunder (or after the date the relevant beneficiary or member in the case of a Lender that is a non-U.S. intermediary or flow through entity for U.S. federal income tax purposes becomes a beneficiary or member, if later) which renders all such forms inapplicable or which would prevent such Agent, Issuing Bank or Lender from duly completing and delivering any such form with respect to it, in which case such Agent, Issuing Bank or Lender shall promptly notify the Borrower and the Administrative Agent of its inability to deliver any such form or (2) such Person is an assignee whose assignor was entitled to receive additional amounts with respect to payments made by the Borrower, at the time such assignment was effective, as a result of Change in Law that occurred after the 2021 Amendment Effective Date and such assignee is subject to the same Change in Law with respect to payments from the Borrower, provided that in no event shall such additional amounts under this clause (2) exceed the additional amounts that the assignor was entitled to receive at the time such assignment was effective.

(c) Each Agent, Issuing Bank and Lender shall, upon request by the Borrower or the Administrative Agent, deliver to the Borrower, the Administrative Agent and/or the applicable Governmental Authority, as the case may be, any form or certificate required in order that any payment by

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the Borrower or the Administrative Agent under this Agreement or any Note to such Agent, Issuing Bank or Lender may be made free and clear of, and without deduction or withholding for or on account of any Non-Excluded Taxes (or to allow any such deduction or withholding to be at a reduced rate), provided that such Agent, Issuing Bank or Lender is legally entitled to complete, execute and deliver such form or certificate. Each Person that shall become a Lender or a Participant pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms, certifications and statements pursuant to paragraph (b), this paragraph (c) and paragraph (d) of this subsection 3.11 (subject to the requirements and limitations therein), provided that in the case of a Participant the obligations of such Participant pursuant to paragraph (b), this paragraph (c) and paragraph (d) of this subsection 3.11 shall be determined as if such Participant were a Lender except that such Participant shall furnish all such required forms, certifications and statements to the Lender from which the related participation shall have been purchased.

(d) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (d), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

3.12 Indemnity. The Borrower agrees to indemnify each Lender and to hold each such Lender harmless from any loss or expense which such Lender may sustain or Incur (other than through such Lender’s bad faith, gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable decision) as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Term Benchmark Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment or conversion of Term Benchmark Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a payment or prepayment of Term Benchmark Loans or the conversion of Term Benchmark Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or conversion or of such failure to borrow, convert or continue to the last day of the applicable Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Term Benchmark Loans, as applicable, provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the relevant interbank market. If any Lender becomes entitled to claim any amounts under the indemnity contained in this subsection 3.12, it shall provide prompt notice thereof to the Borrower, through the Administrative Agent, certifying (x) that one of the events described in clause (a), (b) or (c) has occurred and describing in reasonable detail the nature of such event, (y) as to the loss or expense sustained or Incurred by such Lender as a consequence thereof and (z) as to the amount for which such Lender seeks indemnification hereunder and a reasonably detailed explanation of the calculation thereof. Such a

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certificate as to any indemnification pursuant to this subsection submitted by such Lender, through the Administrative Agent, to the Borrower shall be conclusive in the absence of manifest error. This subsection 3.12 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

3.13 Certain Rules Relating to the Payment of Additional Amounts.

(a) Upon the request, and at the expense, of the Borrower, each Agent, Lender and Issuing Bank to which the Borrower is required to pay any additional amount pursuant to subsection 3.10 or 3.11, and any Participant in respect of whose participation such payment is required, shall reasonably afford the Borrower the opportunity to contest, and reasonably cooperate with the Borrower in contesting, the imposition of any Non-Excluded Tax giving rise to such payment; provided that (i) such Agent, Lender or Issuing Bank shall not be required to afford the Borrower the opportunity to so contest unless the Borrower shall have confirmed in writing to such Agent, Lender or Issuing Bank its obligation to pay such amounts pursuant to this Agreement and (ii) the Borrower shall reimburse such Agent, Lender or Issuing Bank for its reasonable attorneys’ and accountants’ fees and disbursements Incurred in so cooperating with the Borrower in contesting the imposition of such Non-Excluded Tax; provided, however, that notwithstanding the foregoing no Agent, Lender or Issuing Bank shall be required to afford the Borrower the opportunity to contest, or cooperate with the Borrower in contesting, the imposition of any Non-Excluded Taxes, if such Agent, Lender or Issuing Bank in its sole discretion in good faith determines that to do so would have an adverse effect on it.

(b) If a Lender or Issuing Bank changes its applicable lending office (other than (i) pursuant to paragraph (c) below or (ii) after an Event of Default under subsection 8.1(a) or (f) has occurred and is continuing) and the effect of such change, as of the date of such change, would be to cause the Borrower to become obligated to pay any additional amount under subsection 3.10 or 3.11, the Borrower shall not be obligated to pay such additional amount.

(c) If a condition or an event occurs which would, or would upon the passage of time or giving of notice, result in the payment of any additional amount to any Lender or Issuing Bank by the Borrower pursuant to subsection 3.10 or 3.11, such Lender or Issuing Bank shall promptly after becoming aware of such event or condition notify the Borrower and the Administrative Agent and shall take such steps as may reasonably be available to it to mitigate the effects of such condition or event (which shall include efforts to rebook the Loans held by such Lender at another lending office, or through another branch or an affiliate, of such Lender); provided that such Lender or Issuing Bank shall not be required to take any step that, in its reasonable judgment, would be materially disadvantageous to its business or operations or would require it to Incur additional costs (unless the Borrower agrees to reimburse such Lender or Issuing Bank for the reasonable incremental out-of-pocket costs thereof).

(d) If the Borrower shall become obligated to pay additional amounts pursuant to subsection 3.10 or 3.11 and any affected Lender shall not have promptly taken steps necessary to avoid the need for such payments under subsection 3.10 or 3.11, the Borrower shall have the right, for so long as such obligation remains, (i) with the assistance of the Administrative Agent, to seek one or more substitute Lenders reasonably satisfactory to the Administrative Agent and the Borrower to purchase the affected Loan, in whole or in part, at an aggregate price no less than such Loan’s principal amount plus accrued interest, and assume the affected obligations under this Agreement, or (ii) so long as no Default or Event of Default then exists or will exist immediately after giving effect to the respective prepayment, upon at least four Business Days’ irrevocable notice to the Administrative Agent, to prepay the affected Loan, in whole or in part, subject to subsection 3.12, without premium or penalty. In the case of the substitution of a Lender, the Borrower, the Administrative Agent, the affected Lender, and any substitute Lender shall

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execute and deliver an appropriately completed Assignment and Acceptance pursuant to subsection 10.6(b) to effect the assignment of rights to, and the assumption of obligations by, the substitute Lender; provided that any fees required to be paid by subsection 10.6(b) in connection with such assignment shall be paid by the Borrower or the substitute Lender. In the case of a prepayment of an affected Loan, the amount specified in the notice shall be due and payable on the date specified therein, together with any accrued interest to such date on the amount prepaid. In the case of each of the substitution of a Lender and of the prepayment of an affected Loan, the Borrower shall first pay the affected Lender any additional amounts owing under subsections 3.10 and 3.11 (as well as any commitment fees and other amounts then due and owing to such Lender, including any amounts under this subsection 3.13) prior to such substitution or prepayment. In the case of the substitution of a Lender, if the Lender being replaced does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the assignee Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrower owing to such replaced Lender relating to the Loans so assigned shall be paid in full by the assignee Lender to such Lender being replaced, then the Lender being replaced shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Lender.

(e) If any Agent, Lender or any Issuing Bank determines, in its sole discretion exercised in good faith, that it has received a refund directly attributable to taxes for which the Borrower has made additional payments pursuant to subsection 3.10(a) or 3.11(a), such Agent, such Lender or such Issuing Bank, as the case may be, shall promptly pay such refund (together with any interest with respect thereto received from the relevant taxing authority, but net of any reasonable cost Incurred in connection therewith) to the Borrower; provided, however, that the Borrower agrees promptly to return such refund (together with any interest with respect thereto due to the relevant taxing authority) (free of all Non-Excluded Taxes) to such Agent, Issuing Bank or the applicable Lender, as the case may be, upon receipt of a notice that such refund is required to be repaid to the relevant taxing authority.

(f) The obligations of any Agent, Lender, Issuing Bank or Participant under this subsection 3.13 shall survive the termination of this Agreement and the payment of the Loans and all amounts payable hereunder.

3.14 Defaulting Lenders. Notwithstanding anything contained in this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) no commitment fee shall accrue for the account of a Defaulting Lender so long as such Lender shall be a Defaulting Lender (except to the extent it is payable to an Issuing Bank pursuant to clause (d)(v) below);

(b) in determining the Required Lenders, Required Revolving Lenders, Required Term A Lenders or Required Term A/Revolving Lenders, any Lender that at the time is a Defaulting Lender (and the Loans and/or Revolving Commitment of such Defaulting Lender) shall be excluded and disregarded;

(c) the Borrower shall have the right, at its sole expense and effort (i) to seek one or more Persons reasonably satisfactory to the Administrative Agent and the Borrower to each become a substitute Lender and assume all or part of the Commitment and Loans of any Defaulting Lender and the Borrower, the Administrative Agent and any such substitute Lender shall execute and

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deliver, and such Defaulting Lender shall thereupon be deemed to have executed and delivered, an appropriately completed Assignment and Acceptance to effect such substitution or (ii) so long as no Event of Default under subsection 8.1(a) or 8.1(f) then exists or will exist immediately after giving effect to the respective prepayment, upon notice to the Administrative Agent, to prepay the Loans and, at the Borrower’s option, terminate the Commitments of such Defaulting Lender, in whole or in part, without premium or penalty;

(d) if any Swing Line Exposure exists or any L/C Obligations exist at the time a Revolving Lender becomes a Defaulting Lender then:

(i) all or any part of such Swing Line Exposure and L/C Obligations shall be re-allocated among the Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentages but only to the extent the sum of all Non-Defaulting Lenders’ Revolving Exposures plus such Defaulting Lender’s Swing Line Exposure and L/C Obligations does not exceed the total of all Non-Defaulting Lenders’ Revolving Commitments;

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrower shall within one Business Day following notice by the Administrative Agent (x) first, prepay such Defaulting Lender’s Swing Line Exposure and (y) second, cash collateralize such Defaulting Lender’s L/C Obligations (after giving effect to any partial reallocation pursuant to clause (i) above) on terms reasonably satisfactory to the applicable Issuing Banks for so long as such L/C Obligations are outstanding;

(iii) if any portion of such Defaulting Lender’s L/C Obligations is cash collateralized pursuant to clause (ii) above, the Borrower shall not be required to pay the L/C Facing Fee for participation with respect to such portion of such Defaulting Lender’s L/C Obligations so long as it is cash collateralized;

(iv) if any portion of such Defaulting Lender’s L/C Obligations is reallocated to the Non-Defaulting Lenders pursuant to clause (i) above, then the letter of credit commission with respect to such portion shall be allocated among the Non-Defaulting Lenders in accordance with their Revolving Commitment Percentages; or

(v) if any portion of such Defaulting Lender’s L/C Obligations is neither cash collateralized nor reallocated pursuant to this subsection 3.14(d), then, without prejudice to any rights or remedies of any Issuing Bank or any Revolving Lender hereunder, the commitment fee that otherwise would have been payable to such Defaulting Lender (with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such L/C Obligations) and the letter of credit commission payable with respect to such Defaulting Lender’s L/C Obligations shall be payable to the applicable Issuing Bank until such L/C Obligations are cash collateralized and/or reallocated;

(e) so long as any Revolving Lender is a Defaulting Lender, the Swing Line Lender shall not be required to fund any Swing Line Loan and the Issuing Banks shall not be required to issue, amend, extend or increase any Letter of Credit, unless they are respectively satisfied that the related exposure will be 100% covered by the Revolving Commitments of the Non-Defaulting Lenders and/or cash collateralized on terms reasonably satisfactory to the Issuing Bank, and participations in any such newly issued or increased Letter of Credit or newly made Swing Line Loan shall be allocated among Non-Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (and Defaulting Lenders shall not participate therein);

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(f) any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to subsection 10.7) may, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated non-interest bearing account and, subject to any applicable Requirements of Law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, pro rata, to the payment of any amounts owing by such Defaulting Lender to the Issuing Banks or Swing Line Lender hereunder, (iii) third, to the funding of any Loan or the funding or cash collateralization of any participation in any Swing Line Loan or Letter of Credit in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iv) fourth, if so determined by the Administrative Agent and the Borrower, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (v) fifth, pro rata, to the payment of any amounts owing to the Borrower or the Lenders as a result of any judgment of a court of competent jurisdiction obtained by the Borrower or any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans or Reimbursement Obligations in respect of L/C Disbursements in respect of which a Defaulting Lender has funded its participation obligations and (y) made at a time when the conditions set forth in subsection 6.2 are satisfied, such payment shall be applied solely to prepay the Loans of, and Reimbursement Obligations owed to, all Non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans, or Reimbursement Obligations owed to, any Defaulting Lender;

(g) In the event that the Administrative Agent, the Borrower, each applicable Issuing Bank or the Swing Line Lender, as the case may be, each agrees that a Defaulting Lender that is a Revolving Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the Swing Line Exposure and L/C Obligations of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Revolving Commitment Percentage. The rights and remedies against a Defaulting Lender under this subsection 3.14 are in addition to other rights and remedies that the Borrower, the Administrative Agent, the Issuing Bank, the Swing Line Lender and the Non-Defaulting Lenders may have against such Defaulting Lender. The arrangements permitted or required by this subsection 3.14 shall be permitted under this Agreement, notwithstanding any limitation on Liens or the pro rata sharing provisions or otherwise; and

(h) In the event that any portion of a Defaulting Lender’s L/C Obligations or Swing Line Exposure are reallocated to Non-Defaulting Lenders pursuant to this subsection 3.14, then defined terms (including the term “Revolving Commitment Percentage”) shall, as necessary or advisable (in the reasonable determination of the Administrative Agent) be read as used in this Agreement (other than subsection 9.6) to give effect to such reallocation.

SECTION 4 REPRESENTATIONS AND WARRANTIES. To induce the Administrative Agent and each Lender to make the Extensions of Credit requested to be made by it on the 2021 Amendment Effective Date and on each Borrowing Date thereafter, the Borrower hereby represents and warrants, on the 2021 Amendment Effective Date and on each Borrowing Date thereafter, to the Administrative Agent and each Lender that:

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4.1 Financial Condition. The audited consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 2020 and the consolidated statements of income, shareholders’ equity and cash flows of for the fiscal year ended December 31, 2020, reported on by and accompanied by unqualified reports from Deloitte & Touche LLP, present fairly, in all material respects, the financial condition as at such date, and the consolidated statements of operations and comprehensive income and consolidated statements of cash flows for the fiscal year then ended, of the Borrower and its Subsidiaries. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein.

4.2 No Change; Solvent. Since December 31, 2020, there has not been any event, change, circumstance or development which, individually or in the aggregate, has had or would reasonably be expected to have, a Material Adverse Effect (after giving effect to the consummation of the 2021 Transactions). As of the 2021 Amendment Effective Date, after giving effect to the consummation of the 2021 Transactions, the Borrower and its Restricted Subsidiaries on a Consolidated basis are Solvent.

4.3 Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its incorporation or formation except (other than with respect to the Borrower), to the extent that the failure to be organized, existing and in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such power and authority would not be reasonably expected to have a Material Adverse Effect and (c) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect.

4.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain Extensions of Credit hereunder, and each such Loan Party has taken all necessary action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the Extensions of Credit to it, if any, on the terms and conditions of this Agreement and any Notes. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of the Loan Documents to which it is a party or, in the case of the Borrower, with the Extensions of Credit to it, if any, hereunder, except for (a) consents, authorizations, notices and filings which have been obtained or made prior to or on the 2021 Amendment Effective Date, (b) filings to perfect the Liens created by the Security Documents, (c) filings pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.), in respect of Accounts of the Borrower and its Restricted Subsidiaries the Obligor in respect of which is the United States of America or any department, agency or instrumentality thereof and (d) consents, authorizations, notices, filings and any similar act which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Agreement has been duly executed and delivered by the Borrower, and each other Loan Document to which any Loan Party is a party will be duly executed and delivered on behalf of such Loan Party. This Agreement constitutes a legal, valid and binding obligation of the Borrower and each other Loan Document to which any Loan Party is a party when executed and delivered will constitute a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent transfer, reorganization,

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moratorium or similar laws affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

4.5 No Legal Bar. The execution, delivery and performance of the Loan Documents by any of the Loan Parties and the Extensions of Credit hereunder (a) will not violate any Requirement of Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not violate the certificate of incorporation and bylaws or other organizational or governing documents of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect and (c) will not result in, or require, the creation or imposition of any Lien (other than Permitted Liens) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

4.6 No Material Litigation. Except for any litigation, investigation or proceeding which has been disclosed in any of the Borrower’s public filings with the SEC prior to the 2021 Amendment Effective Date, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any of its Restricted Subsidiaries or against any of their respective properties or revenues, (a) except as described on Schedule 4.6, which is so pending or threatened at any time on or prior to the 2021 Amendment Effective Date and relates to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which would be reasonably expected to have a Material Adverse Effect.

4.7 No Default. Neither the Borrower, nor any of its Restricted Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that would be reasonably expected to have a Material Adverse Effect. Since the 2021 Amendment Effective Date, no Default or Event of Default has occurred and is continuing.

4.8 Ownership of Property; Liens. Each of the Borrower and its Restricted Subsidiaries has good title in fee simple to, or a valid leasehold interest in, all its material real property, and good title to, or a valid leasehold interest in, all its other material property, except where the failure to have such title would not reasonably be expected to have a Material Adverse Effect, and none of such property is subject to any Lien, except for Permitted Liens.

4.9 Intellectual Property. The Borrower and each of its Restricted Subsidiaries owns, or has the legal right to use, all United States patents, patent applications, trademarks, trademark applications, trade names, copyrights, technology, know-how and processes (the “Intellectual Property”) necessary for each of them to conduct its business substantially as currently conducted, , except for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect.

4.10 Compliance with Laws. Neither the Borrower nor any of its Restricted Subsidiaries is in violation of any Requirement of Law applicable to the Borrower or any of its Restricted Subsidiaries that would be reasonably expected to have a Material Adverse Effect.

4.11 Taxes. To the knowledge of the Borrower, each of the Borrower and its Restricted Subsidiaries has filed or caused to be filed all United States federal income tax returns and all other material Tax returns that are required to be filed by it and has paid (a) all Taxes shown to be due and payable on such returns and (b) all Taxes shown to be due and payable on any assessments of which it has received notice made against it or any of its property and all other Taxes, fees or other charges imposed on it or any of its property by any Governmental Authority, and no Tax Lien has been filed, and no claim is being asserted, with respect to any such Tax, fee or other charge (other than, for purposes of this subsection 4.11,

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any (i) Taxes, fees, other charges or Liens with respect to which the failure to pay, or the existence thereof, in the aggregate, would not have a Material Adverse Effect or (ii) Taxes, fees or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings diligently conducted and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower or one or more of its Restricted Subsidiaries, as the case may be).

4.12 Federal Regulations. No part of the proceeds of any Extensions of Credit will be used for any purpose that violates the provisions of the regulations of the Board, including without limitation, Regulation T, Regulation U or Regulation X of the Board.

4.13 ERISA.

(a) During the five year period prior to each date as of which this representation is made, or deemed made, with respect to any Plan (or, with respect to (vi) or (viii) below, as of the date such representation is made or deemed made), none of the following events or conditions, either individually or in the aggregate, has resulted or is reasonably likely to result in a Material Adverse Effect: (i) a Reportable Event; (ii) an “accumulated funding deficiency” (within the meaning of Section 412 of the Code or Section 302 of ERISA); (iii) any noncompliance with the applicable provisions of ERISA or the Code; (iv) a termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA); (v) a Lien on the property of the Borrower or its Restricted Subsidiaries in favor of the PBGC or a Plan; (vi) any Underfunding with respect to any Single Employer Plan; (vii) a complete or partial withdrawal from any Multiemployer Plan by the Borrower or any Commonly Controlled Entity; (viii) any liability of the Borrower or any Commonly Controlled Entity under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the annual valuation date most closely preceding the date on which this representation is made or deemed made; (ix) the Insolvency of any Multiemployer Plan; or (x) any transactions that resulted or could reasonably be expected to result in any liability to the Borrower or any Commonly Controlled Entity under Section 4069 of ERISA or Section 4212(c) of ERISA; provided that the representation made in clauses (ii) and (ix) of this subsection 4.13(a) with respect to a Multiemployer Plan is based on knowledge of the Borrower.

(b) With respect to any Foreign Plan, none of the following events or conditions exists and is continuing that, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect: (i) substantial non-compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders; (ii) failure to be maintained, where required, in good standing with applicable regulatory authorities; (iii) any obligation of the Borrower or its Restricted Subsidiaries in connection with the termination or partial termination of, or withdrawal from, any Foreign Plan; (iv) any Lien on the property of the Borrower or its Restricted Subsidiaries in favor of a Governmental Authority as a result of any action or inaction regarding a Foreign Plan; (v) for each Foreign Plan that is a funded or insured plan, failure to be funded or insured on an ongoing basis to the extent required by applicable non-U.S. law (using actuarial methods and assumptions which are consistent with the valuations last filed with the applicable Governmental Authorities); (vi) any facts that, to the best knowledge of the Borrower or any of its Restricted Subsidiaries, exist that would reasonably be expected to give rise to a dispute and any pending or threatened disputes that, to the best knowledge of the Borrower or any of its Restricted Subsidiaries, would reasonably be expected to result in a material liability to the Borrower or any of its Restricted Subsidiaries concerning the assets of any Foreign Plan (other than individual claims for the payment of benefits); and (vii) failure to make all contributions in a timely manner to the extent required by applicable non-U.S. law.

4.14 Collateral. The Original Guarantee and Collateral Agreement (as amended and restated by the Guarantee and Collateral Agreement) and the Mortgages, if any, have created (to the extent

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described therein), in favor of the Collateral Agent for the benefit of the Secured Parties, a legal, valid and enforceable security interest in the Collateral described therein, which security interest remains effective under the Guarantee and Collateral Agreement, except as may be limited by applicable domestic or foreign bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Upon (a) the actions specified in Schedule 3 to the Guarantee and Collateral Agreement having been duly taken, (b) all applicable Instruments, Chattel Paper and Documents (each as described therein) a security interest in which is perfected by possession having been delivered to, and/or being in the continued possession of, the Collateral Agent, (c) all Electronic Chattel Paper and Pledged Stock (as defined in the Guarantee and Collateral Agreement) a security interest in which is required to be or is perfected by “control” (as described in the UCC) being under the “control” of the Collateral Agent or the Administrative Agent, as agent for the Collateral Agent and as directed by the Collateral Agent and (d) the Mortgages, if any, having been duly recorded, the security interests granted pursuant thereto constituted and constitute (to the extent described therein) a perfected security interest in, all right, title and interest of each pledgor or mortgagor (as applicable) party thereto in the Collateral described therein (excluding Commercial Tort Claims, as defined in the Guarantee and Collateral Agreement, other than such Commercial Tort Claims set forth on Schedule 6 thereto (if any)) with respect to such pledgor. Notwithstanding any other provision of this Agreement, capitalized terms that are used in this subsection 4.14 and not defined in this Agreement are so used as defined in the applicable Security Document.

4.15 Investment Company Act; Other Regulations. The Borrower is not an “investment company” within the meaning of the Investment Company Act. The Borrower is not subject to regulation under any federal or state statute or regulation (other than Regulation X of the Board) which limits its ability to Incur Indebtedness as contemplated hereby.

4.16 Subsidiaries. Schedule 4.16 sets forth all the Subsidiaries of the Borrower at the 2021 Amendment Effective Date, the jurisdiction of their organization and the direct or indirect ownership interest of the Borrower therein.

4.17 Purpose of Loans. The proceeds of the Revolving Loans and Swing Line Loans shall be used by the Borrower to finance the working capital and business requirements of, and for capital expenditures and for general corporate purposes (including permitted acquisitions and Investments) of, the Borrower and its Subsidiaries.

4.18 Environmental Matters. Other than as disclosed on Schedule 4.18 or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

(a) The Borrower and its Restricted Subsidiaries: (i) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (ii) hold all Environmental Permits (each of which is in full force and effect) required for any of their current operations or for any property owned, leased, or otherwise operated by any of them and reasonably expect to timely obtain without material expense all such Environmental Permits required for planned operations; (iii) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; and (iv) believe they will be able to maintain compliance with Environmental Laws, including any reasonably foreseeable future requirements thereto.

(b) Materials of Environmental Concern have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, to or at any real property

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presently or formerly owned, leased or operated by the Borrower or any of its Restricted Subsidiaries or at any other location, that would reasonably be expected to (i) give rise to liability or other Environmental Costs of the Borrower or any of its Restricted Subsidiaries under any applicable Environmental Law, (ii) interfere with the Borrower’s or any of its Restricted Subsidiaries’ planned or continued operations, or (iii) impair the fair saleable value of any real property owned by the Borrower or any of its Restricted Subsidiaries that is part of the Collateral.

(c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under any Environmental Law to which the Borrower or any of its Restricted Subsidiaries is, or to the knowledge of the Borrower or any of its Restricted Subsidiaries is reasonably likely to be, named as a party that is pending or, to the knowledge of the Borrower or any of its Restricted Subsidiaries, threatened.

(d) Neither the Borrower nor any of its Restricted Subsidiaries has received any written request for information, or been notified that it is a potentially responsible party, under the United States Federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or received any other written request for information from any Governmental Authority with respect to any Materials of Environmental Concern.

(e) Neither the Borrower nor any of its Restricted Subsidiaries has entered into or agreed to any consent decree, order, or settlement or other agreement, nor is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum, relating to compliance with or liability under any Environmental Law.

4.19 No Material Misstatements. The written factual information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Borrower to the Administrative Agent, the Other Representatives and the Lenders in connection with the negotiation of any Loan Document or included therein or delivered pursuant thereto, taken as a whole, did not contain as of the 2021 Amendment Effective Date any material misstatement of fact and did not omit to state as of the 2021 Amendment Effective Date any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading in their presentation of the Borrower and its Restricted Subsidiaries taken as a whole. It is understood that (a) no representation or warranty is made concerning the forecasts, estimates, pro forma information, projections and statements as to anticipated future performance or conditions, and the assumptions on which they were based, contained in any such information, reports, financial statements, exhibits or schedules, except that as of the date such forecasts, estimates, pro forma information, projections and statements were generated, (i) such forecasts, estimates, pro forma information, projections and statements were based on the good faith assumptions of the management of the Borrower and (ii) such assumptions were believed by such management to be reasonable and (b) such forecasts, estimates, pro forma information and statements, and the assumptions on which they were based, may or may not prove to be correct.

4.20 Labor Matters. There are no strikes pending or, to the knowledge of the Borrower, reasonably expected to be commenced against the Borrower or any of its Restricted Subsidiaries that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. The hours worked and payments made to employees of the Borrower and each of its Restricted Subsidiaries have not been in violation of any applicable laws, rules or regulations, except where such violations would not reasonably be expected to have a Material Adverse Effect.

4.21 Insurance. Schedule 4.21 (as may be updated pursuant to subsection 10.1(a)) sets forth a complete and correct listing of all insurance that is (a) maintained by the Borrower and its Restricted

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Subsidiaries that are Loan Parties and (b) material to the business and operations of the Borrower and its Restricted Subsidiaries taken as a whole, in each case as of the 2021 Amendment Effective Date, with the amounts insured (and any deductibles) set forth therein.

4.22 Anti-Terrorism. Each of the Borrower and each Restricted Subsidiary and, to the knowledge of the Borrower, each of their respective officers, directors, employees and agents is in compliance, in all material respects, with (i) the ~~PATRIOT~~Patriot Act, (ii) the Trading with the Enemy Act, as amended and (iii) any applicable economic or financial sanctions ~~or~~, trade embargoes or similar restrictions imposed, administered or enforced from time to time by the U.S. government (includ~~e~~ing those sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of Commerce and the U.S. Department of State), or by the United Nations Security Council, the European Union, any European Union member state or the United Kingdom and any other enabling legislation or executive order relating thereto (“Sanctions”). Neither the Borrower, nor any Restricted Subsidiary nor, to the knowledge of the Borrower, their respective officers, directors, employees or agents, is the subject or target of any Sanctions (including but not limited to being listed as a person on the list of “Specially Designated Nationals and Blocked Persons”) (each a “Sanctioned Person”). No proceeds of the Loans, if any, or the Letters of Credit will be used directly or, to the knowledge of the Borrower, indirectly for the purpose of funding or financing any activities or business of or with any Sanctioned Person or in any country, region or territory which is itself the subject target of any Sanctions. The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance in all material respects by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Sanctions.

4.23 Anti-Corruption. Each of the Borrower, each Restricted Subsidiary and to the knowledge of the Borrower, their respective directors, officers, employees and agents are in compliance with Anti-Corruption Laws in all material respects. No proceeds of the Loans, if any, or the Letters of Credit will be used directly or, to the knowledge of the Borrower, indirectly in violation of any Anti-Corruption Law. The Borrower has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance in all material respects by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws.

SECTION 5 CONDITIONS PRECEDENT.

5.1 [Reserved]

5.2 Conditions Precedent to Each Extension of Credit. The agreement of each Lender and Issuing Bank to make any Extension of Credit requested to be made by it ~~on or~~ after the ~~2021~~2024 Amendment Effective Date is subject to the satisfaction or waiver of the following conditions precedent:

(a) Notice. With respect to any Loan, the Administrative Agent shall have received a duly executed Borrowing Request; with respect to the issuance of any Letter of Credit, the applicable Issuing Bank shall have received a duly executed Letter of Credit Request.

(b) Representations and Warranties. All representations and warranties set forth in Section 4 and in the other Loan Documents, shall, except to the extent that they relate to a particular date, be true and correct in all material respects (or in all respects if qualified by materiality) on and as of such date as if made on and as of such date.

(c) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Extensions of Credit requested to be made on such date.

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Each Borrowing of Loans by and each Letter of Credit issued on behalf of the Borrower hereunder shall be deemed to constitute a representation and warranty by the Borrower as to the matters specified in clauses (b) and (c) above on the date of such Extension of Credit.

SECTION 6 AFFIRMATIVE COVENANTS. The Borrower hereby agrees that, from and after the 2021 Amendment Effective Date and so long as the Revolving Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or any Agent hereunder and under any Note and no Letters of Credit shall be outstanding (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent), the Borrower shall and (except in the case of subsections 6.1, 6.2 and 6.7) shall cause each of the Restricted Subsidiaries to:

6.1 Financial Statements. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies):

(a) as soon as available, but in any event not later than the fifth Business Day after the 90th day following the end of each fiscal year of the Borrower ending on or after December 31, 2021 (or such longer period as would be permitted by the SEC if the Borrower were then subject to SEC reporting requirements as a non-accelerated filer), a copy of the consolidated statement of financial position of the Borrower and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of operations and comprehensive income and consolidated statement of cash flows for such year, setting forth in each case, in comparative form the figures for and as of the end of the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (provided that such report may contain a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, if such qualification or exception is related solely to an upcoming Maturity Date hereunder or the maturity date of Indebtedness), by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing (it being agreed that the furnishing of the Borrower’s annual report on Form 10-K for such year, as filed with the SEC, will satisfy the Borrower’s obligation under this subsection 6.1(a) with respect to such year including with respect to the requirement that such financial statements be reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, so long as the report included in such Form 10-K does not contain any “going concern” or like qualification or exception (other than a “going concern” or like qualification or exception with respect to an upcoming Maturity Date hereunder or the maturity date of Indebtedness)), together with a management’s discussion and analysis of financial information (which need not be prepared in accordance with Item 303 of Regulation S-K of the Securities Act);

(b) as soon as available, but in any event not later than the fifth Business Day after the 45th day following the end of each of the first three quarterly periods of each fiscal year of the Borrower (or such longer period as would be permitted by the SEC if the Borrower were then subject to SEC reporting requirements as a non-accelerated filer), the unaudited consolidated statement of financial position of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of operations and comprehensive income and consolidated statement of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case, in comparative form the figures for and as of the corresponding periods of the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit and other adjustments) (it being agreed that the furnishing of the Borrower’s quarterly report on Form 10-Q for such quarter, as filed with the SEC, will satisfy the

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Borrower’s obligations under this subsection 6.1(b) with respect to such quarter), together with a management’s discussion and analysis of financial information (which need not be prepared in accordance with Item 303 of Regulation S-K of the Securities Act);

(c) to the extent applicable, concurrently with any delivery of consolidated financial statements under subsection 6.1(a) or (b) above, related unaudited condensed consolidating financial statements reflecting the material adjustments necessary (as determined by the Borrower in good faith) to eliminate the accounts of Unrestricted Subsidiaries (if any) from the accounts of the Borrower and its Restricted Subsidiaries; and

(d) all such financial statements delivered pursuant to subsection 6.1(a) or (b) to be (and, in the case of any financial statements delivered pursuant to subsection 6.1(b) shall be certified by a Responsible Officer of the Borrower as being) complete and correct in all material respects in conformity with GAAP and to be (and, in the case of any financial statements delivered pursuant to subsection 6.1(b) shall be certified by a Responsible Officer of the Borrower as being) prepared in reasonable detail in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods that began on or after the 2021 Amendment Effective Date (except as approved by such accountants or officer, as the case may be, and disclosed therein, and except, in the case of any financial statements delivered pursuant to subsection 6.1(b), for the absence of certain notes).

6.2 Certificates; Other Information. Furnish to the Administrative Agent for delivery to each Lender (and the Administrative Agent agrees to make and so deliver such copies):

(a) [reserved];

(b) concurrently with the delivery of the financial statements and reports referred to in subsections 6.1(a) and (b), a certificate signed by a Responsible Officer of the Borrower (a “Compliance Certificate”) (i) stating that, to the best of such Responsible Officer’s knowledge, the Borrower and its Subsidiaries during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement or the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default, except, in each case, as specified in such certificate, (ii) setting forth a reasonably detailed calculation of the Consolidated First Lien Leverage Ratio for the Most Recent Four Quarter Period (whether or not the financial covenant in subsection 7.10 is required to be tested) and (iii) with respect to any Compliance Certificate delivered with the financial statements required by subsection 6.1(a), if the Consolidated First Lien Leverage Ratio as of the last day of the immediately preceding fiscal year was greater than or equal to the Consolidated First Lien Leverage Ratio that would cause the ECF Percentage to be greater than 0%, setting forth in reasonable detail the amount of (and the calculations required to establish the amount of) Excess Cash Flow for the respective fiscal year covered by such financial statements;

(c) [reserved];

(d) within five Business Days after the same are sent, copies of all financial statements and reports which the Borrower sends to its public security holders, and within five Business Days after the same are filed, copies of all financial statements and periodic reports which the Borrower may file with the SEC or any successor or analogous Governmental Authority, in each case to the

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extent not publicly-posted on the Borrower’s website or in any of the Borrower’s public filings with the SEC;

(e) within five Business Days after the same are filed, copies of all registration statements and any amendments and exhibits thereto, which the Borrower may file with the SEC or any successor or analogous Governmental Authority, and such other documents or instruments as may be reasonably requested by the Administrative Agent in connection therewith, in each case to the extent not publicly-posted on the Borrower’s website or in any of the Borrower’s public filings with the SEC; and

(f) with reasonable promptness, such additional information (financial or otherwise) as the Administrative Agent on its own behalf or on behalf of any Lender (acting through the Administrative Agent) may reasonably request in writing from time to time.

Documents required to be delivered pursuant to subsection 6.1 or this subsection 6.2 may at the Borrower’s option be delivered electronically and, if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 6.2 (or such other website address as the Borrower may specify by written notice to the Administrative Agent from time to time); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent). Following the electronic delivery of any such documents by posting such documents to a website in accordance with the preceding sentence (other than the posting by the Borrower of any such documents on any website maintained for or sponsored by the Administrative Agent), the Borrower shall promptly provide the Administrative Agent notice of such delivery (which notice may be by facsimile or electronic mail) and the electronic location at which such documents may be accessed; provided that, in the absence of bad faith, the failure to provide such prompt notice shall not constitute a Default hereunder.

6.3 Payment of Taxes. Pay, discharge or otherwise satisfy at or before they become delinquent, all its material Taxes, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings diligently conducted and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Restricted Subsidiaries, as the case may be, and except to the extent that failure to do so, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

6.4 Maintenance of Existence. Preserve, renew and keep in full force and effect its legal existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole, except as otherwise expressly permitted pursuant to subsection 7.3 or 7.4, provided that the Borrower and its Restricted Subsidiaries shall not be required to maintain any such rights, privileges or franchises and the Borrower’s Restricted Subsidiaries shall not be required to maintain such existence, if the failure to do so would not reasonably be expected to have a Material Adverse Effect; and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith, in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

6.5 Maintenance of Property; Insurance.

(a) Keep all property useful and necessary in the business of the Loan Parties, taken as a whole, in good working order and condition; use commercially reasonable efforts to (i) maintain with

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insurance companies insurance on, or self insure, all property material to the business of the Loan Parties, taken as a whole, in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are consistent with the past practices of the Loan Parties or otherwise as are usually insured against in the same general area by companies engaged in the same or a similar business; furnish to the Administrative Agent, upon written request, information in reasonable detail as to the insurance carried and (ii) ensure that at all times following the 2021 Amendment Effective Date, the Administrative Agent for the benefit of the Secured Parties, shall be named as additional insured with respect to liability policies, and the Collateral Agent, for the benefit of the Secured Parties, shall be named as lender loss payee, and if applicable, mortgagee with respect to property insurance, maintained by the Borrower and any Subsidiary Guarantor; provided that, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall turn over to the Borrower any amounts received by it as lender loss payee and, if applicable, mortgagee under any such property insurance maintained by such Loan Parties, the disposition of such amounts to be subject to the provisions of subsection 3.4(d) to the extent applicable, and, unless an Event of Default shall have occurred and be continuing, the Collateral Agent agrees that the Borrower and/or the applicable Subsidiary Guarantor shall have the sole right to adjust or settle any claims under such insurance.

(b)

(i) The applicable Loan Party promptly shall comply with (x) all provisions of each such insurance policy, and (y) all requirements of the insurers applicable to such party or to such property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of such property, except for such non-compliance as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Such Loan Party shall not use or permit the use of such property in any manner that would reasonably be expected to result in the cancellation of any such insurance policy or would reasonably be expected to void coverage required to be maintained with respect to such property pursuant to clause (a) of this subsection 6.5.

(ii) If any such Loan Party is in default of its obligations to insure or deliver any such prepaid policy or policies, the result of which would reasonably be expected to have a Material Adverse Effect, then the Administrative Agent, at its option upon 10 days’ written notice to the Borrower, may effect such insurance from year to year at rates substantially similar to the rate at which such Loan Party had insured such property, and pay the premium or premiums therefore, and the Borrower shall pay or cause to be paid to the Administrative Agent on demand such premium or premiums so paid by the Administrative Agent with interest from the time of payment at a rate per annum equal to 2.00%.

(iii) If such property, or any part thereof, shall be destroyed or damaged and the reasonably estimated cost thereof would exceed $15.0 million the Borrower shall give prompt notice thereof to the Administrative Agent. All insurance proceeds paid or payable in connection with any damage or casualty to any such property shall be applied in the manner specified in subsection 6.5(a).

6.6 Inspection of Property; Books and Records; Discussions. Keep proper books, records and accounts in which full, complete and correct entries in conformity with GAAP and all material Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and, in each case, subject to reasonable requirements of confidentiality, including requirements imposed by law or by contract, permit representatives of the Administrative Agent to visit and inspect any of its properties and examine and, to the extent reasonable, make abstracts from any of its books and records and

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to discuss the business, operations, properties and financial and other condition of the Borrower and its Restricted Subsidiaries with officers and employees of the Borrower and its Restricted Subsidiaries and with its independent certified public accountants, in each case at any reasonable time, upon reasonable notice, during normal business hours, provided that (a) except during the continuation of an Event of Default, only one such visit in any twelve month period shall be at the Borrower’s expense, and (b) during the continuation of an Event of Default, the Administrative Agent and its representatives may do any of the foregoing at the Borrower’s expense.

6.7 Notices. Promptly give notice to the Administrative Agent and each Lender of:

(a) as soon as possible after a Responsible Officer of the Borrower knows thereof, the occurrence of any Default or Event of Default;

(b) as soon as possible after a Responsible Officer of the Borrower knows thereof and to the extent not disclosed in any of the Borrower’s public filings with the SEC, any litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Restricted Subsidiaries and any Governmental Authority, which would reasonably be expected to be adversely determined and if adversely determined would reasonably be expected to have a Material Adverse Effect;

(c) as soon as possible after a Responsible Officer of the Borrower knows thereof and to the extent not disclosed in any of the Borrower’s public filings with the SEC, any litigation or proceeding affecting the Borrower or any of its Restricted Subsidiaries that would reasonably be expected to have a Material Adverse Effect;

(d) the following events, as soon as possible and in any event within 30 days after a Responsible Officer of the Borrower knows thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Single Employer Plan, a failure to make any required contribution to a Single Employer Plan or Multiemployer Plan, the creation of any Lien on the property of the Borrower or its Restricted Subsidiaries in favor of the PBGC or a Plan or any withdrawal from, or the full or partial termination, Insolvency of any Multiemployer Plan; (ii) the institution of proceedings or the taking of any other formal action by the PBGC or the Borrower or any of its Restricted Subsidiaries or any Commonly Controlled Entity or any Multiemployer Plan which could reasonably be expected to result in the withdrawal from, or the termination or Insolvency of, any Single Employer Plan or Multiemployer Plan; provided, however, that no such notice will be required under clause (i) or (ii) above unless the event giving rise to such notice, when aggregated with all other such events under clause (i) or (ii) above, would be reasonably expected to result in a Material Adverse Effect; and

(e) as soon as possible after a Responsible Officer of the Borrower knows thereof, (i) any release or discharge by the Borrower or any of its Restricted Subsidiaries of any Materials of Environmental Concern required to be reported under applicable Environmental Laws to any Governmental Authority, unless the Borrower reasonably determines that the total Environmental Costs arising out of such release or discharge would not reasonably be expected to have a Material Adverse Effect; (ii) any condition, circumstance, occurrence or event not previously disclosed in writing to the Administrative Agent that would reasonably be expected to result in liability or expense under applicable Environmental Laws, unless the Borrower reasonably determines that the total Environmental Costs arising out of such condition, circumstance, occurrence or event would not reasonably be expected to have a Material Adverse Effect, or would not reasonably be expected to result in the imposition of any lien or other material restriction on the title, ownership or

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transferability of any facilities and properties owned, leased or operated by the Borrower or any of its Restricted Subsidiaries that would reasonably be expected to result in a Material Adverse Effect; and (iii) any proposed action to be taken by the Borrower or any of its Restricted Subsidiaries that would reasonably be expected to subject the Borrower or any of its Restricted Subsidiaries to any material additional or different requirements or liabilities under Environmental Laws, unless the Borrower reasonably determines that the total Environmental Costs arising out of such proposed action would not reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection 6.7 shall be accompanied by a statement of a Responsible Officer of the Borrower (and, if applicable, the relevant Commonly Controlled Entity) setting forth details of the occurrence referred to therein and stating what action the Borrower (or, if applicable, the relevant Commonly Controlled Entity) proposes to take with respect thereto; provided that if such Commonly Controlled Entity fails to provide such statement, a statement of a Responsible Officer of the Borrower based on his or knowledge shall be sufficient.

6.8 Environmental Laws. Except as would not reasonably be expected to have a Material Adverse Effect, (i) comply with, and require compliance by all tenants, subtenants, contractors, and invitees with respect to any property leased or subleased from, or operated by the Borrower or its Restricted Subsidiaries with, all applicable Environmental Laws including all Environmental Permits and all orders and directions of any Governmental Authority; (ii) obtain, comply with and maintain any and all Environmental Permits necessary for its operations as conducted and as planned; and (iii) require that all tenants, subtenants, contractors, and invitees obtain, comply with and maintain any and all Environmental Permits necessary for their operations as conducted and as planned, with respect to any property leased or subleased from, or operated by the Borrower or its Restricted Subsidiaries.

6.9 After-Acquired Real Property and Fixtures and Future Subsidiaries.

(a) With respect to any owned real property or fixtures thereon, in each case with a Fair Market Value at the time of acquisition of at least $15.0 million in which any Loan Party acquires ownership rights at any time after the 2021 Amendment Effective Date (or owned by any Subsidiary that becomes a Loan Party after the 2021 Amendment Effective Date), promptly grant to the Collateral Agent for the benefit of the Secured Parties, a Mortgage of record on all such owned real property and fixtures in accordance with any applicable requirements of any Governmental Authority (including any required appraisals of such property under FIRREA); provided that (i) nothing in this subsection 6.9 shall defer or impair the attachment or perfection of any security interest in any Collateral covered by any of the Security Documents that would attach or be perfected pursuant to the terms thereof without action by any Loan Party or any other Person and (ii) no such Lien shall be required to be granted as contemplated by this subsection 6.9 on (x) any real property containing improvements located in a Special Flood Hazard Area or (y) any owned real property or fixtures the acquisition of which is or is to be financed or refinanced in whole or in part through the Incurrence of Indebtedness permitted by subsection 7.1, until such Indebtedness is repaid in full (and not refinanced as permitted by subsection 7.1) or, as the case may be, the Borrower determines not to proceed with such financing or refinancing. In connection with any such grant to the Collateral Agent, for the benefit of the Secured Parties, of a Mortgage on any such real property in accordance with this subsection, the Borrower or such Restricted Subsidiary shall deliver or cause to be delivered to the Collateral Agent any surveys, title insurance policies, opinions, life of loan flood hazard determinations, environmental reports and other documents in connection with such grant of such Lien obtained by it in connection with the acquisition of such ownership rights in such real property or as the Collateral Agent shall reasonably request (in light of the value of such real property and the cost and availability of such surveys, title insurance policies, opinions, environmental reports and other documents and whether the

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delivery of such surveys, title insurance policies, opinions, environmental reports and other documents would be customary in connection with such grant of such Lien in similar circumstances).

(b) (i) with respect to any Domestic Subsidiary that is a Wholly Owned Subsidiary (other than a Specified Excluded Subsidiary) (A) created or acquired subsequent to the 2021 Amendment Effective Date by a Loan Party, (B) being designated as a Restricted Subsidiary, (C) ceasing to be an Immaterial Subsidiary, a Foreign Subsidiary Holdco or other Specified Excluded Subsidiary as provided in the applicable definition thereof after the expiry of any applicable period referred to in such definition or (D) that becomes a Domestic Subsidiary as a result of a transaction pursuant to, and permitted by, subsection 7.3 or 7.5 (other than a Specified Excluded Subsidiary), promptly notify the Administrative Agent of such occurrence and, if the Administrative Agent or the Required Lenders so request, promptly (1) execute and deliver to the Collateral Agent for the benefit of the Secured Parties such amendments to the Guarantee and Collateral Agreement as the Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the Guarantee and Collateral Agreement) in the Capital Stock of such new Domestic Subsidiary and (2) deliver to the Collateral Agent or to such agent therefor as may be provided by any Intercreditor Agreement, the certificates (if any) representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the parent of such new Domestic Subsidiary, and (ii) With respect to any Domestic Subsidiary that is a Wholly Owned Subsidiary (other than an Excluded Subsidiary) (A) created or acquired subsequent to the 2021 Amendment Effective Date by a Loan Party, (B) being designated as a Restricted Subsidiary, (C) ceasing to be an Immaterial Subsidiary, a Foreign Subsidiary Holdco or other Excluded Subsidiary as provided in the applicable definition thereof after the expiry of any applicable period referred to in such definition or (D) that becomes a Domestic Subsidiary as a result of a transaction pursuant to, and permitted by, subsection 7.3 or 7.5 (other than an Excluded Subsidiary), promptly cause such new Domestic Subsidiary (A) to become a party to the Guarantee and Collateral Agreement and (B) to take all actions reasonably deemed by the Collateral Agent to be necessary or advisable to cause the Lien created by the Guarantee and Collateral Agreement in such new Domestic Subsidiary’s Collateral to be duly perfected in accordance with all applicable Requirements of Law (as and to the extent provided in the Guarantee and Collateral Agreement), including the filing of financing statements in such jurisdictions as may be reasonably requested by the Collateral Agent. In addition, the Borrower may cause any Subsidiary that is not required to become a Subsidiary Guarantor to become a Subsidiary Guarantor by executing and delivering a Subsidiary Guarantee.

(c) With respect to any Foreign Subsidiary or Domestic Subsidiary that is a Non-Wholly Owned Subsidiary created or acquired subsequent to the 2021 Amendment Effective Date by a Loan Party, the Capital Stock of which is owned directly by a Loan Party, promptly notify the Administrative Agent of such occurrence and if the Administrative Agent or the Required Lenders so request, promptly (i) execute and deliver to the Collateral Agent a new pledge agreement or such amendments to the Guarantee and Collateral Agreement as the Collateral Agent shall reasonably deem necessary or reasonably advisable to grant to the Collateral Agent, for the benefit of the Secured Parties, a perfected security interest (as and to the extent provided in the Guarantee and Collateral Agreement) in the Capital Stock of such new Subsidiary that is directly owned by such Loan Party, and (ii) to the extent reasonably deemed advisable by the Collateral Agent, deliver to the Collateral Agent or to any agent therefor as provided by any Intercreditor Agreement, the certificates, if any, representing such Capital Stock, together with undated stock powers, executed and delivered in blank by a duly authorized officer of the relevant parent of such new Subsidiary and take such other action as may be reasonably deemed by the Collateral Agent to be necessary or desirable to perfect the Collateral Agent’s security interest therein (in each case as and to the extent required by the Guarantee and Collateral Agreement); provided that in either case in no event shall more than 65.0% of the Voting Stock of any such new Foreign Subsidiary be required to be so pledged and, provided, further, that no such pledge or security shall be required with respect to any

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Non-Wholly Owned Subsidiary to the extent that the grant of such pledge or security interest would violate the terms of any agreements under which the Investment by the Borrower or any of its Subsidiaries was made therein.

(d) At its own expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record or cause the registration, filing or recordation, in an appropriate governmental office, any document or instrument reasonably deemed by the Collateral Agent to be necessary or desirable for the creation, perfection and priority and the continuation of the validity, perfection and priority of the foregoing Liens or any other Liens created pursuant to the Security Documents (to the extent the Collateral Agent determines, in its reasonable discretion, that such action is required to ensure the perfection or the enforceability as against third parties of its security interest in such Collateral) in each case in accordance with, and to the extent required by, the Guarantee and Collateral Agreement.

(e) Notwithstanding anything to the contrary in this Agreement, nothing in this subsection 6.9 shall require that any Loan Party grant a Lien with respect to any owned real property or fixtures in which such Subsidiary acquires ownership rights to the extent that the Administrative Agent, in its reasonable judgment, determines that the granting of such a Lien is impracticable.

(f) Notwithstanding anything to the contrary in this Agreement, (A) no security interest or lien is or will be granted pursuant to any Loan Document or otherwise in any right, title or interest of any of the Borrower or any of its Subsidiaries in, and “Collateral” shall not include, any Excluded Asset, (B) no Loan Party or any Affiliate thereof shall be required to take any action in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction in order to create any security interests in assets located or titled outside of the U.S. or to perfect any security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), (C) to the extent not automatically perfected by filings under the Uniform Commercial Code of each applicable jurisdiction, no Loan Party shall be required to take any actions in order to perfect any security interests granted with respect to any assets specifically requiring perfection through control (including cash, cash equivalents, deposit accounts, securities accounts or other bank accounts, but excluding Capital Stock that is Collateral required to be delivered pursuant to subsections 6.9(b) and (c) above and promissory notes required to be delivered pursuant to the Guarantee and Collateral Agreement), (D) nothing in this subsection 6.9 shall require that any Subsidiary grant a Lien with respect to any property or assets in which such Subsidiary acquires ownership rights to the extent that the Borrower and the Administrative Agent reasonably determine in writing that the costs or other consequences to the Borrower or any of its Subsidiaries of the granting of such a Lien is excessive in view of the benefits that would be obtained by the Secured Parties, (E) landlord, mortgagee and bailee waivers shall not be required in respect of any real property, (F) no notices shall be required to be sent to account debtors or other contractual third parties prior to the occurrence of an Event of Default, (G) amounts owing by the Borrower under this Agreement, any Bank Products Obligations and any Hedging Obligations and all of the obligations of the Subsidiary Guarantors under the Subsidiary Guarantees shall not be secured by any assets of a Captive Insurance Subsidiary or Home Warranty Subsidiary, including but not limited to Intellectual Property, receivables and franchise loans owned by any such Subsidiary, (H) the pledge of Capital Stock of any Captive Insurance Company or Home Warranty Subsidiary (other than any such pledge on the 2021 Amendment Effective Date) shall be subject to all applicable laws, including applicable rules and regulations, and (if required by applicable laws, rules or regulations) the obtaining from any applicable Governmental Authority of its prior written consent with respect thereto and (I) the right to foreclose or exercise any other remedies with respect to any Capital Stock of any Captive Insurance Subsidiary or Home Warranty Subsidiary that is Collateral shall be subject to all applicable laws, including applicable rules and regulations, and (if required by

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applicable laws, rules or regulations) the obtaining from any applicable Governmental Authority of its prior written consent with respect thereto.

SECTION 7 NEGATIVE COVENANTS. The Borrower hereby agrees that, from and after the 2021 Amendment Effective Date and so long as Revolving Commitments remain in effect, and thereafter until payment in full of the Loans, all Reimbursement Obligations and any other amount then due and owing to any Lender or any Agent hereunder and under any Note and the termination or expiration of all Letters of Credit (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent):

7.1 Limitation on Indebtedness.

(a) The Borrower will not, and will not permit any Restricted Subsidiary to Incur any Indebtedness; provided, however, that (x) the Borrower or any Restricted Subsidiary may Incur Indebtedness if on the date of the Incurrence of such Indebtedness, after giving effect to the Incurrence thereof, (1) the Consolidated First Lien Leverage Ratio would be equal to or less than 3.00:1.00 or (2) the Consolidated Coverage Ratio would be equal to or greater than 2.00:1.00 and (y) the aggregate principal amount of Indebtedness Incurred pursuant to the preceding clause (x) by Restricted Subsidiaries that are not Subsidiary Guarantors shall not exceed an amount equal to the greater of $100.0 million and 40.0% of Consolidated EBITDA for the Most Recent Four Quarter Period at any time outstanding.

(b) Notwithstanding the foregoing paragraph (a), the Borrower and its Restricted Subsidiaries may Incur the following Indebtedness:

(i) Indebtedness Incurred pursuant to any Credit Facility (including but not limited to in respect of letters of credit or bankers’ acceptances issued or created thereunder) and Indebtedness Incurred other than pursuant to any Credit Facility, and (without limiting the foregoing), in each case, any Refinancing Indebtedness in respect thereof, in a maximum principal amount at any time outstanding not exceeding in the aggregate the amount equal to the sum of (A) (i) $890.0 million minus (ii) the amount of any voluntary repayment of Initial Term Loans and reductions in Initial Revolving Commitments that increase the “Maximum Incremental Facilities Amount” pursuant to the definition thereof, plus (B) an amount not in excess of the Maximum Incremental Facilities Amount (provided that any such Indebtedness Incurred in the form of term loans secured on an equal and ratable basis by the same Collateral securing the Senior Credit Facility Obligations shall be subject to clause (v) of the proviso to Section 2.9(d)) plus (C) in the event of any refinancing of any such Indebtedness, the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) Incurred or payable in connection with such refinancing;

(ii) Indebtedness (A) of any Restricted Subsidiary to the Borrower or (B) of the Borrower or any Restricted Subsidiary to any Restricted Subsidiary; provided that any subsequent issuance or transfer of any Capital Stock of such Restricted Subsidiary to which such Indebtedness is owed, or other event, that results in such Restricted Subsidiary ceasing to be a Restricted Subsidiary or any other subsequent transfer of such Indebtedness (except to the Borrower or a Restricted Subsidiary) will be deemed, in each case, an Incurrence of such Indebtedness by the issuer thereof not permitted by this subsection 7.1(b)(ii);

(iii) (x) any Indebtedness (other than the Indebtedness described in clause (ii) above) outstanding on the 2021 Amendment Effective Date and (y) any Refinancing Indebtedness Incurred in respect of any Indebtedness described in this subsection 7.1(b)(iii) or subsection 7.1(a) above;

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(iv) Purchase Money Obligations, Capitalized Lease Obligations, and in each case any Refinancing Indebtedness with respect thereto; provided that the aggregate principal amount of such Purchase Money Obligations Incurred to finance the acquisition of Capital Stock of any Person at any time outstanding pursuant to this clause (iv) shall not exceed an amount equal to the greater of $100.0 million and 40% of Consolidated EBITDA for the Most Recent Four Quarter Period;

(v) Indebtedness (A) supported by a letter of credit issued pursuant to any Credit Facility in a principal amount not exceeding the face amount of such letter of credit or (B) consisting of accommodation Guarantees for the benefit of trade creditors of the Borrower or any of its Restricted Subsidiaries;

(vi) (A) Guarantees by the Borrower or any Restricted Subsidiary of Indebtedness or any other obligation or liability of the Borrower or any Restricted Subsidiary (other than any Indebtedness Incurred by the Borrower or such Restricted Subsidiary, as the case may be, in violation of this subsection 7.1), or (B) without limiting subsection 7.2, Indebtedness of the Borrower or any Restricted Subsidiary arising by reason of any Lien granted by or applicable to such Person securing Indebtedness of the Borrower or any Restricted Subsidiary (other than any Indebtedness Incurred by the Borrower or such Restricted Subsidiary, as the case may be, in violation of this subsection 7.1);

(vii) Indebtedness of the Borrower or any Restricted Subsidiary (A) arising from the honoring of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business, or (B) consisting of Guarantees, indemnities, obligations in respect of earnouts or other purchase price adjustments, or similar obligations, Incurred in connection with the acquisition or disposition of any business, assets or Person;

(viii) Indebtedness of the Borrower or any Restricted Subsidiary in respect of (A) letters of credit, bankers’ acceptances or other similar instruments or obligations issued, or relating to liabilities or obligations Incurred, in the ordinary course of business (including those issued to governmental entities in connection with self-insurance under applicable workers’ compensation statutes), or (B) completion Guarantees, surety, judgment, appeal or performance bonds, or other similar bonds, instruments or obligations, provided, or relating to liabilities or obligations Incurred, in the ordinary course of business, including in respect of liabilities or obligations of franchisees, or (C) Hedging Obligations, entered into for bona fide hedging purposes, or (D) Management Guarantees, or (E) the financing of insurance premiums in the ordinary course of business, or (F) take-or-pay obligations under supply arrangements Incurred in the ordinary course of business, or (G) netting, overdraft protection and other arrangements arising under standard business terms of any bank at which the Borrower or any Restricted Subsidiary maintains an overdraft, cash pooling or other similar facility or arrangement or (H) Bank Products Obligations;

(ix) Indebtedness (A) of a Special Purpose Subsidiary secured by a Lien on all or part of the assets disposed of in, or otherwise Incurred in connection with, a Financing Disposition or (B) otherwise Incurred in connection with a Special Purpose Financing; provided that (1) such Indebtedness is not recourse to the Borrower or any Restricted Subsidiary that is not a Special Purpose Subsidiary (other than with respect to Special Purpose Financing Undertakings); (2) in the event such Indebtedness shall become recourse to the Borrower or any Restricted Subsidiary that is not a Special Purpose Subsidiary (other than with respect to Special Purpose Financing Undertakings), such Indebtedness will be deemed to be, and must be classified by the Borrower as, Incurred at such time (or at the time initially Incurred) under one or more of the other provisions

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of this subsection 7.1 for so long as such Indebtedness shall be so recourse; and (3) in the event that at any time thereafter such Indebtedness shall comply with the provisions of the preceding subclause (1), the Borrower may classify such Indebtedness in whole or in part as Incurred under this subsection 7.1(b)(ix);

(x) Indebtedness of any Foreign Subsidiary in an aggregate principal amount at any time outstanding not exceeding an amount equal to the greater of (x) $10.0 million and (y) (A) (1) the Foreign Borrowing Base less (2) the aggregate principal amount of Indebtedness Incurred by Special Purpose Subsidiaries that are Foreign Subsidiaries then outstanding pursuant to subsection 7.1(b)(ix) plus (B) in the event of any refinancing of any Indebtedness Incurred under this clause (x), the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses Incurred or payable in connection with such refinancing;

(xi) Contribution Indebtedness and any Refinancing Indebtedness with respect thereto;

(xii) Indebtedness of (A) the Borrower or any Restricted Subsidiary Incurred to finance or refinance, or otherwise Incurred in connection with, any acquisition of assets (including Capital Stock), business or Person, or any merger or consolidation of any Person with or into the Borrower or any Restricted Subsidiary, or (B) any Person that is acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary (including Indebtedness thereof Incurred in connection with any such acquisition, merger or consolidation); provided that on the date of such acquisition, merger or consolidation, after giving effect thereto, either (1) the Borrower could Incur at least $1.00 of additional Indebtedness under subsection 7.1(a) or (2) the Consolidated Coverage Ratio of the Borrower would equal or exceed the Consolidated Coverage Ratio of the Borrower immediately prior to giving effect thereto; provided, further, that if, at the Borrower’s option, on the date of the initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness, pro forma effect is given to the Incurrence of the entire committed amount of such Indebtedness, such committed amount may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with this clause (xii); and any Refinancing Indebtedness with respect to any such Indebtedness;

(xiii) Indebtedness of the Borrower or any Restricted Subsidiary Incurred to finance or refinance, or otherwise Incurred in connection with, any acquisition of assets (including Capital Stock), business or Person, or any merger or consolidation of any Person with or into the Borrower or any Restricted Subsidiary and any Refinancing Indebtedness with respect thereto, in an aggregate principal amount at any time outstanding not exceeding an amount equal to the greater of $125.0 million and 50.0% of Consolidated EBITDA for the Most Recent Four Quarter Period;

(xiv) Indebtedness issuable upon the conversion or exchange of shares of Disqualified Stock issued in accordance with paragraph (a) above, and any Refinancing Indebtedness with respect thereto; and

(xv) Indebtedness of the Borrower or any Restricted Subsidiary in an aggregate principal amount at any time outstanding not exceeding an amount equal to the greater of $145.0 million and 55.0% of Consolidated EBITDA for the Most Recent Four Quarter Period.

(c) For purposes of determining compliance with, and the outstanding principal amount of any particular Indebtedness Incurred pursuant to and in compliance with, this subsection 7.1, (i) any other obligation of the obligor on such Indebtedness (or of any other Person who could have Incurred such Indebtedness under this subsection 7.1) arising under any Guarantee, Lien or letter of credit, bankers’

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acceptance or other similar instrument or obligation supporting such Indebtedness shall be disregarded to the extent that such Guarantee, Lien or letter of credit, bankers’ acceptance or other similar instrument or obligation secures or otherwise provides credit support for the principal amount of such Indebtedness; (ii) in the event that Indebtedness Incurred pursuant to subsection 7.1(b) meets the criteria of more than one of the types of Indebtedness described in subsection 7.1(b) above, the Borrower, in its sole discretion, shall classify or reclassify such item of Indebtedness and may include the amount and type of such Indebtedness in one or more of the clauses of subsection 7.1(b) (including in part under one such clause and in part under another such clause); provided that any Indebtedness Incurred pursuant to subsection 7.1(b)(iv) as limited by the proviso thereto, or subsection 7.1(b)(i) (to the extent such debt is unsecured), subsection 7.1(b)(xiii) or subsection 7.1(b)(xv) shall automatically, and without any further action by the Borrower, cease to be deemed Incurred or outstanding for purposes of such clause but shall be deemed Incurred for the purposes of subsection 7.1(a) from and after the first date on which the Borrower or any Restricted Subsidiary could have Incurred such Indebtedness under subsection 7.1(a) without reliance on such clause; (iii) in the event that Indebtedness could be Incurred in part under subsection 7.1(a), the Borrower, in its sole discretion, may classify a portion of such Indebtedness as having been Incurred under subsection 7.1(a) and the remainder of such Indebtedness as having been Incurred under subsection 7.1(b); (iv) the amount of Indebtedness issued at a price that is less than the principal amount thereof shall be equal to the amount of the liability in respect thereof determined in accordance with GAAP; (v) the principal amount of Indebtedness outstanding under any clause of paragraph (b) above, including for purposes of any determination of the “Maximum Incremental Facilities Amount,” shall be determined after giving effect to the application of proceeds of any such Indebtedness; (vi) if any Indebtedness is Incurred to refinance Indebtedness initially Incurred (or Indebtedness Incurred to refinance Indebtedness initially Incurred) in reliance on any provision of subsection 7.1(b) measured by reference to a percentage of Consolidated EBITDA at the time of Incurrence, and such refinancing would cause such percentage of Consolidated EBITDA restriction to be exceeded if calculated based on the Consolidated EBITDA on the date of such refinancing, such percentage of Consolidated EBITDA restriction shall not be deemed to be exceeded (and such refinancing Indebtedness shall be deemed permitted) so long as the principal amount of such refinancing Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) Incurred or payable in connection with such refinancing; (vii) if any Indebtedness is Incurred to refinance Indebtedness initially Incurred (or, Indebtedness Incurred to refinance Indebtedness initially Incurred) in reliance on any provision of subsection 7.1(b) above measured by a Dollar amount, such Dollar amount shall not be deemed to be exceeded (and such refinancing Indebtedness shall be deemed permitted) to the extent the principal amount of such newly Incurred Indebtedness does not exceed the principal amount of such Indebtedness being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) Incurred or payable in connection with such refinancing and (viii) notwithstanding anything herein to the contrary, pro forma effect shall be given to the consummation of the 2021 Transactions on any date of determination. Notwithstanding anything herein to the contrary, Indebtedness Incurred by the Borrower on the ~~2021~~2024 Amendment Effective Date under this Agreement shall be classified as Incurred under subsection 7.1(b)(i)(A), and may not later be reclassified.

(d) For purposes of determining compliance with any Dollar-denominated restriction or by reference to a percentage of Consolidated EBITDA for the Incurrence of Indebtedness, or Liens securing Indebtedness, denominated in a foreign currency, the Dollar-equivalent principal amount of such Indebtedness Incurred pursuant thereto shall be calculated based on the relevant currency exchange rate in effect on the date that such Indebtedness was Incurred, in the case of term Indebtedness, or first committed, in the case of revolving credit or delayed draw Indebtedness; provided that (x) the Dollar-equivalent principal amount of any such Indebtedness outstanding on the 2021 Amendment Effective Date shall be calculated based on the relevant currency exchange rate in effect on the 2021 Amendment Effective Date,

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(y) if such Indebtedness is Incurred to refinance other Indebtedness denominated in a foreign currency (or in a different currency from such Indebtedness so being Incurred), and such refinancing would cause the applicable Dollar-denominated restriction or percentage of Consolidated EBITDA to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing, such Dollar-denominated restriction or percentage of Consolidated EBITDA shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed (i) the outstanding or committed principal amount (whichever is higher) of such Indebtedness being refinanced plus (ii) the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) Incurred or payable in connection with such refinancing and (z) the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency and Incurred pursuant to a Senior Credit Facility shall be calculated based on the relevant currency exchange rate in effect on, at the Borrower’s option, (i) the 2021 Amendment Effective Date, (ii) any date on which any of the respective commitments under such Senior Credit Facility shall be reallocated between or among facilities or subfacilities hereunder or thereunder, or on which such rate is otherwise calculated for any purpose thereunder, or (iii) the date of such Incurrence. The principal amount of any Indebtedness Incurred to refinance other Indebtedness, if Incurred in a different currency from the Indebtedness being refinanced, shall be calculated based on the currency exchange rate applicable to the currencies in which such respective Indebtedness is denominated that is in effect on the date of such refinancing.

7.2 Limitation on Liens. The Borrower shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, create or permit to exist any Lien on any of its property or assets, whether now owned or hereafter acquired, securing any Indebtedness, except for the following Liens:

(a) Liens for taxes, assessments or other governmental charges not yet delinquent or the nonpayment of which in the aggregate would not reasonably be expected to have a material adverse effect on the Borrower and its Restricted Subsidiaries or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or a Subsidiary thereof, as the case may be, in accordance with GAAP;

(b) Liens with respect to outstanding motor vehicle fines, and carriers’, warehousemen’s, mechanics’, landlords’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business in respect of obligations that are not overdue for a period of more than 60 days or that are bonded or that are being contested in good faith and by appropriate proceedings;

(c) pledges, deposits or Liens in connection with workers’ compensation, professional liability insurance, insurance programs, unemployment insurance and other social security and other similar legislation or other insurance-related obligations (including, without limitation, pledges or deposits securing liability to insurance carriers under insurance or self-insurance arrangements);

(d) pledges, deposits or Liens to secure the performance of bids, tenders, trade, government or other contracts (other than for borrowed money), obligations for utilities, leases, licenses, statutory obligations, completion Guarantees, surety, judgment, appeal or performance bonds, other similar bonds, instruments or obligations, and other obligations of a like nature Incurred in the ordinary course of business;

(e) easements (including reciprocal easement agreements), rights-of-way, building, zoning and similar restrictions, utility agreements, covenants, reservations, restrictions, encroachments, charges, and other similar encumbrances or title defects incurred, or leases or

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subleases granted to others, in the ordinary course of business, which do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(f) Liens existing on, or provided for under written arrangements existing on, the 2021 Amendment Effective Date, which Liens or arrangements are set forth on Schedule 7.2, or (in the case of any such Liens securing Indebtedness of the Borrower or any of its Subsidiaries existing or arising under written arrangements existing on the 2021 Amendment Effective Date) securing any Refinancing Indebtedness in respect of such Indebtedness so long as the Lien securing such Refinancing Indebtedness is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or under such written arrangements could secure) the original Indebtedness;

(g) (i) mortgages, liens, security interests, restrictions, encumbrances or any other matters of record that have been placed by any developer, landlord or other third party on property over which the Borrower or any Restricted Subsidiary has easement rights or on any leased property and subordination or similar agreements relating thereto and (ii) any condemnation or eminent domain proceedings affecting any real property;

(h) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of Purchase Money Obligations or Capitalized Lease Obligations Incurred in compliance with subsection 7.1; provided that with respect to Purchase Money Obligations and Capitalized Lease Obligations, such Liens are limited to the property so acquired, constructed or improved in such transaction (provided that individual financings in respect of Purchase Money Obligations or Capitalized Lease Obligations provided by one Person (or an Affiliate thereof) may be cross-collateralized to other such financings provided by such Person and its Affiliates);

(i) Liens arising out of judgments, decrees, orders or awards in respect of which the Borrower or any Restricted Subsidiary shall in good faith be prosecuting an appeal or proceedings for review, which appeal or proceedings shall not have been finally terminated, or if the period within which such appeal or proceedings may be initiated shall not have expired;

(j) leases, subleases, licenses or sublicenses to or from third parties;

(k) (i) Liens on the Collateral securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of Indebtedness Incurred in compliance with subsection 7.1(b)(i); provided that any such Liens (other than the Liens granted under the Loan Documents) are subject to an Intercreditor Agreement, and (ii) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of (A) Indebtedness Incurred in compliance with subsection 7.1(b)(v), (vii), (viii), (ix) (limited to all or a part of the assets disposed of in such Financing Disposition), (x) (limited to the property or assets of Foreign Subsidiaries), (xi), (xiii) or (xv), (B) Indebtedness of any Restricted Subsidiary that is not a Subsidiary Guarantor, (C) Indebtedness or other obligations of any Special Purpose Entity (limited to the property or assets of such Special Purpose Entity) or (D) obligations in respect of Management Advances or Management Guarantees, in each case under the foregoing clauses (i) and (ii) including Liens securing any Guarantee thereof;

(l) Liens existing on property or assets of a Person at, or provided for under written arrangements existing at, the time such Person becomes a Subsidiary of the Borrower (or at the time the Borrower or a Restricted Subsidiary acquires such property or assets, including any

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acquisition by means of a merger or consolidation with or into the Borrower or any Restricted Subsidiary); provided, however, that such Liens and arrangements are not created in contemplation of such other Person becoming such a Subsidiary (or such acquisition of such property or assets), and that such Liens are limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which such Liens arose, could secure) the obligations to which such Liens relate; provided further, that for purposes of this clause (l), if a Person other than the Borrower is the Successor Company with respect thereto, any Subsidiary thereof shall be deemed to become a Subsidiary of the Borrower, and any property or assets of such Person or any such Subsidiary shall be deemed acquired by the Borrower or a Restricted Subsidiary, as the case may be, when such Person becomes such Successor Company;

(m) Liens on Capital Stock, Indebtedness or other securities of an Unrestricted Subsidiary or any joint venture that is not a Subsidiary of the Borrower that secure Indebtedness or other obligations of such Unrestricted Subsidiary or joint venture, respectively;

(n) any encumbrance or restriction (including, but not limited to, pursuant to put and call agreements or buy/sell arrangements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(o) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of Refinancing Indebtedness Incurred in respect of any Indebtedness (other than Indebtedness Incurred in compliance with subsection 7.1(b)(i)) secured by, or securing any refinancing, refunding, extension, renewal or replacement (in whole or in part) of any other obligation secured by, any other Permitted Liens, provided that any such new Lien is limited to all or part of the same property or assets (plus improvements, accessions, proceeds or dividends or distributions in respect thereof) that secured (or, under the written arrangements under which the original Lien arose, could secure) the obligations to which such Liens relate;

(p) Liens (i) arising by operation of law (or by agreement to the same effect) in the ordinary course of business, (ii) on property or assets under construction (and related rights) in favor of a contractor or developer or arising from progress or partial payments by a third party relating to such property or assets, (iii) on receivables (including related rights), (iv) on cash set aside at the time of the Incurrence of any Indebtedness or government securities purchased with such cash, in either case to the extent that such cash or government securities pre-fund the payment of interest on such Indebtedness and are held in an escrow account or similar arrangement to be applied for such purpose, (v) securing or arising by reason of any netting or set-off arrangement entered into in the ordinary course of banking or other trading activities (including in connection with purchase orders and other agreements with customers), (vi) in favor of the Borrower or any Subsidiary (other than Liens on property or assets of the Borrower or any Subsidiary Guarantor in favor of any Subsidiary that is not a Subsidiary Guarantor), (vii) arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business, (viii) on inventory or other goods and proceeds securing obligations in respect of bankers’ acceptances issued or created to facilitate the purchase, shipment or storage of such inventory or other goods, (ix) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft, cash pooling or similar obligations Incurred in the ordinary course of business, (x) attaching to commodity trading or other brokerage accounts Incurred in the ordinary course of business, or (xi) arising in connection with repurchase agreements permitted under subsection 7.1, on assets that are the subject of such repurchase agreements;

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(q) other Liens securing Indebtedness or other obligations, which Indebtedness or other obligations do not exceed at any time outstanding an amount equal to the greater of $45.0 million and 20.0% of Consolidated EBITDA for the Most Recent Four Quarter Period prior to the time of Incurrence of such Indebtedness or other obligations;

(r) any Lien created or arising in connection with the consummation of the Original Effective Date Transactions or the 2021 Transactions;

(s) Liens securing Indebtedness (including Liens securing any Obligations in respect thereof) consisting of Indebtedness Incurred in compliance with subsection 7.1, provided that on the date of the Incurrence of such Indebtedness after giving effect to such Incurrence (or, at the Borrower’s option, on the date of the initial borrowing of such Indebtedness or entry into the definitive agreement providing the commitment to fund such Indebtedness after giving pro forma effect to the Incurrence of the entire committed amount, in which case such committed amount may thereafter be borrowed and reborrowed in whole or in part, from time to time, without further compliance with this clause) after giving pro forma effect to the Incurrence of the entire committed amount of such Indebtedness, the Consolidated Net Secured Leverage Ratio shall not exceed 3.00:1.00; and

(t) Liens on the Collateral, if such Liens rank junior to the Liens on such Collateral in relation to the Lien securing the Loans and the Subsidiary Guarantees, as applicable (so long as any such Liens (and related Obligations) are subject to an Intercreditor Agreement).

For purposes of determining compliance with this subsection 7.2, (s) a Lien need not be incurred solely by reference to one category of Permitted Lien described in this subsection 7.2 but may be incurred under any combination of such categories (including in part under one such category and in part under any other such category), (t) in the event that a Lien (or any portion thereof) meets the criteria of one or more of such categories of Permitted Liens, the Borrower shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this subsection 7.2; (u) in the event that a portion of Indebtedness secured by a Lien could be classified as secured in part pursuant to clause (k)(i) above in respect of Indebtedness Incurred pursuant to subsection 7.1(b)(i) (giving effect to the Incurrence of such portion of such Indebtedness), the Borrower, in its sole discretion, may classify such portion of such Indebtedness (and any Obligations in respect thereof) as having been secured pursuant to clause (k)(i) above in respect of Indebtedness Incurred pursuant to subsection 7.1(b)(i) and the remainder of the Indebtedness as having been secured pursuant to one or more of the other clauses of this definition (other than clause (s)), (v) in the event that a portion of Indebtedness secured by a Lien could be classified in part pursuant to clause (s) above (giving effect to the Incurrence of such portion of Indebtedness), the Borrower, in its sole discretion, may classify such portion of Indebtedness (and any Obligations in respect thereof) as having been secured pursuant to clause (s) above and the remainder of the Indebtedness as having been secured pursuant to one or more of the other clauses of this definition (other than clause (k)(i) above in respect of Indebtedness Incurred pursuant to subsection 7.1(b)(i)), (w) the principal amount of Indebtedness secured by a Lien outstanding under any category of Permitted Lien shall be determined after giving effect to the application of proceeds of any such Indebtedness, (x) any Lien securing Indebtedness that was permitted to secure such Indebtedness at the time of the Incurrence of such Indebtedness shall also be permitted to secure any increase in the amount of such Indebtedness in connection with the accrual of interest, the accretion of accreted value, the payment of interest in the form of additional Indebtedness and the payment of dividends on Capital Stock constituting Indebtedness in the form of additional shares of the same class of Capital Stock, (y) if any Indebtedness or other obligation is secured by any Lien outstanding under any category of Permitted Lien measured by reference to a percentage of Consolidated EBITDA at the time of Incurrence of such Indebtedness or other obligations, and is refinanced by any Indebtedness or other obligation secured

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by any Lien Incurred by reference to such category of Permitted Lien, and such refinancing would cause the percentage of Consolidated EBITDA to be exceeded if calculated based on the Consolidated EBITDA on the date of such refinancing, such percentage of Consolidated EBITDA shall not be deemed to be exceeded (and such refinancing Lien shall be deemed permitted) so long as the principal amount of such refinancing Indebtedness or other obligation does not exceed the principal amount of such Indebtedness or other obligation being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) Incurred or payable in connection with such refinancing and (z) if any Indebtedness or other obligation is secured by any Lien outstanding under any category of Permitted Lien measured by reference to a Dollar amount, and is refinanced by any Indebtedness or other obligation secured by any Lien Incurred by reference to such category of Permitted Lien, and such refinancing would cause such Dollar amount to be exceeded, such Dollar amount shall not be deemed to be exceeded (and such refinancing Lien shall be deemed permitted) so long as the principal amount of such refinancing Indebtedness or other obligation does not exceed the principal amount of such Indebtedness being refinanced, plus the aggregate amount of fees, underwriting discounts, premiums and other costs and expenses (including accrued and unpaid interest) Incurred or payable in connection with such refinancing.

7.3 Limitation on Fundamental Changes.

(a) The Borrower will not consolidate with or merge with or into, or convey, transfer or lease all or substantially all of its and its Restricted Subsidiaries’ assets, taken as a whole, to, any Person, unless:

(i) the resulting, surviving or transferee Person (the “Successor Company”) will be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Borrower) will expressly assume all the obligations of the Borrower under this Agreement and the Loan Documents to which it is a party by executing and delivering to the Administrative Agent a joinder or one or more other documents or instruments in form reasonably satisfactory to the Administrative Agent;

(ii) immediately after giving effect to such transaction (and treating any Indebtedness that becomes an obligation of the Successor Company or any Restricted Subsidiary as a result of such transaction as having been Incurred by the Successor Company or such Restricted Subsidiary at the time of such transaction), no Default will have occurred and be continuing;

(iii) immediately after giving effect to such transaction, either (A) the Borrower (or, if applicable, the Successor Company with respect thereto) could Incur at least $1.00 of additional Indebtedness pursuant to subsection 7.1(a), or (B) the Consolidated Coverage Ratio of the Borrower (or, if applicable, the Successor Company with respect thereto) would equal or exceed the Consolidated Coverage Ratio of the Borrower immediately prior to giving effect to such transaction;

(iv) each Subsidiary Guarantor (other than (x) any Subsidiary Guarantor that will be released from its obligations under its Subsidiary Guarantee in connection with such transaction and (y) any party to any such consolidation or merger) shall have delivered a joinder or other document or instrument in form reasonably satisfactory to the Administrative Agent, confirming its Subsidiary Guarantee (other than any Subsidiary Guarantee that will be discharged or terminated in connection with such transaction);

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(v) to the extent required to be Collateral pursuant to the terms of the Security Documents and this Agreement, the Collateral owned by the Successor Company will (a) constitute Collateral under the Security Documents and (b) be subject to a Lien in favor of the Collateral Agent; and

(vi) the Borrower will have delivered to the Administrative Agent a certificate signed by a Responsible Officer and a legal opinion each to the effect that such consolidation, merger or transfer complies with the provisions described in this paragraph, provided that (x) in giving such opinion such counsel may rely on such certificate of such Responsible Officer as to compliance with the foregoing clauses (ii) and (iii) of this subsection 7.3(a) and as to any matters of fact, and (y) no such legal opinion will be required for a consolidation, merger or transfer described in clause (d) of this subsection 7.3.

(b) Any Indebtedness that becomes an obligation of the Borrower (or, if applicable, the Successor Company with respect thereto) or any Restricted Subsidiary (or that is deemed to be Incurred by any Person that becomes a Restricted Subsidiary) as a result of any such transaction undertaken in compliance with this subsection 7.3, and any Refinancing Indebtedness with respect thereto, shall be deemed to have been Incurred in compliance with subsection 7.1.

(c) Upon any transaction involving the Borrower in accordance with subsection 7.3(a) in which the Borrower is not the Successor Company, the Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the Borrower under the Loan Documents, and thereafter the predecessor Borrower shall be relieved of all obligations and covenants under the Loan Documents, except that the predecessor Borrower in the case of a lease of all or substantially all of its and its Restricted Subsidiaries’ assets, taken as a whole, will not be released from the obligation to pay the principal of and interest on the Loans and Reimbursement Obligations.

(d) Clauses (ii) and (iii) of subsection 7.3(a) will not apply to any transaction in which the Borrower consolidates with or merges with or into or conveys or transfers all or substantially all of its and its Restricted Subsidiaries’ assets, taken as a whole, to (x) an Affiliate incorporated or organized for the purpose of reincorporating or reorganizing the Borrower in another jurisdiction or changing its legal structure to a corporation, limited liability company or other entity or (y) a Restricted Subsidiary of the Borrower so long as all assets of the Borrower and its Restricted Subsidiaries immediately prior to such transaction (other than Capital Stock of such Restricted Subsidiary) are owned by such Restricted Subsidiary and its Restricted Subsidiaries immediately after the consummation thereof. Subsection 7.3(a) will not apply to any transaction in which any Restricted Subsidiary consolidates with, merges into or transfers all or part of its assets to the Borrower.

7.4 Limitation on Asset Dispositions; Proceeds from Asset Dispositions and Recovery Events.

(a) The Borrower will not, and will not permit any Restricted Subsidiary to, make any Asset Disposition unless:

(i) the Borrower or such Restricted Subsidiary receives consideration (including by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise) at the time of such Asset Disposition at least equal to the Fair Market Value (as of the date a legally binding commitment for such Asset Disposition was entered into) of the shares and assets subject to such Asset Disposition,

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(ii) in the case of any Asset Disposition (or series of related Asset Dispositions) having a Fair Market Value (as of the date a legally binding commitment for such Asset Disposition was entered into) of $30.0 million or more, at least 75% of the consideration therefor (excluding, in the case of an Asset Disposition (or series of related Asset Dispositions), any consideration by way of relief from, or by any other Person assuming responsibility for, any liabilities, contingent or otherwise, that are not Indebtedness) received by the Borrower or such Restricted Subsidiary is in the form of cash, and

(iii) to the extent required by subsection 7.4(b), an amount equal to 100.0% (as may be adjusted pursuant to the final proviso of subsection 7.4(b)) of the Net Available Cash from such Asset Disposition is applied by the Borrower (or any Restricted Subsidiary, as the case may be) as provided in such subsection.

(b) In the event that on or after the 2021 Amendment Effective Date, (x) the Borrower or any Restricted Subsidiary shall make an Asset Disposition or (y) a Recovery Event shall occur, an amount equal to 100.0% (as may be adjusted pursuant to the final proviso of this subsection 7.4(b)) of the Net Available Cash from such Asset Disposition or Recovery Event shall be applied by the Borrower (or any Restricted Subsidiary, as the case may be) as follows:

(i) first, (x) to the extent the Borrower or such Restricted Subsidiary elects, to invest in Additional Assets (including by means of an investment in Additional Assets by a Restricted Subsidiary with an amount equal to the Net Available Cash received by the ~~Company~~Borrower or another Restricted Subsidiary) within 12 months from the later of the date of such Asset Disposition or Recovery Event, as the case may be, and the date of receipt of such Net Available Cash (or, if such investment in Additional Assets is a project authorized by the Board of Directors that will take longer than 12 months to complete, the period of time necessary to complete such project); provided that a binding commitment or letter of intent shall be treated as a permitted application of the Net Available Cash from the date of such commitment or letter of intent until the 18-month anniversary of the later of the date of such Asset Disposition or Recovery Event and the date of receipt of such Net Available Cash (such 18-month anniversary, the “18-Month Anniversary”) (so long as the Borrower or such Restricted Subsidiary enters into such commitment or letter of intent with the good faith expectation that such Net Available Cash will be applied to satisfy such commitment or letter of intent within such period and such Net Available Cash is actually applied in such manner); provided, further, that in the event such binding commitment or letter of intent is later cancelled or terminated for any reason on or after the 12-month anniversary of the later of the date of such Asset Disposition or Recovery Event, as applicable, and the date of receipt of such Net Available Cash but before such Net Available Cash is so applied, then such Net Available Cash shall constitute Excess Proceeds pursuant to clause (ii) below unless the Borrower or such Restricted Subsidiary enters into another binding commitment (a “Second Commitment”) within six months of such cancellation or termination of the prior binding commitment (but in any event no later than the 18-Month Anniversary); provided, further, that the Borrower or such Restricted Subsidiary may only enter into a Second Commitment under the foregoing provision one time with respect to each Asset Disposition or Recovery Event, and to the extent such Second Commitment is later cancelled or terminated for any reason before such Net Available Cash is applied or such Net Available Cash is not applied within six months of such Second Commitment, then such Net Available Cash shall constitute Excess Proceeds pursuant to clause (ii) below; or (y) in the case of any Asset Disposition by any Restricted Subsidiary that is not a Subsidiary Guarantor, to the extent that the Borrower or any Restricted Subsidiary elects (or is required by the terms of any Indebtedness of any Restricted Subsidiary that is not a Subsidiary Guarantor), to prepay, repay or purchase any such Indebtedness or (in the case of letters of credit, bankers’ acceptances or other similar instruments) cash

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collateralize any such Indebtedness (in each case other than Indebtedness owed to the Borrower or a Restricted Subsidiary) within 12 months after the later of the date of such Asset Disposition and the date of receipt of such Net Available Cash;

(ii) second, to the extent of the balance of such Net Available Cash after application in accordance with clause (i) above (such balance, the “Excess Proceeds”), no later than the latest of (1) 10 Business Days of determination of such balance, (2) the time required under any other Indebtedness prepaid, repaid or purchased pursuant to this clause (ii), and (3) the time required by applicable law, toward the prepayment of the Term Loans and (to the extent the Borrower or any Restricted Subsidiary is required by the terms thereof) to prepay, repay or purchase other Additional Indebtedness that is Pari Passu Indebtedness on a pro rata basis with the Term Loans, in accordance with subsection 3.4(d) (and subject to subsections 3.4(e) and 3.4(f)) or the agreements or instruments governing such other Additional Indebtedness; and

(iii) third, to the extent of the balance of such Net Available Cash after application in accordance with clauses (i) and (ii) above (the amount of such balance, the “Declined Excess Proceeds”), to fund any general corporate purposes (including but not limited to the repurchase, repayment or other acquisition or retirement of Loans or Subordinated Obligations or the making of any other Restricted Payment);

provided, however, that (x) in connection with any prepayment, repayment or purchase of Indebtedness pursuant to clause (b)(i)(y) or (b)(ii), the Borrower or such Restricted Subsidiary will retire such Indebtedness and will cause the related loan commitment (if any) to be permanently reduced in an amount equal to the principal amount so prepaid, repaid or purchased, (y) the Borrower (or any Restricted Subsidiary, as the case may be) may elect to invest in Additional Assets prior to receiving the Net Available Cash attributable to any given Asset Disposition (provided that such investment shall be made no earlier than the earliest of notice to the Administrative Agent of the relevant Asset Disposition, execution of a definitive agreement for the relevant Asset Disposition, and consummation of the relevant Asset Disposition) and deem the amount so invested to be applied pursuant to and in accordance with clause (b)(i)(x) above with respect to such Asset Disposition and (z) the percentage first set forth above in this subsection 7.4(b) shall be reduced to (1) 50.0% if the Consolidated Net Leverage Ratio at the time of such Asset Disposition (or, at the Borrower’s option, on the date a legally binding commitment for such Asset Disposition was entered into) is less than or equal to 3.25:1.00 after giving pro forma effect to any application of such Net Available Cash as set forth herein and (2) 0.0% if the Consolidated Net Leverage Ratio at the time of such Asset Disposition (or, at the Borrower’s option, on the date a legally binding commitment for such Asset Disposition was entered into) is less than or equal to 2.75:1.00 after giving pro forma effect to any application of such Net Available Cash as set forth herein (any Net Available Cash in respect of Asset Dispositions not required to be applied in accordance with clause (b) as a result of the application of this proviso shall collectively constitute “Leverage Excess Proceeds”).

(c) Notwithstanding the foregoing provisions of this subsection 7.4, the Borrower and its Restricted Subsidiaries shall not be required to apply any Net Available Cash in accordance with this subsection 7.4 (1) except to the extent that the aggregate Net Available Cash from all Asset Dispositions and Recovery Events that is not applied in accordance with this subsection 7.4 (excluding all Leverage Excess Proceeds) exceeds $25.0 million in any fiscal year of the Borrower and (2) to the extent that repatriating or transferring any or all of the Net Available Cash from any Asset Disposition by, or Recovery Event relating to any asset of, any Restricted Subsidiary that is not a Subsidiary Guarantor (w) could result in adverse tax consequences to the Borrower or any of its Subsidiaries, (x) is prohibited or delayed by applicable local law, (y) could reasonably be expected to give rise to or result in (A) any violation of applicable law, (B) any liability (criminal, civil, administrative or other) for any of the officers, directors or

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equityholders of the Borrower or any Restricted Subsidiary, (C) any violation of the provisions of any joint venture or other material agreement governing or binding upon the ~~Company~~Borrower or any Restricted Subsidiary or (D) any material risk of any such violation or liability referred to in clauses (A), (B) and (C) or (z) could reasonably be expected to give rise to or result in any cost, expense, liability or obligation (including any tax) other than routine and immaterial out-of-pocket expenses (in the case of the foregoing clauses (w), (x), (y) and (z), as determined by the Borrower in good faith, which determination shall be conclusive), the portion of such Net Available Cash so affected will not be required to be applied in compliance with the foregoing provisions of this covenant, and such amounts may be retained by the Borrower or any Restricted Subsidiary or invested in, distributed to or otherwise transferred to any other Subsidiary); provided that in the case of the foregoing clause (2)(y), the Borrower shall take commercially reasonable efforts to and to cause the applicable Restricted Subsidiary to, take all actions reasonably required by the applicable local law, the applicable organizational impediments or other impediment to permit such repatriation or transfer, and if such repatriation or transfer of any of such affected Net Available Cash can be achieved, such repatriation or transfer will be promptly effected and such repatriated or transferred Net Available Cash will be applied (whether or not repatriation or transfer actually occurs) in compliance with the foregoing provisions of this subsection 7.4. The time periods set forth in this subsection 7.4 shall not start until such time as the Net Available Cash may be repatriated or transferred whether or not such repatriation or transfer actually occurs.

(d) For the purposes of subsection 7.4(a)(ii) above, the following are deemed to be cash: (1) Temporary Cash Investments and Cash Equivalents, (2) the assumption of Indebtedness of the Borrower (other than Disqualified Stock of the Borrower) or any Restricted Subsidiary and the release of the Borrower or such Restricted Subsidiary from all liability on payment of the principal amount of such Indebtedness in connection with such Asset Disposition, (3) Indebtedness of any Restricted Subsidiary that is no longer a Restricted Subsidiary as a result of such Asset Disposition, to the extent that the Borrower and each other Restricted Subsidiary are released from any Guarantee of payment of the principal amount of such Indebtedness in connection with such Asset Disposition, (4) securities received by the Borrower or any Restricted Subsidiary from the transferee that are converted by the Borrower or such Restricted Subsidiary into cash within 180 days (to the extent of the cash received), (5) consideration consisting of Indebtedness of the Borrower or any Restricted Subsidiary, (6) Additional Assets and (7) any Designated Noncash Consideration received by the Borrower or any of its Restricted Subsidiaries in an Asset Disposition having an aggregate Fair Market Value, taken together with all other Designated Noncash Consideration received pursuant to this clause, not to exceed an aggregate amount at any time outstanding equal to the greater of $75.0 million and 30% of Consolidated EBITDA for the Most Recent Four Quarter Period as of the date a legally binding commitment for such Asset Disposition was entered into (with the Fair Market Value of each item of Designated Noncash Consideration being measured as of the date a legally binding commitment for such Asset Disposition (or if later, for the payment of such item) was entered into and without giving effect to subsequent changes in value).

7.5 Limitation on Dividends and Other Restricted Payments.

(a) The Borrower shall not, and shall not permit any Restricted Subsidiary, directly or indirectly, to (i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock (including any such payment in connection with any merger or consolidation to which the Borrower is a party) except (x) dividends or distributions payable solely in its Capital Stock (other than Disqualified Stock) and (y) dividends or distributions payable to the Borrower or any Restricted Subsidiary (and, in the case of any such Restricted Subsidiary making such dividend or distribution, to other holders of its Capital Stock on no more than a pro rata basis, measured by value), (ii) purchase, redeem, retire or otherwise acquire for value any Capital Stock of the Borrower held by Persons other than the Borrower or a Restricted Subsidiary (other than any acquisition of Capital Stock deemed to occur upon the exercise of options or

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vesting of restricted stock units if such Capital Stock represents a portion of the exercise price thereof or a withholding obligation), (iii) voluntarily purchase, repurchase, redeem, defease or otherwise voluntarily acquire or retire for value, prior to scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Subordinated Obligations (other than Subordinated Obligations owed to the Borrower or a Restricted Subsidiary and other than a purchase, repurchase, redemption, defeasance or other acquisition or retirement for value in anticipation of satisfying a sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of such purchase, repurchase, redemption, defeasance or other acquisition or retirement) or (iv) make any Investment (other than a Permitted Investment) in any Person (any such dividend, distribution, purchase, repurchase, redemption, defeasance, other acquisition or retirement or Investment being herein referred to as a “Restricted Payment”), if at the time the Borrower or such Restricted Subsidiary makes such Restricted Payment and after giving effect thereto:

(1) An Event of Default under subsection 8.1(a), (c), (e), (f), (h), (i), (j) or (k) or another Event of Default known to the Borrower shall have occurred and be continuing (or would result therefrom);

(2) the Borrower could not Incur at least an additional $1.00 of Indebtedness pursuant to subsection 7.1(a); or

(3) the aggregate amount of such Restricted Payment and all other Restricted Payments (the amount so expended, if other than in cash, to be as determined in good faith by the Board of Directors, whose determination shall be conclusive and evidenced by a resolution of the Board of Directors) declared or made subsequent to the 2021 Amendment Effective Date and then outstanding would exceed, without duplication, the sum of:

(A) 50% of the Consolidated Net Income accrued during the period (treated as one accounting period) beginning on April 1, 2021 to the end of the most recent fiscal quarter ending prior to the date of such Restricted Payment for which consolidated financial statements of the Borrower are available (or, in case such Consolidated Net Income shall be a negative number, 100% of such negative number);

(B) the aggregate Net Cash Proceeds and the Fair Market Value of property or assets received (x) by the Borrower as capital contributions to the Borrower after the 2021 Amendment Effective Date or from the issuance or sale (other than to a Restricted Subsidiary) of its Capital Stock (other than Disqualified Stock or Designated Preferred Stock) after the 2021 Amendment Effective Date (other than Contribution Amounts and Cure Amounts) or (y) by the Borrower or any Restricted Subsidiary from the Incurrence by the Borrower or any Restricted Subsidiary after the 2021 Amendment Effective Date of Indebtedness that shall have been converted into or exchanged for Capital Stock of the Borrower (other than Disqualified Stock or Designated Preferred Stock), plus the amount of any cash and the Fair Market Value of any property or assets, received by the Borrower or any Restricted Subsidiary upon such conversion or exchange;

(C) (i) the aggregate amount of cash and the Fair Market Value of any property or assets received after the 2021 Amendment Effective Date from dividends, distributions, interest payments, return of capital, repayments of Investments or other transfers of assets to the Borrower or any Restricted Subsidiary from any Unrestricted Subsidiary, plus (ii) the aggregate amount resulting from the redesignation after the 2021 Amendment Effective Date, of any Unrestricted Subsidiary as a Restricted Subsidiary (valued in each case as provided in the definition of “Investment”);

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(D) in the case of any disposition or repayment of any Investment after the Original Effective Date constituting a Restricted Payment (without duplication of any amount deducted in calculating the amount of Investments at any time outstanding included in the amount of Restricted Payments), the aggregate amount of cash and the Fair Market Value of any property or assets received by the Borrower or a Restricted Subsidiary after the 2021 Amendment Effective Date, with respect to all such dispositions and repayments; and

(E) $250,000,000.

(b) The provisions of subsection 7.5(a) do not prohibit any of the following (each, a “Permitted Payment”):

(i) (x) any purchase, redemption, repurchase, defeasance or other acquisition or retirement of Capital Stock of the Borrower (“Treasury Capital Stock”) or Subordinated Obligations made by exchange (including any such exchange pursuant to the exercise of a conversion right or privilege in connection with which cash is paid in lieu of the issuance of fractional shares) for, or out of the proceeds of the issuance or sale of, Capital Stock of the Borrower (other than Disqualified Stock and other than Capital Stock issued or sold to a Subsidiary) (“Refunding Capital Stock”) or a capital contribution to the Borrower, in each case other than Contribution Amounts and Cure Amounts; provided that the Net Cash Proceeds from such issuance, sale or capital contribution shall be excluded in subsequent calculations under subsection 7.5(a)(3)(B) and (y) if immediately prior to such acquisition or retirement of such Treasury Capital Stock, dividends thereon were permitted pursuant to subsection 7.5(b)(xiv) of this Agreement or the Original Credit Agreement, dividends on such Refunding Capital Stock in an aggregate amount per annum not exceeding the aggregate amount per annum of dividends so permitted on such Treasury Capital Stock;

(ii) any purchase, redemption, repurchase, defeasance or other acquisition or retirement of Subordinated Obligations (x) made by exchange for, or out of the proceeds of the Incurrence of, Indebtedness of the Borrower or Refinancing Indebtedness, in each case Incurred in compliance with subsection 7.1, (y) from Net Available Cash or an equivalent amount to the extent permitted by subsection 7.4 or (z) following the occurrence of a Change of Control (or other similar event described therein as a “change of control”) but only if the Borrower shall have made payment in full of all of the Loans and terminated the Revolving Commitments, or made a Change of Control Offer;

(iii) any dividend paid or redemption made within 60 days after the date of declaration thereof or of the giving of notice thereof, as applicable, if at such date of declaration or notice such dividend or redemption would have complied with subsection 7.5(a) above;

(iv) payments to repurchase or otherwise acquire Capital Stock of the Borrower (including any options, warrants or other rights in respect thereof), in each case from current or former Management Investors (including any repurchase or acquisition by reason of the Borrower retaining any Capital Stock, option, warrant or other right in respect of tax withholding obligations, and any related payment in respect of any such obligation), such payments, loans, advances, dividends or distributions not to exceed an amount (net of repayments of any such loans or advances) equal to (x) (1) $30.0 million, plus (2) $5.0 million multiplied by the number of calendar years that have commenced since the 2021 Amendment Effective Date, plus (y) the Net Cash Proceeds received by the Borrower since the 2021 Amendment Effective Date from, or as a capital

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contribution from, the issuance or sale to Management Investors of Capital Stock (including any options, warrants or other rights in respect thereof), to the extent such Net Cash Proceeds are not included in any calculation under subsection 7.5(a)(3)(B)(x), plus (z) the cash proceeds of key man life insurance policies received by the Borrower or any Restricted Subsidiary since the 2021 Amendment Effective Date, to the extent such cash proceeds are not included in any calculation under subsection 7.5(a)(3)(A); provided that any cancellation of Indebtedness owing to the Borrower or any Restricted Subsidiary by any current or former Management Investor in connection with any repurchase or other acquisition of Capital Stock (including any options, warrants or other rights in respect thereof) from any Management Investor shall not constitute a Restricted Payment for purposes of this subsection 7.5 or any other provision of this Agreement;

(v) the payment by the Borrower of dividends on the common stock, units or equity of the Borrower in an amount not to exceed in any fiscal year 6.0% of Market Capitalization of the Borrower;

(vi) Restricted Payments (including loans or advances) in an aggregate amount outstanding at any time not to exceed an amount (net of repayments of any such loans or advances) equal to the greater of $60.0 million and 25.0% of Consolidated EBITDA for the Most Recent Four Quarter Period;

(vii) [reserved];

(viii) payments by the Borrower to holders of Capital Stock of the Borrower in lieu of issuance of fractional shares of such Capital Stock;

(ix) dividends or other distributions of, or Investments paid for or made with, Capital Stock, Indebtedness or other securities of Unrestricted Subsidiaries;

(x) [reserved];

(xi) dividends to holders of any class or series of Disqualified Stock, or of any Preferred Stock of a Restricted Subsidiary, Incurred in accordance with subsection 7.1;

(xii) the Incurrence of Indebtedness (including Guarantees) and the granting of Liens to the extent in compliance with subsections 7.1 and 7.2, and any payment of consideration to holders of the Borrower’s or any of its Restricted Subsidiaries’ equity interests from the proceeds thereof, in each case, in connection with a merger or consolidation constituting or resulting in a Change of Control and otherwise permitted by this Agreement if (x) the Consolidated Coverage Ratio of the Borrower would equal or exceed 2.00:1.00 and (y) there shall not be effective as of the close of business on the date of the consummation of such transaction or be effective as of such date as a result of an earlier announcement (which date shall be extended for so long as the rating of the Initial Term B Loans is under publicly announced consideration for possible downgrade by either of the Rating Agencies), a decrease of one or more gradations (including gradations within rating categories as well as between rating categories and excluding, for the avoidance of doubt, changes in ratings outlook) in the rating of the Initial Term B Loans by either of the Rating Agencies as compared with the rating of the Initial Term B Loans in effect by each such Rating Agency on the date that is 60 days prior the earlier of the consummation of such merger or consolidation or the public announcement of the occurrence of such merger or consolidation or of the intention of the Borrower to effect such merger or consolidation, or a withdrawal of the ratings of the Initial Term B Loans by either of such Rating Agencies;

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(xiii) Investments or other Restricted Payments in an aggregate amount outstanding at any time not to exceed an amount equal to the sum of the Declined Excess Proceeds and the Leverage Excess Proceeds;

(xiv) (A) dividends on any Designated Preferred Stock of the Borrower issued after the Original Effective Date; provided that at the time of such issuance and after giving effect thereto on a pro forma basis, the Consolidated Coverage Ratio would be at least 2.00 to 1.00, or (B) any dividend on Refunding Capital Stock that is Preferred Stock in excess of the amount of dividends thereon permitted by clause (i) of this paragraph (b), provided that at the time of the declaration of such dividend and after giving effect thereto on a pro forma basis, the Consolidated Coverage Ratio would be at least 2.00:1.00;

(xv) Investments in Unrestricted Subsidiaries in an aggregate amount outstanding at any time not exceeding an amount equal to the greater of $45.0 million and 20.0% of Consolidated EBITDA for the Most Recent Four Quarter Period;

(xvi) distributions or payments of Special Purpose Financing Fees; and

(xvii) any Restricted Payment; provided that on a pro forma basis after giving effect to such Restricted Payment the Consolidated Net Leverage Ratio would be equal to or less than 3.00:1.00;

provided that (A) in the case of subsections 7.5(b)(i)(y), (iii), (v), (viii) and (xiv)(B), the net amount of any such Permitted Payment shall be included in subsequent calculations of the amount of Restricted Payments, (B) in all cases other than pursuant to clause (A) immediately above, the net amount of any such Permitted Payment shall be excluded in subsequent calculations of the amount of Restricted Payments and (C) solely with respect to subsections 7.5(b)(vi) and (xvii), no Event of Default under subsection 8.1(a), (c), (e), (f), (h), (i), (j) or (k) or other Event of Default known to the Borrower shall have occurred and be continuing at the time of any such Permitted Payment after giving effect thereto. The Borrower, in its sole discretion, may classify and reclassify any Investment or other Restricted Payment or Permitted Payment as being made in part under one of the provisions of this covenant (or in the case of any Investment, the clauses or subclauses of Permitted Investments) and in part under one or more other such provisions (or, as applicable, clauses or subclauses).

7.6 Limitation on Transactions with Affiliates.

(a) The Borrower will not, and will not permit any Restricted Subsidiary to, directly or indirectly, enter into or conduct any transaction or series of related transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Borrower (an “Affiliate Transaction”) involving aggregate consideration in excess of $10.0 million unless (i) the terms of such Affiliate Transaction are not materially less favorable to the Borrower or such Restricted Subsidiary, as the case may be, than those that could be obtained at the time in a transaction with a Person who is not such an Affiliate and (ii) if such Affiliate Transaction involves aggregate consideration in excess of $20.0 million, the terms of such Affiliate Transaction have been approved by a majority of the Board of Directors. For purposes of this paragraph, any Affiliate Transaction shall be deemed to have satisfied the requirements set forth in this subsection 7.6(a) if (x) such Affiliate Transaction is approved by a majority of the Disinterested Directors or (y) in the event there are no Disinterested Directors, a fairness opinion is provided by a nationally recognized appraisal or investment banking firm with respect to such Affiliate Transaction.

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(b) The provisions of subsection 7.6(a) will not apply to:

(i) any Restricted Payment Transaction;

(ii) (1) the entering into, maintaining or performance of any employment or consulting contract, collective bargaining agreement, benefit plan, program or arrangement, related trust agreement or any other similar arrangement for or with any current or former management member, employee, officer, director or consultant of or to the Borrower or any Restricted Subsidiary heretofore or hereafter entered into in the ordinary course of business, including vacation, health, insurance, deferred compensation, severance, retirement, savings or other similar plans, programs or arrangements, (2) payments, compensation, performance of indemnification or contribution obligations, the making or cancellation of loans, or any issuance, grant or award of stock, options, other equity‑related interests or other securities, to any such management members, employees, officers, directors or consultants in the ordinary course of business, (3) the payment of reasonable fees to directors of the Borrower or any of its Subsidiaries (as determined in good faith by the Borrower, which determination shall be conclusive), (4) any transaction with an officer or director of the Borrower or any of its Subsidiaries in the ordinary course of business not involving more than $120,000 in any one case, or (5) Management Advances and payments in respect thereof (or in reimbursement of any expenses referred to in the definition of such term);

(iii) any transaction between or among any of the Borrower, one or more Restricted Subsidiaries, and/or one or more Special Purpose Entities;

(iv) any transaction arising out of agreements, arrangements or instruments in existence on the 2021 Amendment Effective Date and any payments made pursuant thereto;

(v) any transaction in the ordinary course of business on terms that are fair to the Borrower and its Restricted Subsidiaries in the reasonable determination of the Board of Directors or senior management of the Borrower, or are not materially less favorable to the Borrower or the relevant Restricted Subsidiary than those that could be obtained at the time in a transaction with a Person who is not an Affiliate of the Borrower;

(vi) any transaction in the ordinary course of business, or approved by a majority of the Board of Directors, between the Borrower or any Restricted Subsidiary and any Affiliate of the Borrower that is a joint venture or similar entity;

(vii) [reserved];

(viii) [reserved];

(ix) any issuance or sale of Capital Stock (other than Disqualified Stock) of the Borrower or any capital contribution to the Borrower; and

(x) transactions permitted by, and complying with, subsection 7.3 solely for purposes of effecting a transaction of the type described in subsection 7.3(d).

7.7 [Reserved].

7.8 [Reserved].

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7.9 Limitation on Restrictions on Distributions from Restricted Subsidiaries. The Borrower will not, and will not permit any Restricted Subsidiary to, create or otherwise cause to exist or become effective any consensual encumbrance or restriction on the ability of any Restricted Subsidiary to (i) pay dividends or make any other distributions on its Capital Stock or pay any Indebtedness or other obligations owed to the Borrower, (ii) make any loans or advances to the Borrower or (iii) transfer any of its property or assets to the Borrower, except any encumbrance or restriction:

(a) pursuant to an agreement, arrangement or instrument in effect at or entered into on the 2021 Amendment Effective Date, any Credit Facility, and, on and after the execution and delivery thereof, any Intercreditor Agreement, any Permitted Debt Exchange Notes (and any related documents) and any Additional Obligations Documents;

(b) pursuant to any agreement or instrument of a Person, or relating to Indebtedness or Capital Stock of a Person, which Person is acquired by or merged or consolidated with or into the Borrower or any Restricted Subsidiary, or which agreement or instrument is assumed by the Borrower or any Restricted Subsidiary in connection with an acquisition of assets from such Person, or any other transaction entered into in connection with any such acquisition, merger or consolidation, as in effect at the time of such acquisition, merger, consolidation or transaction (except to the extent that such Indebtedness was Incurred to finance, or otherwise in connection with, such acquisition, merger, consolidation or transaction); provided that for purposes of this subsection 7.9(b), if a Person other than the Borrower is the Successor Company with respect thereto, any Subsidiary thereof or agreement or instrument of such Person or any such Subsidiary shall be deemed acquired or assumed, as the case may be, by the Borrower or a Restricted Subsidiary, as the case may be, when such Person becomes such Successor Company;

(c) pursuant to an agreement or instrument (a “Refinancing Agreement”) effecting a refinancing of Indebtedness Incurred or outstanding pursuant or relating to, or that otherwise extends, renews, refunds, refinances or replaces, any agreement or instrument referred to in subsections 7.9(a) or (b) above or this subsection 7.9(c) (an “Initial Agreement”) or that is, or is contained in, any amendment, supplement or other modification to an Initial Agreement or Refinancing Agreement (an “Amendment”); provided, however, that the encumbrances and restrictions contained in any such Refinancing Agreement or Amendment taken as a whole are not materially less favorable to the Lenders than encumbrances and restrictions contained in the Initial Agreement or Initial Agreements to which such Refinancing Agreement or Amendment relates (as determined in good faith by the Borrower, which determination shall be conclusive);

(d) (i) pursuant to any agreement or instrument that restricts in a customary manner (as determined in good faith by the Borrower, which determination shall be conclusive) the assignment or transfer thereof, or the subletting, assignment or transfer of any property or asset subject thereto, (ii) by virtue of any transfer of, agreement to transfer, option or right with respect to, or Lien on, any property or assets of the Borrower or any Restricted Subsidiary not otherwise prohibited by this Agreement, (iii) contained in mortgages, pledges or other security agreements securing Indebtedness or other obligations of the Borrower or a Restricted Subsidiary to the extent restricting the transfer of the property or assets subject thereto, (iv) pursuant to customary provisions (as determined in good faith by the Borrower, which determination shall be conclusive) restricting dispositions of real property interests set forth in any reciprocal easement agreements of the Borrower or any Restricted Subsidiary, (v) pursuant to Purchase Money Obligations that impose encumbrances or restrictions on the property or assets so acquired, (vi) on cash or other deposits, net worth or inventory imposed by customers or suppliers under agreements entered into in the ordinary course of business, (vii) pursuant to customary provisions (as determined in good faith by the Borrower, which determination shall be conclusive) contained in agreements and instruments entered into in the ordinary course of business (including but not limited to leases and licenses) or in joint venture

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and other similar agreements or in shareholder, partnership, limited liability company and other similar agreements in respect of non-wholly owned Restricted Subsidiaries, (viii) that arises or is agreed to in the ordinary course of business and does not detract from the value of property or assets of the Borrower or any Restricted Subsidiary in any manner material to the Borrower or such Restricted Subsidiary, (ix) pursuant to Hedging Obligations or Bank Products Obligations or (x) with respect to which the Borrower determines in good faith, which determination shall be conclusive, that such encumbrance or restriction will not materially affect the Borrower’s ability to make principal or interest payments on the Loans;

(e) with respect to a Restricted Subsidiary (or any of its property or assets) imposed pursuant to an agreement entered into for the direct or indirect sale or disposition of (A) property or assets of such Restricted Subsidiary or (B) all or substantially all of the Capital Stock of such Restricted Subsidiary, in each case, pending the closing of such sale or disposition;

(f) by reason of any applicable law, rule, regulation or order, or required by any regulatory authority having jurisdiction over the Borrower or any Restricted Subsidiary or any of their businesses, including any such law, rule, regulation, order or requirement applicable in connection with such Restricted Subsidiary’s status (or the status of any Subsidiary of such Restricted Subsidiary) as a Captive Insurance Subsidiary or Home Warranty Subsidiary; or

(g) pursuant to an agreement or instrument (i) relating to any Indebtedness permitted to be Incurred subsequent to the 2021 Amendment Effective Date pursuant to subsection 7.1, (A) if the encumbrances and restrictions contained in any such agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in the Initial Agreements (as determined in good faith by the Borrower, which determination shall be conclusive), or (B) if such encumbrance or restriction is not materially more disadvantageous to the Lenders than is customary in comparable financings (as determined in good faith by the Borrower, which determination shall be conclusive) and either (x) the Borrower determines in good faith, which determination shall be conclusive, that such encumbrance or restriction will not materially affect the Borrower’s ability to make principal or interest payments on the Loans or (y) such encumbrance or restriction applies only if a default occurs in respect of a payment or financial covenant relating to such Indebtedness, (ii) relating to any sale of receivables by or Indebtedness of a Foreign Subsidiary or (iii) relating to Indebtedness of or a Financing Disposition by or to or in favor of any Special Purpose Entity.

7.10 Financial Covenant. The Borrower shall not permit the Consolidated First Lien Leverage Ratio for the Most Recent Four Quarter Period to exceed 3.50:1.00; provided, however, that if the Borrower or any of its Subsidiaries makes a Material Acquisition in any fiscal quarter, at the Borrower’s election, the maximum Consolidated First Lien Leverage Ratio permitted pursuant to this subsection 7.10 shall be increased to 4.00:1.00 (the “Financial Covenant Toggle”) for up to four fiscal quarters following the date of such Material Acquisition; provided, further, that the Borrower may not elect to utilize a Financial Covenant Toggle if a Financial Covenant Toggle had been elected to be used by the Borrower with respect to any of the two fiscal quarters immediately prior to the proposed effectiveness of such election.

SECTION 8 EVENTS OF DEFAULT.

8.1 Events of Default. If any of the following events shall occur and be continuing:

(a) The Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof (whether at Stated Maturity, by mandatory prepayment or otherwise); or the Borrower shall fail to pay any interest on any Loan, Reimbursement Obligation, or any other

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amount payable hereunder, within five days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) Any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document (or in any amendment, modification or supplement hereto or thereto) or that is contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to this Agreement or any such other Loan Document shall (x) prove to have been incorrect in any material respect on or as of the date made or deemed made and (y) in the case of any such inaccuracy that is capable of being cured, such inaccuracy shall continue uncured for a period of 30 days after the date on which written notice thereof shall have been given to the Borrower by the Administrative Agent or the Required Lenders; or

(c) Any Loan Party shall default in the observance or performance of any agreement contained in Section 7 of this Agreement (subject to, in the case of the financial covenant contained in subsection 7.10, the cure rights in subsection 8.2); provided that in the case of any Event of Default under subsection 7.10 (a “Financial Covenant Event of Default”), such default shall not constitute a default with respect to any Initial Term B Loans unless and until the Revolving Loans and have been declared due and payable and the Revolving Commitments have been terminated by the Required Revolving Lenders pursuant to subsection 8.1 and the Initial Term A Loans have been declared due and payable by the Required Term A Lenders pursuant to subsection 8.1; provided, however that if (i) the Required Revolving Lenders irrevocably rescind such acceleration of the Revolving Loans and termination of the Revolving Commitments in a writing delivered to the Administrative Agent within 20 Business Days after such acceleration and termination, if applicable, (ii) the Required Term A Lenders irrevocably rescind such acceleration of the Initial Term A Loans in a writing delivered to the Administrative Agent within 20 Business Days after such acceleration, if applicable and (iii) the Required Lenders (including the Term Loan Lenders) have not accelerated the Loans, the Financial Covenant Event of Default shall automatically cease to constitute an Event of Default with respect to the Term Loans from and after such date; or

(d) Any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this subsection 8.1), and such default shall continue unremedied for a period of 30 days after the date on which written notice thereof shall have been given to the Borrower by the Administrative Agent or the Required Lenders; or

(e) (i) Any Loan Party or any of its Restricted Subsidiaries shall default in any payment of principal of or interest on any Indebtedness for borrowed money, or any Loan Party or any of its Material Restricted Subsidiaries shall default in any payment of principal of or interest on any Indebtedness, in each case (excluding the Loans and any Indebtedness owed to the Borrower or any Loan Party) in excess of $50.0 million beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Indebtedness was created; or (ii) any Loan Party or any of its Material Restricted Subsidiaries shall default in the observance or performance of any other agreement or condition relating to any Indebtedness (excluding the Loans) referred to in clause (i) above or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice or lapse of time if required, such Indebtedness to become due prior to its stated maturity (an “Acceleration”), and such time shall have lapsed and, if any notice (a “Default Notice”) shall be required to commence a grace period or declare the occurrence of an event of default before notice

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of Acceleration may be delivered, such Default Notice shall have been given, and such Indebtedness shall have been caused to become due prior to its stated maturity; or

(f) If (i) any Loan Party or any of its Material Restricted Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts (excluding, in each case, the solvent liquidation or reorganization of any Foreign Subsidiary of the Borrower that is not a Loan Party) or (B) seeking appointment of a receiver, interim receiver, receivers, receiver and manager, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party or any of its Material Restricted Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party or any of its Material Restricted Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged, unstayed or unbonded for a period of 60 days; or (iii) there shall be commenced against any Loan Party or any of its Material Restricted Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief which shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party or any of its Material Restricted Subsidiaries shall take any organizational action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party or any of its Material Restricted Subsidiaries shall be generally unable to, or shall admit in writing its general inability to, pay its debts as they become due; or

(g) (i) Any Person shall engage in any “prohibited transaction” (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, or (ii) any “accumulated funding deficiency” (as defined in Section 302 of ERISA), or, on and after the effectiveness of the Pension Act, any failure by any Plan to satisfy the minimum funding standard (as defined in Section 412 of the Code or Section 302 of ERISA) applicable to such Plan, whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of either of the Borrower or any Commonly Controlled Entity, or (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is in the reasonable opinion of the Administrative Agent likely to result in the termination of such Plan for purposes of Title IV of ERISA, or (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA other than a standard termination pursuant to Section 4041(b) of ERISA, or (v) either of the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Administrative Agent is reasonably likely to, Incur any liability in connection with a withdrawal from, or the Insolvency of, a Multiemployer Plan, or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, would be reasonably expected to result in a Material Adverse Effect; or

(h) One or more judgments or decrees shall be entered against any Loan Party or any of its Material Restricted Subsidiaries involving in the aggregate at any time a liability (net of any insurance or indemnity payments actually received in respect thereof prior to or within 60 days

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from the entry thereof, or to be received in respect thereof in the event any appeal thereof shall be unsuccessful) of $50.0 million or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

(i) (i) The Guarantee and Collateral Agreement shall, or any other Security Document covering a significant portion of the Collateral shall (at any time after its execution, delivery and effectiveness) cease for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof), or the Borrower or any Loan Party, in each case that is a party to such Security Document shall so assert in writing, or (ii) the Lien created by any of the Security Documents shall cease to be perfected and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any significant portion of the Collateral (other than in connection with any termination of such Lien in respect of any Collateral as permitted hereby or by any Security Document), and such failure of such Lien to be perfected and enforceable with such priority shall have continued unremedied for a period of 20 days; or

(j) Any Loan Party shall assert in writing that any Intercreditor Agreement, (after execution and delivery thereof) shall have ceased for any reason to be in full force and effect (other than pursuant to the terms hereof or thereof) or shall knowingly contest, or knowingly support any other Person in any action that seeks to contest, the validity or effectiveness of any such Intercreditor Agreement (other than pursuant to the terms hereof or thereof); or

(k) Subject to the Borrower’s option to make a payment in full of all of the Loans and to terminate the Revolving Commitments (and cancel, backstop or cash collateralize each Letter of Credit on terms reasonably satisfactory to the applicable Issuing Bank), or to make a Change of Control Offer, a Change of Control shall have occurred;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, the Commitments, if any, shall automatically immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders (or, if a Financial Covenant Event of Default occurs and is continuing, (x) at the request of, or with the consent of the Required Revolving Lenders only, and without limiting subsection 8.1(c), only with respect to the Revolving Loans, Revolving Commitments, Swing Line Commitments, Swing Line Loans, any Letter of Credit, L/C Obligations and (y) at the request of, or with the consent of the Required Term A Lenders only, and without limiting subsection 8.1(c), only with respect to the Initial Term A Loans), the Administrative Agent may, or upon the request of the Required Lenders or the Required Revolving Lenders and the Required Term A Lenders, as the case may be, the Administrative Agent shall, by notice to the Borrower, declare the Commitments to be terminated forthwith, whereupon the Commitments, if any, shall immediately terminate, and/or declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

In addition to any other rights and remedies granted to the Administrative Agent and the Lenders in the Loan Documents, the Administrative Agent on behalf of the Lenders may exercise all rights and remedies of a secured party under the UCC or any other applicable law.

Except as expressly provided above in this subsection 8.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

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8.2 Borrower’s Right to Cure.

(a) Notwithstanding anything to the contrary otherwise contained in this Section 8, in the event of any Financial Covenant Event of Default and upon the receipt of a Specified Equity Contribution within the time period specified in the definition thereof, and subject to the satisfaction of the other conditions with respect to Specified Equity Contribution set forth in the definition thereof, Consolidated EBITDA shall be increased with respect to such applicable fiscal quarter and any four fiscal quarter period that contains such fiscal quarter by the amount of such Specified Equity Contribution (the “Cure Amount”), solely for the purpose of measuring compliance with subsection 7.10. If, after giving effect to the foregoing pro forma adjustment (without giving effect to any repayment of any Indebtedness with any portion of the Cure Amount or any portion of the Cure Amount on the balance sheet of the Borrower and its Restricted Subsidiaries, in each case, with respect to such fiscal quarter only), the Borrower and its Restricted Subsidiaries shall then be in compliance with the requirements of subsection 7.10, they shall be deemed to have been in compliance therewith as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default hereunder that had occurred shall be deemed cured for the purposes of this Agreement.

(b) The parties hereby acknowledge that notwithstanding any other provision in this Agreement to the contrary, (i) the Cure Amount received pursuant to the occurrence of any Specified Equity Contribution shall be disregarded for purposes of calculating Consolidated EBITDA in any determination of any financial ratio-based conditions, pricing or basket under Section 7 (other than as applicable to subsection 7.10) and (ii) no Revolving Lender or Issuing Bank shall be required to make any Extension of Credit hereunder, if a Financial Covenant Event of Default has occurred and is continuing during the ten Business Day period during which a Specified Equity Contribution may be made (as provided in the definition of Specified Equity Contribution), unless and until the Cure Amount is actually received.

SECTION 9 THE AGENTS AND THE OTHER REPRESENTATIVES.

9.1 Appointment.

(a) Each Lender hereby irrevocably designates and appoints JPMorgan Chase Bank, N.A., as the Administrative Agent and Collateral Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes JPMorgan Chase Bank, N.A., as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to or required of the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agents and the Other Representatives shall not have any duties or responsibilities, except, in the case of the Administrative Agent and the Collateral Agent, those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agents or the Other Representatives.

(b) Each of the Agents may perform any of their respective duties under this Agreement, the other Loan Documents and any other instruments and agreements referred to herein or therein by or through its respective officers, directors, agents, employees or affiliates, or delegate any and all such rights and powers to, any one or more sub-agents appointed by such Agent (it being understood and agreed, for avoidance of doubt and without limiting the generality of the foregoing, that the Administrative Agent and the Collateral Agent may perform any of their respective duties under the Security Documents by or through one or more of their respective affiliates). Each Agent and any such

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sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 9 shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

(c) Except for subsections 9.5 and (to the extent of the Borrower’s rights thereunder and the conditions included therein) 9.9 and 9.10, the provisions of this Section 9 are solely for the benefit of the Agents and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions.

9.2 The Administrative Agent and Affiliates. Each Person serving as an Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each Person serving as an Agent hereunder in its individual capacity. Such Person and its affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Agent hereunder and without any duty to account therefor to the Lenders.

9.3 Action by Agent. In performing its functions and duties under this Agreement, (a) each Agent shall act solely as an agent for the Lenders and, as applicable, the other secured parties, and (b) no Agent assumes any (and shall not be deemed to have assumed any) relationship of agency or trust with or for the Borrower or any of its Subsidiaries. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact (including the Collateral Agent in the case of the Administrative Agent), and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact or counsel selected by it with reasonable care.

9.4 Exculpatory Provisions.

(a) No Agent shall have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, no Agent:

(i) shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that such Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that such Agent shall not be required to take any action that, in its judgment or the judgment of its counsel, may expose such Agent to liability or that is contrary to any Loan Document or applicable Requirement of Law; and

(iii) shall, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as such Agent or any of its affiliates in any capacity.

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(b) No Agent shall be liable for any action taken or not taken by it (x) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as such Agent shall believe in good faith shall be necessary, under the circumstances as provided in subsection 8.1 or subsection 10.1, as applicable) or (y) in the absence of its own bad faith, gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until notice describing such Default is given to such Agent by the Borrower or a Lender.

(c) No Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents or (v) the satisfaction of any condition set forth in Section 5 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent. Without limiting the generality of the foregoing, the use of the term “agent” in this Agreement with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term as used merely as a matter of market custom and is intended to create or reflect only an administrative relationship between independent contracting parties.

9.5 Acknowledgement and Representation by Lenders. Each Lender expressly acknowledges that none of the Agents or the Other Representatives nor any of their officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by any Agent or any Other Representative hereafter taken, including any review of the affairs of the Borrower or any other Loan Party, shall be deemed to constitute any representation or warranty by such Agent or such Other Representative to any Lender. Each Lender further represents and warrants to the Agents, the Other Representatives and each of the Loan Parties that it has had the opportunity to review each document made available to it on the Approved Electronic Platform in connection with this Agreement and has acknowledged and accepted the terms and conditions applicable to the recipients thereof. Each Lender represents to the Agents, the Other Representatives and each of the Loan Parties that, independently and without reliance upon any Agent, the Other Representatives or any other Lender, and based on such documents and information as it has deemed appropriate, it has made and will make, its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and the other Loan Parties, it has made its own decision to make its Loans hereunder and enter into this Agreement and it will make its own decisions in taking or not taking any action under this Agreement and the other Loan Documents and, except as expressly provided in this Agreement, neither the Agents nor any Other Representative shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. Each Lender (other than, in the case of clause (i), any Unrestricted Subsidiary) represents to each other party hereto that (i) it is a bank, savings and loan association or other similar savings institution, insurance company, investment fund or company or other financial institution which makes or acquires commercial loans in the ordinary course of its business and that it is participating hereunder as a Lender for such commercial purposes and (ii) it has the knowledge and experience to be and is capable of evaluating the merits and risks of being a Lender hereunder. Each Lender acknowledges and agrees to comply with the provisions of subsection 9.6 applicable to the Lenders hereunder. Each party to this Agreement acknowledges and agrees that the Administrative Agent may use an outside service provider for the tracking of all UCC financing statements required to be filed pursuant to the Loan Documents and notification to

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the Administrative Agent, of, among other things, the upcoming lapse or expiration thereof, and that any such service provider will be deemed to be acting at the request and on behalf of the Borrower and the other Loan Parties. No Agent shall be liable for any action taken or not taken by any such service provider.

9.6 Indemnity; Reimbursement by Lenders.

(a) To the extent that the Borrower or any other Loan Party for any reason fails to indefeasibly pay any amount required under subsection 10.5 to be paid by it to the Administrative Agent (or any sub-agent thereof), or the Collateral Agent (or any sub-agent thereof), the Swing Line Lender, the Issuing Bank or any Related Party of any of the foregoing, each Lender severally agrees to pay ratably according to their respective Term Loan Percentages or Revolving Commitment Percentages, as the case may be, on the date on which the applicable unreimbursed expense or indemnity payment is sought under this subsection 9.6 such unpaid amount (such indemnity shall be effective whether or not the related losses, claims, damages, liabilities and related expenses are Incurred or asserted by any party hereto or any third party); provided that (i) the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was Incurred by or asserted against the Administrative Agent (or any such sub-agent) or the Collateral Agent (or any sub-agent thereof), the Swing Line Lender or the Issuing Banks in their capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the Collateral Agent (or any sub-agent thereof), the Swing Line Lender or the Issuing Banks in connection with such capacity and (ii) such indemnity for the Swing Line Lender or the Issuing Banks shall not include losses Incurred by the Swing Line Lender or the Issuing Banks due to one or more Lenders defaulting in their obligations to purchase participations of Swing Line Exposure under subsections 2.8(d) or 2.8(e) or L/C Obligations under subsection 2.7(d) (it being understood that this proviso shall not affect the Swing Line Lender’s or any Issuing Bank’s rights against any Defaulting Lender). The obligations of the Lenders under this subsection 9.6 are subject to the provisions of subsection 3.8.

(b) Any Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document (except actions expressly required to be taken by it hereunder or under the Loan Documents) unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may Incur by reason of taking or continuing to take any such action.

(c) All amounts due under this subsection 9.6 shall be payable not later than three Business Days after demand therefor. The agreements in this subsection 9.6 shall survive the payment of the Loans and all other amounts payable hereunder.

9.7 Right to Request and Act on Instructions.

(a) Each Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of this Agreement or of any of the Loan Documents an Agent is permitted or desires to take or to grant, and if such instructions are promptly requested, the requesting Agent shall be absolutely entitled as between itself and the Lenders to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Lender for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement. Without limiting the foregoing, no Lender shall have any right of action whatsoever against any Agent as a result of an Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Required Lenders (or all or such other portion of the Lenders as shall be prescribed by this Agreement) and, notwithstanding the instructions of the

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Required Lenders (or such other applicable portion of the Lenders), an Agent shall have no obligation to any Lender to take any action if it believes, in good faith, that such action would violate applicable law or exposes an Agent to any liability for which it has not received satisfactory indemnification in accordance with the provisions of subsection 9.6.

(b) Each Agent shall be entitled to rely upon, and shall not Incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not Incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall be entitled to rely upon the advice of any such counsel, accountants or experts and shall not be liable for any action taken or not taken by it in accordance with such advice.

9.8 Credit Bidding. The Lenders, and the Secured Parties (by their acceptance of the benefits of the Security Documents), hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other jurisdictions to which a Loan Party is subject, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid, (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles, (ii) each of the Secured Parties’ ratable interests in the Secured Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative Agent shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in subsection 10.1), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Secured Obligations which were credit bid, interests, whether as equity, partnership,

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limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of Secured Obligations credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Secured Parties pro rata with their original interest in such Secured Obligations and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Secured Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Secured Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid.

9.9 Collateral Matters.

(a) Each Lender authorizes and directs the Administrative Agent and the Collateral Agent to enter into (x) the Security Documents and any Intercreditor Agreement for the benefit of the Lenders and the other Secured Parties, (y) any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to the Security Documents and any Intercreditor Agreement or a separate intercreditor agreement in connection with the Incurrence by any Loan Party or any Subsidiary thereof of Additional Indebtedness (each an “Intercreditor Agreement Supplement”) to permit such Additional Indebtedness to be secured by a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents) and (z) any Incremental Commitment Amendment as provided in subsection 2.9, any Increase Supplement as provided in subsection 2.9, any Lender Joinder Agreement as provided in subsection 2.9, and any Extension Amendment as provided in subsection 2.5, any agreement required in connection with a Permitted Debt Exchange Offer pursuant to subsection 2.10, and any Specified Refinancing Amendment as provided in subsection 2.11. Each Lender hereby agrees, and each holder of any Note or participant in Letters of Credit by the acceptance thereof will be deemed to agree, that, except as otherwise set forth herein, any action taken by the Administrative Agent, the Collateral Agent or the Required Lenders in accordance with the provisions of this Agreement, the Security Documents, any Intercreditor Agreement, any Intercreditor Agreement Supplement, any Incremental Commitment Amendment, any Increase Supplement, any Lender Joinder Agreement or any agreement required in connection with a Permitted Debt Exchange Offer or any Extension Amendment or any Specified Refinancing Amendment and the exercise by the Agents or the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. The Administrative Agent and the Collateral Agent are hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any Collateral or Security Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Security Documents. Each Lender agrees that it will not have any right individually to enforce or seek to enforce any Security Document or to realize upon any Collateral for the Loans unless instructed to do so by the Collateral Agent, it being understood and agreed that such rights and remedies may be exercised only by the Collateral Agent. The Collateral Agent may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any guarantee by any Subsidiary (including extensions beyond the 2021 Amendment Effective

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Date or in connection with assets acquired, or Subsidiaries formed or acquired, after the 2021 Amendment Effective Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents.

(b) The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as applicable, in each case at its option and in its discretion, to (A) release any Lien granted to or held by such Agent upon any Collateral (i) upon termination of the Revolving Commitments and payment and satisfaction of all of the Senior Credit Facility Obligations under the Loan Documents at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby that are then due and unpaid (excluding, for the avoidance of doubt, any contingent indemnification and expense reimbursement claims not then due), with no Letters of Credit outstanding (unless cash collateralized or otherwise provided for in a manner reasonably satisfactory to the applicable Issuing Bank), (ii) constituting property being sold or otherwise disposed of (to Persons other than a Loan Party) upon the sale or other disposition thereof in compliance with subsection 7.4, (iii) owned by any Subsidiary Guarantor which becomes an Excluded Subsidiary or ceases to be a Restricted Subsidiary of the Borrower or constituting Capital Stock or other equity interests of a Specified Excluded Subsidiary, (iv) if approved, authorized or ratified in writing by the Required Lenders (or such greater amount, to the extent required by subsection 10.1), (v) to the extent that such Collateral comprises property leased or licensed to a Loan Party, upon termination or expiration of such lease or license or (vi) as otherwise may be expressly provided in the relevant Security Documents; (B) enter into any Intercreditor Agreement on behalf of, and binding with respect to, the Lenders and their interest in designated assets, to give effect to any Special Purpose Financing, including to clarify the respective rights of all parties in and to designated assets; (C) at the written request of the Borrower to subordinate any Lien on any Excluded Assets (or to confirm in writing the absence of any Lien thereon) or any other property granted to or held by such Agent under any Loan Document to the holder of any Permitted Lien (other than Permitted Liens securing the Obligations under the Loan Documents or that are required by the express terms of this Agreement to be secured on an equal and ratable or junior basis with the Liens on the Collateral securing the Senior Credit Facility Obligations pursuant to an Intercreditor Agreement and (D) to release any Subsidiary Guarantor from its Obligations under any Loan Documents to which it is a party (i) if such Person ceases to be a Restricted Subsidiary or a Domestic Subsidiary of the Borrower or becomes an Excluded Subsidiary (other than by virtue of clause (l) of the definition thereof unless such Subsidiary Guarantor no longer constitutes a Subsidiary) or (ii) at the election of the Borrower (exercised in its sole discretion) in the case of any Subsidiary Guarantor that the Borrower caused to become a Subsidiary Guarantor pursuant to the last sentence of subsection 6.9(b) and that is not otherwise required to become a Subsidiary Guarantor pursuant to such subsection. Upon request by the Administrative Agent or the Collateral Agent, at any time, the Required Lenders or all or such other portion of the Lenders as shall be prescribed by this Agreement will confirm in writing such Agent’s authority to release particular types or items of Collateral pursuant to this subsection 9.9.

(c) The Lenders hereby authorize the Administrative Agent and the Collateral Agent, as the case may be, in each case at its option and in its discretion, to enter into any amendment, amendment and restatement, restatement, waiver, supplement or modification, and to make or consent to any filings or to take any other actions, in each case as contemplated by subsection 10.17. Upon request by any Agent, at any time, the Lenders will confirm in writing the Administrative Agent’s and the Collateral Agent’s authority under this subsection 9.9(c).

(d) No Agent shall have any obligation whatsoever to the Lenders to assure that the Collateral exists or is owned by the Borrower or any of its Subsidiaries or is cared for, protected or insured or that the Liens granted to any Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise or

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to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agents in this subsection 9.9 or in any of the Security Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, each Agent may act in any manner it may deem appropriate, in its sole discretion, given such Agent’s own interest in the Collateral as Lender and that no Agent shall have any duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

(e) Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by and in accordance with either subsection 10.1 or 10.17, as applicable, with the written consent of the Agent party thereto and the Loan Party party thereto.

(f) The Collateral Agent may, and hereby does, appoint the Administrative Agent as its agent for the purposes of holding any Collateral and/or perfecting the Collateral Agent’s security interest therein and for the purpose of taking such other action with respect to the Collateral as such Agents may from time to time agree.

9.10 Successor Agent. Subject to the appointment of a successor as set forth herein, the Administrative Agent and the Collateral Agent may resign as Administrative Agent or Collateral Agent, respectively, upon 10 days’ notice to the Lenders and the Borrower and if the Administrative Agent has admitted in writing that it is insolvent or becomes a Defaulting Lender, either the Required Lenders or the Borrower may, upon 10 days’ notice to the Administrative Agent, remove such Agent. If the Administrative Agent or Collateral Agent shall resign or be removed as Administrative Agent or Collateral Agent, as applicable, under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be subject to approval by the Borrower (provided that such approval by the Borrower in connection with the appointment of any successor Administrative Agent shall only be required so long as no Event of Default under subsection 8.1(a) or (f) has occurred and is continuing; provided further, that the Borrower shall not unreasonably withhold its approval of any successor Administrative Agent if such successor is a commercial bank with a consolidated combined capital and surplus of at least $5,000,000,000) whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent or the Collateral Agent, as applicable, and the term “Administrative Agent” or “Collateral Agent,” as applicable, shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Administrative Agent or Collateral Agent, as applicable, shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans or issuers of Letters of Credit. After any retiring Agent’s resignation or removal as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. Additionally, after any retiring Agent’s resignation or removal as such Agent, the provisions of this subsection shall inure to its benefit as to any actions taken or omitted to be taken by it while it was such Agent under this Agreement and the other Loan Documents. After the resignation or removal of the Administrative Agent pursuant to the preceding provisions of this subsection 9.10, the resigning or removed Administrative Agent (x) shall not be required to act as Issuing Bank for any Letters of Credit to be issued after the date of such resignation or removal and (y) shall not be required to act as Swing Line Lender with respect to Swing Line Loans to be made after the date of such resignation or removal (and all outstanding Swing Line Loans of such resigning or removed Administrative Agent shall be required to be repaid in full upon its resignation or removal), although the resigning Administrative Agent shall retain all rights hereunder as Issuing Bank and Swing Line Lender with respect to all Letters of Credit issued by it and all Swing Line Loans made by it, prior to the effectiveness of its resignation or removal as Administrative Agent hereunder.

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9.11 Withholding Tax. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of, withholding tax ineffective), such Lender shall indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower and without limiting the obligation of such Borrower to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including any interest, additions to tax or penalties thereto, together with all expenses Incurred, including legal expenses and any other out-of-pocket expenses. The agreements in this subsection 9.11 shall survive the resignation and/or replacement of the Administrative Agent, and assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Senior Credit Facility Obligations.

9.12 Other Representatives. None of the entities identified as joint bookrunners and joint lead arrangers or as co-documentation agents pursuant to the definition of Other Representative contained herein, shall have any duties or responsibilities hereunder or under any other Loan Document in its capacity as such. Without limiting the foregoing, no Other Representative shall have nor be deemed to have a fiduciary relationship with any Lender. At any time that any Lender serving as an Other Representative shall have transferred to any other Person (other than any of its affiliates) all of its interests in the Loans and in the Commitments, such Lender shall be deemed to have concurrently resigned as such Other Representative.

9.13 Administrative Agent May File Proofs of Claims. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) is hereby authorized by the Lenders, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under subsections 3.5 and 10.5) allowed in such judicial proceeding;

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under subsections 3.5 and 10.5.

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9.14 Application of Proceeds. The Lenders, the Administrative Agent and the Collateral Agent agree, as among such parties, as follows: subject to the terms of any Intercreditor Agreement or any Intercreditor Agreement Supplement, after the occurrence and during the continuance of an Event of Default, all amounts collected or received by the Administrative Agent, the Collateral Agent or any Lender on account of amounts then due and outstanding under any of the Loan Documents (the “Collection Amounts”) shall, except as otherwise expressly provided herein, be applied as follows: first, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of the Administrative Agent and the Collateral Agent in connection with enforcing the rights of the Agents and the Lenders under the Loan Documents (including all expenses of sale or other realization of or in respect of the Collateral and any sums advanced to the Collateral Agent or to preserve its security interest in the Collateral), second, to pay all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees to the extent provided herein) due and owing hereunder of each of the Lenders in connection with enforcing such Lender’s rights under the Loan Documents, third, to pay interest on Loans and L/C Obligations then outstanding; fourth, to pay principal of Loans then outstanding, Reimbursement Obligations then outstanding and obligations under Interest Rate Agreements, Currency Agreements, Commodities Agreements and Bank Products Agreements permitted hereunder and secured by the Guarantee and Collateral Agreement, ratably among the applicable Secured Parties in proportion to the respective amounts described in this clause “fourth” payable to them, and fifth, to pay the surplus, if any, to whomever may be lawfully entitled to receive such surplus. To the extent any amounts available for distribution pursuant to clause “third” or “fourth” above are insufficient to pay all obligations described therein in full, such moneys shall be allocated pro rata among the applicable Secured Parties in proportion to the respective amounts described in the applicable clause at such time. This subsection 9.14 may be amended (and the Lenders hereby irrevocably authorize the Administrative Agent to enter into any such amendment) to the extent necessary to reflect differing amounts payable, and priorities of payments, to Lenders participating in any new classes or tranches of loans added pursuant to subsections 2.5, 2.9 and 2.11, as applicable.

Notwithstanding the foregoing, Excluded Obligations (as defined in the Guarantee and Collateral Agreement) with respect to any Subsidiary Guarantor shall not be paid with amounts received from such Subsidiary Guarantor or its assets and such Excluded Obligations shall be disregarded in any application of Collection Amounts pursuant to the preceding paragraph.

9.15 Approved Electronic Communications.

(a) The Borrower agrees that the Administrative Agent may, but shall not be obligated to, make any Communications available to the Lenders and the Issuing Banks by posting the Communications on IntraLinks™, DebtDomain, SyndTrak, ClearPar or any other electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the 2021 Amendment Effective Date, a user ID/password authorization system) and the Approved Electronic Platform is secured through a per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of any Lender that are added to the Approved Electronic Platform, and that there are confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution

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of the Communications through the Approved Electronic Platform (it being understood that, notwithstanding the foregoing, nothing herein shall limit the obligations of each Agent, Issuing Bank, Other Representative and Lender under subsection 10.16).

(c) THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS ARE PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE COMMUNICATIONS, OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC PLATFORM AND THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM. IN NO EVENT SHALL THE ADMINISTRATIVE AGENT, ANY ARRANGER, ANY CO-DOCUMENTATION AGENT, ANY SYNDICATION AGENT OR ANY OF THEIR RESPECTIVE RELATED PARTIES (COLLECTIVELY, “APPLICABLE PARTIES”) HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY’S OR THE ADMINISTRATIVE AGENT’S TRANSMISSION OF COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED ELECTRONIC PLATFORM. EXCEPT, SOLELY WITH RESPECT TO DIRECT DAMAGES, TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY A FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FORM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF THE APPLICABLE PARTIES.

(d) Each Lender and each Issuing Bank agrees that notice to it (as provided in the next sentence) specifying that Communications have been posted to the Approved Electronic Platform shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender and Issuing Bank agrees (i) to notify the Administrative Agent in writing (which could be in the form of electronic communication) from time to time of such Lender’s or Issuing Bank’s (as applicable) email address to which the foregoing notice may be sent by electronic transmission and (ii) that the foregoing notice may be sent to such email address.

(e) Each of the Lenders, each of the Issuing Banks and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(f) Nothing herein shall prejudice the right of the Administrative Agent, any Lender or any Issuing Bank to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

9.16 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers and their respective Affiliates and not, for the

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avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Lead Arrangers and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent or the Lead Arrangers and their respective Affiliates are not fiduciaries with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

9.17 Erroneous Payments.

(a) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or

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repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such ~~Bank~~Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this subsection 9.17(a) shall be conclusive, absent manifest error.

(b) Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment. Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter (or such later date as the Administrative Agent, may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Payment (or portion thereof) was received by such ~~Bank~~Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(c) The Borrower and each other Loan Party hereby agree that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Senior Credit Facility Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such erroneous Payment is, and solely with respect to the amount of such erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making a payment to satisfy certain Senior Credit Facility Obligations and is not otherwise repaid or returned to a Loan Party by the Administrative Agent, a Lender or any of their respective Affiliates whether pursuant to a legal proceeding or otherwise.

(d) Each party’s obligations under this subsection 9.17 shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Senior Credit Facility Obligations under any Loan Document.

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9.18 Borrower Communications. (a) The Administrative Agent, the Lenders and the Issuing Banks agree that the Borrower may, but shall not be obligated to, make any Borrower Communications to the Administrative Agent through an electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Borrower Portal”).

(a) Although the Approved Borrower Portal and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the 2024 Amendment Effective Date, a user ID/password authorization system), each of the Lenders, each of the Issuing Banks and the Borrower acknowledges and agrees that the distribution of material through an electronic medium is not necessarily secure, that the Administrative Agent is not responsible for approving or vetting the representatives or contacts of the Borrower that are added to the Approved Borrower Portal, and that there may be confidentiality and other risks associated with such distribution. Each of the Lenders, each of the Issuing Banks and the Borrower hereby approves distribution of Borrower Communications through the Approved Borrower Portal and understands and assumes the risks of such distribution.

(b) THE APPROVED BORROWER PORTAL IS PROVIDED “AS IS” AND “AS AVAILABLE”. THE APPLICABLE PARTIES DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER COMMUNICATION, OR THE ADEQUACY OF THE APPROVED BORROWER PORTAL AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED BORROWER PORTAL AND THE BORROWER COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY THE APPLICABLE PARTIES IN CONNECTION WITH THE BORROWER COMMUNICATIONS OR THE APPROVED BORROWER PORTAL. IN NO EVENT SHALL THE APPLICABLE PARTIES HAVE ANY LIABILITY TO ANY LOAN PARTY, ANY LENDER, ANY ISSUING BANK OR ANY OTHER PERSON OR ENTITY FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF THE BORROWER’S TRANSMISSION OF BORROWER COMMUNICATIONS THROUGH THE INTERNET OR THE APPROVED BORROWER PORTAL.

(c) Each of the Lenders, each of the Issuing Banks and the Borrower agrees that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Borrower Communications on the Approved Borrower Portal in accordance with the Administrative Agent’s generally applicable document retention procedures and policies.

(d) Nothing herein shall prejudice the right of the Borrower to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.

SECTION 10 MISCELLANEOUS.

10.1 Amendments and Waivers.

(a) Subject to subsection 3.7, neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented, modified or waived except in accordance with the provisions of this subsection 10.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent and the Collateral Agent may, from time to time, (x) enter into with the respective Loan Parties hereto or thereto, as the case may be, written amendments, supplements or

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modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or to the other Loan Documents or changing, in any manner the rights or obligations of the Lenders or the Loan Parties hereunder or thereunder or (y) waive at any Loan Party’s request, on such terms and conditions as the Required Lenders, the Administrative Agent or the Collateral Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that amendments pursuant to subsections 10.1(a)(vii), (d) and (f) may be effected without the consent of the Required Lenders to the extent provided therein; provided further that no such waiver and no such amendment, supplement or modification shall:

(i) reduce or forgive the amount or extend the Stated Maturity of any Loan or Reimbursement Obligation hereunder or of any scheduled installment thereof or reduce the stated rate of any interest, commission or fee payable hereunder (other than as a result of any waiver of the applicability of any post-default increase in interest rates) or extend the scheduled date of any payment thereof or increase the amount or extend the expiration date of any Lender’s Commitment or change the currency in which any Loan or Reimbursement Obligation is payable, in each case without the consent of each Lender directly and adversely affected thereby (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the aggregate Commitment of all Lenders shall not constitute an increase of the Commitment of any Lender, and that an increase in the available portion of any Commitment of any Lender shall not constitute an increase in the Commitment of such Lender);

(ii) amend, modify or waive any provision of this subsection 10.1(a) or reduce the percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents (other than pursuant to subsection 7.3 or 10.6(a)), in each case without the written consent of all the Lenders;

(iii) release Subsidiary Guarantors accounting for all or substantially all of the value of the Guarantee of the Senior Credit Facility Obligations pursuant to the Guarantee and Collateral Agreement, or, in the aggregate (in a single transaction or a series of related transactions), all or substantially all of the Collateral without the consent of all of the Lenders, except as expressly permitted hereby or by any Security Document (as such documents are in effect on the date hereof or, if later, the date of execution and delivery thereof in accordance with the terms hereof);

(iv) require any Lender to make Loans having an Interest Period of longer than six months or shorter than one month without the consent of such Lender;

(v) amend, modify or waive any provision of Section 9 without the written consent of the then Administrative Agent and of any Other Representative directly and adversely affected thereby;

(vi) amend, modify or waive the provisions of any Letter of Credit or any of any Issuing Bank’s rights under subsection 2.7 without the written consent of such Issuing Bank;

(vii) (A) (1) amend or otherwise modify subsection 7.10 or (2) waive or consent to any Default or Event of Default resulting from a breach of subsection 7.10, provided, however, that the amendments, modifications, waivers and consents described in this clause (vii)(A) shall not require the consent of any Lenders other than the Required Term A/Revolving Lenders or (B) (1) amend or otherwise modify subsection 5.2 solely with respect to any Extension of Credit in respect of

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Revolving Loans, Swing Line Loans or the issuance of Letters of Credit, (2) waive any representation made or deemed made in connection with any Extension of Credit in respect of Revolving Loans, Swing Line Loans or the issuance of Letters of Credit or (3) waive or consent to any Default or Event of Default relating solely to the Revolving Loans and Revolving Commitments (including Defaults and Events of Default relating to the foregoing clauses (B)(1) through (B)(3)), in each case without the written consent of the Required Revolving Lenders; provided, however, that the amendments, modifications, waivers and consents described in this clause (vii)(B) shall not require the consent of any Lenders other than the Required Revolving Lenders;

(viii) reduce the percentage specified (x) in the definition of “Required Revolving Lenders” without the written consent of all Revolving Lenders, (y) in the definition of “Required Term A Lenders” without the written consent of all Initial Term A Lenders or (z) in the definition of “Required Term A/Revolving Lenders” without the written consent of all Initial Term A Lenders and all Revolving Lenders; or

(ix) amend, modify or waive any provision of the Swing Line Note (if any) or subsection 2.8 without the written consent of the Swing Line Lender and each other Lender, if any, which holds, or is required to purchase, a participation in any Swing Line Loan pursuant to subsection 2.8(c);

provided further that, notwithstanding the foregoing, and in addition to Liens on the Collateral that the Collateral Agent is authorized to release pursuant to subsection 9.9(b), the Collateral Agent may, in its discretion, release the Lien on Collateral valued in the aggregate not in excess of $20.0 million in any fiscal year without the consent of any Lender.

(b) Any waiver and any amendment, supplement or modification pursuant to this subsection 10.1 shall apply to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agents, the Issuing Banks and all future holders of the Loans. In the case of any waiver, each of the Loan Parties, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

(c) Notwithstanding any provision herein to the contrary, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder or under any of the Loan Documents, except to the extent the consent of such Lender would be required under clause (i) in the first paragraph of subsection 10.1(a).

(d) Notwithstanding any provision herein to the contrary, this Agreement and the other Loan Documents may be amended (i) to cure any ambiguity, mistake, omission, defect, or inconsistency with the consent of the Borrower and the Administrative Agent, (ii) in accordance with subsection 2.9 to incorporate the terms of any Incremental Commitments (including to add a new revolving facility or letter of credit facility under this Agreement with respect to any Incremental Revolving Commitment or Incremental Letter of Credit Commitment) with the written consent of the Borrower and Lenders providing such Incremental Commitments, (iii) in accordance with subsection 2.5 to effectuate an Extension with the written consent of the Borrower and the Extending Lenders, (iv) in accordance with subsection 2.11 to incorporate the terms of any Specified Refinancing Facilities with the consent of the Borrower and the applicable Specified Refinancing Lenders, (v) with the consent of the Borrower and the Administrative Agent (in each case such consent not to be unreasonably withheld, delayed or conditioned), in the event

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any mandatory prepayment or redemption provision in respect of the Net Available Cash of Asset Dispositions or Recovery Events or from Excess Cash Flow included or to be included in any Incremental Commitment Amendment or any Indebtedness constituting Additional Obligations or that would constitute Additional Obligations would result in Incremental Term Loans or Additional Obligations, as applicable, being prepaid or redeemed on a more than ratable basis with the Term Loans in respect of the Net Available Cash from any such Asset Disposition or Recovery Event or Excess Cash Flow prepayment to the extent such Net Available Cash or Excess Cash Flow are required to be applied to repay Term Loans hereunder pursuant to subsection 3.4(c) or (d), to provide for mandatory prepayments of the Initial Term Loans such that, after giving effect thereto, the prepayments made in respect of such Incremental Term Loans or Additional Obligations, as applicable, are not on more than a ratable basis, (vi) with respect to Schedule C, as set forth in subsection 10.1(h), and (vii) with the consent of the Borrower and the Administrative Agent (in each case such consent not to be unreasonably withheld, delayed or conditioned), upon a Subsidiary Borrower becoming party hereto, to reflect that there are multiple borrowers party hereto. Without limiting the generality of the foregoing, any provision of this Agreement and the other Loan Documents, including subsection 3.4, 3.8 or 9.14 hereof, may be amended as set forth in the immediately preceding sentence pursuant to any Incremental Commitment Amendment, any Extension Amendment or any Specified Refinancing Amendment, as the case may be, to provide for non-pro rata borrowings and payments of any amounts hereunder as between any Tranches, including the Term Loans, Revolving Commitments, Revolving Loans, any Incremental Commitments or Incremental Loans, any Extended Tranche and any Specified Refinancing Tranche, or to provide for the inclusion, as appropriate, of the Lenders of any Extended Tranche, Specified Refinancing Tranche, Incremental Commitments or Incremental Loans in any required vote or action of the Required Lenders or of the Lenders of each Tranche hereunder. The Administrative Agent hereby agrees (if requested by the Borrower) to execute any amendment referred to in this clause (d) or an acknowledgement thereof.

(e) Notwithstanding any provision herein to the contrary, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (x) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the existing Facilities and the accrued interest and fees in respect thereof, (y) to include, as appropriate, the Lenders holding such credit facilities in any required vote or action of the Required Lenders or of the Lenders of each Facility hereunder and (z) to provide class protection for any additional credit facilities in a manner consistent with those provided the original Facilities pursuant to the provisions of subsection 10.1(a) as originally in effect.

(f) Notwithstanding any provision herein to the contrary, any Security Document may be amended (or amended and restated), restated, waived, supplemented or modified as contemplated by subsection 10.17 with the written consent of the Agent party thereto and the Loan Party party thereto.

(g) If, in connection with any proposed change, waiver, discharge or termination of or to any of the provisions of this Agreement and/or any other Loan Document as contemplated by subsection 10.1(a), the consent of each Lender, each Revolving Lender or each affected Lender, as applicable, is required and the consent of the Required Lenders, Required Revolving Lenders or Required Term A Lenders, as applicable, at such time is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained (each such other Lender, a “Non-Consenting Lender”), then the Borrower may, on prior written notice to the Administrative Agent and the Non-Consenting Lender, (A) replace such Non-Consenting Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to subsection 10.6 (with the assignment fee and any other costs and expenses to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement to one or more assignees; provided that

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neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender; provided, further, that the applicable assignee shall have agreed to the applicable change, waiver, discharge or termination of this Agreement and/or the other Loan Documents; and provided, further, that all obligations of the Borrower owing to the Non-Consenting Lender relating to the Loans and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender concurrently with such Assignment and Acceptance or (B) so long as no Event of Default under subsection 8.1(a) or (f) then exists or will exist immediately after giving effect to the respective prepayment prepay the Loans and, at the Borrower’s option, terminate the Commitments of such Non-Consenting Lender, in whole or in part, subject to subsection 3.12, without premium or penalty. In connection with any such replacement under this subsection 10.1(g), if the Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly completed Assignment and Acceptance and/or any other documentation necessary to reflect such replacement by the later of (a) the date on which the replacement Lender executes and delivers such Assignment and Acceptance and/or such other documentation and (b) the date as of which all obligations of the Borrower owing to the Non-Consenting Lender relating to the Loans, Commitments and participations so assigned shall be paid in full by the assignee Lender to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Acceptance and/or such other documentation as of such date and the Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and Acceptance and/or such other documentation on behalf of such Non-Consenting Lender.

(h) A Domestic Subsidiary listed on Schedule C may become a Subsidiary Borrower by (x) delivery to the Administrative Agent of a Joinder Agreement executed by such Subsidiary and the Borrower and approved by the Administrative Agent in accordance with the next sentence and (y) compliance with the other provisions of this subsection 10.1(h), and thereupon such Domestic Subsidiary shall for all purposes of this Agreement be a party to and a Subsidiary Borrower under this Agreement and the other Loan Documents. The Administrative Agent may, to the extent reasonable, condition such approval on the receipt of information required by law, customary closing opinions and certificates, and the satisfaction of other reasonable and customary documentary conditions, in each case, no more burdensome with respect to the Subsidiary Borrower than those set forth in subsection 5.1 with respect to the Borrower. Schedule C may be supplemented by the Borrower by written notice to the Administrative Agent, from time to time to add Domestic Subsidiaries that may become additional Subsidiary Borrowers so long as any such Subsidiary Borrower is reasonably satisfactory to the Administrative Agent. A Domestic Subsidiary listed on Schedule C shall become a Subsidiary Borrower upon delivery of the Joinder Agreement described above if:

(i) the Borrower shall have provided at least ten (10) Business Days’ written notice to the Administrative Agent of its intention to have a Person listed on Schedule C become a Subsidiary Borrower (which notice shall specify the name of such Subsidiary Borrower and its jurisdiction of organization) (with the Administrative Agent hereby agreeing to promptly furnish any such notice received from the Borrower to each Lender);

(ii) if the requirements applicable to a Subsidiary Borrower contained in the definition of “Subsidiary Borrower” are satisfied; and

(iii) at least two (2) Business Days prior to the date such Subsidiary becomes a Subsidiary Borrower, any such Subsidiary that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification to any Lender that has requested such certification at least six (6) Business Days in advance of such Subsidiary becoming a Subsidiary Borrower.

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Upon the execution by the Borrower and delivery to the Administrative Agent of a Subsidiary Borrower Termination with respect to any Subsidiary Borrower, such Domestic Subsidiary shall cease to be a Subsidiary Borrower; provided that no Subsidiary Borrower Termination shall be effective as to any Subsidiary Borrower (other than to terminate its right to borrow additional Revolving Loans under this Agreement) at any time when any principal of or interest on any Revolving Loan or any Letter of Credit to such Subsidiary Borrower shall be outstanding hereunder, unless the obligations of such Subsidiary Borrower shall have been assumed by the Borrower or another Subsidiary Borrower on terms and conditions reasonably satisfactory to the Administrative Agent. In the event that any Subsidiary Borrower shall cease to be a Restricted Subsidiary of the Borrower, the Borrower shall promptly execute and deliver to the Administrative Agent a Subsidiary Borrower Termination terminating its status as a Subsidiary Borrower, subject to the proviso in the immediately preceding sentence. Promptly following its receipt of any Joinder Agreement or Subsidiary Borrower Termination, the Administrative Agent shall send a copy thereof to each Lender.

10.2 Notices.

(a) All notices, requests, and demands to or upon the respective parties hereto to be effective shall be in writing (including by electronic means), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of electronic means, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the Borrower, JPMorgan Chase Bank, N.A., as an Issuing Bank, Administrative Agent and the Collateral Agent, and as set forth in Schedule A in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Loans:

~~The Borrower:~~	~~Frontdoor, Inc. 150 Peabody Place Memphis, TN 38103 Attention: General Counsel Telephone: 901-701-5002 Facsimile: 844-425-4045~~
~~The Administrative Agent:~~	~~JPM Loan & Agency Services 10 South Dearborn, Floor L2 Chicago, IL 60603-2300 Attention: Charitra Shetty Facsimile: 1-877-379-7755 Telephone: 312-732-2007 Email: jpm.agency.cri@jpmorgan.com~~
~~The Collateral Agent:~~	~~JPMorgan Chase Bank Chase Bank Collateral Services 10 S. Dearborn, Floor L-2 Chicago, IL 60603 Attention: Tischar Luckett MailCode: IL1-1190~~

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~~JPMorgan Chase Bank, N.A., as an Issuing Bank~~

~~JPMorgan Loan Service~~

~~JPMorgan Chase Bank~~

~~10 South Dearborn, 19th floor~~

~~Chicago, IL 60603~~

~~Attention: Charitra Shetty~~

~~Facsimile: 214-307-6874~~

~~Telephone: 855-609-0059~~

~~E-mail: chicago.lc.agency.activity.team@jpmchase.com~~

(i) if to the Borrower, to it at

Frontdoor, Inc.
150 Peabody Place
Memphis, TN 38103
Attention: General Counsel
Telephone: 901-701-5002
Facsimile: 844-425-4045

(ii) if to the Administrative Agent from the Borrower, to JPMorgan Chase Bank, N.A., at the address separately provided to the Borrower;

(iii) if to the Administrative Agent from any Lender, to:

JPMorgan Chase Bank, N.A.

131 S Dearborn St, Floor 04

Chicago, IL, 60603-5506

Attention: Loan and Agency Servicing

Email: jpm.agency.cri@jpmorgan.com

Agency Withholding Tax Inquiries:

Email: agency.tax.reporting@jpmorgan.com

Agency Compliance/Financials/Intralinks:

Email: covenant.compliance@jpmchase.com

(iv) if to an Issuing Bank, to it at the address separately provided to the Borrower; if to any of Swingline Lenders, at the address separately provided to the Borrower; and

(v) if to any other Lender, to it at its address (or telecopy number) set forth in its administrative questionnaire;

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to subsection 2.2(c), 3.2, 3.4 or 3.8 shall not be effective until received.

(b) Without in any way limiting the obligation of any Loan Party and its Subsidiaries to confirm in writing any telephonic notice permitted to be given hereunder, the Administrative Agent, or the Swing Line Lender (in the case of a borrowing of Swing Line Loans) or any Issuing Bank (in the case of the issuance of a Letter of Credit) as the case may be, may prior to receipt of written confirmation act without liability upon the basis of such telephonic notice, believed by the Administrative Agent, the Swing Line Lender or such Issuing Bank in good faith to be from a Responsible Officer.

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(c) Effectiveness of Facsimile Documents and Signatures. Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document and/or (z) any document, amendment, approval, consent, information, notice (including, for the avoidance of doubt, any notice delivered pursuant to subsection 10.2), certificate, request, statement, disclosure or authorization related to this Agreement, any other Loan Document and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement, such other Loan Document or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic ~~s~~Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the Borrower and each Loan Party hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders, the Borrower and the Loan Parties, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (B) the Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (C) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement, any other Loan Document and/or any Ancillary Document based solely on the lack of paper original copies of this Agreement, such other Loan Document and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (D) waives any claim against any Indemnitee for any Liabilities arising solely from the Administrative Agent’s and/or any Lender’s reliance on or use of Electronic Signatures and/or transmissions by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any Liabilities arising as a result of the failure of the Borrower and/or any Loan Party to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

(d) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including electronic mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Section 2 if such Lender, has notified the Administrative Agent that it is incapable of receiving notices under such Section by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices

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and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes (with the Borrower’s consent), (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the posting thereof.

(e) THE APPROVED ELECTRONIC PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” NEITHER THE ADMINISTRATIVE AGENT NOR ANY OF ITS RELATED PARTIES WARRANT THE ACCURACY OR COMPLETENESS OF MATERIALS AND/OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER HEREUNDER (THE “BORROWER MATERIALS”) OR THE ADEQUACY OF THE APPROVED ELECTRONIC PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE APPROVED ELECTRONIC PLATFORM.

10.3 No Waiver; Cumulative Remedies

No failure to exercise and no delay in exercising, on the part of the Administrative Agent, any Lender or any Loan Party, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

10.4 Survival of Representations and Warranties. All representations and warranties made hereunder and in the other Loan Documents (or in any amendment, modification or supplement hereto or thereto) and in any certificate delivered pursuant hereto or such other Loan Documents shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

10.5 Payment of Expenses and Taxes; Indemnity.

(a) To the extent permitted by applicable law (i) the Borrower and each Loan Party shall not assert, and the Borrower and each Loan Party hereby waives, any claim against any Indemnitee for any Liabilities arising from the use by others of information or other materials (including, without limitation, any personal data) obtained through telecommunications, electronic or other information transmission systems (including the Internet, any Approved Electronic Platform and any Approved Borrower Portal), except to the extent such Liabilities are determined by a court of competent jurisdiction in a final and nonappealable decision to have resulted from the bad faith, gross negligence or willful misconduct of such Indemnitee, and (ii) no party hereto shall assert, and each such party hereby waives, any Liabilities against any other party hereto, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a

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result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the 2021 Transactions, any Loan or Letter of Credit or the use of the proceeds thereof; provided that, nothing in this subsection 10.5(a) shall relieve the Borrower or any Loan Party of any obligation it may have to indemnify an Indemnitee, as provided in subsection 10.5(b), against any special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party.

(b) The Borrower agrees (a) to pay or reimburse the Agents and the Other Representatives for (1) all their reasonable and documented out-of-pocket costs and expenses Incurred in connection with (i) the syndication of the Facilities and the development, preparation, execution and delivery of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, (ii) the consummation and administration of the transactions (including the syndication of the Initial Term Loans and the Initial Revolving Commitments) contemplated hereby and thereby and (iii) efforts to monitor the Loans and verify, protect, evaluate, assess, appraise, collect, sell, liquidate or otherwise dispose of any of the Collateral in accordance with the terms of the Loan Documents, and (2) the reasonable and documented fees and disbursements of Cravath, Swaine & Moore LLP, and such other special or local counsel, consultants, advisors, appraisers and auditors whose retention (other than during the continuance of an Event of Default) is approved by the Borrower in writing, (b) to pay or reimburse each Lender and the Agents for all their reasonable and documented out-of-pocket costs and expenses Incurred in connection with the enforcement of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including the fees and disbursements of counsel to the Agents (limited to one firm of counsel for the Agents and, if necessary, one firm of local counsel in each appropriate jurisdiction, in each case for the Agents), (c) to pay, indemnify or reimburse each Lender, each Issuing Bank and the Agents for, and hold each Lender, each Issuing Bank and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution, delivery or enforcement of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, the Other Representatives, each Issuing Bank, each Agent, and each Related Party of any of the foregoing Persons (each, an “Indemnitee”) for, and hold each Indemnitee harmless from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (in the case of fees and disbursements of counsel, limited to one firm of counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction, in each case for all Indemnitees (and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafter, after receipt of the Borrower’s consent (which shall not be unreasonably withheld), retains its own counsel, of another firm of counsel for such affected Indemnitee)) arising out of or relating to any actual or prospective claim, litigation, investigation or proceeding, whether based on contract, tort or any other theory, brought by a third party or by the Borrower or any other Loan Party and regardless of whether any Indemnitee is a party thereto, with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans, the Letters of Credit or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower or any of its Subsidiaries or any of the property of the Borrower or any of its Subsidiaries (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided that the Borrower shall not have any obligation hereunder to any Agent, any Other Representative, any Issuing Bank or any Lender (or any Related Party of any such Agent, Other Representative, Issuing Bank or Lender) with respect to Indemnified Liabilities arising from (i) the gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final non-appealable decision) of such

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Agent, Other Representative, Issuing Bank or Lender (or any Related Party of such Agent, Other Representative, Issuing Bank or Lender), (ii) any material breach of any Loan Document by such Agent, Other Representative, Issuing Bank or Lender (or any Related Party of such Agent, Other Representative, Issuing Bank or Lender) as determined by a court of competent jurisdiction in a final and non-appealable decision or (iii) claims against such Indemnitee or any Related Party brought by any other Indemnitee that do not involve claims against any Other Representative or Agent in its capacity as such. All amounts due under this subsection 10.5 shall be payable not later than 30 days after written demand therefor. Statements reflecting amounts payable by the Loan Parties pursuant to this subsection 10.5 shall be submitted to the address of the Borrower set forth in subsection 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a notice to the Administrative Agent. Notwithstanding the foregoing, except as provided in clauses (b) and (c) above, the Borrower shall have no obligation under this subsection 10.5 to any Indemnitee with respect to any Taxes imposed, levied, collected, withheld or assessed by any Governmental Authority. The agreements in this subsection 10.5 shall survive repayment of the Term Loans and all other amounts payable hereunder.

10.6 Successors and Assigns; Participations and Assignments.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) other than in accordance with subsection 7.3, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with subsection 2.5(e), 3.13(d), 3.14(c), 10.1(g) or this subsection 10.6.

(b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender other than a Conduit Lender may, in the ordinary course of business and in accordance with applicable law, assign (other than to Disqualified Lenders or any natural person) to one or more assignees (each, an “Assignee”) all or a portion of its rights and obligations under this Agreement (including its Commitments and/or Loans), pursuant to an Assignment and Acceptance with the prior written consent (each such consent not to be unreasonably withheld, delayed or conditioned) of:

(A) The Borrower, provided that (x) no consent of the Borrower shall be required for an assignment (1) to a Lender, an affiliate of a Lender, an Approved Fund (as defined below), (2) if an Event of Default under subsection 8.1(a) or 8.1(f) has occurred and is continuing, any Person or (3) made by or to a Lead Arranger or any Affiliate thereof during the primary syndication of the credit facilities established hereunder on the ~~2021~~2024 Amendment Effective Date; provided, further, that if any Lender assigns all or a portion of its rights and obligations under this Agreement to one of its affiliates in connection with or in contemplation of the sale or other disposition of its interest in such affiliate, the Borrower’s prior written consent shall be required for such assignment and (y) the Borrower shall be deemed to have consented to an assignment unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; and

(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for ~~(x)~~ an assignment to a Lender or an Affiliate of a Lender or an Approved Fund ~~and (y) assignment of the Initial Term Loans within five Business Days of the 2021 Amendment Effective Date~~; and

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(C) in the case of an assignment of Revolving Commitments, any Issuing Bank and the Swing Line Lender~~.~~; provided that no consent of an Issuing Bank or a Swing Line Lender shall be required if (x) an Event of Default occurs with respect to the Borrower under Section 8.1(f) and (y) such Issuing Bank or such Swing Line Lender, as applicable, has no outstanding Letters of Credit or Swing Line Loans, as applicable, at that time.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitments or Loans under any Facility, the amount of Commitments or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Acceptance ~~with respect to such assignment is delivered to the Administrative Agent~~) shall not be less than (x) $1.0 million in the case of Initial Term B Loans and (y) $5.0 million in the case of Revolving Loans and Revolving Commitments or Initial Term A Loans, in each case unless the Borrower and the Administrative Agent otherwise consent, provided that (1) no such consent of the Borrower shall be required if an Event of Default under subsection 8.1(a) or (f) has occurred and is continuing and (2) such amounts shall be aggregated in respect of each Lender and its affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500 (unless waived by the Administrative Agent in any given case); provided that for concurrent assignments to two or more Approved Funds such assignment fee shall only be required to be paid once in respect of and at the time of such assignments;

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an administrative questionnaire;

(D) [reserved]; and

(E) any Term Loans acquired by the Borrower or any Restricted Subsidiary shall be retired and cancelled promptly upon acquisition thereof.

For the purposes of this subsection 10.6, the term “Approved Fund” has the following meaning: any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by (a) a Lender, (b) an affiliate of a Lender or (c) an entity or an affiliate of an entity that administers or manages a Lender. Notwithstanding the foregoing, no Lender shall be permitted to make assignments under this Agreement to any Disqualified Lender, except to the extent the Borrower has consented to such assignment in writing (in which case such Lender will not be considered a Disqualified Lender solely for that particular assignment).

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) below, from and after the effective date specified in each Assignment and Acceptance the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under

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this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (and bound by any related obligations under) subsections 3.10, 3.11, 3.12, 3.13 and 10.5, and bound by its continuing obligations under subsection 10.16). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this subsection.

(iv) The Borrower hereby designates the Administrative Agent, and the Administrative Agent agrees, to serve as the Borrower’s agent, solely for purposes of this subsection 10.6, to maintain at one of its offices in New York, New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and interest and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower (and, solely with respect to entries applicable to such Lender, any Lender), at any reasonable time and from time to time upon reasonable prior notice. Notwithstanding anything herein to the contrary, in the event of any assignment by a Lender to a Disqualified Lender, such assignment shall not be void but the provisions of subsection 10.6(k) shall apply and the Borrower shall be entitled to pursue any remedy available to them (whether at law or in equity, including specific performance to unwind such assignment) against the Lender and such Disqualified Lender. In no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any prospective assignee is a Disqualified Lender.

(v) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an Assignee (unless such assignment is being made in accordance with subsection 2.5(e), subsection 3.13(d), subsection 3.14(c) or subsection 10.1(g), in which case the effectiveness of such Assignment and Acceptance shall not require execution by the assigning Lender), the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this subsection 10.6(b) and any written consent to such assignment required by this subsection 10.6(b), the Administrative Agent shall accept such Assignment and Acceptance, record the information contained therein in the Register and give prompt notice of such assignment and recordation to the Borrower. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi) On or prior to the effective date of any assignment pursuant to this subsection 10.6(b), the assigning Lender shall surrender any outstanding Notes held by it all or a portion of which are being assigned. Any Notes surrendered by the assigning Lender shall be returned by the Administrative Agent to the Borrower marked “cancelled.”

Notwithstanding the foregoing provisions of this subsection 10.6(b) or any other provision of this Agreement, if the Borrower shall have consented thereto in writing (such consent not to be unreasonably withheld, delayed or conditioned), the Administrative Agent shall have the right, but not the obligation, to effectuate assignments of Loans, Incremental Commitments, Initial Term A Loan Commitments, Initial Term B Loan Commitments and Revolving Commitments via an electronic settlement system acceptable to the Administrative Agent and the Borrower as designated in writing from time to time to the Lenders by the Administrative Agent (the “Settlement Service”). At any time when the

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Administrative Agent elects, in its sole discretion, to implement such Settlement Service, each such assignment shall be effected by the assigning Lender and proposed Assignee pursuant to the procedures then in effect under the Settlement Service, which procedures shall be subject to the prior written approval of the Borrower and shall be consistent with the other provisions of this subsection 10.6(b). Each assigning Lender and proposed Assignee shall comply with the requirements of the Settlement Service in connection with effecting any assignment of Loans, and Commitments pursuant to the Settlement Service. If so elected by each of the Administrative Agent and the Borrower in writing (it being understood that the Borrower shall have no obligation to make such an election), the Administrative Agent’s and the Borrower’s approval of such Assignee shall be deemed to have been automatically granted with respect to any transfer effected through the Settlement Service. Assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein until the Administrative Agent notifies the Lenders of the Settlement Service as set forth herein. The Borrower may withdraw its consent to the use of the Settlement Service at any time upon at least 10 Business Days prior written notice to the Administrative Agent, and thereafter assignments and assumptions of the Loans and Commitments shall be effected by the provisions otherwise set forth herein.

Furthermore, no Assignee, which as of the date of any assignment to it pursuant to this subsection 10.6(b) would be entitled to receive any greater payment under subsection 3.10, 3.11 or 10.5 than the assigning Lender would have been entitled to receive as of such date under such subsections with respect to the rights assigned, shall be entitled to receive such greater payments unless the assignment was made after an Event of Default under subsection 8.1(a) or (f) has occurred and is continuing or the Borrower has expressly consented in writing to waive the benefit of this provision at the time of such assignment.

(c) (i)Any Lender other than a Conduit Lender may, in the ordinary course of its business and in accordance with applicable law, without the consent of the Borrower or the Administrative Agent, sell participations (other than to a Disqualified Lender or a natural person) to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Initial Term A Loan Commitments, Initial Term B Loan Commitments, Incremental Commitments, Extended Revolving Commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (C) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents and (D) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that, to the extent of such participation, such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that (1) requires the consent of each Lender directly affected thereby pursuant to clause (i) or (iii) of the second proviso to the second sentence of subsection 10.1(a) and (2) directly affects such Participant. Subject to paragraph (c)(iii) of this subsection, the Borrower agrees that each Participant shall be entitled to the benefits of (and shall have the related obligations under) subsections 3.10, 3.11, 3.12, 3.13 and 10.5 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this subsection. To the extent permitted by law, each Participant also shall be entitled to the benefits of subsection 10.7(b) as though it were a Lender, provided that such Participant shall be subject to subsection 10.7(a) as though it were a Lender. Notwithstanding the foregoing, no Lender shall be permitted to sell participations under this Agreement to any Disqualified Lender, except to the extent the Borrower has consented to such participation in writing (in which case such Lender will not be considered a Disqualified Lender solely for that particular participation). Any attempted participation which does not comply with subsection 10.6 shall be null and void. Notwithstanding the foregoing, each

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Loan Party and the Lenders acknowledge and agree that the Administrative Agent shall not have any responsibility to determine the compliance of any Lender with the requirements of this subsection 10.6(c) (it being understood that each Lender shall be responsible for ensuring its own compliance with the requirements of this subsection 10.6(c)).

(ii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amount) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary in connection with a Tax audit, Tax proceeding or any other governmental inquiry to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(iii) No Loan Party shall be obligated to make any greater payment under subsection 3.10, 3.11 or 10.5, than it would have been obligated to make in the absence of any participation, unless the sale of such participation is made with the prior written consent of the Borrower and the Borrower expressly waives the benefit of this provision at the time of such participation. No Participant shall be entitled to the benefits of subsection 3.11 to the extent such Participant fails to comply with subsection 3.11(b), (c) or (d) or to provide the forms and certificates referenced therein to the Lender that granted such participation and such failure increases the obligation of the Borrower under subsection 3.11.

(iv) Subject to paragraph (c)(iii), any Lender other than a Conduit Lender may also sell participations on terms other than the terms set forth in paragraph (c)(i) above, provided such participations are on terms and to Participants satisfactory to the Borrower and the Borrower has consented to such terms and Participants in writing.

(d) Any Lender, without the consent of the Borrower or the Administrative Agent, may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this subsection shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute (by foreclosure or otherwise) any such pledgee or Assignee for such Lender as a party hereto.

(e) No assignment or participation made or purported to be made to any Assignee or Participant shall be effective without the prior written consent of the Borrower if it would require the Borrower to make any filing with any Governmental Authority or qualify any Loan or Note under the laws of any jurisdiction, and the Borrower shall be entitled to request and receive such information and assurances as it may reasonably request from any Lender or any Assignee or Participant to determine whether any such filing or qualification is required or whether any assignment or participation is otherwise in accordance with applicable law.

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(f) Notwithstanding the foregoing, any Conduit Lender may assign any or all of the Loans it may have funded hereunder to its designating Lender without the consent of the Borrower or the Administrative Agent and without regard to the limitations set forth in subsection 10.6(b). The Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any domestic or foreign bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state, federal or provincial bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance. Each such indemnifying Lender shall pay in full any claim received from the Borrower pursuant to this subsection 10.6(f) within 30 Business Days of receipt of a certificate from a Responsible Officer of the Borrower specifying in reasonable detail the cause and amount of the loss, cost, damage or expense in respect of which the claim is being asserted, which certificate shall be conclusive absent manifest error. Without limiting the indemnification obligations of any indemnifying Lender pursuant to this subsection 10.6(f), in the event that the indemnifying Lender fails timely to compensate the Borrower for such claim, any Loans held by the relevant Conduit Lender shall, if requested by the Borrower, be assigned promptly to the Lender that administers the Conduit Lender and the designation of such Conduit Lender shall be void.

(g) If the Borrower wishes to replace the Loans under any Facility or Tranche in whole or in part with ones having different terms, it shall have the option, with the consent of the Administrative Agent and subject to at least three Business Days’ (or such shorter period as may be agreed by the Administrative Agent in its reasonable discretion) advance notice to the Lenders of such Facility or Tranche, as applicable, instead of prepaying the Loans to be replaced, to (i) require the Lenders under such Facility ~~of~~or Tranche to assign such Loans to the Administrative Agent or its designees and (ii) amend the terms thereof in accordance with subsection 10.1. Pursuant to any such assignment, all Loans to be replaced shall be purchased at par (allocated among the Lenders of such Facility or Tranche in the same manner as would be required if such Loans were being optionally prepaid by the Borrower), accompanied by payment of any accrued interest and fees thereon and any amounts owing pursuant to subsection 3.12. By receiving such purchase price, the Lenders of such Facility or Tranche, as applicable, shall automatically be deemed to have assigned the Loans under such Facility or Tranche pursuant to the terms of the form of Assignment and Acceptance attached hereto as Exhibit C, and accordingly no other action by such Lenders shall be required in connection therewith. The provisions of this paragraph are intended to facilitate the maintenance of the perfection and priority of existing security interests in the Collateral during any such replacement.

(h) (i) Notwithstanding anything to the contrary contained herein, (x) any Lender may, at any time, assign all or a portion of its rights and obligations under this Agreement in respect of its Term Loans to the Borrower or any Subsidiary and (y) the Borrower and any Subsidiary may, from time to time, purchase or prepay Term Loans, in each case, on a non-pro rata basis through (1) Dutch auction procedures open to all applicable Lenders on a pro rata basis in accordance with customary procedures to be agreed between the Borrower and the Administrative Agent (or other applicable agent managing such auction); provided that any such Dutch auction by the Borrower or its Subsidiaries shall be made in accordance with subsection 3.4(j) or (2) open market purchases; provided further that any such Term Loans acquired by the Borrower or a Restricted Subsidiary shall be retired or cancelled promptly upon the acquisition thereof.

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(i) Notwithstanding the foregoing provisions of this subsection 10.6, nothing in this subsection 10.6 is intended to or should be construed to limit the Borrower’s right to prepay the Loans as provided hereunder, including under subsection 3.4.

(j) Notwithstanding anything in the Loan Documents to the contrary, the Administrative Agent shall not be responsible (or have any liability) for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lender. Without limiting the generality of the foregoing, the Administrative Agent (in its capacity as such) shall not (1) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Lender or (2) have any liability with respect to or arising out of any assignment or participation of Loans or Commitments, or disclosure of confidential information by any Lender, to any Disqualified Lender.

(k) (i) If any assignment or participation is made to any Disqualified Lender without the Borrower’s prior written consent, the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Lender and the Administrative Agent, (A) terminate any Revolving Commitment of such Disqualified Lender and repay all obligations of the Borrower owing to such Disqualified Lender in connection with such Revolving Commitment, (B) in the case of outstanding Term Loans held by Disqualified Lenders, purchase or prepay such Term Loan by paying the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such Term Loans, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) payable to it hereunder and/or (C) require such Disqualified Lender to assign, without recourse (in accordance with and subject to the restrictions contained in this subsection 10.6), all of its interest, rights and obligations under this Agreement to one or more Assignees at the lesser of (x) the principal amount thereof and (y) the amount that such Disqualified Lender paid to acquire such interests, rights and obligations, in each case plus accrued interest, accrued fees and all other amounts (other than principal amounts) then payable to it hereunder.

(l) (ii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Lenders (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Lender will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Lenders consented to such matter, and (y) for purposes of voting on any Bankruptcy Plan, each Disqualified Lender party hereto hereby agrees (1) not to vote on such Bankruptcy Plan, (2) if such Disqualified Lender does vote on such Bankruptcy Plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such Bankruptcy Plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2).

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10.7 Adjustments; Set-off; Calculations; Computations.

(a) If any Lender (a “Benefited Lender”) shall at any time receive any payment of all or part of its Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 8.1(f), or otherwise (except pursuant to subsection 2.5, 2.9, 2.10, 2.11, 3.4, 3.9, 3.10, 3.11, 3.12, 3.13(d), 3.14, 10.1(g) or 10.6)), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender’s Loans owing to it, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders an interest (by participation, assignment or otherwise) in such portion of each such other Lender’s Loans, as the case may be, owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

(b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon the occurrence of an Event of Default under subsection 8.1(a) to set off and appropriate and apply against any amount then due and payable under subsection 8.1(a) by the Borrower any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

10.8 [Reserved].

10.9 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by electronic means), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be delivered to the Borrower and the Administrative Agent.

10.10 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.11 Integration. This Agreement and the other Loan Documents represent the entire agreement of each of the Loan Parties party hereto, the Agents, the Issuing Banks and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by any of the Loan Parties party hereto, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

10.12 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR

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RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

10.13 Submission to Jurisdiction; Waivers. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the general jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (the “Federal District Court”) (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan (the “New York Supreme Court”; and together with the Federal District Court, the “New York Courts”)), and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court;

(b) consents that any such action or proceeding may be brought in the New York Courts and waives, to the maximum extent not prohibited by law, any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(c) agrees that the New York Courts and appellate courts from either of them shall be the exclusive forum for any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, and that it shall not initiate (or collusively assist in the initiation of) any such action or proceeding in any court other than the New York Courts and appellate courts from either of them; provided that

(i) if all such New York Courts decline jurisdiction over any Person, or decline (or in the case of the Federal District Court, lack) jurisdiction over any subject matter of such action or proceeding, a legal action or proceeding may be brought with respect thereto in another court having such jurisdiction;

(ii) in the event that a legal action or proceeding is brought against any party hereto or involving any of its property or assets in another court (without any collusive assistance by such party or any of its Subsidiaries or Affiliates), such party shall be entitled to assert any claim or defense (including any claim or defense that this subsection 10.13(c) would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding;

(iii) the Agents and the Lenders may bring any legal action or proceeding against any Loan Party in any jurisdiction in connection with the exercise of any rights under any Security Documents, provided that any Loan Party shall be entitled to assert any claim or defense (including any claim or defense that this subsection 10.13(c) would otherwise require to be asserted in a legal action or proceeding in a New York Court) in any such action or proceeding; and

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(iv) any party hereto may bring any legal action or proceeding in any jurisdiction for the recognition and enforcement of any judgment;

(d) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, the applicable Lender or the Administrative Agent, as the case may be, at the address specified in subsection 10.2 or at such other address of which the Administrative Agent, any such Lender and the Borrower shall have been notified pursuant thereto;

(e) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and

(f) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection 10.13 any consequential or punitive damages.

10.14 Acknowledgements. The Borrower hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

(b) neither the Administrative Agent nor any Agent, Other Representative, Issuing Bank or Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Administrative Agent and Lenders, on the one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of creditor and debtor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby and thereby among the Lenders or among the Borrower and the Lenders.

10.15 WAIVER OF JURY TRIAL

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

10.16 Confidentiality.

(a) Each Agent, each Issuing Bank, each Other Representative and each Lender agrees to keep confidential any information (x) provided to it by or on behalf of Borrower, or any of its Subsidiaries pursuant to or in connection with the Loan Documents or (y) obtained by such Lender based on a review of the books and records of Borrower or any of its Subsidiaries; provided that nothing herein shall prevent any Lender from disclosing any such information (i) to any Agent, any Other Representative or any other Lender, (ii) to any Transferee, or prospective Transferee or any creditor or any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations which agrees to comply with the provisions of this subsection (or with other confidentiality provisions satisfactory to and consented to in writing by the Borrower) pursuant to a written instrument (or electronically recorded agreement from any Person listed above in this clause (ii), which Person has been approved by the Borrower (such approval not be unreasonably withheld, delayed or conditioned), in respect

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to any electronic information (whether posted or otherwise distributed on Intralinks or any other electronic distribution system)) for the benefit of the Borrower (it being understood that each relevant Lender shall be solely responsible for obtaining such instrument (or such electronically recorded agreement)), (iii) to its affiliates and the employees, officers, directors, agents, attorneys, accountants and other professional advisors of it and its affiliates, provided that such Lender shall inform each such Person of the agreement under this subsection 10.16 and take reasonable actions to cause compliance by any such Person referred to in this clause (iii) with this agreement (including, where appropriate, to cause any such Person to acknowledge its agreement to be bound by the agreement under this subsection 10.16), (iv) upon the request or demand of any Governmental Authority having jurisdiction over such Lender or its affiliates or to the extent required in response to any order of any court or other Governmental Authority or as shall otherwise be required pursuant to any Requirement of Law, provided that such Lender shall, unless prohibited by any Requirement of Law, notify the Borrower of any disclosure pursuant to this clause (iv) as far in advance as is reasonably practicable under such circumstances, (v) which has been publicly disclosed other than in breach of this Agreement, (vi) in connection with the exercise of any remedy hereunder, under any Loan Document or under any Interest Rate Agreement, (vii) in connection with periodic regulatory examinations and reviews conducted by the National Association of Insurance Commissioners or any Governmental Authority having jurisdiction over such Lender or its affiliates (to the extent applicable), (viii) in connection with any litigation to which such Lender (or, with respect to any Interest Rate Agreement, any affiliate of any Lender party thereto) may be a party, subject to the proviso in clause (iv) and (ix) if, prior to such information having been so provided or obtained, such information was already in an Agent’s, Lead Arranger’s or a Lender’s possession on a non-confidential basis without a duty of confidentiality to the Borrower (or any of their respective Affiliates) being violated. Notwithstanding any other provision of this Agreement, any other Loan Document or any Assignment and Acceptance, the provisions of this subsection 10.16 shall survive with respect to each Agent and Lender until the second anniversary of such Agent or Lender ceasing to be an Agent or a Lender, respectively.

(b) Each Lender acknowledges that any such information referred to in subsection 10.16(a), and any information (including requests for waivers and amendments) furnished by the Borrower or the Administrative Agent pursuant to or in connection with this Agreement and the other Loan Documents, may include material non-public information concerning the Borrower, the other Loan Parties and their respective Affiliates or their respective securities. Each Lender represents and confirms that such Lender has developed compliance procedures regarding the use of material non-public information; that such Lender will handle such material non-public information in accordance with those procedures and applicable law, including United States federal and state securities laws; and that such Lender has identified to the Administrative Agent a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law.

10.17 Incremental Indebtedness; Additional Indebtedness. In connection with the Incurrence by any Loan Party or any Subsidiary thereof of any Incremental Indebtedness, Specified Refinancing Indebtedness or Additional Indebtedness, each of the Administrative Agent and the Collateral Agent agrees to execute and deliver any Intercreditor Agreement or Intercreditor Agreement Supplement and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, any Security Document (including but not limited to any Mortgages), and to make or consent to any filings or take any other actions in connection therewith, as may be reasonably deemed by the Borrower to be necessary or reasonably desirable for any Lien on the assets of any Loan Party permitted to secure such Incremental Indebtedness, Specified Refinancing Indebtedness or Additional Indebtedness to become a valid, perfected lien (with such priority as may be designated by the relevant Loan Party or Subsidiary, to the extent such priority is permitted by the Loan Documents) pursuant to the Security Document being so amended, amended and restated, restated, waived, supplemented or otherwise modified or otherwise.

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10.18 USA Patriot Act Notice. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. Law 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify, and record information that identifies the Borrower and each Subsidiary Guarantor, which information includes the name of the Borrower and each Subsidiary Guarantor and other information that will allow such Lender to identify the Borrower and each Subsidiary Guarantor in accordance with the Patriot Act, and the Borrower agrees to provide such information from time to time to any Lender.

10.19 Special Provisions Regarding Pledges of Capital Stock in, and Promissory Notes Owed by, Persons Not Organized in the United States. To the extent any Security Document requires or provides for the pledge of promissory notes issued by, or Capital Stock in, any Person organized under the laws of a jurisdiction outside the United States, it is acknowledged that no actions have been or will be required to be taken to perfect, under local law of the jurisdiction of the Person who issued the respective promissory notes or whose Capital Stock is pledged, under the Security Documents.

10.20 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Acceptance or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as an originally executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

10.21 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any applicable Resolution Authority.

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10.22 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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Annex B

Conditions Precedent to the 2-10 Acquisition Incremental Funding Date

1.
The Acquisition shall have been (or, substantially concurrently with the funding under the 2-10 Acquisition Incremental Term Facilities, shall be) consummated pursuant to, and in all material respects in accordance with, the terms of the Acquisition Agreement, after giving effect to any modifications, amendments, supplements, consents or waivers, other than those modifications, amendments, supplements, consents or waivers that are material and adverse to the interests of the 2-10 Acquisition Incremental Term Loan Lenders or the Lead Arrangers (in either case, in their capacities as such) without the Lead Arrangers’ prior written consent (such consent not to be unreasonably withheld, delayed or conditioned), it being understood and agreed that (a) any reduction in the consideration for the Acquisition will be deemed not to be material and adverse to the interests of the 2-10 Acquisition Incremental Term Loan Lenders or the Lead Arrangers if such reduction is applied (i) first, if commitments under the 2-10 Acquisition Incremental Term B Facility are reduced to zero, to reduce commitments under the 2-10 Acquisition Incremental Term B Facility on a pro rata basis and (ii) second, to reduce commitments under the 2-10 Acquisition Incremental Term A Facility on a pro rata basis and (b) any increase in the consideration for the Acquisition will be deemed not to be material and adverse to the interests of the 2-10 Acquisition Incremental Term Loan Lenders and the Lead Arrangers if such increase is not funded with indebtedness (other than Revolving Loans not to exceed $50,000,000 in aggregate principal amount) or Disqualified Stock of the Borrower or any of its subsidiaries (it being understood and agreed that no purchase price, working capital or similar adjustment provisions set forth in the Acquisition Agreement as in effect on June 3, 2024 shall constitute a reduction or increase in the consideration for the Acquisition); provided, further, that in each case the Lead Arrangers shall be deemed to have consented to any proposed modification, amendment, supplement, consent or waiver unless they shall object thereto by written notice delivered to the Borrower within three business days of receipt of written notice of such proposed modification, amendment, supplement, consent or waiver.
2.
Subject in all respects to the Limited Conditionality Provisions (as defined below), the Administrative Agent and the Arrangers shall have received (a) [reserved], (b) a Borrowing Request (which shall not include any representation or statement as to the absence or existing of any Default or Event of Default or other representation or warranty), (c) a customary officers’ certificate (as to the satisfaction of the closing conditions set forth in paragraphs 1 after giving effect to each consent or deemed consent of the Lead Arrangers as described therein, 3 and 4 of this Annex B), (d) customary legal opinions, customary closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation/organization, in each case with respect to the Borrower and the Subsidiary Guarantors and (e) a certificate of the chief financial officer of the Borrower (or another authorized officer of the Borrower) substantially in the form attached as Exhibit P to the Existing Credit Agreement, certifying the solvency as of the 2-10 Acquisition Incremental Funding Date of the Borrower and its Restricted Subsidiaries on a Consolidated basis after giving effect to the Acquisition Transactions.
3.
Subject in all respects to the Limited Conditionality Provisions, at the time of and upon giving effect to the Acquisition Transactions on the 2-10 Acquisition Incremental Funding Date, including the borrowing and application of the 2-10 Acquisition Incremental Term Facilities, (a) the Specified Acquisition Agreement Representations (as defined below) shall be true and correct, (b) the Specified Representations (as defined below) shall be true and correct in all material respects (without duplication of any materiality qualifier set forth therein) and (c) there shall not exist any Event of Default under Section 8.1(a) or 8.1(f) of the Existing Credit Agreement.
4.
Since the date of the Acquisition Agreement, there will not have occurred, nor shall there be a Material Adverse Effect (as defined in the Acquisition Agreement as in effect on June 3, 2024).
5.
The Arrangers shall have received (a) (i) an audited consolidated statement of financial position of the Borrower and its consolidated subsidiaries as at the end of, and the related consolidated statements of operations and comprehensive income and consolidated statement of cash flows of the Borrower and its consolidated subsidiaries for, the two most recently completed fiscal years ended more than 90 days prior to the 2-10 Acquisition Incremental Funding Date and (ii) an unaudited condensed consolidated statement of financial position of the Borrower and its consolidated subsidiaries as at the end of, and the related unaudited condensed consolidated statements of operations and comprehensive income and consolidated statement of cash flows of the Borrower and its consolidated subsidiaries for, each subsequent fiscal quarter (other than the last fiscal quarter of the fiscal year) of the Borrower and its consolidated subsidiaries after the last fiscal year for which financial statements were prepared and required to be delivered pursuant to the preceding clause (i) and ended more than 45 days prior to the 2-10 Acquisition Incremental Funding Date (in the case of this clause (ii), without footnotes) and (b) either, at the election of the Borrower in its sole discretion, (I) (i) audited consolidated balance sheets of the Operating Group and the Insurance Group (in each case, as defined in the Acquisition Agreement) as at the end of, and related consolidated statements of income, cash flows and stockholders’ equity of the Operating Group and the Insurance Group for, any fiscal year of the Operating Group and the Insurance Group ended on or after December 31, 2024 and more than 150 days prior to the 2-10 Acquisition Incremental Funding Date and (ii) unaudited consolidated balance sheets as of the end of, and related consolidated statements of income (loss), cash flows and stockholders’ equity of the Operating Group and the Insurance Group for, any fiscal quarter (commencing with the fiscal quarter ending March 31, 2024) (other than the last fiscal quarter of the fiscal year) of the Operating Group and the Insurance Group ended more than 45 days prior the 2-10 Acquisition Incremental Funding Date (in the case of this clause (ii), without footnotes), in the case of clause (ii), setting forth comparative figures for the comparable quarter and portion of the fiscal year then ended in the prior fiscal year, as the case may be (clauses (i) and (ii), the “Separate Financial Statements”) or (II) (i) the audited consolidated balance sheets and related consolidated statements of income, cash flows and stockholders’ equity of the Group Companies (in each case in this paragraph, as defined in the Acquisition Agreement) as of and for the year ended December 31, 2023 and any subsequent fiscal year of the Group Companies ended more than 120 days prior to the 2-10 Acquisition Incremental Funding Date and (ii) unaudited consolidated balance sheets and related consolidated statements of income, cash flows and stockholders’ equity of the Group Companies as of and for any fiscal quarter (commencing with the fiscal quarter ending March 31, 2024) (other than the last fiscal quarter of the fiscal year) ended more than 45 days prior to the 2-10 Acquisition Incremental Funding Date (in the case of this clause (ii), without footnotes), in the case of clause (ii), setting forth comparative figures for the comparable quarter and portion of the fiscal year then ended in the prior fiscal year, as the case may be (clauses (i) and (ii), the “Consolidated Financial Statements”).

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6.
The Borrower shall have delivered to the Administrative Agent the certificates referenced in clauses (ii) and (iii) of the proviso to Section 2.9(a) of the Existing Credit Agreement, with respect to the 2-10 Acquisition Incremental Term Facilities.
7.
Subject in all respects to the Limited Conditionality Provisions and all applicable limitations and exceptions in the Amended Credit Agreement and the Loan Documents, (a) the Target and each of its subsidiaries (other than any Excluded Subsidiary) shall have executed and delivered an Assumption Agreement (as defined in the Guarantee and Collateral Agreement as in effect on June 3, 2024) in substantially the form attached as an exhibit thereto and (b) all documents and instruments required to create and perfect the Administrative Agent’s security interest in the Collateral acquired in the Acquisition (in all cases excluding Excluded Assets) shall have been executed and delivered and, if applicable, be in proper form for filing, in the case of each of clauses (a) and (b), to the extent required pursuant to Section 6.9(a) of the Amended Credit Agreement.
8.
Substantially simultaneously with the borrowing under the 2-10 Acquisition Incremental Term Facilities and the consummation of the Acquisition, the Target Refinancing shall be consummated.
9.
The Administrative Agent, the Lead Arrangers and the 2-10 Acquisition Incremental Term Loan Lenders shall have received all fees, expenses and other amounts required to be paid or delivered by the Borrower to them under the Amended and Restated Commitment Letter dated as of July 1, 2024, among the Borrower and the other parties thereto, and the fee letters referenced therein on or prior to the 2-10 Acquisition Incremental Funding Date (in the case of expenses and other amounts, to the extent invoiced at least three Business Days prior to the 2-10 Acquisition Incremental Funding Date).
10.
The Administrative Agent and the Lead Arrangers shall have received, at least three days prior to the 2-10 Acquisition Incremental Funding Date, all documentation and other information regarding the Borrower required by applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and a Beneficial Ownership Certification from the Borrower and each other Loan Party, if any, that is a “legal entity customer” under the Beneficial Ownership Regulation, in each case, to the extent reasonably requested in writing of the Borrower at least 10 Business Days prior to the 2-10 Acquisition Incremental Funding Date.

Notwithstanding anything in the Amendment, the Amended Credit Agreement or any other Loan Document or any other letter agreement or other undertaking concerning the financing of the Acquisition Transactions to the contrary, (a) the only representations and warranties the making or accuracy of which shall be a condition to the funding of the 2-10 Acquisition Incremental Term Facilities on the 2-10 Acquisition Incremental Funding Date shall be (i) such of the representations and warranties made by, or with respect to, the Target and its subsidiaries in the Acquisition Agreement as are material to the interests of the Lead Arrangers or the 2-10 Acquisition Incremental Term Loan Lenders, but only to the extent that the Borrower (or its affiliate) have the right (taking into account any applicable cure provisions) to terminate its (and/or their) obligations under the Acquisition Agreement or decline to consummate the Acquisition (in each case, in accordance with the terms thereof) as a result of a breach of such

Annex B - 3

representations and warranties in the Acquisition Agreement (to such extent, the “Specified Acquisition Agreement Representations”) and (ii) the Specified Representations (as defined below) and (b) the terms of the Amendment, the Amended Credit Agreement and the Loan Documents shall be, solely with respect to the 2-10 Acquisition Incremental Term Facilities, in a form such that they do not impair the funding of the 2-10 Acquisition Incremental Term Facilities on the 2-10 Acquisition Incremental Funding Date if the conditions set forth in this Annex B are satisfied (or waived by the Lead Arrangers) (provided that, subject to any requirements, limitations and exceptions in the Amendment, the Existing Credit Agreement or the other Loan Documents, to the extent any security interest in any Collateral is not or cannot be provided and/or perfected on the 2-10 Acquisition Incremental Funding Date (other than the pledge and perfection of the security interests (1) in the certificated equity securities, if any, of the Target and any wholly-owned U.S. material subsidiaries of the Target and (2) in other assets with respect to which a Lien may be perfected by the filing of a financing statement under the Uniform Commercial Code without any further action or filing; provided that any such certificated equity securities of the Target and such subsidiaries of the Target will only be required to be delivered on the 2-10 Acquisition Incremental Funding Date to the extent received from the Seller or the Target and so long as you have used commercially reasonable efforts to obtain them on the 2-10 Acquisition Incremental Funding Date) after your use of commercially reasonable efforts to do so or without undue burden or expense, then the provision and/or perfection of a security interest in such Collateral shall not constitute a condition precedent to the availability or funding of the 2-10 Acquisition Incremental Term Facilities on the 2-10 Acquisition Incremental Funding Date, but instead shall be required to be delivered after the 2-10 Acquisition Incremental Funding Date pursuant to arrangements and timing to be mutually agreed by the Administrative Agent and the Borrower acting reasonably, but no later than the earlier of (x) 90 days after the 2-10 Acquisition Incremental Funding Date and (y) the date that such action must be taken pursuant to the Amended Credit Agreement and the other Loan Documents, (or, subject to any requirements in such Loan Documents, such longer period as the Administrative Agent may consent to (not to be unreasonably withheld, conditioned or delayed))). For purposes hereof, “Specified Representations” means the representations and warranties of the Borrower and the Subsidiary Guarantors set forth in the last sentence of Section 4.2 (provided that the reference to the “2021 Amendment Effective Date” set forth in Section 4.2 of the Existing Credit Agreement shall be deemed replaced with a reference to the 2-10 Acquisition Incremental Funding Date, and the reference to the “2021 Transactions” set forth in Section 4.2 of the Existing Credit Agreement and the definition of “Solvent” set forth in the Existing Credit Agreement shall be deemed replaced with a reference to the Acquisition Transactions), Section 4.3(a), the first sentence and the last two sentences of Section 4.4 (in each case, as it relates to the entering into, borrowing under, guaranteeing under, performance of, and the granting of security interests in the Collateral pursuant to the Amended Credit Agreement and the Loan Documents in respect of the 2-10 Acquisition Incremental Term Facilities), Section 4.5(b) (as it relates to the due authorization, execution, deliver and performance of the Loan Parties of the Amended Credit Agreement and the Loan Documents in respect of the 2-10 Acquisition Incremental Term Facilities), Section 4.12, Section 4.14 (subject to the provisos in clause (b) of the immediately preceding sentence and any limitations and exceptions in the Amendment, the Amended Credit Agreement or any other Loan Document), Section 4.15, Section 4.22 (as it relates to use of proceeds of the 2-10 Acquisition Incremental Term Facilities) and Section 4.23 (as it relates to use of proceeds of the 2-10

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Acquisition Incremental Term Facilities) of the Existing Credit Agreement. This paragraph, and the provisions herein, shall be referred to as the “Limited Conditionality Provisions”.

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